UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant [_]


Check the appropriate box:
[X]  Preliminary proxy statement
[_]  Definitive proxy statement
[_]  Definitive additional materials
[_]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                       HIGH COUNTRY FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                       HIGH COUNTRY FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transactions applies:
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:
--------------------------------------------------------------------------------
(2)  Form, schedule or registration statement no.:
--------------------------------------------------------------------------------
(3)  Filing party:
--------------------------------------------------------------------------------
(4)  Date filed:
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


                       HIGH COUNTRY FINANCIAL CORPORATION



                               149 Jefferson Road
                           Boone, North Carolina 28607
                                 (828) 265-4333


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                  Merger Proposed - Your Vote Is Very Important

                            Date: _____________, 2003
                            Time: ________ __.m.
                            Place: Best Western, Blue Ridge Plaza
                                   8401 East King Street
                                   Boone, North Carolina 28607

Matters to be Voted on at the Special Meeting:

o Approval of the Agreement and Plan of Reorganization and Merger dated August 27, 2003, by and among Yadkin Valley Bank and Trust Company, High Country Financial Corporation and High Country Bank.

o    Any other matters that may be properly brought before the Special Meeting.

     The Boards of Directors of High Country Financial Corporation, High Country Bank and Yadkin Valley Bank and Trust Company, a North Carolina banking corporation, headquartered in Elkin, North Carolina, have agreed on a merger in which High County Financial Corporation and High Country Bank will merge with and into Yadkin Valley Bank and Trust Company. In the merger, each share of your High Country Financial Corporation common stock will be exchanged for 1.3345 shares (subject to adjustment) of common stock of Yadkin Valley Bank and Trust Company or $24.02 in cash as described in the attached Joint Proxy Statement/Offering Circular. Upon completion of the merger, you will not own any stock or other interest in High Country Financial Corporation.

     As a shareholder of High Country Financial Corporation, you may be entitled to dissent from the Merger and obtain payment of the fair value of your shares under the provisions of Article 13 of the North Carolina Business Corporation Act. In order to perfect dissenters' rights, you must comply with the requirements of North Carolina law.

     The merger cannot be completed unless our shareholders approve it at the Special Meeting. You can vote at the Special Meeting, and any adjournments, if you owned High Country Financial Corporation common stock on ___________________, 2003. YOUR VOTE IS VERY IMPORTANT.

     Whether or not you plan to attend the Special Meeting, please take time to vote by completing and mailing the enclosed proxy card. If you sign, date and mail the proxy card without indicating how you want to vote, your proxy will be counted as a vote in favor of the merger. If you fail to return your proxy card, it will have the same effect as a vote against the merger.

     The attached Joint Proxy Statement/Offering Circular provides detailed information about the proposed merger. We encourage you to read it carefully. By Order of the Board of Directors,


                                           /s/ John M. Brubaker
                                           -------------------------------------
                                           John M. Brubaker
                                           President and Chief Executive Officer
Boone, North Carolina
_________________, 2003

                     JOINT PROXY STATEMENT/OFFERING CIRCULAR





                      YADKIN VALLEY BANK AND TRUST COMPANY
                         SPECIAL MEETING OF SHAREHOLDERS
                              ______________, 2003

                       HIGH COUNTRY FINANCIAL CORPORATION
                         SPECIAL MEETING OF SHAREHOLDERS
                               _____________, 2003














                              _______________, 2003

                    JOINT PROXY STATEMENT / OFFERING CIRCULAR

The Boards of Directors of Yadkin Valley Bank and Trust Company and High Country Financial Corporation agreed on August 27, 2003 to a transaction that will result in HC Financial being merged into Yadkin and immediately thereafter, its subsidiary, High Country Bank, being merged into Yadkin. These two mergers will be referred to in this Joint Proxy Statement/Offering Circular as the merger. Some important facts about the merger are listed below.

--------------------------------------------------------------------------------
Facts for HC Financial's Shareholders.     Facts for Yadkin's Shareholders.

   o HC  Financial  and  High  Country     o HC  Financial  and  High  Country
   each will be merged into Yadkin.        each will be merged into Yadkin.

   o As a result of the  merger,  each     o Following  the  merger,  you will
   share of HC Financial  common stock     keep the  Yadkin  common  stock you
   will  be   converted   into  either     own,   and   your   rights   as   a
   1.3345   shares  of  Yadkin  common     shareholder  of Yadkin  will not be
   stock (subject to adjustment  based     affected by the merger.
   on  an  average  closing  price  of
   Yadkin  common  stock) or $24.02 in     o   Your    Board   of    Directors
   cash.                                   unanimously  recommends approval of
                                           the merger.
   o   Your    Board   of    Directors
   unanimously  recommends approval of     o  After   the   merger,   Yadkin's
   the merger.                             shareholders  will own about  83.7%
                                           of the combined bank.
   o After the merger,  HC Financial's
   shareholders  will own about  16.3%     o The  merger  will be tax  free to
   of the combined bank.                   you.

   o Except in special  circumstances,     o  You  do  not  have  "dissenters'
   the merger will be tax free to you,     rights" under North Carolina law.
   other than with respect to cash you
   receive in  exchange  for shares of     o Yadkin  plans  to hold a  special
   HC Financial common stock.              meeting    of    shareholders    on
                                           ____________,  2003, to vote on the
   o In  connection  with the  merger,     merger.
   you have "dissenters' rights" under
   North Carolina law.                     o  We  expect   the  merger  to  be
                                           completed   by  December  31,  2003
   o HC Financial plans to hold a provided we timely receive special meeting of shareholders on shareholder and regulatory
   ___________,  2003,  to vote on the     approvals.
   merger.

   o  We  expect   the  merger  to  be
   completed   by  December  31,  2003
   provided    we    timely    receive
   shareholder      and     regulatory
   approvals.

--------------------------------------------------------------------------------

This Document. This document serves two purposes. It is a Joint Proxy Statement being distributed by HC Financial and Yadkin to their shareholders in connection with the special shareholders' meeting of HC Financial and the special shareholders' meeting of Yadkin to consider approval of the merger agreement. It is also the Offering Circular of Yadkin to offer to exchange shares of its common stock for shares of HC Financial's common stock held by HC Financial's shareholders. This document is therefore referred to as the Joint Proxy Statement/Offering Circular. It contains important information about the merger and you should read it carefully.

Merger Consideration. If the merger is approved, HC Financial shareholders may elect to convert their shares of HC Financial common stock into:

o 1.3345 shares of Yadkin common stock per share (subject to adjustment based on an average closing price of Yadkin common stock); or

o    $24.02 in cash per share; or

o 10% cash (at $24.02 per share) and 90% Yadkin common stock (at 1.3345 shares of Yadkin common stock per share, subject to adjustment based on an average closing price of Yadkin common stock).

Under the merger agreement, 90% of the total merger consideration must be in the form of Yadkin common stock. If the cash elections of HC Financial shareholders do not equal 10% of the total merger consideration, Yadkin will make certain allocations among those HC Financial shareholders who elect cash or Yadkin common stock.

The number of shares of Yadkin's common stock that HC Financial shareholders will receive in the merger is variable. If HC Financial shareholders elect to receive Yadkin common stock, the conversion ratio into Yadkin shares will change depending on changes in the market price of Yadkin's common stock and will not be known at the time of the special meetings of either HC Financial's or Yadkin's shareholders.

Yadkin's common stock is traded on the NASDAQ National Market under the symbol "YAVY" and HC Financial's common stock is quoted on the OTC Bulletin Board under the symbols "HGCF" and "HGCFU."

Voting. Even if you plan to attend your shareholder meeting, please vote as soon as possible by completing and returning the enclosed appointment of proxy. Not voting at all will have the same effect as voting against the merger.

Some factors Yadkin's and HC Financial's shareholders should consider before they decide how to vote on the merger are described in this document under the heading "Risk Factors" which begins on page 15.

Neither the Securities and Exchange Commission, the FDIC, the North Carolina Commissioner of Banks, nor any state securities commission has approved of the Yadkin stock to be issued in the merger or determined if this document is accurate or complete. It is illegal to tell you otherwise.

The shares of Yadkin stock to be issued to HC Financial's shareholders are not deposits or savings accounts and are not obligations of or guaranteed by Yadkin. They are not insured by the FDIC or any other government agency and are subject to investment risk, including the possible loss of principal.

This Joint Proxy Statement/Offering Circular is dated ___________, 2003, and it is being mailed to HC Financial's and Yadkin's shareholders on or about ___________, 2003.

                         ______________________________

                                TABLE OF CONTENTS

                                                                                            Page
                                                                                            ----

SUMMARY.......................................................................................1
SELECTED FINANCIAL DATA.......................................................................8
RISK FACTORS.................................................................................15
   Risk Factors Relating to the Merger.......................................................15
   Risk Factors Relating to Holding Yadkin's Common Stock....................................16
A WARNING ABOUT FORWARD-LOOKING STATEMENTS AND OTHER MATTERS.................................18
MARKET AND DIVIDEND INFORMATION..............................................................19
   Yadkin's Capital Stock....................................................................19
   HC Financial's Capital Stock..............................................................20
YADKIN AND HC FINANCIAL UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION.........21
THE SPECIAL MEETINGS OF SHAREHOLDERS.........................................................28
   Special Meeting of Yadkin's Shareholders..................................................28
   Special Meeting of HC Financial's Shareholders............................................30
PROPOSAL FOR BOTH THE YADKIN SPECIAL MEETING AND THE HC FINANCIAL
SPECIAL MEETING:  APPROVAL OF THE
MERGER.......................................................................................33
   General...................................................................................33
   The Merger................................................................................33
   Conversion of HC Financial Common Stock...................................................33
   Election of Merger Consideration..........................................................34
    Common Stock Adjustments.................................................................35
   Restrictions on Amount of Yadkin Common Stock and Cash to be Issued.......................35
   Disposal of HC Financial Common Stock Certificates........................................35
    Book Entry Ownership.....................................................................35
    Effect on the HC Financial Warrants......................................................36
   Effect of the Merger on Outstanding Yadkin Common Stock...................................36
   Recommendation of Yadkin's Board..........................................................36
    Recommendation of HC Financial's Board...................................................37
   Background of and Reasons for the Merger..................................................37
    HC Financial's Reasons for the Transaction...............................................38
   Yadkin's Reasons for the Transaction......................................................39
   Opinion of Yadkin's Financial Advisor.....................................................39
   Opinion of HC Financial's Financial Advisor...............................................47
   Required Regulatory Approvals.............................................................58
   Conduct of Business Pending the Merger....................................................58
   Dividends.................................................................................59
   Prohibition on Solicitations..............................................................59
   Accounting Treatment......................................................................59
   Certain Income Tax Consequences...........................................................60
   Conditions to Consummation of the Merger..................................................61
   Waiver; Amendment of the Merger Agreement.................................................62
   Termination of the Merger Agreement.......................................................62
   Closing Date and Effective Time...........................................................63
   Interests of Certain Persons With Respect to the Merger...................................63
    Effect on Employees and Certain Benefit Plans............................................64
   Expenses..................................................................................64



DISSENTER'S RIGHTS OF HC FINANCIAL SHAREHOLDERS..............................................65
YADKIN VALLEY BANK AND TRUST COMPANY.........................................................67
   General...................................................................................67
   Beneficial Ownership of Securities........................................................68
   Other Available Information...............................................................69
HIGH COUNTRY FINANCIAL CORPORATION...........................................................70
   General...................................................................................70
   Beneficial Ownership of Securities........................................................73
   Other Available Information...............................................................74
DESCRIPTION OF YADKIN'S CAPITAL STOCK .......................................................75
DIFFERENCES IN CAPITAL STOCK.................................................................77
INDEMNIFICATION..............................................................................79
LEGAL MATTERS................................................................................81
EXPERTS......................................................................................81
DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS....................................................81
WHERE YOU CAN GET MORE INFORMATION...........................................................82
ADDITIONAL INFORMATION.......................................................................83
INFORMATION INCORPORATED BY REFERENCE........................................................83


APPENDIX A - Agreement and Plan of Reorganization and Merger................................A-1
APPENDIX B - Article 13 of the North Carolina Business Corporation Act......................B-1
APPENDIX C - Fairness Opinion of The Carson Medlin Company..................................C-1
APPENDIX D - Fairness Opinion of Smith Capital..............................................D-1



                         ______________________________

                                     SUMMARY

The following is a brief summary of the information in this document. The summary is not intended to be complete, and it may not contain all the information that is important to you. To better understand the merger that will be voted on by HC Financial's shareholders and Yadkin's shareholders at their special meetings of shareholders, we urge you to read carefully this document, the documents that accompany this Joint Proxy Statement/Offering Circular and the documents to which we refer you. See "Where You Can Get More Information" on page 82.

Yadkin Special Meeting of Shareholders (Page 28)

Yadkin plans to hold a special meeting of shareholders on _______________, 2003, at ______ __.m. at the Foothills Arts Council, 129 Church Street, Elkin, North Carolina 28621. At the Yadkin Special Meeting, the sole matter for consideration will be a proposal to approve the merger agreement, and the plans of merger contained in the merger agreement, between HC Financial, High Country and Yadkin that provide for HC Financial and High Country each to be merged into Yadkin.

You can vote at the Yadkin Special Meeting if you owned Yadkin common stock at the close of business on ____________, 2003. On that date, there were ______________ outstanding shares of Yadkin common stock. You may cast one vote for each share of Yadkin common stock that you owned of record on that date.

A Two-Thirds Vote of Yadkin's Shareholders is Required to Approve the Merger. Approval of the merger requires the affirmative vote of the holders of two-thirds of Yadkin's outstanding shares of common stock. Because a two-thirds vote of all shares is required to approve the merger, your failure to vote will have the same effect as a vote against approval of the merger.

Directors and executive officers of Yadkin own __% of the shares that may be voted at Yadkin's Special Meeting. Such directors and executive officers would control up to __% of the shares that may be voted at Yadkin's Special Meeting upon the exercise of outstanding stock options. We expect all such shares to be voted in favor of the merger.

Brokers who hold shares as nominees, or in "street name," will not have the authority to vote such shares at Yadkin's Special Meeting unless they receive instructions from the shareholder whose account they hold.

HC Financial Special Meeting of Shareholders (Page 30)

HC Financial plans to hold a special meeting of shareholders on _____________, 2003, at ______ __.m. at the Best Western, Blue Ridge Plaza, 8401 East King Street, Boone, North Carolina. At the HC Financial Special Meeting, the sole matter for consideration will be a proposal to approve the merger agreement, and the plans of merger contained in the merger agreement, between HC Financial, High Country and Yadkin that provide for HC Financial and High Country each to be merged into Yadkin.

You can vote at the HC Financial Special Meeting if you owned HC Financial common stock at the close of business on ________________, 2003. On that date, there were _______________ outstanding shares of HC Financial common stock. You may cast one vote for each share of HC Financial common stock that you owned of record on that date.

A Majority Vote of HC Financial's Shareholders is Required to Approve the Merger. Approval of the merger requires the affirmative vote of the holders of a majority of HC Financial's outstanding shares of common stock.

Because an absolute majority vote of all shares is required to approve the merger, your failure to vote will have the same effect as a vote against approval of the merger.

Directors and executive officers of HC Financial currently own __% of the shares that may be voted at HC Financial's Special Meeting. Such directors and executive officers would control up to __% of the shares that may be voted at HC Financial's Special Meeting upon the exercise of outstanding stock options. We expect all such shares to be voted in favor of the merger.

Brokers who hold shares as nominees, or in "street name," will not have the authority to vote such shares at HC Financial's Special Meeting unless they receive instructions from the shareholder whose account they hold.

Parties to the Merger (Pages 67 and 70)

HC Financial is a North Carolina business corporation that is registered with the Federal Reserve Board as a bank holding company and is the parent company of High Country. The mailing address of HC Financial's principal office is 149 Jefferson Road, Boone, North Carolina 28607, and its telephone number at that address is (828) 265-4333.

High Country is a North Carolina banking corporation and is the wholly owned subsidiary of HC Financial. The mailing address of its principal office is 149 Jefferson Road, Boone, North Carolina 28607, and its telephone number at that address is (828) 265-4333. It operates three offices in Boone (Watauga County) and two offices in West Jefferson (Ashe County).

Yadkin is also a North Carolina banking corporation. The mailing address of its principal office is 209 North Bridge Street, Elkin, North Carolina 28621, and its telephone number at that address is (336) 526-6300. It operates fourteen full-service banking offices. The offices in Jefferson and West Jefferson (Ashe County), Wilkesboro and North Wilkesboro (Wilkes County), Elkin (Surry County), and East Bend and Jonesville (Yadkin County) are operated under the Yadkin Valley Bank name. The offices in Statesville and Mooresville (Iredell County) and Cornelius and Huntersville (Mecklenburg County) are operated under the assumed name "Piedmont Bank, a division of Yadkin Valley Bank." Further information on Yadkin, including its periodic reports on Forms 10-K and 10-Q, is available on its website: www.yadkinvalleybank.com.

Effect of the Merger (Page 33)

As a result of the merger:

o    HC Financial will be merged into Yadkin;
o Each outstanding share of HC Financial's common stock will be converted into the right to receive either 1.3345 shares of Yadkin's common stock (subject to adjustment based on an average closing price of Yadkin common stock prior to final regulatory approvals) or $24.02 in cash;
o Immediately following the merger of Yadkin and HC Financial, High Country will be merged into Yadkin; and
o The existing branches of High Country located in Watauga County will operate under the name "High Country Bank, a division of Yadkin Valley Bank."

Yadkin will be the surviving corporation in both the HC Financial merger and the High Country merger.

Conversion of HC Financial Common Stock  (Page 33)

At the effective time of the merger, each HC Financial shareholder will be able to elect to convert his or her outstanding shares of HC Financial common stock into:
o 1.3345 shares of Yadkin common stock per share (subject to adjustment based on an average closing price of Yadkin common stock); or
o    $24.02 in cash per share; or
o 10% cash (at $24.02 per share) and 90% Yadkin common stock (at 1.3345 shares of Yadkin common stock per share, subject to adjustment based on an average closing price of Yadkin common stock).

The exact amount of cash and stock to be issued to each HC Financial shareholder will be based on the elections of all HC Financial shareholders and the average closing price of Yadkin's common stock over the 15 day trading period ending prior to the date of the final regulatory approval of the merger.

Because the market price of Yadkin stock to be used to determine the exchange ratio for each share of HC Financial common stock will not be determined until all regulatory approvals are received, the per share exchange ratio for each share of HC Financial common stock cannot be calculated at this time. If the 15 day trading average of Yadkin's common stock remains between $15.84 and $20.16, the exchange ratio for each share of HC Financial common stock will be 1.3345 shares of Yadkin common stock. If the 15 day trading average of Yadkin's common stock is below $15.84 or above $20.16, the exchange ratio for each share of HC Financial common stock will be adjusted as provided in the merger agreement. If the 15 day trading average of Yadkin's common stock is between $13.50 and $15.84, the exchange ratio for each share of HC Financial common stock will be adjusted based on a per share value of $21.14 for each share of HC Financial common stock. For example, if Yadkin's average trading price was $13.50, the exchange ratio would be 1.5658 which is $21.14 divided by $13.50. If the 15 day trading average of Yadkin's common stock is between $20.16 and $22.50, the exchange ratio for each share of HC Financial common stock will be adjusted based on a per share value of $26.90 for each share of HC Financial common stock. For example, if Yadkin's average trading price was $22.50, the Exchange Ratio would be 1.1957 which is $26.90 divided by $22.50. As of _____, 2003, the 15 day trading average of Yadkin's common stock was $____, which would result in an exchange ratio for each share of HC Financial common stock of 1.3345 shares of Yadkin common (which results in a per share market value of the stock merger consideration of $____).

While we cannot assure you that you will receive the merger consideration you elect, each HC Financial shareholder may elect to receive:

o    all of his or her merger consideration in shares of Yadkin common stock; or
o    all of his or her merger consideration in cash; or
o 10% of his or her merger consideration in cash and 90% in Yadkin common stock.

Shareholder elections will be adjusted as provided in the merger agreement, if necessary, to ensure that 90% of the shares of HC Financial's common stock will be exchanged for shares of Yadkin common stock and 10% of the shares of HC Financial's common stock will be exchanged for cash. If shareholder elections are adjusted, then HC Financial shareholders may be required to receive a mix of consideration that is different from what they elected.

An election form will be mailed to HC Financial shareholders shortly before the proposed closing date of the merger. The election form will allow each HC Financial shareholder to elect the form of merger consideration he or she would like to receive. Upon consummation of the merger (assuming an exchange ratio of 1.3345 shares of Yadkin common stock for each share of HC Financial common stock), shareholders of HC Financial will own approximately 16.3% of the issued and outstanding shares of Yadkin.

We have attached the merger agreement as Appendix A of this Joint Proxy Statement/Offering Circular. We encourage you to read the merger agreement as it is the legal document that governs the merger.

Conversion of HC Financial Warrants (Page 36)

The merger agreement provides that, at the effective time of the merger, the holders of outstanding warrants to purchase shares of HC Financial common stock will have the right to surrender their warrants for $2.02 in cash per share. The merger agreement further provides that exercise date of the warrants may be accelerated to the effective time of the merger.

Conversion of HC Financial Stock Options (Page 64)

The merger agreement provides that, at the effective time of the merger, the holders of outstanding stock options to purchase shares of HC Financial common stock will have the right to surrender their stock options and receive a cash payment equal to the difference between the exercise price of each stock option and $24.02. Alternatively, the holders of stock options who do not surrender their stock options to Yadkin will have their stock options converted into options to purchase shares of Yadkin common stock with appropriate adjustments to the number and per share exercise price of their stock options.

Book Entry Ownership (Page 35)

After the total merger consideration has been allocated, Yadkin shall send or cause to be sent to each former HC Financial shareholder of record written notice confirming the total cash merger consideration and total stock merger consideration to which such shareholder is entitled in exchange for his or her HC Financial common stock and an amount of cash, if any, to which such shareholder is entitled in exchange for his or her HC Financial common stock. The notice will request that each former HC Financial shareholder dispose of the certificates evidencing HC Financial common stock. Yadkin or its exchange agent will maintain a book entry list of the Yadkin common stock to which each former HC Financial shareholder is entitled. Certificates evidencing the Yadkin common stock into which the shareholder's HC Financial common stock has been converted will not be issued.

Shareholders of HC Financial Have Dissenters' Rights (Page 65)

If the merger is completed, North Carolina law gives HC Financial's shareholders the right to dissent and to receive the "fair value" of their shares of HC Financial Stock in cash. In order to dissent, you must, among other things:

o give HC Financial, before the vote on the merger agreement is taken at the HC Financial Special Meeting, timely written notice of your intent to demand payment for your shares if the merger is completed;
o    not vote your shares in favor of the merger agreement;
o demand payment and deposit your share certificates by the date set forth in and in accordance with the terms and conditions of a "dissenters' notice" that will be sent to you by HC Financial; and,
o otherwise satisfy all of the requirements of the Article 13 of the North Carolina Business Corporation Act which is attached as Appendix B to this Joint Proxy Statement/Offering Circular.

If you wish to dissent, please read Appendix B carefully as you must take affirmative steps to preserve your rights.

Yadkin's Board Of Directors Unanimously Recommends That Yadkin's Shareholders Vote "FOR" The Merger Agreement (Page 36)

Yadkin's Board of Directors has unanimously approved the merger agreement and believes the merger is in the best interest of Yadkin and its shareholders. Yadkin's Board of Directors unanimously recommends that Yadkin's shareholders vote "FOR" approval of the merger agreement.

HC Financial's Board Of Directors Unanimously Recommends That HC Financial's Shareholders Vote "FOR" The Merger Agreement (Page 37)

HC Financial's Board of Directors has unanimously approved the merger agreement and believes the merger is in the best interest of HC Financial, High Country, and HC Financial's shareholders. HC Financial's Board of Directors unanimously recommends that HC Financial's shareholders vote "FOR" approval of the merger agreement.

Yadkin's Financial Advisor Believes That The Merger Consideration Is Fair To Yadkin's Shareholders (Page 37)

Yadkin's Board of Directors has retained The Carson Medlin Company as its financial advisor in connection with its consideration of the merger agreement. The Carson Medlin Company has provided Yadkin's Board of Directors with its written opinion which states that it believes the merger consideration to be paid to HC Financial's shareholders in connection with the merger as provided in the merger agreement is fair from a financial point of view to Yadkin and its shareholders. A copy of the opinion is attached as Appendix C to this Joint Proxy Statement/Offering Circular.

HC Financial's Financial Advisor Believes That The Merger Is Fair To HC Financial's Shareholders (Page 47)

HC Financial's Board of Directors has retained Smith Capital, Inc. as its financial advisor in connection with its consideration of the merger agreement. Smith Capital has provided HC Financial's Board of Directors with its written opinion which states that it believes the merger consideration to be received by HC Financial's shareholders in connection with the merger as provided in the merger agreement is fair from a financial point of view. A copy of the opinion is attached as Appendix D to this Joint Proxy Statement/Offering Circular.

Comparative Per Share Market Price Information  (Page 19)

Shares of Yadkin's common stock are listed on the Nasdaq National Market under the symbol "YAVY". On May 27, 2003, the last full trading day prior to the public announcement of the letter of intent, Yadkin's common stock closed at $17.55 per share. On _______, 2003, the most recent trading date prior to the printing of this document, Yadkin's common stock closed at $____ per share.

Shares of HC Financial's common stock are quoted on the OTC Bulletin Board under the symbols "HGCF" and "HGCFU." On May 27, 2003, the last full trading day prior to the public announcement of the letter of intent, HC Financial's common stock closed at $11.80 per share. On _______, 2003, the most recent trading date prior to the printing of this document, HC Financial's common stock closed at $____ per share.

Banking Regulators Also Must Approve Merger (Page 58)

The merger is subject to approval by the FDIC, North Carolina Commissioner of Banks and the North Carolina Banking Commission. Applications for those regulatory approvals have been filed. As of the date of this document, we have not yet received the required approvals. Although we do not know of any reason why we would not be able to obtain the necessary approvals in a timely manner, we cannot be certain when or if we will get them.

There Are Certain Other Conditions To The Merger (Page 61)

In addition to required shareholder and regulatory approvals, various other conditions described in the merger agreement must be satisfied in order for the merger to be completed.

The Merger Agreement May Be Terminated For Certain Reasons (Page 62)

Before the merger is completed, the merger agreement may be terminated by the mutual agreement of HC Financial, High Country and Yadkin, and, under certain conditions described in the merger agreement, it also may be terminated by either HC Financial or Yadkin alone.

Expected Effective Time Of The Merger (Page 63)

If all required regulatory approvals are received and HC Financial's and Yadkin's shareholders approve the merger agreement, HC Financial and Yadkin expect that the merger will become effective on or before December 31, 2003.

Financial Interests Of HC Financial's And High Country's Directors And Officers In The Merger (Page 63)

Certain of HC Financial's and High Country's executive officers and directors have interests in the merger and will receive certain benefits that are in addition to their interests as shareholders of HC Financial generally. Three of HC Financial's current directors (Harry M. Davis, Larry V. Hughes and C. Kenneth Wilcox) will be appointed to serve with Yadkin's current directors as directors of Yadkin following the effective date of the merger. The directors of HC Financial who will not continue as directors of Yadkin may elect to be appointed to an advisory board of Yadkin for Watauga County and will be entitled to receive directors' fees of $600 per month for three years after the effective date of the merger.

The Merger Will Be Treated As A "Purchase" For Accounting Purposes (Page 59)

Under the purchase method of accounting, the net assets and liabilities of HC Financial and High Country, as the companies being acquired in the merger are, as of the closing date of the merger, generally recorded at their respective fair values and added to those of Yadkin. Yadkin's financial statements issued after consummation of the merger will reflect such values and will not be restated retroactively to reflect the historical financial position or results of operations of HC Financial and High Country.

Shareholders Will Generally Not Be Taxed On Any Stock Received But Could Be Taxed On Cash Received As A Result Of The Merger (Page 60)

Yadkin and HC Financial expect that the merger will be treated as a "tax-free reorganization" for federal income tax purposes. A condition of completing the merger is that Yadkin and HC Financial receive a written opinion from Maupin Taylor, P.A. to that effect.

There Are Differences Between Yadkin Common Stock And HC Financial Common Stock (Page 77)

When HC Financial's shareholders receive Yadkin common stock for their HC Financial common stock, they will become shareholders of Yadkin. There are certain differences under North Carolina law between the rights of holders of HC Financial common stock and the rights of shareholders of Yadkin.

HC Financial Has Agreed Not to Solicit Alternative Transactions (Page 59)

In the merger agreement, HC Financial has agreed not to encourage, negotiate with, or provide any information to any entity other than Yadkin concerning an acquisition involving HC Financial or High Country. This restriction, along with the termination payment described below, may deter other potential parties interested in acquiring control of HC Financial or High Country. However, HC Financial may take certain of these actions if its Board of Directors determines that it should do so. This determination by the HC Financial Board must be made after the HC Financial Board consults with its legal counsel, and must be based on the HC Financial Board's fiduciary duties. As a condition to Yadkin entering into the merger agreement, HC Financial agreed to pay Yadkin $1,000,000 if HC Financial terminates the merger agreement for fiduciary reasons and, within twelve months, enters into an agreement to, or completes, a transaction with an entity other than Yadkin which results in HC Financial or High Country being acquired by or coming under the control of a person other than Yadkin.

Risk Factors (Page 15)

There are some risk factors that you should consider before you decide how to vote on the Merger.

                         SELECTED FINANCIAL INFORMATION

Yadkin

The following table contains certain selected historical financial information for Yadkin on the dates and for the periods indicated. This selected financial information has been derived from, and you should read it in conjunction with, Yadkin's audited financial statements and unaudited interim financial statements, together with related financial statement footnotes, which are incorporated by reference into this Joint Proxy/Offering Circular from Yadkin's Form 10-K for the fiscal year ended December 31, 2002 and its Form 10-Q for the period ending June 30, 2003. A copy of Yadkin's report on Form 10-K for the fiscal year ended December 31, 2002, and/or a copy of Yadkin's report on Form 10-Q for the period ended June 30, 2003 can be obtained through one of two methods discussed below. One option is to go to the website www.yadkinvalleybank.com, and then select the "Investor Relations" option on the left side of the web page followed by "Documents" on the pull down menu. Alternatively, copies may be provided free of charge upon the request of any shareholder entitled to vote at the Yadkin or HC Financial Special Meetings. Requests for copies should be directed to Edwin Laws, Vice President and Chief Financial Officer, Yadkin Valley Bank and Trust Company, 209 N. Bridge Street, Elkin, North Carolina 28621, (336) 526-6300.

The information as of and for the six months ended June 30, 2003 and 2002, is unaudited but, in the opinion of Yadkin's management, contains all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of Yadkin's financial condition and results of operations for those periods. The results of operations for the six-month period ended June 30, 2003 are not necessarily indicative of the results to be expected for the remainder of the year or any other period.



Selected Financial Data      Six Months Ended June 30,                             Years ended December 31,
                             ---------------------------   -------------------------------------------------------------------------
                                  2003           2002           2002           2001          2000           1999            1998
                             ---------------------------   ------------   ------------   ------------   ------------   -------------

Interest income              $ 17,006,670   $ 11,130,481   $ 28,026,002   $ 26,860,498   $ 29,199,772   $ 26,457,198   $ 25,835,866

Interest expense                5,358,119      3,934,218      9,865,506     12,232,539     13,029,523     10,958,155     11,687,373
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
Net interest income
                               11,648,551      7,196,263     18,160,496     14,627,959     16,170,249     15,499,043     14,148,493

Provision for loan losses         680,000        375,000      1,460,000      1,350,000        525,000        500,000        685,000
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
Net interest income after

 provision for loan losses     10,968,551      6,821,263     16,700,496     13,277,959     15,645,249     14,999,043     13,463,493
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
Non-interest income
                                4,253,132      2,198,619      5,455,456      3,764,961      2,538,762      2,301,088      2,938,409

Non-interest expenses           8,523,522      4,228,735     11,652,884      8,180,616      7,961,414      7,705,759      7,824,364
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
Income before income taxes
                                6,698,161      4,791,147     10,503,068      8,862,304     10,222,597      9,594,372      8,577,538

Provision for income taxes      2,083,142      1,556,500      3,462,453      2,857,000      3,489,702      3,370,000      2,965,000
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------


Net Income                   $  4,615,019   $  3,234,647   $  7,040,615   $  6,005,304   $  6,732,895   $  6,224,372   $  5,612,538
                             ============   ============   ============   ============   ============   ============   ============

Net income per share
information:


 Basic                       $       0.53   $       0.46   $       0.90   $       0.83   $       0.92   $       0.84   $       0.76
                             ============   ============   ============   ============   ============   ============   ============
 Diluted                     $       0.52   $       0.45   $       0.89   $       0.83   $       0.91   $       0.83   $       0.75
                             ============   ============   ============   ============   ============   ============   ============
Cash dividends
                             $       0.20   $       0.20   $       0.40   $      0.40    $      0.37    $       0.32   $       0.23
                             ============   ============   ============   ============   ============   ============   ============

Weighted average shares

 Basic                          8,712,313      7,108,944      7,790,276      7,248,000      7,356,650      7,420,903      7,402,485

 Diluted                        8,885,286      7,114,113      7,919,299      7,248,000      7,373,564      7,470,594      7,456,546

Key Balance Sheet Data       As of June 30,                                                 As of December 31,
                             ------------------------------------------------------------------------------------------------------
                                 2003           2002           2002           2001           2000           1999           1998
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------


Loans, net                   $424,967,926   $229,657,101   $409,548,203   $239,589,065   $232,409,180   $223,683,167   $212,069,605

Deposits                      539,051,853    296,886,877    557,282,039    301,741,924    312,503,445    295,102,971    292,815,361

Total assets                  656,238,584    361,483,983    661,218,211    368,713,918    371,896,320    345,496,712    338,523,858

Stockholders' equity           71,660,140     46,614,268     68,124,970     45,467,848     43,659,016     39,676,172     37,372,468


                         SELECTED FINANCIAL INFORMATION

HC Financial

The following table sets forth certain selected historical financial information for HC Financial on the dates and for the periods indicated. The selected financial information has been derived from, and you should read it in conjunction with, HC Financial's audited consolidated financial statements and unaudited interim consolidated financial statements, together with the related financial statement footnotes, which are included in HC Financial's Form 10-KSB for the fiscal year ended December 31, 2002 and HC Financial's Form 10-QSB for the six-month period ended June 30, 2003, which are incorporated by reference into this Joint Proxy Statement/Offering Circular. A copy of HC Financial's report on Form 10-QSB for the period ended June 30, 2003 can be obtained through one of the two methods discussed below. The first method is to obtain the document on the internet by selecting the website www.sec.gov, and selecting "Search for Company Filings" under the "Filings and Forms (EDGAR)" section. On the next screen select "Companies and Other Filers" under "General Purpose Searches." Then type "High Country Financial" in the "Company Name" field and select "Find Companies." The next screen will display public filings which include the Form 10-QSB filed on August 13, 2003. After selecting this filing, the next screen lists the document choices. Document one is the body of Form 10-QSB, and exhibits can be found in documents three though six. Alternatively, copies will be provided free of charge upon the request of any shareholder entitled to vote at the Yadkin or HC Financial Special Meetings. Requests for copies should be directed to David H. Harman, Senior Vice President and Chief Financial Officer, High Country Bank, 149 Jefferson Road, Boone, North Carolina 28607, (828) 265-4333.

The information as of and for the six-months ended June 30, 2003 and 2002, has not been audited but, in the opinion of HC Financial's management, contains all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of HC Financial's financial condition and results of operations for those periods. The results of operations for the six-month period ended June 30, 2003 are not necessarily indicative of the results to be expected for the remainder of the year or any other period.



                                                                                                                    One Month Ended
Selected Financial Data     Six Months Ended June 30,                 Years ended December 31,                         December 31,
                            ---------------------------   ---------------------------------------------------------   --------------
                                 2003           2002           2002           2001           2000          1999            1998
                            ---------------------------   -------------  ------------   ---------------------------   --------------

Interest income             $  4,799,325   $ 4 ,374,801   $  9,306,364   $  8,258,290   $  5,540,377   $  2,375,885    $     46,089

Interest expense               2,002,903      2,063,236      4,187,545      4,611,384      2,805,870        911,369           4,670
                            ------------   ------------   ------------   ------------   ------------   ------------    ------------

Net intetest income            2,796,422      2,311,565      5,118,819      3,646,906      2,734,507      1,464,516          41,419

Provision for loan losses        382,500        224,000        587,000        395,000        388,028        635,000          35,000
                            ------------   ------------   ------------   ------------   ------------   ------------    ------------
Net interest income after

 provision for loan losses     2,413,922      2,087,565      4,531,819      3,251,906      2,346,479        829,516           6,419

Non-interest income            1,614,111      1,033,705      2,329,066      1,567,822        678,655        354,849           1,143

Non-interest expenses          3,206,739      2,595,151      5,659,107      4,630,743      2,489,774      1,711,562         147,570
                            ------------   ------------   ------------   ------------   ------------   ------------    ------------

Income before income taxes       821,294        526,119      1,201,778        188,985        535,360       (527,197)       (140,008)

Provision for income taxes       317,659        183,000        450,786          2,547           --             --              --
                            ------------   ------------   ------------   ------------   ------------   ------------    ------------


Net Income                  $    503,635   $    343,119   $    750,992   $    186,438   $    535,360   $   (527,197)   $   (140,008)
                            ============   ============   ============   ============   ============   ============    ============

Net income per share
information:


 Basic                      $       0.36   $       0.24   $       0.53   $       0.14   $       0.47   $      (0.55)   $      (0.15)
                            ============   ============   ============   ============   ============   ============    ============
 Diluted                    $       0.34   $       0.23   $       0.51   $       0.13   $       0.44   $      (0.55)   $      (0.15)
                            ============   ============   ============   ============   ============   ============    ============


Cash dividends              $          -   $          -   $          -   $          -   $          -   $          -    $          -
                            ============   ============   ============   ============   ============   ============    ============

Weighted average shares

 Basic                         1,418,933      1,416,822      1,417,434      1,352,357      1,140,000        950,000         950,000

 Diluted                       1,478,650      1,497,051      1,482,031      1,412,566      1,220,221        950,000         950,000

Key Balance Sheet Data      As of June 30,                                              As of December 31,
                            -------------------------------------------------------------------------------------------------------
                                2003           2002           2002           2001           2000           1999            1998
                            ------------   ------------   ------------   ------------   ------------   ------------    ------------


Loans, net                  $145,408,631   $118,775,282   $134,045,261   $111,914,137   $ 66,213,968   $ 37,679,218    $  1,782,488

Deposits                     156,774,507    133,644,741    156,846,628    116,213,484     39,977,556     39,977,556       4,128,721

Total assets                 177,710,099    153,616,935    177,483,365    137,260,653     49,650,121     49,650,121      14,351,154

Stockholders' equity          15,956,658     15,011,767     15,449,773     14,542,857     10,156,622      9,562,762      10,131,734

Unaudited Pro Forma Combined Selected Financial Data

The following tables set forth certain selected historical combined financial information for Yadkin on a pro forma basis on the dates and for the periods indicated. The pro forma data has been prepared assuming that the merger had been completed on June 30, 2003 for balance sheet data, and on January 1, 2002 for results of operations data, using the "purchase" method of accounting. This information has been prepared based on estimates of the fair values of HC Financial's tangible and identifiable intangible assets and liabilities. The final purchase accounting adjustments may be materially different from those used in preparing the pro forma data presented below. Any decrease in the net fair value of the assets and liabilities of HC Financial as compared to the information shown below will have the effect of increasing the amount of the purchase price allocable to goodwill. (See "Proposal for both the Yadkin Special Meeting and the HC Financial Special Meeting: Approval of the Merger - Accounting Treatment" on page 59.) The pro forma information is not necessarily indicative of the operating results or financial condition of the combined company that would have occurred had the merger occurred at the beginning of the periods presented, nor is it necessarily indicative of the future operating results or financial position of the combined company. You should read the information below in conjunction with Yadkin's and HC Financial's audited financial statements and unaudited interim financial statements, together with the related financial statement footnotes, which are incorporated by reference in this Joint Proxy Statement/Offering Circular, and the Unaudited Pro Forma Condensed Combined Financial Statements and related notes and assumptions on pages 21 - 27.

Pro Forma Combined Selected Financial Data (unaudited)

                                        Six Months              Year Ended
                                      Ended June 30,           December 31,
                                           2003                   2002
                                      --------------           ------------
                                       (in thousands, except per share data)


Interest income                          $ 21,336                $ 36,450
Interest expense                            7,200                  13,731
                                         --------                --------
Net interest income                        14,136                  22,719
Provision for loan losses                   1,062                   2,047
                                         --------                --------
Net interest income after
  provision for loan losses                13,074                  20,672
Non-interest income                         5,867                   7,733
                                         --------                --------
Non-interest expense                       11,386                  17,326
Amortization of intangible assets             563                     428
                                         --------                --------
Income before income taxes                 11,949                  10,651
Provision for income taxes                  2,200                   3,513
                                         --------                --------
Net income                                  4,792                   7,138
                                         ========                ========

Net income per common share:
  Basic                                  $   0.46                $   0.75
                                         ========                ========
  Diluted                                $   0.45                $   0.74
                                         ========                ========

Key Balance Sheet Data
                                      As of June 30,
                                           2003
                                         --------
                                     (in thousands)

Loans, net                               $574,594

Deposits                                  697,436

Total assets                              856,055

Comparative Per Share Data

The following table includes per share data for Yadkin stock and HC Financial common stock, including book values, cash dividends declared, and net income, on the dates and for the periods presented:

o    for Yadkin and HC Financial on a historical basis;

o    for Yadkin on a pro forma combined basis; and

o    on an equivalent per share of HC Financial common stock basis.

The pro forma combined and equivalent per share information combines the Yadkin information together with the proposed merger and HC Financial as though the merger had occurred on June 30, 2003 and December 31, 2002 in the case of book value per share and on January 1, 2002 in the case of net income. The pro forma data in the table assumes that the merger is accounted for using the "purchase" method of accounting. (See "Proposal for both the Yadkin Special Meeting and the HC Financial Special Meeting: Approval of the Merger - Accounting Treatment" on page 59.) The pro forma data is not indicative of the results of future operations or the actual results that would have occurred had the merger been consummated at the beginning of the periods presented. You should read the information below in conjunction with Yadkin's and HC Financial's audited financial statements and unaudited interim financial statements, together with the related financial statement footnotes, which are incorporated by reference in this Joint Proxy Statement/Offering Circular, and the Unaudited Pro Forma Condensed Combined Financial Statements and related notes and assumptions on pages 21 - 27.




                                                                       As of and for the
                                                                        six months ended
                                                                         June 30, 2003
                                                                       -----------------
Book value per share:
            Yadkin                                                        $    8.21
            HC Financial                                                      11.24
            Pro forma combined                                                10.04
            Pro forma equivalent per share for HC Financial (1)               13.40
Tangible book value per share:
            Yadkin                                                        $    6.80
            HC Financial                                                      11.24
            Pro forma combined                                                 6.69
Cash dividends per share:
            Yadkin                                                        $    0.20
            HC Financial                                                         --
            Pro forma combined                                                 0.20
            Pro forma equivalent per share data for HC Financial (2)             --
Diluted net income per share:
            Yadkin                                                        $    0.52
            HC Financial                                                       0.34
            Pro forma combined                                                 0.45
            Pro forma equivalent per share for HC Financial (1)                0.60

(1) Pro forma equivalent per share amounts have been calculated by multiplying the "Pro forma combined" amounts by the exchange rate of 1.3345 shares of Yadkin Common Stock for each share of HC Financial Common Stock.

(2) Pro forma equivalent per share dividends for HC Financial shares is not presented as HC Financial does not have a history of paying cash dividends.

The following table lists the closing market values of Yadkin common stock and HC Financial common stock on May 27, 2003 (the last day preceding the first public announcement of the letter of intent), and equivalent per share market value of HC Financial common stock on that date based on the terms of the merger agreement.

                                                     Pro forma equivalent
                                   HC Financial        per share of High
                Yadkin Stock         Stock               Country Stock
                ------------         -----               -------------
Market value       $17.55           $11.80                   $23.42

                                  RISK FACTORS

In deciding how to vote on the merger, HC Financial's shareholders will be making an investment decision to take Yadkin common stock in exchange for their HC Financial common stock. In addition to normal investment risks, there are certain factors that they should be aware of in making their decisions. In addition to the other information in this document, they should carefully consider the risk factors described below. Please also refer to page 18 under "A Warning About Forward-Looking Statements and Other Matters" for additional information to consider before casting your vote.

                       Risk Factors Relating To The Merger

The  exchange   ratio  for  the  stock  merger   consideration   HC  Financial's
shareholders will receive as a result of the merger is dependent on the market value of the Yadkin common stock.

Upon completion of the merger, 90% of the outstanding shares of HC Financial common stock may be converted into shares of Yadkin common stock at an exchange ratio of 1.3345 shares of Yadkin common stock for each share of HC Financial common stock provided the market price of Yadkin common stock is between $15.84 and $20.16 for the 15 trading days prior to the last regulatory approval of the merger. If the Yadkin average price is lower than $15.84 or higher than $20.16, then the exchange ratio will be adjusted as provided in the merger agreement. Both HC Financial and Yadkin are permitted to terminate the merger agreement as a result of certain material changes in the market price of Yadkin's common stock. Stock price changes may result from a variety of factors, including general market and economic conditions, changes in the combined company's businesses, operations and prospects and regulatory considerations. Many of these factors are beyond Yadkin's control. Because the date of the last regulatory approval may be after the dates of the shareholder meetings, at the time of the shareholder meetings, HC Financial's and Yadkin's shareholders may not know the final exchange ratio.

Because the market price of Yadkin common stock may fluctuate, HC Financial's shareholders cannot be sure of the market value of the Yadkin common stock that they will receive in the merger.

Changes in the prices of Yadkin common stock prior to the merger will affect the market value of the Yadkin common stock that HC Financial's shareholders will receive for their HC Financial common stock when the merger is completed, just as those changes will affect the market value of the Yadkin common stock that Yadkin's shareholders now hold and will continue to hold after the merger is completed. The price of Yadkin common stock at the closing of the merger may vary from its prices on the date the merger agreement was signed, on the date of this Joint Proxy Statement/Offering Circular, on the date of the shareholder meetings, and on the date the merger is completed. As a result, the market value represented by Yadkin common stock may be different on each of those dates.

Combining  HC   Financial   and  Yadkin  may  be  more   difficult,   costly  or
time-consuming than expected.

Upon completion of the merger, Yadkin will merge the operations of High Country with its operations. When Yadkin begins to integrate the two companies' operations, it is possible that there will be disruptions in each company's ongoing operations. For example, when Yadkin begins working out differences in the two companies' business procedures, controls, product descriptions, account terms, personnel policies and data processing systems, there could be problems that affect Yadkin's ongoing relationships with its and High Country's customers or that affect Yadkin's ability to realize all anticipated benefits of the merger. Some of these difficulties include, without limitation, the loss of key employees and customers, the disruption of ongoing business relationships, and possible inconsistencies in standards, controls, procedures and policies.

Future results of Yadkin may materially differ from the pro forma financial information presented in this document.

     Future results of Yadkin, as the combined company, may be materially different from those shown in the pro forma financial statements that only show a combination of the two companies' historical results. We have estimated that the combined companies will record approximately $1.2 million of merger-related charges. The charges may be higher or lower than we have estimated, depending upon how costly or difficult it is to integrate the two companies. Furthermore, these charges may decrease capital of the combined company that could be used for profitable, income-earning investments in the future.

HC Financial's directors and officers may have interests in the merger that differ from the interests of HC Financial's other shareholders.

HC Financial's directors and executive officers have interests in the merger other than their interests as HC Financial shareholders. These interests may cause them to view the merger proposal differently than you may view it. (See "The Merger -- Interests of Certain Persons With Respect to the Merger" on page 63.)

We may record an additional allowance for loan losses in connection with the merger.

The determination of the appropriate level of any bank's allowance for loan losses is a subjective process that involves both quantitative and qualitative factors. Our preliminary analysis performed during due diligence has revealed that there are certain differences in the methodologies employed by High Country and Yadkin in determining the levels of their respective allowances for loan losses. Yadkin has selected its methodology for the combined company.

In connection with preparations for combining High Country and Yadkin, Yadkin will complete an analysis of High Country's allowances for loan losses and further analyze the attributes of the combined loan portfolio. It may be necessary for High Country to record an additional provision for loan losses in its results of operations prior to completion of the merger. The actual addition to the allowance will be determined and recorded immediately prior to the merger and will be based on a comprehensive analysis of the loan portfolio taking into account credit conditions existing at that time.

HC Financial shareholders may not receive the merger consideration they elected.

The merger agreement that Yadkin and HC Financial have entered into requires that 90% of the shares of HC Financial will be converted into Yadkin common stock and 10% of the shares of HC Financial will be converted into cash. The elections of HC Financial shareholders will be adjusted pro rata, if necessary, to maintain this ratio. If the elections of HC Financial shareholders are adjusted, then HC Financial shareholders may be required to receive a different mix of cash and stock from that which they elected.

             Risk Factors Relating to Holding Yadkin's Common Stock

Interest rate volatility could significantly harm Yadkin's business.

Yadkin's results of operations are affected by the monetary and fiscal policies of the federal government and the regulatory policies of governmental authorities. A significant component of Yadkin's earnings is net interest income. Net interest income is the difference between income from interest-earning assets, such as loans, and the expense of interest-bearing liabilities, such as deposits. Yadkin is asset sensitive with approximately 42% of its assets tied to the prime rate or Federal funds rate, the interest rates of which will change immediately. Yadkin's liabilities, however, are relatively short-term with approximately 55% repricing within one year. This means Yadkin's one-year interest rate repricing position is approximately 94%. At March 31, 2003, if interest rates increase by two percentage points over a one-year time frame, Yadkin's net interest margin could increase by approximately 1.28%. At March 31, 2003, if interest rates decrease by one percentage point (since the targeted Federal funds rate is currently one percent) over a one-year time frame, Yadkin's net interest margin could decrease by approximately 3.34%.

Yadkin may have higher loan losses than it has allowed for.

Yadkin's loan losses could exceed the allowance for loan losses it has set aside. Yadkin's average loan size continues to increase and reliance on historic loan losses may not be adequate. Prior losses may not be indicative of future loan losses. Industry experience shows that a portion of loans will become delinquent and a portion of the loans will require partial or entire charge-off. Regardless of the underwriting criteria Yadkin utilizes, losses may be experienced as a result of various factors beyond its control, including, among other things, changes in market conditions affecting the value of its loan collateral and problems affecting the credit of its borrowers.

Yadkin's business is highly competitive.

Commercial banking in Yadkin's banking market (and HC Financial's banking market to be acquired in the merger) and in North Carolina as a whole is extremely competitive. Some of Yadkin's competitors have greater resources, broader geographic markets, and higher lending limits than it does, and they can offer more products and services and better afford and make more effective use of media advertising, support services and electronic technology than it can. While its management believes that Yadkin has competed effectively to date with other financial institutions in its banking markets, there is no assurance that it will be, or will continue as, an effective competitor in the current or future financial services environment.

Yadkin may need to invest in new technology in order to compete effectively.

The market for financial services, including banking services, is increasingly affected by advances in technology, including developments in telecommunications, data processing, computers, automation and internet-based banking. Yadkin's ability to offer new technology-based services is dependent on its ability to finance and integrate those services into its operations as well as the abilities of its vendors to provide and support services. Future advances in technology may require that Yadkin incur substantial expenses that would adversely affect its operating results, and its limited resources may make it impractical or impossible for it to keep pace with its competitors. Yadkin's ability to compete successfully in its banking market may depend on the extent to which it and its vendors are able to offer new technology-based services and on its ability to integrate technological advances into its operations.

Yadkin's future profitability may be affected by its ability to grow.

Yadkin may need to grow in order to maintain the profitability of its operations. Future growth may be limited by various factors beyond its control, including the availability of sufficient operating capital and the size and economy of its banking markets. There is no assurance that Yadkin will be able to maintain its growth, either through internal growth or through successful expansion of its banking markets, or that it will be able to maintain capital sufficient to support such growth.

If Yadkin loses key employees with significant business contacts in its market area, its business may suffer.

Yadkin's  success is  dependent  on the  personal  contacts of its  officers and employees in its market area and on the contacts of High Country officers and employees in High Country's market area after the merger. If Yadkin lost key employees temporarily or permanently, before or after the merger, its business could be hurt. Yadkin could be particularly hurt if its key employees went to work for competitors. Yadkin's future success depends on the continued contributions of its existing senior management personnel, particularly on the efforts of William Long, who has significant local experience and contacts in its market area. After the merger, Yadkin will depend upon High Country's management team's local experience and contacts in High Country's market area.

Government regulations may prevent or impair our ability to pay dividends, engage in acquisitions, or operate in other ways.

Current and future legislation and the policies established by federal and state regulatory authorities will affect Yadkin's operations. Yadkin, as a state chartered commercial bank, receives regulatory scrutiny from the North Carolina Commissioner of Banks and the FDIC. Banking regulations, designed primarily for the protection of depositors, may limit our growth and the return to you as an investor in Yadkin, by restricting its activities, such as:

       o    the payment of dividends to shareholders;
       o    possible transactions with or acquisitions by other institutions;
       o    desired investments;
       o    loans and interest rates;
       o    interest rates paid on deposits;
       o    the possible expansion of branch offices; and
       o    the ability to provide securities or trust services.

Yadkin cannot predict what changes, if any, will be made to existing federal and state legislation and regulations or the effect that such changes may have on its business. The cost of compliance with regulatory requirements may adversely affect Yadkin's ability to operate profitably.

The securities of Yadkin are not FDIC insured.

The securities of Yadkin are not savings or deposit accounts or other obligations of any bank, and are not insured by the Federal Deposit Insurance Corporation, the Bank Insurance Fund or any other governmental agency and are subject to investment risk, including the possible loss of principal.


                   A WARNING ABOUT FORWARD-LOOKING STATEMENTS
                                AND OTHER MATTERS

This Joint Proxy Statement/Offering Circular includes forward-looking statements. These statements usually will contain words such as "may," "will," "expect," "likely," "estimate," or similar terms. HC Financial and Yadkin have based these forward-looking statements on current expectations and projections about future events. These forward-looking statements are subject to risks, uncertainties and assumptions, including, among other things, the factors discussed in "Risk Factors" above. Therefore, the events described in any forward-looking statements in this document might not occur, or they might occur in a different way than they are described in the statements.

In deciding how to vote on the merger, you should rely only on the information contained in this document. The information contained in this document regarding HC Financial and High Country has been furnished by them, and the information contained in this document regarding Yadkin has been furnished by Yadkin. Neither HC Financial nor Yadkin has authorized any person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it, and you should not assume that the information appearing in this document is accurate as of any date other than the date on the cover.

There can be no assurance that positive trends, developments or projections discussed in this Joint Proxy Statement/Offering Circular will continue or be realized or that negative trends or developments will not have significant negative effects on Yadkin's or HC Financial's results of operations or financial condition.

The Yadkin common stock is being offered under exemptions from registration under the federal Securities Act of 1933, as amended, and under various state securities laws. Yadkin has not filed any registration statement with the Securities and Exchange Commission or any state securities regulator. Yadkin is not offering Yadkin common stock to any person in any state where the offer or sale of the stock is not permitted.


                         MARKET AND DIVIDEND INFORMATION

Yadkin's Capital Stock

Yadkin first issued its common stock during 1968 in connection with its initial incorporation and the commencement of its banking operations. Yadkin's common stock is listed on the Nasdaq National Market under the trading symbol "YAVY." On June 30, 2003, there were approximately 3,200 record holders of Yadkin's common stock.

The following table lists high and low published prices of Yadkin's common stock (as reported on the Nasdaq National Market) and the cash dividends paid for the calendar quarters indicated:

                                             Price
  Year           Quarterly period            High           Low       Dividends
  ----           ----------------            ----           ---       ---------
  2001            First quarter            $13.125       $ 9.000      $ 0.10
                  Second quarter            13.500        10.620        0.10
                  Third quarter             12.350        10.500        0.10
                  Fourth quarter            12.030        10.500        0.10
  2002            First quarter             12.250        10.500        0.10
                  Second quarter            12.250        10.830        0.10
                  Third quarter             11.740        10.380        0.10
                  Fourth quarter            13.500        10.950        0.10
  2003            First quarter             16.000        12.320        0.10
                  Second quarter            18.850        14.380        0.10
                  Third quarter             19.230        16.390        0.10
                  Fourth quarter
                 (through ___,2003)

In the future, any declaration and payment of cash dividends will be subject to Yadkin's Board of Directors' evaluation of its operating results, financial condition, future growth plans, general business and economic conditions, and tax and other relevant considerations. Also, the payment of cash dividends by Yadkin in the future will be subject to certain other legal and regulatory limitations (including the requirement that Yadkin's capital be maintained at certain minimum levels) and will be subject to ongoing review by banking regulators. For example, the payment of dividends by Yadkin will be subject to the restrictions of North Carolina law applicable to the declaration of dividends by a business corporation. Under such provisions, cash dividends may not be paid if a corporation will not be able to pay its debts as they become due in the usual course of business after making such cash dividend distribution or the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed to satisfy certain liquidation preferential rights. The ability of a bank to pay dividends is restricted under applicable law and regulations. Under North Carolina banking law, dividends must be paid out of retained earnings and no cash dividends may be paid if the payment would result in the bank's surplus being less than 50% of its paid-in capital. Also, under federal banking law, no cash dividend may be paid if the bank is undercapitalized or insolvent or if payment of the cash dividend would render the bank undercapitalized or insolvent, and no cash dividend may be paid by the bank if it is in default of any deposit insurance assessment due to the FDIC. There is no assurance that, in the future, Yadkin will have funds available to pay cash dividends, or, even if funds are available, that it will pay dividends in any particular amount or at any particular times, or that it will pay dividends at all. (See "Differences in Capital Stock" on page 77.).

HC Financial's Capital Stock

HC Financial has held two public offerings of its common stock. The first shares were issued when High Country was formed and commenced banking operations in 1998. Those shares are quoted on the OTC Bulletin Board under the symbol "HGCF." Additional units which consist of one share of HC Financial common stock and one non-detachable warrant to purchase one share of HC Financial common stock were issued in February 2001. Those units are quoted on the OTC Bulletin Board under the symbol "HGCFU." On June 30, 2003, there were approximately 1,600 record holders of HC Financial's common stock.

The following table lists high and low bid quotations/sale prices, known to management of HC Financial, and cash dividends paid for the calendar quarters indicated:

                                               Price
                                               -----
  Year      Quarterly period              High           Low        Dividends
  ----      ----------------              ----           ---        ---------
  2001      First quarter                $14.75       $ 14.38        $ 0.00
            Second quarter                14.75         14.38          0.00
            Third quarter                 14.75         11.00          0.00
            Fourth quarter                15.00         11.00          0.00
  2002      First quarter                 15.00         12.50          0.00
            Second quarter                15.50         12.50          0.00
            Third quarter                 15.00         11.25          0.00
            Fourth quarter                14.00         10.60          0.00
  2003      First quarter                 13.20         10.50          0.00
            Second quarter                23.25         11.00          0.00
            Third quarter                 24.40         21.10          0.00
            Fourth quarter
      (through ______, 2003)
(See "Differences in Capital Stock" on page 77.)

         YADKIN AND HC FINANCIAL UNAUDITED PRO FORMA CONDENSED COMBINED
                             FINANCIAL INFORMATION

The following unaudited pro forma condensed combined balance sheet as of June 30, 2003 and the unaudited pro forma condensed combined statements of income for the six months ended June 30, 2003 and for the year ended December 31, 2002 give effect to the merger, accounted for under the purchase method of accounting.

The unaudited pro forma condensed combined financial information as of and for the six months ended June 30, 2003 has been derived from the unaudited interim financial statements for both Yadkin and HC Financial, which are included in this Joint Proxy Statement-Prospectus (See "Information Incorporated by Reference".) The unaudited pro forma condensed combined financial information as of and for the year ended December 31, 2002 is based on the historical financial statements of Yadkin and HC Financial under the assumptions and adjustments set forth in the accompanying notes to the unaudited pro forma condensed combined financial statements. It gives effect to the merger as if it had been consummated at the beginning of the earliest period presented. The unaudited pro forma condensed combined financial statements do not give effect to the anticipated cost savings or revenue enhancements in connection with the merger.

The unaudited pro forma condensed combined financial statements should be read together with the historical financial statements of Yadkin and HC Financial, including the respective notes to those statements. The pro forma information does not necessarily indicate the combined financial position or the results of operations in the future or the combined financial position or the results of operations that would have been realized had the merger been consummated during the periods or as of the dates for which the pro forma information is presented.

Pro forma per share amounts for the combined entity are based on an assumed exchange ratio of 1.3345 shares of Yadkin common stock for 90% of the shares of HC Financial. This assumed exchange ratio represents the ratio of (i) the amount to be paid by Yadkin for HC Financial common stock valued at $24.02 per share to
(ii) the estimated fair value of Yadkin's common stock of $18.00 per share.

                      Yadkin Valley Bank and Trust Company
                       High Country Financial Corporation
              Unaudited Pro Forma Condensed Combined Balance Sheet
                                  June 30, 2003



                                                                                                   Pro Forma
                                                                                                  Acquisition               Pro
                                                                                                   Adjustments             Forma
                                                                 Yadkin       HC Financial          (Note 2)              Combined
                                                                                (In thousands,   (except share data)
 Assets:
   Cash and cash equivalents                            $   34,372    $  12,361     $ (4,970)          (B)           $    41,763
   Investment securitied available for sale                122,990       12,054            -                             135,044
   Loans                                                   431,186      147,319        4,217           (D)               582,722
   Allowance for loan losses                                (6,218)      (1,910)           -                              (8,128)
   Loans held for sale                                      24,160            -                                           24,160
   Accrued interest receivable                               3,539          711            -                               4,250
   Premkses and equipment, net                              12,767        5,694          250                              18,711
   FHLB stock                                                1,619          410            -                               2,029
   Investment in bank-owned life insurance                  15,118                                                        15,118
   Goodwill                                                  7,259            -       18,279           (E)                25,588
   Core deposit intangible                                   5,069            -        4,279           (D)                 9,348
   Other assets                                              4,378        1,071            -                               5,449
                                                        ----------    ---------     --------                         -----------
        Total Assets                                    $  656,239    $ 177,710     $ 22,106                         $   856,055
                                                        ==========    =========     ========                         ===========

 Liabilities:

   Deposits                                             $  539,052    $ 156,775     $  1,609           (D)           $   697,436
   Borrowings                                               38,377        4,504            -                              42,881
   Accrued expenses and other liabilities                    7,150          474        3,406           (B)                11,030
                                                        ----------    ---------     --------                         -----------
        Total Liabilities                                  584,579      161,753        5,015                             751,347
                                                        ----------    ---------     --------                         -----------


 Stockholders' Equity:
  Yadkin Valley Bank and Trust Company
   Common stock, $1.00 par value, 10,000,000 shares
     authorized, 8,727,454 shares issued, 10,432,716
     shares issued pro forma                                 8,727            -        1,705           (A)                10,432

   Additional paid-in capital                               38,660            -       31,343           (A)                70,003

   Retained earnings                                        21,190            -            -                              21,190

   Accumulated other comprehensive income                    3,083            -            -                               3,083

  High Country Financial Corporation
   Preferred stock, no par value, 5,000,000 shares
     authorized, no shares issued                                -            -            -                                   -


   Common stock, no par value, 20,000,000 shares                                           -                                   -
     authorized, 1,419,809 shares issued and outstanding         -

   Additional paid-in capital                                    -       14,445      (14,445)          (C)                     -
                                                                              -            -                                   -
   Retained earnings                                             -        1,309       (1,309)          (C)
   Accumulated other comprehensive income                        -          203         (203)          (C)                     -
                                                        ----------    ---------     --------                         -----------
        Total Stockholders' Equity                      $   71,660       15,957       17,091                             104,708
                                                        ----------    ---------     --------                         -----------
        Total Liabilities and Stockholders' Equity      $  656,239    $ 177,710     $ 22,106                         $   856,055
                                                        ==========    =========     ========                         ===========

 Total book value per common share                      $     8.21    $   11.24                                      $     10.04
 Tangible book value per common share                   $     6.80    $   11.24                                      $      6.69

 Number of common shares outstanding:                    8,727,454    1,419,809                                       10,432,716

                      Yadkin Valley Bank and Trust Company
                       High Country Financial Corporation
           Unaudited Pro Forma Condensed Combined Statement of Income
                     For the six months ended June 30, 2003



                                                                                           Pro Forma
                                                                                           Acquisition                 Pro
                                                                                           Adjustments                Forma
                                                         Yadkin         HC Financial        (Note 2)                 Combined
                                                         ------         ------------        --------                 --------
                                                                        (In thousands, except share data)

Interest income                                        $   17,007        $    4,799        $     (470)      (G)         21,336
Interest expense                                            5,358             2,003              (161)      (H)          7,200
                                                       ----------        ----------        ----------              -----------
 Net interest income                                       11,649             2,796              (309)                  14,136
Provision for loan losses                                     680               382                 -                    1,062
                                                       ----------        ----------        ----------              -----------

 Net interest income after provision for loan losses       10,969             2,414              (309)                  13,074
                                                       ----------        ----------        ----------              -----------


Non-interest income                                         4,253             1,614                 -                    5,867
                                                       ----------        ----------        ----------              -----------


Non-interest expenses                                       8,175             3,207                 4       (I)         11,386
Amortization of intangible assets                             349                                 214       (F)            563
                                                       ----------        ----------        ----------              -----------
 Total non-interest expenses                                8,524             3,207               218                   11,949
                                                       ----------        ----------        ----------              -----------


Income before income taxes                                  6,698               821              (527)                   6,992
Provision for income taxes                                  2,083               317              (200)      (J)          2,200
                                                       ----------        ----------        ----------              -----------
Net income                                             $    4,615        $      504        $      327              $     4,792
                                                       ==========        ==========        ==========              ===========

Net income per common share:

 Basic                                                 $     0.53        $     0.36                                $      0.46
 Diluted                                               $     0.52        $     0.34                                $      0.45


Weighted average common shares outstanding:
 Basic                                                  8,712,313         1,418,933                                 10,416,522
 Diluted                                                8,885,286         1,478,650                                 10,661,219


 Equivalent Net income per common share for Yadkin shares exchanged for HC Financial shares:

 Basic                                                                                                             $      0.61
 Diluted                                                                                                           $      0.60


 Cash Dividends Declared per Common Share
  (Note 3)                                             $     0.20        $        -                                $      0.20


                      Yadkin Valley Bank and Trust Company
                       High Country Financial Corporation
           Unaudited Pro Forma Condensed Combined Statement of Income
                      For the Year Ended December 31, 2002

                                                                                           Pro Forma
                                                                                          Acquisition                  Pro
                                                                                          Adjustments                 Forma
                                                         Yadkin         HC Financial       (Note 2)                  Combined
                                                         ------         ------------       --------                  --------
                                                                       (In thousands, except share data)

Interest income                                        $   28,084        $    9,306        $     (940)          (G)$    36,450
Interest expense                                            9,866             4,187              (322)          (H)     13,731
                                                       ----------        ----------        ----------              -----------
Net interest income                                        18,218             5,119              (618)                  22,719
Provision for loan losses                                   1,460               587                 -                    2,047
                                                       ----------        ----------        ----------              -----------

Net interest income after provision for loan losses        16,758             4,532              (575)                  20,672
                                                       ----------        ----------        ----------              -----------

Non-interest income                                         5,404             2,329                 -                    7,733
                                                       ----------        ----------        ----------              -----------

Non-interest expenses                                      11,659             5,659                 8           (I)     17,326
Amortization of intangible assets                               -                 -               428           (F)        428
                                                       ----------        ----------        ----------              -----------
 Total non-interest expenses                               11,659             5,659               436                   17,754
                                                       ----------        ----------        ----------              -----------


Income before income taxes                                 10,503             1,202            (1,054)                  10,651
                                                       ----------        ----------        ----------              -----------
Provision for income taxes                                  3,462               451              (400)          (J)      3,513
                                                       ----------        ----------        ----------              -----------
Net income                                             $    7,041        $      751        $     (654)             $     7,138
                                                       ==========        ==========        ==========              ===========


Net income per common share:
 Basic                                                 $     0.90        $     0.53                                $      0.75
 Diluted                                               $     0.89        $     0.51                                $      0.74


Weighted average common shares outstanding:
 Basic                                                  7,790,276         1,417,434                                  9,492,685
 Diluted                                                7,919,299         1,482,031                                  9,699,292


 Equivalent Net income per common share for Yadkin shares exchanged for HC Financial shares:

  Basic                                                                                                            $      1.00

  Diluted                                                                                                          $      0.98

 Cash Dividends Declared per Common Share
  (Note 3)                                             $     0.40        $        -                                $      0.40


      Notes to Unaudited Pro Forma Condensed Combined Financial Statements

The pro forma information presented is not necessarily indicative of the results of operations or the combined financial position that would have resulted had the merger been consummated at the beginning of the periods indicated, nor is it necessarily indicative of the results of operations in future periods or the future financial position of the combined company. It is anticipated that the merger will be completed on or before December 31, 2003.

NOTE 1 - Basis of Presentation and HC Financial Acquisition

Basis of Presentation

The unaudited pro forma condensed combined financial statements give effect to the merger of Yadkin and HC Financial in a business combination accounted for as a purchase. As a result of the merger, HC Financial will be merged into Yadkin.

HC Financial Acquisition

Upon completion of the merger, each share of HC Financial common stock is assumed to be converted into 1.3345 shares of Yadkin common stock or $24.02 in cash, subject to constraints of Section 1.05 (b) of the "Agreement and Plan of Reorganization and Merger By and Among Yadkin Valley Bank and Trust Company and High Country Financial Corporation and High Country Bank". The merger agreement requires that 90% of the total consideration received by HC Financial shareholders in exchange for their HC Financial common stock will be paid in the form of Yadkin common stock. HC Financial shareholders will have the opportunity to elect one of the following three forms of consideration they would like to receive for their shares of Yadkin common stock: all stock, all cash, or a mixed election (90% stock, 10% cash). However, should HC Financial shareholders elect Yadkin common stock in an amount less than or more than the percentage set forth above, then HC Financial common stock will be allocated according to Section
1.05 (d) of merger agreement.

The pro forma balance sheet reflects the proposed exchange ratio of 1.3345 as if it had occurred on June 30, 2003 based on an estimated market value of Yadkin common stock of $18.00 per share. This estimate change at the time the final exchange ratio is determined or as of the effective date of the merger and may be more or less than the value indicated in these Pro Forma Condensed Combined Financial Statements, depending upon operating results from June 30, to the effective date of the merger, changes in market conditions and other factors. For purposes of these Pro Forma Condensed Combined Financial Statements, it is assumed that the purchase price for HC Financial common stock is paid as follows:

(1) 90% or 1,277,808 of the outstanding shares of HC Financial common stock are exchanged for Yadkin common stock at an exchange ratio of 1.3345 shares of Yadkin common stock for each share of HC Financial common stock, resulting in the issuance of 1,705,262 shares of Yadkin common stock.

(2) 10%, or 141,981 shares of HC Financial common stock outstanding on June 30, 2003 are exchanged for cash at $24.02 per share.

Transaction costs incurred in the merger are assumed to be $506,000 for Yadkin and $600,000 for HC Financial. For Yadkin, $262,000 is assumed to have been paid as of the merger date and $244,000 is reflected as a liability as of the merger date. For HC Financial, $150,000 of such costs is assumed to have been paid by the merger date, with the remaining $450,000 of transaction related costs reflected as a liability as of the closing date of the merger.

Described below is the pro forma estimate of the total purchase price of the transaction as well as the adjustment to allocate the purchase price based on preliminary estimates of the fair values of the assets and liabilities of HC
Financial:

                                                                                             (thousands)
         Estimated fair value of the Yadkin common shares
              to be issued to HC Financial shareholders.................................  $       30,695
         Cash paid for shares...........................................................           3,411
         Estimate of cash to be paid for vested HC Financial options and
              warrants..................................................................           1,146
         Fair value of vested Yadkin options granted to High
              Country option holders....................................................           2,353
         Transaction related costs incurred by Yadkin in the merger.....................             506
                                                                                          --------------

              Total purchase price paid by Yadkin for HC Financial                                38,111
              Less adjusted net assets of HC Financial..................................         (19,782)
                                                                                          --------------

              Goodwill recorded in the merger...........................................  $       18,329
                                                                                          ==============
         The adjusted net assets of HC Financial are determined as follows:

              HC Financial stockholders' equity at June 30, 2003........................  $       15,957
              Less net transaction related costs incurred by HC Financial
                in the merger...........................................................            (600)
              Adjustments for fair values of assets acquired and
                liabilities assumed.....................................................           4,425
                                                                                          --------------

                Adjusted net assets of HC Financial.....................................  $       19,782
                                                                                          ==============

The fair value of adjustments for the HC Financial assets acquired and liabilities assumed are as follows:

              Increase in loans.........................................................  $        4,217
              Increase in premises and equipment........................................             250
              Core deposit intangible...................................................           4,280
              Increase in deposits......................................................          (1,609)
              Increase in deferred income tax liability.................................          (2,713)
                                                                                          --------------

                Total fair value adjustments............................................  $        4,425
                                                                                          ==============

Note 2 - Description of Pro Forma Acquisition Adjustments

The purchase accounting and pro forma adjustments related to the unaudited pro forma condensed balance sheet and income statements are described below:

A.   Issuance of 1,705,262 shares (1,419,809 x 90% x 1.3345) of Yadkin $1.00 par value common stock with an effective date value of $18.00 per share, combined with the value of vested Yadkin options issued to HC Financial option holders.

B. To record cash paid for HC Financial shares and for transaction costs, to record liabilities incurred for transaction costs, and to record the deferred income tax liability arising from the fair value adjustments to HC Financial assets acquired and liabilities assumed.

C.   To eliminate HC Financial equity accounts.

D. To record fair value adjustments to HC Financial assets acquired and liabilities assumed.

E. To record goodwill. Pursuant to Statement of Financial Accounting Standards ("SFAS") No. 142, Goodwill and Other Intangible Assets, goodwill acquired will not be amortized but will be subject to an annual impairment test.

F.   To  record   amortization  of  the  core  deposit   intangible   using  the
     straight-line method over a ten-year life.

G. To reduce interest income for (1) the effects of cash used in the acquisition based upon a 2.00% rate earned on overnight funds and (2) amortization of the fair value adjustment to loans using the straight line method over a five-year period.

H. To reduce interest expense for the accretion of the fair value adjustment to deposits using the straight-line method over a five-year period.

I. To record the amortization of the fair value of adjustment to real property using the straight-line method over a thirty year life.

J. To adjust income tax expense at a rate of 38% applied to the foregoing adjustments to income before income taxes.


Note 3 - Pro Forma Combined Cash Dividends

Pro forma combined cash dividends declared represent Yadkin's historical cash dividends declared.

                      THE SPECIAL MEETINGS OF SHAREHOLDERS

Special Meeting of Yadkin's Shareholders

General. This Joint Proxy Statement/Offering Circular is being furnished to Yadkin's shareholders in connection with the solicitation by Yadkin's Board of Directors of appointments of proxy in the enclosed form for use at the Yadkin Special Meeting and at any adjournments of that meeting. The Yadkin Special Meeting will be held:

     o  ___, _______, 2003
     o  __:00 _.m. (local time)
     o  Foothills Arts Council
        129 Church Street
        Elkin (Surry County), North Carolina.

This Joint Proxy Statement/Offering Circular is being mailed to Yadkin's shareholders on or about _____________, 2003.

The sole purpose of the Yadkin Special Meeting is to consider and vote on a proposal to approve the merger agreement and the transactions described in it, including the merger.

A copy of the merger agreement is attached as Appendix A to this Joint Proxy Statement/Offering Circular.

Record Date. The close of business on ______________, 2003, is the record date for determining which shareholders are entitled to receive notice of and to vote at the Yadkin Special Meeting. You must have been a record holder of Yadkin common stock on the record date in order to be eligible to vote at the Yadkin Special Meeting.

Voting Securities. Yadkin's voting securities are the outstanding shares of Yadkin common stock. There were ______________ outstanding shares of Yadkin common stock on the record date. At the Yadkin Special Meeting, you may cast one vote for each share you held of record on the record date on each matter to be voted on by shareholders.

On the record date, the directors and executive officers of Yadkin and their affiliates beneficially owned and were entitled to vote an aggregate of ____________ shares, or approximately _____%, of the outstanding shares of Yadkin common stock. Such directors and executive officers would control up to __% of the shares that may be voted at the Yadkin Special Meeting upon the exercise of outstanding stock options. The directors and executive officers of Yadkin are expected to vote their shares for approval of the merger agreement and the merger. Additional information regarding the beneficial ownership of Yadkin common stock by Yadkin's directors, executive officers and principal shareholders is included in this Joint Proxy Statement/Offering Circular under the caption "Yadkin Valley Bank and Trust Company - Beneficial Ownership of Securities" on page 68.

Votes Required for Approval of the Merger. Under North Carolina law, the affirmative vote of the holders of at least two-thirds of the total outstanding shares of Yadkin common stock is required to approve the merger agreement and the merger. Broker non-votes and abstentions will have the same effect as votes against the merger agreement and the merger.

Quorum. Pursuant to the Bylaws of Yadkin, a majority of the votes entitled to be cast by holders of Yadkin's common stock, represented in person or by proxy, will constitute a quorum for the transaction of business at the Yadkin Special Meeting. If there is no quorum present at the opening of the meeting, the Yadkin Special Meeting may be adjourned by the vote of a majority of the shares voting on the motion to adjourn.

Solicitation of Proxies. A proxy card is enclosed for your use. You are solicited on behalf of the Board of Directors of Yadkin to complete, date, sign, and return the proxy card in the accompanying envelope, which is postage-paid if mailed in the United States.

Voting of Proxies. You have three choices with regard to the proposal to approve the merger agreement and the merger. By checking the appropriate box on the proxy card you may:

     o    vote "FOR" approval of the merger agreement and the merger;
     o    vote "AGAINST" approval of the merger agreement and the merger; or
     o    "ABSTAIN" from voting altogether.

The merger cannot be completed unless holders of two-thirds of all outstanding shares, voting either in person or by proxy, vote "FOR" the proposal. If a quorum is present at the meeting, in person or by proxy, your failure to vote, or a vote to "ABSTAIN," would have the same effect as a vote "AGAINST" the merger agreement and the merger.

If your shares are held in "street name" by your broker, your broker will not be able to vote your shares without instructions from you. You should instruct your broker to vote your shares following the directions your broker provides. Your failure to instruct your broker to vote your shares will result in your shares not being voted. Broker non-votes will have the same effect as a vote "AGAINST" the merger agreement and the merger.

Each proxy card that is properly executed, received prior to the beginning of the Yadkin Special Meeting and not revoked will be voted as indicated. Where specific instructions are not indicated, the proxy will be voted "FOR" the merger agreement and the merger.

Whether or not you plan to attend Yadkin's Special Meeting, you are requested to complete, date, and sign the accompanying proxy and return it promptly in the enclosed, postage-prepaid envelope.

The costs of this solicitation of appointments of proxy for the Yadkin Special Meeting, including costs of preparing and mailing this Joint Proxy Statement/Offering Circular, will be shared equally by HC Financial and Yadkin. In addition to solicitation by mail, appointments of proxy may be solicited personally or by telephone by officers, employees and directors of Yadkin, without additional compensation. Yadkin has engaged a proxy solicitation firm to assist in the delivery of proxy materials and the solicitation of proxies for the Yadkin Special Meeting.

Revocation of Appointments of Proxy. If you give an appointment of proxy in the accompanying form, you may revoke that appointment at any time before the actual voting. To revoke the proxy, notify the Secretary in writing, or execute another appointment of proxy bearing a later date and file it with the Secretary. The address for the Secretary is:

                          Patricia H. Wooten, Secretary
                      Yadkin Valley Bank and Trust Company
                             209 North Bridge Street
                        Elkin, North Carolina 28621-3404

     If you return the appointment of proxy, you may still attend the meeting and vote in person. When you arrive at the meeting, first notify the Secretary of your desire to vote in person. You will then be given a ballot to vote in person, and your appointment of proxy will be disregarded.

     If you attend the meeting in person, you may vote your shares without returning the enclosed appointment of proxy. However, if your plans change and you are not able to attend, your shares will not be voted. Even if you plan to attend the meeting, the best way to ensure that your shares will be voted is to return the enclosed appointment of proxy and, when you get to the meeting, notify the Secretary that you wish to vote in person.

Your death or incapacity will not revoke your proxy unless, before the shares are voted, notice of death or incapacity is filed with the Secretary of Yadkin or other person authorized to tabulate votes.

Dissenters' Rights. Yadkin's shareholders do not have dissenters' rights under North Carolina law.

Board Recommendation. The Board of Directors of Yadkin unanimously recommends that its shareholders vote "FOR" the merger agreement and the merger.

Special Meeting of HC Financial's Shareholders

General. This Joint Proxy Statement/Offering Circular is being furnished to HC Financial's shareholders in connection with the solicitation by HC Financial's Board of Directors of appointments of proxy for use at the HC Financial Special Meeting and at any adjournments of that meeting. The HC Financial Special Meeting will be held:

     o  ___, _______, 2003
     o  __:00 _.m. (local time)
     o  Best Western
        Blue Ridge Plaza
        8401 East King Street
        Boone (Watauga County), North Carolina.

This Joint Proxy Statement/Offering Circular is being mailed to HC Financial's shareholders on or about ______________, 2003.

The sole purpose of the HC Financial Special Meeting is to consider and vote on a proposal to approve the merger agreement and the transactions described in it, including the merger. (See "The Merger" on page 33).

A copy of the merger agreement is attached as Appendix A to this Joint Proxy Statement/Offering Circular.

Record Date. The close of business on ____________, 2003, is the record date for determining which shareholders of HC Financial are entitled to receive notice of and to vote at the HC Financial Special Meeting. You must have been a record holder of HC Financial common stock on the record date in order to be eligible to vote at the HC Financial Special Meeting.

Voting Securities. HC Financial's voting securities are the outstanding shares of HC Financial common stock. There were _________________ outstanding shares of HC Financial common stock on the record date. At the HC Financial Special Meeting, you may cast one vote for each share you held of record on the record date on each matter to be voted on by shareholders.

On the record date, the directors and executive officers of HC Financial and their affiliates beneficially owned and were entitled to vote an aggregate of _____________ shares, or approximately ____%, of the outstanding shares of HC Financial common stock. Such directors and executive officers would control up to __% of the shares that may be voted at the HC Financial Special Meeting upon the exercise of outstanding stock options. The directors and executive officers of HC Financial are expected to vote their shares for approval of the merger agreement and the merger at the HC Financial Special Meeting. Additional information regarding the beneficial ownership of HC Financial common stock by HC Financial's directors, executive officers and principal shareholders is included in this Joint Proxy Statement/Offering Circular under the caption "High Country Financial Corporation -- Beneficial Ownership of Securities" on page 73.

Votes Required for Approval of the Merger. Under North Carolina law, the affirmative vote of the holders of a majority of the total outstanding shares of HC Financial common stock is required to approve the merger agreement and the merger. Broker non-votes and abstentions will have the same effect as votes against the merger agreement and the merger.

Solicitation of Proxies. A proxy card is enclosed for your use. You are solicited on behalf of the Board of Directors of HC Financial to complete, date, sign, and return the proxy card in the accompanying envelope, which is postage-paid if mailed in the United States.

Voting of Proxies. You have three choices with regard to the proposal to approve the merger agreement and the merger. By checking the appropriate box on the proxy card you may:

     o    vote "FOR" approval of the merger agreement and the merger;
     o    vote "AGAINST" approval of the merger agreement and the merger; or
     o    "ABSTAIN" from voting altogether.

The merger cannot be completed unless holders of a majority of all outstanding shares, voting either in person or by proxy, vote "FOR" the proposal. If a quorum is present at the meeting, in person or by proxy, your failure to vote, or a vote to "ABSTAIN," would have the same effect as a vote "AGAINST" the merger agreement and the merger.

If your shares are held in "street name" by your broker, your broker will not be able to vote your shares without instructions from you. You should instruct your broker to vote your shares following the directions your broker provides. Your failure to instruct your broker to vote your shares will result in your shares not being voted. Broker non-votes will have the same effect as a vote "AGAINST" the merger agreement and the merger.

Each proxy card that is properly executed, received prior to the beginning of the HC Financial Special Meeting and not revoked will be voted as indicated. Where specific instructions are not indicated, the proxy will be voted "FOR" the merger agreement and the merger.

Whether or not you plan to attend HC Financial's Special Meeting, you are requested to complete, date, and sign the accompanying proxy and return it promptly in the enclosed, postage-prepaid envelope.

The costs of this  solicitation  of  appointments  of proxy for the HC Financial
Special Meeting, including costs of preparing and mailing this Joint Proxy Statement/Offering Circular, will be shared equally by HC Financial and Yadkin. In addition to solicitation by mail, appointments of proxy may be solicited personally or by telephone by officers, employees and directors of HC Financial, without additional compensation. HC Financial has engaged a proxy solicitation firm to assist in the delivery of proxy materials and the solicitation of proxies for the HC Financial Special Meeting.

Revocation of Appointments of Proxy. If you give an appointment of proxy in the accompanying form, you may revoke that appointment at any time before the actual voting. To revoke the proxy, notify the Secretary in writing, or execute another appointment of proxy bearing a later date and file it with the Secretary. The address for the Assistant Secretary is:

                         Anne Burge, Assistant Secretary
                       High Country Financial Corporation
                               149 Jefferson Road
                        Boone, North Carolina 28607-2478

     If you return the appointment of proxy, you may still attend the meeting and vote in person. When you arrive at the meeting, first notify the Secretary of your desire to vote in person. You will then be given a ballot to vote in person, and your appointment of proxy will be disregarded.

     If you attend the meeting in person, you may vote your shares without returning the enclosed appointment of proxy. However, if your plans change and you are not able to attend, your shares will not be voted. Even if you plan to attend the meeting, the best way to ensure that your shares will be voted is to return the enclosed appointment of proxy and, when you get to the meeting, notify the Secretary that you wish to vote in person.

Your death or incapacity will not revoke your proxy unless, before the shares are voted, notice of death or incapacity is filed with the Secretary of HC Financial or other person authorized to tabulate votes.

Board Recommendation. The Board of Directors of HC Financial unanimously recommends that its shareholders vote "FOR" the merger agreement and the merger.

Authorization to Vote on Adjournment

Unless either the Secretary of Yadkin or HC Financial, as the case may be, is notified otherwise, the proxies solicited by the Boards of Directors of Yadkin and HC Financial allow shareholders to either grant or withhold authority from the persons named as proxies to vote on an adjournment or adjournments of the special meetings. Adjournment could be used to obtain more time before a vote is taken in order to solicit additional proxies or to provide additional information to shareholders. However, proxies voted against the merger agreement will not be used to adjourn the special meetings. Neither corporation has any plans to adjourn its special meeting at this time, but each intends to do so, if needed, to promote shareholder interests. The Boards of Directors of Yadkin and HC Financial each unanimously recommend that shareholders grant authority to the proxies to vote on adjournment of the special meetings.

Expenses of the Special Meetings

The   expense  of   preparing,   printing,   and   mailing   this  Joint   Proxy
Statement/Offering Circular will be shared equally by Yadkin and HC Financial. In addition to the use of the mails, proxies may be solicited personally or by telephone by regular employees of Yadkin and HC Financial without additional compensation. Yadkin and HC Financial have engaged a proxy solicitation firm to assist in the delivery of proxy materials and the solicitation of proxies for the special meetings. Yadkin and HC Financial will each reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs in sending the proxy materials to the respective beneficial owners of Yadkin's and HC Financial's common stock.

        PROPOSAL FOR BOTH THE YADKIN SPECIAL MEETING AND THE HC FINANCIAL
                     SPECIAL MEETING: APPROVAL OF THE MERGER

The following is a summary of information about the merger and certain of the important terms and conditions of the merger agreement. This summary is not intended to be a complete description of all facts regarding the merger. You should read carefully the merger agreement, the documents attached to this Joint Proxy Statement/Offering Circular, and the documents referenced in this Joint Proxy Statement/Offering Circular for more information.

General

At the HC Financial Special Meeting and the Yadkin Special Meeting, proposals will be introduced for HC Financial's shareholders and Yadkin's shareholders to approve the merger agreement. The merger agreement provides for HC Financial and High Country each to be merged into Yadkin.

The Merger

When the transactions described in the merger agreement become effective:

     o HC Financial will be merged into and its existence will be combined with that of Yadkin, and HC Financial will cease to exist as a separate company;
     o As further described below, each outstanding share of HC Financial common stock held by HC Financial's shareholders will be converted into the right to receive 1.3345 shares of Yadkin common stock (subject to adjustment based on the average closing price of Yadkin common stock prior to the date of final regulatory approval of the merger), or $24.02 in cash;
     o High Country will become a wholly owned subsidiary of Yadkin for a brief period of time, but will be merged into Yadkin immediately after the HC Financial merger; and
     o The existing branches of High Country located in Watauga County will operate under the name "High Country Bank, a division of Yadkin Valley Bank."

Yadkin will be the surviving corporation in each of the HC Financial merger and the High Country merger and will continue its and High Country's business at their existing offices, all under the supervision and regulation of the North Carolina Commissioner of Banks and the Federal Deposit Insurance Corporation. High Country's deposit accounts will become deposit accounts of Yadkin and will continue to be insured by the FDIC to the maximum amount permitted by law. Yadkin will continue to conduct banking business at the currently established offices of High Country in Watauga County under the name "High Country Bank, a division of Yadkin Valley Bank."

Conversion of HC Financial Common Stock

As a result of the merger, HC Financial shareholders will be able to elect to convert their outstanding shares of HC Financial common stock held of record into the right to receive:

     o 1.3345 shares of Yadkin common stock per share (subject to adjustment based on an average closing price of Yadkin common stock for the 15 day trading period ending prior to the date of final regulatory approval of the merger); or
     o    $24.02 in cash per share; or
     o 10% cash (at $24.02 per share) and 90% Yadkin common stock (at 1.3345 shares of Yadkin common stock per share, subject to adjustment based on an average closing price of Yadkin common stock described above).

The exact amount of cash and stock to be issued to each HC Financial shareholder will be based on the elections of all HC Financial shareholders and the average closing price of Yadkin's common stock over the 15 day trading period ending prior to the date of final regulatory approval of the merger. HC Financial shareholders who elect to receive Yadkin common stock will become shareholders of Yadkin.

Shareholders of HC Financial who do not return a properly completed election of consideration form, or whose elections of consideration are received by Yadkin after the time prescribed, will be allocated Yadkin common stock and/or cash as provided above as necessary to assure that 90% of the HC Financial common stock is converted into Yadkin common stock and 10% of the HC Financial common stock is converted into cash (not including shares for which cash is issued to HC Financial shareholders who properly exercise dissenters' rights).

Changes in the market value of Yadkin common stock prior to the effective time of the merger may result in a change in the exchange rate at which HC Financial common stock is converted into Yadkin common stock. Because the market price of Yadkin stock to be used to determine the exchange ratio for each share of HC Financial common stock will not be determined until all regulatory approvals are received, the per share exchange ratio for each share of HC Financial common stock cannot be calculated at this time. If the 15 day trading average of Yadkin's common stock remains between $15.84 and $20.16, the exchange ratio for each share of HC Financial common stock will be 1.3345 shares of Yadkin common stock. If the 15 day trading average of Yadkin's common stock is below $15.84 or above $20.16, the exchange ratio for each share of HC Financial common stock will be adjusted as provided in the merger agreement. If the 15 day trading average of Yadkin's common stock is between $13.50 and $15.84, the exchange ratio for each share of HC Financial common stock will be adjusted based on a per share value of $21.14 for each share of HC Financial common stock. For example, if Yadkin's average trading price was $13.50, the exchange ratio would be 1.5658 which is $21.14 divided by $13.50. If the 15 day trading average of Yadkin's common stock is between $20.16 and $22.50, the exchange ratio for each share of HC Financial common stock will be adjusted based on a per share value of $26.90 for each share of HC Financial common stock. For example, if Yadkin's average trading price was $22.50, the Exchange Ratio would be 1.1957 which is $26.90 divided by $22.50. As of _____, 2003, the 15 day trading average of Yadkin's common stock was $____, which would result in an exchange ratio for each share of HC Financial common stock of 1.3345 shares of Yadkin common for each share of HC Financial common stock (which results in a per share market value of the stock merger consideration of $____).

Election of Merger Consideration

An election form will be mailed to HC Financial shareholders shortly before the proposed closing date of the merger. The election form will allow each HC Financial shareholder to elect the form of merger consideration he or she would like to receive. While we cannot assure you that you will receive the merger consideration you elect, each HC Financial shareholder may elect to receive:

     o all of his or her merger consideration in shares of Yadkin common stock; or
     o    all of his or her merger consideration in cash; or
     o 10% of his or her merger consideration in cash and 90% in Yadkin common stock.

Shareholder elections will be adjusted as provided in the merger agreement, if necessary, to insure that 90% of the shares of HC Financial's common stock will be exchanged for shares of Yadkin common stock and 10% of the shares of HC Financial's common stock will be exchanged for cash. If shareholder elections are adjusted, then HC Financial shareholders may be required to receive a mix of merger consideration that is different from that which they elected.

Common Stock Adjustments

If there is a change in the number of outstanding shares of HC Financial common stock or Yadkin common stock prior to the effective time of the merger as a result of a stock dividend, stock split, reclassification or other subdivision or combination of outstanding shares, then an appropriate and proportionate adjustment will be made in the number of shares of Yadkin common stock into which each share of HC Financial common stock will be converted. Management of HC Financial and Yadkin currently are not aware of any change (completed or proposed) in the outstanding shares of HC Financial common stock or Yadkin common stock, which would result in such an adjustment.

Restrictions On Amount Of Yadkin Common Stock And Cash To Be Issued

The merger agreement provides that, notwithstanding the right of HC Financial Shareholders to elect the form of merger consideration into which their shares of HC Financial common stock are converted, 90% of the shares of HC Financial's common stock will be exchanged for shares of Yadkin common stock and 10% of the shares of HC Financial's common stock will be exchanged for cash. In the event that HC Financial Shareholders make elections that would call for an aggregate amount of Yadkin common stock or an aggregate amount of cash which is more or less than the above percentage amounts, then the number of shares or amount of cash elected by HC Financial shareholders shall be reduced to the above percentage and the amount of additional cash or shares of Yadkin common stock, as the case may be, will be allocated pro rata among HC Financial's shareholders.

Disposal of HC Financial Common Stock Certificates

Following the effective time of the merger, all certificates that formerly represented shares of HC Financial common stock held by HC Financial's shareholders will represent only the right to receive the number of shares of Yadkin common stock into which the shares of HC Financial common stock have been converted or the right to receive $24.02 in cash. At the effective time of the merger, HC Financial's stock transfer books will be closed and no further transfer of HC Financial common stock or of HC Financial common stock certificates will be recognized or registered. As soon as possible following the effective time of the merger, Yadkin will send a written notice to HC
Financial's former shareholders confirming the merger consideration to which each shareholder is entitled, and instructions for disposing of HC Financial common stock certificates. HC Financial's shareholders should not dispose of their HC Financial common stock certificates until they receive instructions to do so.

Book Entry Ownership

Yadkin or its exchange agent will maintain a book entry list of the Yadkin common stock to which each former HC Financial shareholder is entitled and/or will forward to each HC Financial shareholder a check for cash into which their HC Financial common stock has been converted. Certificates evidencing the Yadkin common stock into which the shareholder's HC Financial common stock has been converted will not be issued. Yadkin will issue fractional shares of its common stock in connection with the merger.

Following the effective time of the merger, HC Financial common stock certificates will be considered for all purposes to represent only the right of former HC Financial shareholders to receive Yadkin common stock or cash into which their HC Financial common stock has been converted. However, after the effective time of the merger, and regardless of whether they have surrendered their HC Financial common stock certificates, former HC Financial shareholders will be entitled to vote and to receive any dividends or other distributions (for which the record date is after the effective time of the merger) on the number of shares of Yadkin common stock into which their HC Financial common stock has been converted. (See "Market and Dividend Information -- Yadkin's Capital Stock" on page 19.)

Effect on the HC Financial Warrants

In 2001, HC Financial previously sold units consisting of one share of common stock and a non-detachable warrant to purchase one share of HC Financial common stock. The merger agreement provides that, at the effective time of the merger, the holders of outstanding HC Financial warrants will have the right to surrender each of their warrants for $2.02 in cash.

The warrants are currently scheduled to expire on December 31, 2003. The merger agreement provides that the exercise date of the warrants may be accelerated to the effective time of the merger. If the warrant holders do not intend to surrender their warrants for cash, the holders of the HC Financial warrants would have to exercise their warrants no later than the new expiration date. If a holder of HC Financial warrants does not elect to surrender and receive cash for his or her HC Financial warrants as provided above or does not elect to exercise his or her warrants prior to the expiration date, his or her warrants will expire and that warrant holder will not be entitled to receive any cash or any HC Financial common stock for his or her warrants.

Information and a warrant election form will be mailed to all holders of HC Financial warrants before the proposed closing date of the merger. The information will explain the alternatives available to warrant holders and request each warrant holder to return a warrant election form and surrender his or her warrants in order to receive the cash payment for the warrants described above.

Effect of the Merger on Outstanding Yadkin Common Stock

The shares of Yadkin common stock that are held by its shareholders at the effective time will remain outstanding. The merger will result in no change to the outstanding shares of Yadkin common stock and will not affect any rights of Yadkin's current shareholders or require that they surrender their stock certificates. However, because Yadkin is expected to issue a total of approximately 1,705,262 new shares of Yadkin common stock to HC Financial's shareholders (assuming an exchange ratio of 1.3345), the merger will dilute the relative percentage interests of Yadkin's current shareholders. It is expected that, following the merger, Yadkin's current shareholders will hold approximately 83.7%, and HC Financial's former shareholders will hold approximately 16.3%, of Yadkin's outstanding shares (based upon an exchange ratio of 1.3345). In addition (and assuming none of the HC Financial stock options are converted into cash as permitted under the merger agreement and an exchange ratio of 1.3345), currently outstanding stock options previously granted by HC Financial to its directors, officers and employees to purchase an aggregate of 205,410 shares of HC Financial common stock will be converted (at the same rate at which shares of HC Financial common stock will be converted into shares of Yadkin common stock) into options to purchase an aggregate of approximately 274,120 shares of Yadkin common stock. (See "-- Effect on Employees and Certain Benefit Plans" on page 64.)

Recommendation of Yadkin's Board

The Board of Directors of Yadkin unanimously approved the merger agreement and believes that the merger is fair to, and in the best interests of, Yadkin and its shareholders. Yadkin's Board of Directors, therefore, unanimously recommends that the holders of Yadkin's common stock vote "FOR" approval of the merger agreement and the merger that it contemplates. In making its recommendation, the Board of Directors of Yadkin has considered, among other things, the opinion of The Carson Medlin Company that the merger consideration being paid to HC Financial's shareholders is fair to Yadkin's shareholders from a financial point of view. (See "Opinion of Yadkin's Financial Advisor" on page 39.)

Recommendation of HC Financial's Board

The Board of Directors of HC Financial unanimously approved the merger agreement and believes that the merger is fair to, and in the best interests of, HC Financial and its shareholders. HC Financial's Board of Directors, therefore, unanimously recommends that the holders of HC Financial's common stock vote "FOR" approval of the merger agreement and the merger that it contemplates. In making its recommendation, the Board of Directors of HC Financial has considered, among other things, the opinion of Smith Capital that the merger consideration is fair to HC Financial's shareholders from a financial point of view. (See "Opinion of HC Financial's Financial Advisor" on page 47.)

Background of and Reasons for the Merger

In September 2002, following the Yadkin merger with Main Street BankShares, Inc., and its subsidiary, Piedmont Bank, Mr. Bill Long, President of Yadkin, approached John Brubaker, President of HC Financial and High Country, about the possibility of a merger between their institutions. Mr. Brubaker indicated that his Executive Committee was meeting later in September and that he would discuss the idea with his Executive Committee.

HC Financial's and High Country's boards of directors regularly assess the strategic position of HC Financial and High Country in light of the capital requirements needed for its continued growth, the increased competition faced by community financial institutions, the consolidation of the financial services industry, and the cost of developing the delivery systems for products and services. In late September, following the Executive Committee discussion of a potential merger with Yadkin, Mr. Brubaker telephoned Mr. Long and indicated that his Executive Committee believed a merger was premature at that date, but the Executive Committee wanted to continue a dialogue with Yadkin because the Committee believed a merger with Yadkin at some future date might be beneficial to both institutions.

In March 2003, Mr. Long visited Mr. Brubaker again to continue the dialogue regarding a potential merger. Mr. Brubaker indicated that his Boards were aware that another bank was interested in making an offer for HC Financial and High Country and therefore his Boards might have an interest in further discussions with Yadkin. Mr. Brubaker invited Mr. Long to attend the March 25 meeting of the executive committees of HC Financial and High Country. On March 25, 2003, Mr. Long met with the HC Financial Executive Committee and the discussion centered on the business philosophy of Yadkin and Yadkin's interest in the Boone area and HC Financial and High Country.

The parties decided to meet again on April 10 and at this Executive Committee meeting, there was a discussion of the merger process that Main Street
BankShares and Piedmont Bank went through with Yadkin and a preliminary discussion of financial terms of a merger between Yadkin and HC Financial and High Country based on the Main Street BankShares and Piedmont Bank merger. At the April 15, 2003 meeting of the board of directors of HC Financial, the Board decided to pursue further discussions with Yadkin and directed the Executive Committee to supervise the process. The Executive Committee indicated to Mr. Long that it would like to see a formal proposal from Yadkin and Mr. Long agreed to prepare a formal proposal for the Executive Committee.

On May 5 and May 13, 2003, Mr. Long and The Carson Medlin Company, the financial advisor for Yadkin, met with the executive committee for a third and fourth time to present and discuss a formal proposal. After much discussion at both meetings, the Executive Committee agreed to take the proposal to the board of directors of HC Financial for consideration.

The Yadkin Board met on May 15, 2003, and approved a letter of intent. The HC Financial and High Country Boards met on May 27, 2003 and approved the letter of intent. The letter of intent was executed on May 28, 2003.

Pursuant to the letter of intent, the parties conducted mutual due diligence investigations during June and began drafting a definitive agreement for the transaction. On July 17, 2003, the definitive agreement was presented to and reviewed by the Yadkin Board along with the results of due diligence and a final analysis of the financial terms. The definitive agreement was unanimously approved by the Yadkin Board and Yadkin's officers were authorized to execute the definitive agreement, subject to such amendments as the President deemed appropriate.

The total merger consideration provided by the definitive agreement reflected an adjustment from the merger consideration contained in the letter of intent. The adjustment related to potential termination expenses associated with certain material contracts of High Country discovered during the due diligence process. Following a series of discussions regarding this adjustment, the HC Financial and High Country Boards met on August 26, 2003, at which the results of due diligence were discussed, a final analysis of the financial terms was provided by its financial advisor, and the terms of the definitive agreement were reviewed by its legal counsel. The HC Financial and High Country Boards unanimously approved the definitive agreement and it was executed by the parties on August 27, 2003.

HC Financial's Reasons for the Transaction

The HC Financial board of directors believes the merger is fair, from a financial point of view, to and in the best interests of HC Financial's shareholders. In reaching its decision to approve the merger agreement and unanimously recommend approval of the merger by its shareholders, the Board of directors of HC Financial consulted with its financial advisor and legal advisors, as well as its management, and considered many factors. These factors include:

     o    the financial terms of the proposed merger;
     o a review of the terms of the merger agreement with outside financial and legal advisors;
     o    information  concerning  the  business,  operations,  earnings,  asset quality and financial condition of Yadkin and the prospects of the combined organization;
     o the fact that the merger agreement permits HC Financial shareholders, within certain limits, to elect to receive cash or Yadkin common stock or both in exchange for their HC Financial common stock;
     o the expectation that the merger will be tax-free for federal income tax purposes;
     o a comparison of the terms of the proposed merger with comparable transactions in North Carolina, the southeastern United States and elsewhere;
     o    competitive factors and consolidation trends in the banking industry;
     o Smith Capital's opinion that the consideration to be received by HC Financial shareholders in the merger is fair from a financial point of view;
     o alternatives to the merger, including continuing to operate HC Financial as an independent company, in light of economic conditions, the competitive environment, and the board's analysis of HC
          Financial's financial condition, past performance and future prospects; and
     o the effects of the merger on HC Financial and its customers, communities and employees.

The HC Financial board of directors also considered the separate agreements and benefits proposed for employees, management, and members of the board of directors, which it found to be reasonable. See "--Interests of Certain Persons in the Merger" on page 63.

While the HC Financial board of directors considered the foregoing factors individually, it did not collectively assign any specific or relative weights to the factors considered and did not make any determination with respect to any individual factor. The board of directors collectively made its determination with respect to the merger agreement based on the unanimous conclusion reached by its members, in light of the factors that each of them considered appropriate, that the merger is in the best interests of HC Financial's shareholders.

Yadkin's Reasons for the Transaction

The Yadkin Board of Directors believes that the merger is in the best interests of Yadkin and its shareholders because it presents an important opportunity for Yadkin to increase shareholder value through growth by acquiring a financial institution in markets that are logical expansions for Yadkin.

In reaching its decision to approve the merger agreement, the Yadkin Board consulted with management of Yadkin, as well as its financial and legal advisors, and considered the following factors:

     o The pro forma and prospective financial impact of the acquisition upon Yadkin which indicated the transaction would be accretive to earnings per share in the second year;
     o The business, operations, financial condition, earnings and prospects of each of Yadkin and HC Financial. In making its determination, the Yadkin Board took into account the results of Yadkin's due diligence review of HC Financial's business, which indicated that Yadkin could enhance existing and initiate new banking products that could appeal to a broader customer base;
     o The customer service culture of High Country was very similar to that of Yadkin;
     o The markets served by High Country are contiguous to the existing markets of Yadkin with only an overlap in Ashe County resulting in no significant redundancy in facilities and only a minor duplication of personnel;
     o The current and prospective economic and competitive environment facing financial institutions, including Yadkin, which competitive position Yadkin believes could be enhanced by expansion into new and broader economic markets served by High Country;
     o The structure of the transaction and the terms of the merger agreement;
     o The merger is intended to qualify as a transaction that is generally tax-free for federal income tax purposes;
     o The opinion of The Carson Medlin Company to the Yadkin Board that the merger consideration to be paid to HC Financial shareholders is fair to the Yadkin shareholders from a financial point of view; and
     o The likelihood of the merger being approved by the appropriate regulatory authorities.

This discussion of the information and factors considered by the Yadkin Board includes all material factors considered by the Yadkin Board. In reaching its determination to approve and recommend the transaction, the Yadkin Board did not assign any relative or specific weights to those factors, and individual directors may have given differing weights to different factors.

Opinion of Yadkin's Financial Advisor

Yadkin has engaged The Carson Medlin Company to serve as its financial adviser and to render its opinion as to the fairness, from a financial point of view, of the merger consideration to be paid to the shareholders of HC Financial pursuant to the merger agreement. Yadkin selected The Carson Medlin Company as its financial adviser on the basis of its experience in advising community banks in similar transactions. The Carson Medlin Company is an investment banking firm which specializes in the securities of financial institutions located in the southeastern and western United States. As part of its investment banking activities, The Carson Medlin Company is regularly engaged in the valuation of financial institutions and transactions relating to their securities, including mergers and acquisitions. Neither The Carson Medlin Company nor any of its affiliates has a material relationship with Yadkin or HC Financial or any material financial interest in Yadkin or HC Financial.

The Carson Medlin Company provided analysis to Yadkin's board of directors' meeting on July 17, 2003 during which the terms of the merger were discussed. The Carson Medlin Company delivered its opinion to the effect that the merger consideration provided for in the merger agreement is fair, from a financial point of view, to the shareholders of Yadkin. The Carson Medlin Company issued its written opinion on August 27, 2003. The Carson Medlin Company subsequently reconfirmed its August 27, 2003 written opinion by issuing a second written opinion dated as of ________, the most recent practicable date prior to the printing of this proxy statement and a copy of which is attached as Appendix C.

You should consider the following when reading the discussion of The Carson Medlin Company opinion in this document:

     o The summary of the opinion of The Carson Medlin Company set forth in this proxy statement is qualified in its entirety by reference to the full text of the opinion that is attached as Appendix C to this Joint Proxy Statement/Offering Circular. You should read the opinion in its entirety for a full discussion to the procedures followed, assumptions made, matters considered and qualification and limitation on the review undertaken by The Carson Medlin Company in connection with its opinion.
     o The Carson Medlin Company's opinion does not address the merits of the merger relative to other business strategies, whether or not considered by Yadkin's board, nor does it address the decision by Yadkin's board to proceed with the merger.
     o The Carson Medlin Company's opinion to Yadkin's board of directors rendered in connection with the merger does not constitute a recommendation to any Yadkin shareholder as to how he or she should vote at the Yadkin Special Meeting.

No limitations were imposed by Yadkin's board of directors or its management upon The Carson Medlin Company with respect to the investigations made or the procedures followed by The Carson Medlin Company in rendering its opinion.

The preparation of a financial fairness opinion involves various determinations as to the most appropriate methods of financial analysis and the application of those methods to the particular circumstances. It is therefore not readily susceptible to partial analysis or summary description. In connection with rendering its opinion, The Carson Medlin Company performed a variety of financial analyses. The Carson Medlin Company believes that its analyses must be considered together as a whole and that selecting portions of its analyses and the facts considered in its analyses, without considering all other factors and analyses, could create an incomplete or inaccurate view of the analyses and the process underlying the rendering of The Carson Medlin Company's opinion.

In performing its analyses, The Carson Medlin Company made numerous assumptions with respect to industry performance, business and economic conditions, and other matters, many of which are beyond the control of Yadkin and HC Financial and may not be realized. Any estimates contained in The Carson Medlin Company's analyses are not necessarily predictive of future results or values, which may be significantly more or less favorable than the estimates. Estimates of values of companies do not purport to be appraisals or necessarily reflect the prices at which the companies or their securities may actually be sold. Except as described below, none of the analyses performed by The Carson Medlin Company was assigned a greater significance by The Carson Medlin Company than any other. The relative importance or weight given to these analyses by The Carson Medlin Company is not necessarily reflected by the order of presentation of the analyses herein (and the corresponding results). The summaries of financial analyses include information presented in tabular format. The tables should be read together with the text of those summaries.

The Carson Medlin Company has relied, without independent verification, upon the accuracy and completeness of the information it reviewed for the purpose of rendering its opinion. The Carson Medlin Company did not undertake any independent evaluation or appraisal of the assets and liabilities of Yadkin or HC Financial, nor was it furnished with any appraisals.

The Carson Medlin Company is not an expert in the evaluation of loan portfolios, including under-performing or non-performing assets, charge-offs or the allowance for loan losses; it has not reviewed any individual credit files of Yadkin or HC Financial; and it has assumed that the allowances of Yadkin and HC Financial are in the aggregate adequate to cover potential losses. The Carson Medlin Company's opinion is necessarily based on economic, market and other conditions existing on the date of its opinion, and on information as of various earlier dates made available to it which is not necessarily indicative of current market conditions.

In rendering its opinion, The Carson Medlin Company made the following assumptions:

     o that the merger will be accounted for as a purchase in accordance with generally accepted accounting principles;
     o that all material governmental, regulatory and other consents and approvals necessary for the consummation of the merger would be obtained without any adverse effect on Yadkin, HC Financial or on the anticipated benefits of the merger;
     o that Yadkin had provided it with all of the information prepared by Yadkin or its other representatives that might be material to The Carson Medlin Company in its review; and
     o that the financial projections it reviewed were reasonably prepared on a basis reflecting the best currently available estimates and judgment of the management of Yadkin as to the future operating and financial performance of Yadkin.

In connection with its opinion dated August 27, 2003, The Carson Medlin Company reviewed:

     o    the merger agreement;
     o the audited financial statements and annual reports on Form 10-K of Yadkin for the five years ended December 31, 2002;
     o the unaudited interim financial statements on Yadkin for the six months ended June 30, 2003;
     o the audited financial statements on Form 10-K of HC Financial for the four years ended December 31, 2002;
     o the unaudited interim financial statements on HC Financial for the six months ended June 30, 2003;
     o certain financial and operating information with respect to the business, operations and prospects of Yadkin and HC Financial.

In addition, The Carson Medlin Company:

     - held discussions with members of management of Yadkin and HC Financial regarding the historical and current business operations, financial condition and future prospects of their respective companies;

     - reviewed the historical market prices and trading activity for the common stock of Yadkin and HC Financial and compared them with those of certain publicly-traded companies which it deemed relevant;

     - compared the results of operations of Yadkin and HC Financial with those of certain publicly-traded financial institutions which it deemed to be relevant;

     - compared the results of operations of Yadkin and HC Financial with those of certain banking companies which The Carson Medlin Company deemed to be relevant;

     - compared the proposed financial terms of the merger with the financial terms, to the extent publicly available, of certain other recent business combinations of commercial banking organizations;

     -    analyzed the pro forma financial impact of the Merger on Yadkin; and

     - conducted such other studies, analyses, inquiries and examinations as The Carson Medlin Company deemed appropriate.

Valuation  Methodologies.  The  following is a summary of all material  analyses
------------------------
performed by The Carson Medlin Company in connection with its written opinion provided to Yadkin's board of directors as of August 27, 2003. The summary does not purport to be a complete description of the analyses performed by The Carson Medlin Company.

Summary of Merger and Analysis. The Carson Medlin Company reviewed the terms of the proposed merger, including the form of merger consideration, the exchange ratio, the price per share of Yadkin's common stock and the price paid to HC Financial's shareholders pursuant to the merger agreement. Under the terms of the merger agreement, Yadkin will issue 1.3345 shares of Yadkin common stock (subject to adjustment based on an average closing price of Yadkin common stock), or $24.02 in cash for each HC Financial common share.

The Carson Medlin Company calculated that the indicated merger consideration paid to HC Financial shareholders represented:

     -    $24.02 per share;

     - a 104% premium to HC Financial's market value one week prior to announcement and a 118% premium to HC Financial's market value three months prior to announcement;

     -    214% of HC Financial's stated book value at June 30, 2003;

     - 39.4 times HC Financial's earnings for the trailing 12 months ended June 30, 2003;

     -    19.2% of HC Financial's total assets at June 30, 2003;

     -    21.8% of HC Financial's total deposits at June 30, 2003; and

     -    a 14.6% premium on HC Financial's core deposits at June 30, 2003.

Financial Impact Analysis. The Carson Medlin Company calculated the pro forma impact of the merger on Yadkin's cash basis earnings per share based on earnings estimates for Yadkin and HC Financial as supplied by the management of each of the companies and estimated by The Carson Medlin Company. The pro forma impact included the after tax benefits from cost savings and revenue enhancements related to the merger as well as estimated one-time merger-related charges. The Carson Medlin Company calculated that the pro forma fully diluted cash basis earning per share would result in dilution of 0.83% to Yadkin's estimated 2004 cash basis earnings per share for the first full year following the merger and accretive by 5.6% in 2005. The transaction is expected to be accretive to stated book value per share by 18.8%. The actual results achieved by the combined company may vary from projected results and the variations may be material.

Industry Comparative Analysis. In connection with rendering its opinion, The Carson Medlin Company compared selected operating results of Yadkin to those of 54 publicly-traded community commercial banks in Alabama, Florida, Georgia, Mississippi, North Carolina, South Carolina, Tennessee, Virginia and West Virginia, which are listed in the Southeastern Independent Bank Review, a proprietary research publication prepared by The Carson Medlin Company quarterly since 1991.

The banks reviewed by The Carson Medlin Company range in asset size from $183 million to $1.9 billion and in shareholders' equity from approximately $16 million to $195 million. The Carson Medlin Company considers this group of financial institutions more comparable to Yadkin than larger, more widely traded regional financial institutions. The Carson Medlin Company compared, among other factors, profitability, capitalization, asset quality and operating efficiency of Yadkin to these financial institutions. The Carson Medlin Company noted the following performance based on results at or for the six months ended June 30, 2003 and stock prices as of August 27, 2003:



      -------------------------------------------------------------------------------------
                                                                                Average for
                                                                        Yadkin  Peer Group
      -------------------------------------------------------------------------------------
      Return on Average Assets                                           1.42%     1.15%
      Return on Average Equity                                           13.6%     12.4%
      Net Interest Margin                                                4.06%     4.25%
      Equity to Assets                                                   10.9%     9.4%
      Efficiency Ratio                                                   51.2%     61.9%
      Non-Performing Assets  (defined as 90 days past due,
         nonaccrual loans and other real estate) to Total Loans, net
         of unearned income and other real estate                        0.94%     0.89%

      -------------------------------------------------------------------------------------
      Price to Book Value (August 27, 2003)                              219%      176%
      Price to Trailing 12 months Earnings (August 27, 2003)             18.9      15.1
      -------------------------------------------------------------------------------------

The Carson Medlin Company noted that Yadkin's financial performance was slightly below the peer group for net interest margin and asset quality. Its profitability, operating efficiency, and equity to assets ratio were higher than the peer group. Yadkin's common stock traded at a slight premium to the peer group average on a book value basis as well as a premium to the peer group based on trailing twelve months' earnings.

The Carson Medlin Company compared selected operating results of HC Financial to those of 30 community commercial banks in Alabama, Florida, Georgia,
Mississippi, North Carolina, South Carolina, Tennessee, Virginia and West Virginia, which are listed in the Eastern De Novo Bank Review, a proprietary research publication prepared by The Carson Medlin Company quarterly.

The banks reviewed by The Carson Medlin Company range in asset size from $70 million to $909 million and in shareholders' equity from approximately $8 million to $75 million. The Carson Medlin Company considers this group of de novo banks more comparable to HC Financial than the financial institutions listed in the Southeastern Independent Bank Review and to the larger, more liquid, regional holding companies. The Carson Medlin Company compared, among other factors, profitability, capitalization, and leverage of HC Financial to these financial institutions. The Carson Medlin Company noted the following performance based on results at or for the twelve months ended June 30, 2003 (or most recent available) and stock prices as of August 27, 2003:

      --------------------------------------------------------------------------
                                                        HC Financial Average for
                                                                      Peer Group
      --------------------------------------------------------------------------
      Pre-tax return on Average Assets                      0.93%       1.17%
      Interest Spread                                       3.1%         3.5%
      Loans to Deposits                                      94%         83%
      Equity to Assets                                      9.0%         8.4%
      --------------------------------------------------------------------------
      Price to Book Value (August 27, 2003)*                105%         161%
      --------------------------------------------------------------------------
      *High Country's stock price day prior to letter of intent (May 27, 2003)

The Carson Medlin Company noted that HC Financial's financial performance was above the peer group for its capitalization and leverage. Its profitability and net interest spread were lower than the peer group. HC Financial's common stock traded at a discount to the peer group average on a book value basis.

Comparable Transaction Analysis. The Carson Medlin Company reviewed certain information related to the following selected merger transactions, or Peer Group, involving all banks in Georgia, North Carolina, South Carolina and Virginia announced since January 1, 2002 with assets between $100 million and $300 million. Those transactions are listed in the following tables.

                             COMPARABLE TRANSACTIONS




------------------------------------------------------------------------------------------------------------
Seller                                  State  Buyer                                                  State
------------------------------------------------------------------------------------------------------------
Main Street BankShares, Inc.             NC    Yadkin Valley Bank and Trust                              NC
Rowan Bancorp, Inc.                      NC    FNB Corp.                                                 NC
High Street Corporation                  NC    Capital Bank Corporation                                  NC
HomeTown Bank of Villa Rica              GA    GB&T Bancshares Inc.                                      GA
Community Bancshares, Inc.               NC    United Community Bancorp                                  NC
First Banks, Inc.                        GA    First Citizens Bancorporation of South Carolina           SC
Bank of Gray                             GA    SNB Bancshares Inc.                                       GA
First Commerce Corporation               NC    Bank of Granite Corporation                               NC
First Georgia Holding Inc.               GA    United Community Banks Inc.                               GA
CommonWealth Bank                        VA    First Community Bancshares, Inc.                          VA
Bedford Bancshares Inc.                  VA    FNB Corp.                                                 VA
Baldwin Bancshares, Inc.                 GA    GB&T Bancshares, Inc.                                     GA
------------------------------------------------------------------------------------------------------------


In evaluating these peer groups, The Carson Medlin Company considered, among other factors, capital level, asset size and quality of assets of the acquired financial institutions. The Carson Medlin Company compared the price to trailing twelve months' earnings, price to book value, price to total assets, price to total deposits and core deposit premium for the three peer groups to the proposed merger at the time it was announced. These comparisons are discussed below.

                                          Comparable Transaction Analysis
--------------------------------------------------------------------------------
                                           HC Financial  Comparable Transactions
Other Pricing Multiples                      Indicator     Median    High   Low
--------------------------------------------------------------------------------
Purchase Price % of Stated Book Value           214%       194%     274%   135%
Purchase Price as a Multiple of LTM Earnings    39.4       20.0     28.2   14.5
Purchase Price % of Total Assets                 19%        19%      26%    12%
Purchase Price % of Total Deposits               22%        22%      31%    14%
Core Deposit Premium                           14.6%      14.1%    21.9%   7.1%
--------------------------------------------------------------------------------

The Carson Medlin Company calculated that the indicated merger consideration to be paid to HC Financials shareholders represented $24.02 per share or 214% of stated book value. This merger consideration is higher than the median for the comparable transactions. The indicated merger consideration represented 39.4 times trailing twelve months' earnings. This merger consideration is higher than the median for the comparable transactions, but it is not very meaningful as HC Financial is a de novo bank without a steady earnings stream. The purchase price as a percentage of total assets implied by the merger is 19%, which is the same as the median for the comparable transactions. The price as a percentage of total deposits implied by the merger is 22%, which is similar to the median of the comparable transactions. The core deposit premium implied by the merger is 14.6%, which is slightly higher than the median of the comparable transactions in Peer Group A.

No company or transaction used in The Carson Medlin Company's analyses is identical to HC Financial or the proposed merger. Accordingly, the results of these analyses necessarily involves complex considerations and judgments concerning differences in financial and operating characteristics of HC Financial and other factors that could affect the value of the companies to which they have been compared.

Present Value Analysis. The Carson Medlin Company calculated the present value of HC Financial assuming that HC Financial remained an independent bank. For purposes of this analysis, The Carson Medlin Company utilized certain projections of HC Financial's future growth of assets, earnings and dividends and assumed a terminal price to book value multiple from 150% to 250% times. The Carson Medlin Company based their projections on HC Financial's historic growth rates, management estimates, as well as expected industry trends over the period analyzed with an expected average growth rate of approximately 15%. It was estimated that dividends would not be paid over the period analyzed consistent with HC Financial's historical dividend policy. The average return on assets for the projections is 1.00% and is based on HC Financial's historical ROA and management estimates. The price to book value multiples were based on The Carson Medlin Company's experience in similar merger transactions over the past several years and those multiples observed in other transactions as exhibited by the comparable transactions described above. The values were then discounted to present value utilizing discount rates of 14% to 16%. These rates were selected because, in The Carson Medlin Company's experience, they represent the rates that investors in securities such as HC Financial's common stock would demand in light of the potential appreciation and risks as observed in expected returns for alternative investments. The Carson Medlin Company also noted that these rates are frequently cited for other merger transactions in the banking industry.

               Range of Values - Price to Book Value Basis
      ----------------------------------------------------------------------
                     1.50         1.75         2.00        2.25        2.50
      ----------------------------------------------------------------------
      14.0%        $18.17       $21.20       $24.23      $27.26      $30.28
      15.0%        $17.39       $20.29       $23.19      $26.09      $28.99
      16.0%        $16.66       $19.43       $22.21      $24.99      $27.76
      ----------------------------------------------------------------------

On the basis of these assumptions, The Carson Medlin Company calculated that the present value of HC Financial as an independent bank ranged from $16.66 per share to $30.28 per share. The indicated merger consideration to be paid to HC Financial shareholders was $24.02 per share, which is near the average indicated under the present value analysis.

                Range of Values - Price to Earnings Basis
      ----------------------------------------------------------------------
          0          16.0         17.0         18.0        19.0        20.0
      ----------------------------------------------------------------------
      14.0%        $24.46       $25.99       $27.52      $29.05      $30.58
      15.0%        $23.42       $24.88       $26.35      $27.81      $29.27
      16.0%        $22.43       $23.83       $25.23      $26.63      $28.03
      ----------------------------------------------------------------------

The Carson Medlin Company also calculated the present value of HC Financial assuming terminal price to earnings value multiples from 16.0 to 20.0 times. The price to earnings value multiples were based on The Carson Medlin Company's experience in similar merger transactions over the past several years and those multiples observed in other transactions as exhibited by the comparable transactions described above. The present value of HC Financial as an independent bank ranged from $22.43 per share to $30.58 per share. The indicated merger consideration to be paid to HC Financial shareholders was $24.02 per share, which is below but near the average indicated under the present value analysis.

The Carson Medlin Company noted that it included present value analysis because it is a widely used valuation methodology, but also noted that the results of this methodology are highly dependent upon the numerous assumptions that must be made, including assets and earnings growth rates, dividend payout rates, terminal values and discount rates. This analysis is one of several methods of financial analysis used in determining the fairness of the transaction and, therefore, this analysis cannot be considered without considering all other factors described in this section.

Historical Stock Performance Analysis. The Carson Medlin Company reviewed and analyzed the historical trading prices and volumes of Yadkin and HC Financial common stock over recent periods. Yadkin's common stock is listed on the Nasdaq's National Market System. Yadkin's stock has moved higher in 2003 from a trading range of $10 to $12 per share for most of 2000 to 2002. Yadkin's stock traded at $17.85 just prior to the announcement of the letter of intent and the stock rose to almost $19.25 in the third quarter of 2003 after being added to the Russell 2000 Index. Yadkin's stock has remained near its recent high and has traded at a range $16 to $19 per share range for most of the third quarter of 2003. Yadkin's stock trading volume has been steady and has averaged approximately 9,000 shares per day year-to-date.

HC Financial's stock is quoted on the OTC Bulletin Board and was quoted at $11.80 per share just prior to the announcement of the letter of intent. HC Financial's stock was originally offered at $11.00 per share in 1998 and then at $15.00 per share in a secondary offering. HC Financial has traded on limited volume which began to pick up in 2003. HC Financial's stock traded around $13.00 in the beginning of 2003 and stayed in a range of $10.00 to $14.00 per share prior to the announcement of the letter of intent. HC Financial's stock trading volume has averaged approximately 900 shares per day year-to-date.

The Carson Medlin Company compared recent trading prices of Yadkin's stock to those of the 54 publicly-traded community commercial banks listed on the Southeastern Independent Bank Review. This comparison shows that Yadkin's stock currently trades at a premium based on book value and has generally traded at a premium over the three-year period examined. Yadkin's stock currently trades at a premium based on earnings multiples to the selected peer group but has generally traded at a discount for most of the last three years. At August 27, 2003, Yadkin's common stock traded at 219% of book value compared to 176% for the selected peer group. On a price to trailing earnings basis, Yadkin's common stock traded at 18.9 times earnings compared to the 15.1 times earnings for the selected peer group.

The Carson Medlin Company compared recent trading prices of HC Financial's stock to the recent market values to those of 30 community commercial banks in Alabama, Florida, Georgia, Mississippi, North Carolina, South Carolina, Tennessee, Virginia and West Virginia, which are listed in the Eastern De Novo Bank Review. HC Financial trades at a discount based on book value multiples to the selected peer group and has generally traded at a discount over the last year. Just prior to the announcement of the letter of intent, HC Financial common stock traded at 105% of book value compared to 161% for the selected peer group.

Miscellaneous. The opinion expressed by The Carson Medlin Company was based upon market, economic and other relevant considerations as they existed and could be evaluated as of the date of the opinion. Events occurring after the date of issuance of the opinion, including but not limited to, changes affecting the securities markets, the results of operations or material changes in the assets or liabilities of Yadkin or HC Financial, could materially affect the assumptions used in preparing the opinion.

In connection with its updated opinion, dated as of the date of this Proxy Statement, The Carson Medlin Company confirmed the appropriateness of its reliance on the analyses used to render its August 27, 2003 opinion by performing procedures to update certain of such analyses and reviewing the assumptions on which its analyses were based and the factors considered in connection therewith. It was The Carson Medlin Company's opinion, therefore, that the merger consideration to be paid to HC Financial's shareholders, as provided for in the merger agreement, was fair from a financial point of view, to the shareholders of Yadkin.

Opinion of HC Financial's Financial Advisor

HC Financial retained Smith Capital to deliver a fairness opinion in connection with the merger. At the meeting of HC Financial's Board of Directors on May 27, 2003, Smith Capital gave it's verbal opinion to the HC Financial Board that, as of that date and based upon and subject to the various considerations mentioned, the merger consideration to be received by HC Financial shareholders pursuant to the merger agreement was fair from a financial point of view to HC Financial's shareholders. Smith Capital updated its opinion and delivered it to HC Financial's Board at a meeting on August 26, 2003. HC Financial's Board did not limit Smith Capital in any way in the investigations it made or the procedures it followed in giving its opinion. We have attached as Appendix D to this document the full text of Smith Capital's opinion. This opinion sets forth the assumptions made, matters considered and limits on the review undertaken. We incorporate Smith Capital's opinion in this document by reference and urge you to read the opinion in its entirety.

Smith Capital addressed its opinion to the HC Financial Board. The opinion addresses only the merger consideration to be paid pursuant to the merger agreement and is not a recommendation to any HC Financial shareholder as to how that shareholder should vote with respect to the merger.

          In arriving at its opinion Smith Capital reviewed:

     o    The merger agreement;
     o Various publicly available information concerning the businesses of HC Financial and Yadkin and of several other companies engaged in businesses comparable to those of HC Financial and Yadkin, and the reported market prices of the securities deemed comparable;
     o The terms of various merger or acquisition transactions involving companies comparable to HC Financial and Yadkin;
     o Current and historical market prices of the common stock of HC Financial and Yadkin;
     o The audited financial statements of HC Financial and Yadkin for the years ended December 31, 2000, 2001 and 2002;
     o Quarterly reports on Form 10-QSB and 10-Q for HC Financial and Yadkin, respectively; o Certain internal financial analyses and forecasts prepared by HC Financial and Yadkin and their respective managements; and
     o The terms and conditions of other business combinations that Smith Capital deemed relevant.

Smith Capital also held discussions with several members of the managements of HC Financial and Yadkin on numerous aspects of the merger, the past and current business operations of HC Financial and Yadkin; the financial condition and future prospects and operations of HC Financial and Yadkin, the effects of the merger on the financial condition and future prospects of HC Financial and Yadkin and other matters that Smith Capital believed necessary or appropriate to its inquiry. In addition, Smith Capital reviewed other financial studies and analyses and considered such other information that it deemed appropriate for the purposes of its opinion.

Smith Capital relied upon and assumed, without independent verification, the accuracy and completeness of all information that was publicly available or HC Financial and Yadkin furnished to it or that it otherwise reviewed. Smith Capital is not responsible or liable for the information or its accuracy. Smith Capital did not conduct any valuations or appraisals of any assets or liabilities, nor were any valuations or appraisals provided to Smith Capital. In relying on financial analyses and forecasts provided to it, Smith Capital has assumed that they were reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations and financial conditions of HC Financial and Yadkin to which those forecast or analyses relate. Smith Capital also assumed that, in the course of obtaining regulatory and third party consents for the merger and the other transactions contemplated by the merger agreement and this document, no restriction will be imposed that will have a material adverse effect on the future results or financial condition of HC Financial and Yadkin.

The projections furnished to Smith Capital for HC Financial and Yadkin were prepared by the respective managements of each company. Neither HC Financial nor Yadkin publicly discloses internal management projections of the type provided to Smith Capital in connection with Smith Capital's analysis of the merger, and the projections were not prepared with a view toward public disclosure. The projections were based on numerous variables and assumptions that are inherently uncertain and may be beyond the control of management, including without limitation factors related to general economic and competitive conditions and prevailing interest rates. Accordingly, actual results could vary significantly from those set forth in the projections.

As is customary in the rendering of fairness opinions, Smith Capital based its opinion on economic, market and other conditions in effect on, and the information made available to Smith Capital as of, the date of its opinion. Subsequent developments may affect the opinion. Smith Capital expressed no opinion as to the price at which Yadkin's common stock will trade at any future time.

In accordance with customary investment banking practice, Smith Capital employed generally accepted valuation methods in reaching its opinion. The following is a summary of the material financial analyses that Smith Capital utilized in providing its August 26, 2003 opinion. We have presented some of the summaries of financial analysis in tabular format. In order to understand the financial analyses used by Smith Capital more fully, you should read the tables together with the text of each summary. The tables do not alone constitute a complete description of Smith Capital's financial analyses.

Comparative Analysis of Financial Condition

Peer Group Analysis. In evaluating HC Financial and Yadkin, Smith Capital compared their respective financial conditions to a group of publicly traded comparable banks, (the "HC Financial Group" and the "Yadkin Group" respectively). Smith Capital used these samples to compare financial condition as well as the valuation of the respective banks shares.

Smith Capital developed two different groups of banks for comparison, as HC Financial and Yadkin are different in size and nature.

The HC Financial Group comprised 12 banks with assets from $119.1 million to $863.8 million formed between January 1998 and June 30, 2000 in North and South Carolina, Tennessee, Virginia and Georgia. These banks are listed below.

Company Name                                   Ticker    City              State

American Community Bancshares, Inc.            ACBA      Monroe            NC
Alliance Bankshares Corporation                ABVA      Chantilly         VA
Bank of the Carolinas                          BCAR      Mocksville        NC
Bank of the James                              BOTJ      Lynchburg         VA
Cherokee Banking Company                       CHKJ      Canton            GA
Yadkin Financial Corporation                   CRFN      Cary              NC
Gateway Financial Holdings, Inc.               GBTS      Elizabeth City    NC
Greenville First Bancshares, Inc.              GVBK      Greenville        SC
Millennium Bankshares Corporation              MBVA      Reston            VA
First Trust Bank                               NCFT      Charlotte         NC
New Century Bank                               NCBN      Dunn              NC
TowneBank                                      TOWN      Portsmouth        VA

The Yadkin Group comprised 19 publicly traded banks in North Carolina, South Carolina, Georgia, Tennessee and Virginia with assets ranging from $500 million to $1 billion, and with a return on assets for the last twelve months greater than 1%. These banks are listed below.

Company Name                                   Ticker     City             State

American National Bankshares Inc.              AMNB       Danville         VA
Bank of Granite Corporation                    GRAN       Granite Falls    NC
C&F Financial Corporation                      CFFI       West Point       VA
Community Bank of Northern Virginia            CBNV       Sterling         VA
Cooperative Bankshares, Inc.                   COOP       Wilmington       NC
Yadkin Banking Company                         CSNT       Jasper           GA
Eastern Virginia Bankshares, Inc.              EVBS       Tappahannock     VA
First South Bancorp, Inc.                      FSBK       Washington       NC

FNB Corp.                                      FNBN       Asheboro         NC
FNB Corporation                                FNBP       Christiansburg   VA
Franklin Financial Corporation                 FNFN       Franklin         TN
Georgia Bank Financial Corporation             GBFP       Augusta          GA
Greene County Bancshares, Inc.                 GCBS       Greeneville      TN
LSB Bancshares, Inc.                           LXBK       Lexington        NC
National Bankshares, Incorporated              NKSH       Blacksburg       VA
Old Point Financial Corporation                OPOF       Hampton          VA
Resource Bankshares Corporation                RBKV       Virginia Beach   VA
Security Bank Corporation                      SBKC       Macon            GA
Virginia Commerce Bancorp, Inc.                VCBI       Arlington        VA

Smith Capital analyzed certain balance sheet ratios, asset quality, growth in assets and deposits, profitability and stock price multiples. Smith Capital compared HC Financial's values to the median HC Financial Group.

HC Financial's equity to assets ratios were higher than the HC Financial Group, but its liquidity was lower and its loan to deposit ratio higher.

CAPITAL                                       High
                                              Country       Median
Loans/Deposits (MRQ)                            93.97        83.70

Equity/Assets                                    8.98         7.94

Tangible Equity/Assets                           8.98         7.80

Liquidity                                       15.99        18.69

Tier 1 Capital Ratio                            10.03        11.04



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



Asset Quality. The table below shows HC Financial's asset quality relative to the HC Financial Group. HC Financial's non-performing assets showed slightly higher levels than the HC Financial Group from 2000 to 2002, with a significant increase at June 30, 2003.

CREDIT QUALITY                                           High
                                                         Country      Median
Loan Loss Allowance/Total Loans
(Qtr ended June 30, 2003)                                   1.30        1.34

Net Charge Offs/Average Loans
Qtr ended June 30, 2003                                     0.29        0.05
                                                   2002     0.17        0.13
                                                   2001     0.08        0.10
                                                   2000     0.11        0.01

Non Performing Assets+90 days/Total Assets
Qtr ended June 30, 2003                                     1.85        0.07
                                                   2002     0.43        0.20
                                                   2001     0.34        0.09
                                                   2000     0.35        0.00


Asset Growth. The table below shows HC Financial's asset growth relative to the HC Financial Group.

                                           High
ASSET GROWTH                               Country       Median

Qtr ended June 30, 2003                       9.82        27.99

2002 vs 2001                                 29.30        43.67

2001vs 2000                                  71.54        57.26

2000 vs 1999                                 61.16        91.31

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



Profitability. The table below compares certain profitability measures for HC Financial with the HC Financial Group, for the quarter ended June 30, 2003 unless stated otherwise.

PROFITABILITY                                         High
                                                      Country       Median

Return on Assets                           2002          0.49         0.77
                                                         0.58         0.73

Return on Equity                           2002          5.00         8.15

Net Interest Margin                                      3.47         3.49

Efficiency                                              72.52        66.88

Non interest income/Average Assets                       1.84         1.03

Non interest expense /average assets                     3.71         3.10


HC Financial exhibits slightly lower profitability than the HC Financial Group, principally because of higher expenses and a lower net interest margin.

Smith Capital compared Yadkin's capital, credit quality and profitability to the Yadkin Group. LTM refers to the twelve months ended June 30, 2003.

CAPITAL                                                 YADKIN       Median
At June 30,2003
Equity/Assets                                            10.92        8.51

Tangible Equity/Assets                                    9.21        7.87

At or for the twelve months ended June 30, 2003

CREDIT QUALITY                                          YADKIN       Median

Loan Loss Allowance/Total Loans                           1.58        1.30

Net Charge Offs/Average Loans                    LTM      0.17        0.26


Non Performing Assets+90 days/Total Assets                0.66        0.58


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



PROFITABILITY                                           YADKIN       Median

Return on Assets (LTM)                                    1.38         1.28

Return on Equity (LTM)                                   12.97        14.28

Net Interest Margin
(Qtr ended June 30, 2003)                                 4.17         4.39

Efficiency                                               50.21        60.06


Market Comparable Analysis--Comparison of the Shares of HC Financial and Yadkin to those of Comparable Publicly Traded Banks. Smith Capital compared the market valuation of HC Financial's shares and Yadkin's shares with the comparable group of publicly traded banks used in the analyses of financial condition. Smith Capital used closing or bid prices (if there was no trade) of the comparable groups on August 21, 2003. The table below shows the multiples of the HC Financial Group and HC Financial using HC Financial's closing price of $23.00 per share on August 21, 2003 and a comparison of Yadkin with the multiples of the Yadkin Group.

PRICING                                                  High
                                                         Country       Median
Price/Book                                                204.63       167.26

Price/Tangible Book                                       204.63       150.19

Price/LTM earnings                                         37.70        19.89

Price/Assets                                               18.38        12.11

Price/Core LTM Earnings                                    33.82        20.33

Dividend Yield                                              0.00         0.00

Market Capitalization ($ millions)                         32.66           25

PRICING                                                   YADKIN       Median

Price/Book                                                219.49       226.35

Price/Tangible Book                                       265.00       243.48

Price/LTM Earnings                                         18.97        16.67

Price/Assets                                               23.97        22.01

Price/Core LTM Earnings                                    18.97        16.67

Dividend Yield                                              2.22         1.80

Market Capitalization ($ millions)                        157.27          159

Smith Capital also calculated a range of imputed values for a share of HC Financial based on the ratios for the HC Financial Group. Smith Capital took a weighted average of the results, weighting values based on earnings and assets 25% each, and values based on book value, 50%. The imputed value for HC Financial was $16.46 per share using median multiples. The merger consideration offered by Yadkin exceeds this value by between 28.46% and 63.46% at the maximum ($26.90 per share) and minimum range ($21.14 per share) of the merger consideration.

Smith Capital calculated the per share value of Yadkin by applying the median Yadkin Group multiples of earnings, book and assets to Yadkin's respective earnings per share, book per share and assets per share. The range of values for Yadkin was $15.84, $18.58 and $15.84 respectively. Yadkin's closing price on August 21, 2003 was $18.02, which fell within the calculated range.

Discounted Dividend Analysis. Smith Capital used a discounted dividend analysis to estimate the net present value of distributable capital that HC Financial could produce on a stand-alone basis from 2003 through 2007. Smith Capital derived its own projections for HC Financial, after discussion with HC Financial's management. Smith Capital calculated for the sum of 1) the estimated distributable capital per share, projected such that the equity to assets ratio would be maintained at 8%, and discounted to present values at discount rates of 14% to 15% and 2) the terminal value based on the projected net income in 2007 in the cash flow model, multiplied by 12.5 to 14.25. These multiples are the inverse of the capitalization rates calculated by subtracting a constant assumed growth rate of 7% from the discount rate of 14% to 15%.

The discounted dividend analysis indicated a range of $15.20 to $17.46 per share for HC Financial. The merger consideration offered by Yadkin exceeds this value by between 76.97% and 21.08% at the maximum ($26.90 per share) and minimum range ($21.14 per share) of the merger consideration.

Smith Capital noted that while the discounted dividend analysis is widely used in valuation models, its results depend on a large number of variables such as asset and earnings growth rates, discount rates and terminal value multiples. Smith Capital selected discount rates which, in Smith Capital's experience, represented the rates that investors in securities such as HC Financials's common stock would demand as expected returns for alternative investments with similar risks and appreciation potential.

Analysis of Merger and Acquisition Transactions. Smith Capital reviewed merger and acquisition prices for banks in the United States where the transaction value was between $25 and $50 million, and the transaction was announced after January 1, 2000. There were 125 transactions.

Smith Capital applied the median prices paid to book value, earnings and assets to HC Financial's respective amounts. The values derived were weighted 50% to book and 25% each to assets and earnings. The results showed a value of $20.32 for HC Financial. The merger consideration offered by Yadkin exceeds this value by between 32.53% and 4.15% respectively at the maximum ($26.90 per share) and minimum range ($21.14 per share) of the merger consideration.

In addition Smith Capital reviewed the multiples of Yadkin's Offer at the maximum and minimum range and at the value of $24.05, which would be the price HC Financial shareholders would receive if the merger was priced at Yadkin's closing price on August 21, 2003 of $18.02 per share. This is shown in the table below.

                                                    Multiple of HC Financial at
                                          Group     Offer Price by Yadkin
                                          Median *   $24.05    $21.14    $26.9

Price to Seller's Book Value Per Share      2.01       2.14      1.88     2.39

Price Seller's LTM Earnings Per Share      19.63      39.43     34.66    44.10

Price to Seller's Assets Per Share        19.21%     19.00%    17.00%   21.00%

*=Median Multiples for HC Financial acquisition comparables

Smith Capital also compared the offer from Yadkin at the prices shown below to the closing price of $11.80 of HC Financial's shares on the day prior to the merger announcement. These premiums exceeded the median premium for the acquisition group of 28.46%.

                             Premium to HC Financial prior day closing stock
                             price
Offer from Yadkin                     $24.05        $21.14          $26.90

                                     103.81%        79.15%         127.97%

 Acquisition                          28.46%
comparables

Pro Forma Merger Analysis. Smith Capital measured the impact of the merger on the combined company's operating results in 2004 and financial condition in 2003 and 2004 assuming a range of prices for Yadkin's stock from $13.50 per share to $22.50 per share. In calculating goodwill at closing, Smith Capital assumed one time merger expenses of up to $2.3 million to cover canceling HC Financial's data processing contract, cash out of HC Financial warrants, if in the money, severance, legal, accounting and investment banking fees. The assumptions also included $14.2 million to $22.4 million in goodwill and $3.2 million in core deposit intangibles. Smith Capital assumed that 10% of the merger consideration was paid in cash and 90% in Yadkin common stock. No savings or additional costs were assumed in calculating earnings. Smith Capital assumed the merger would close on December 31, 2003 and have no impact in HC Financials 2003 earnings. The table below shows the dilution to HC Financial equivalent earnings per share in 2004 at the offer prices indicated.


                 Equivalent
                Offer to HC       Dilution in
 Yadkin Price   Financial                2004
        $22.50         $26.90         -10.01%

        $20.16         $26.90          -2.01%
        $18.00         $24.02          -1.91%
        $15.84         $21.14          -1.76%

        $13.50         $21.14          12.15%

Accretion (Dilution) to HC Financial Equivalent Book Value Per Share

Yadkin Price  High  Country2003         2004
              Price
$18.00        $24.02       15.91%       9.28%
$22.50        $26.90       5.66%        -.38%
$13.50        $21.14       23.21%       16.69%

Summary Conclusions. The table below summarizes the premium received by HC Financial shareholders over the valuations determined by Smith Capital for shares of HC Financial common stock at the maximum and minimum range of the merger consideration, and at the effective value on August 21, 2003.

                                                    Consideration
                                                    Premium
Consideration Payable by                              $24.05   $21.14    $26.90
Yadkin
Market Comparable Values of High Country
                                            $16.46     46.14%   28.46%    63.46%

Acquisition Value                           $20.30     18.49%    4.15%    32.53%

Range of Discounted Cash Flow
Values                                      $17.46     37.74%   21.08%    54.07%
                                            $15.20     58.22%   39.08%    76.97%

The summary above shows that the merger consideration payable exceeds all the valuation measures of HC Financial described in the analysis. This supports Smith Capital's conclusion that the merger consideration payable to HC Financial was fair from a financial viewpoint to the shareholders of HC Financial. While the analysis shows some dilution in earnings per share to HC Financial shareholders, such dilution calculations are based on projections that may or may not occur, and assume no additional revenues from the combined banks.

This summary does not purport to be a complete description of the analyses or data presented by Smith Capital. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Smith Capital believes that one must consider its opinion, the summary and its analyses as a whole. Selecting portions of the summary and these analyses, without considering the analyses as a whole, would create an incomplete view of the processes underlying the analyses and opinion.

Smith Capital based its analyses on assumptions that it deemed reasonable, including those concerning general business and economic conditions and industry specific factors. Smith Capital's analyses are not necessarily indicative of actual values or actual future results that either company or the combined entities might achieve, which values may be higher or lower than those indicated. Analyses based on forecasts of future results are inherently uncertain, as they are subject to numerous factors or events beyond the control of the parties and their advisors. Therefore, none of Smith Capital, HC Financial, Yadkin or any other person assumes responsibility if future results are materially different from those forecast. Moreover, Smith Capital's analyses are not and do not purport to be appraisals or otherwise reflective of the prices at which businesses could actually be bought or sold.

Smith Capital is engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, estates, corporate and other purposes.

HC Financial has agreed to pay Smith Capital a fee of $15,000 for its fairness opinion, and $5,000 per update. HC Financial has also agreed to pay Smith Capital's out of pocket expenses in connection with the engagement. In addition, HC Financial has agreed to indemnify Smith Capital and its officers, directors, affiliates and employees against various liabilities and expenses that Smith Capital may incur as a result of its engagement.

Required Regulatory Approvals

The merger is subject to approval by the North Carolina Commissioner of Banks, the North Carolina Banking Commission and the FDIC. The merger agreement provides that each of HC Financial's and Yadkin's respective obligations to complete the merger is conditioned on receipt of all required regulatory approvals of the merger described in the merger agreement. An application for each required regulatory approval has been filed and is pending. Management of HC Financial and Yadkin currently are not aware of any reason, condition or circumstance that might lead to a denial of any of their applications.

HC Financial and Yadkin are not aware of any material governmental approvals or actions that are required for consummation of the merger, except as described in this Joint Proxy Statement/Offering Circular. Should any other approval or action be required, it presently is contemplated that such approval or action would be sought.

Any regulatory approval that imposes material changes to the merger agreement or other material conditions could necessitate a resolicitation of shareholder approval.

Conduct of Business Pending the Merger

The merger agreement provides that, during the period from the date of the merger agreement to the effective time of the merger, and except as otherwise permitted by the merger agreement or consented to by Yadkin, HC Financial and High Country, each will, among various other things:

     o    conduct its business only in the usual manner;
     o preserve its organization intact, keep available the services of its present officers, employees and agents, and preserve the goodwill of its customers and others having business relations with it;
     o maintain its properties and equipment in customary repair, order and condition;
     o maintain books of account and records in the usual, regular and ordinary manner;
     o comply with all laws, ordinances, regulations and standards applicable to its business;
     o promptly advise the other parties to the merger agreement of any material change in its financial condition, business or affairs; and,
     o periodically provide the other parties to the merger agreement with various information regarding its business and operations.

Additionally, the merger agreement provides that, between the date of the merger agreement and the effective time of the merger, neither Yadkin, HC Financial nor High Country will, among various other things (and with certain exceptions):

     o amend its Articles of Incorporation or Bylaws, make any changes in its capital stock, issue any additional capital stock or other securities, or purchase or redeem any of its outstanding shares;
     o make any changes in its accounting methods, practices or procedures, or in the nature of its business; or,
     o acquire or merge with, or acquire substantially all the assets of, any other company.

Additionally, neither HC Financial nor High Country will, among various other things:

     o agree to buy or sell any real property or, above certain amounts, any personal property, or mortgage, pledge or otherwise subject to a lien any of its tangible assets, or, except in the ordinary course of business, incur any indebtedness;

     o waive or compromise any rights in its favor of any substantial value, except for money or money's worth, or waive or compromise any rights in its favor with respect to its officers, directors, shareholders or members of their families;
     o except in accordance with its customary salary administration and review procedures, increase the compensation of, or pay any bonuses or additional compensation to, its officers, directors, employees or consultants; or,
     o enter into certain types of contracts described in the merger agreement, including without limitation employment or consulting contracts not immediately terminable without cost or other liability on no more than 30 days' notice, compensation or employee benefit plans or agreements, single contracts calling for expenditures in excess of $5,000, or any other contracts other than in the ordinary course of business.

Dividends

The merger agreement provides that neither HC Financial nor Yadkin may declare or pay any other cash dividends or make any other distributions to its shareholders, except that Yadkin may continue to pay its regular quarterly cash dividend.

Prohibition on Solicitations

The merger agreement provides that, except under certain circumstances, HC Financial and High Country may not:

     o encourage, solicit or attempt to initiate discussions, negotiations or offers with or from any other person relating to a merger or other acquisition of HC Financial or High Country or the purchase or acquisition of any HC Financial common stock or all or any significant part of HC Financial's or High Country's assets, or provide assistance to any person in connection with such an offer;
     o except to the extent required by law, disclose to any person or entity any information not customarily disclosed to the public concerning HC Financial or High Country or their business, or give any other person access to HC Financial's or High Country's properties, facilities, books or records; or
     o enter into or become bound by any contract, agreement, commitment or letter of intent relating to, or otherwise take or agree to take any action in furtherance of, any such transaction.

However, HC Financial may take certain of these actions if its Board of Directors determines that it should do so. This determination by the HC Financial Board must be made after the HC Financial Board consults with its legal counsel, and must be based on the HC Financial Board's fiduciary duties. As a condition to Yadkin entering into the merger agreement, HC Financial agreed to pay Yadkin $1,000,000 if HC Financial terminates the merger agreement for fiduciary reasons and, within twelve months, enters into an agreement to, or completes, a transaction with an entity other than Yadkin which results in HC Financial or High Country being acquired by or coming under the control of a person other than Yadkin.

Accounting Treatment

The merger will be treated as a "purchase" under generally accepted accounting principles. Under the purchase method of accounting, on the effective date of the merger, HC Financial's assets and liabilities will be recorded at their respective fair values and added to those of Yadkin. The excess of the cost over the fair value of the assets acquired will be recorded as goodwill on Yadkin's books. Yadkin's financial statements after the merger will reflect the assets and liabilities of HC Financial, but Yadkin's financial statements will not be restated retroactively to reflect HC Financial's historical financial position or results of operations.

All unaudited pro forma condensed combined financial information contained in this Joint Proxy Statement/Offering Circular has been prepared using the purchase method to account for the merger. The final allocation of the purchase price will be determined after the merger is completed and after completion of an analysis to determine the fair values of HC Financial's tangible and identifiable intangible assets and liabilities. In addition, estimates related to restructuring and transaction-related charges are subject to final decisions related to the merger. Accordingly, the final purchase accounting adjustments, restructuring and merger-related charges may be materially different from the unaudited pro forma adjustments presented in this document. Any decrease in the net fair value of the net assets and liabilities of HC Financial as compared to the information shown in this document will have the effect of increasing the amount of the purchase price allocable to goodwill.

Certain Income Tax Consequences

Consummation of the merger is conditioned on receipt by Yadkin and HC Financial of a written opinion of Maupin Taylor P.A., to the effect that the HC Financial and High Country merger will be treated as a tax-free reorganization under
Section 368(a) of the Internal Revenue Code. The following discussion summarizes Yadkin's and HC Financial's current understanding of the material federal income tax consequences of the Merger, as they expect them to be described in the Tax Opinion, that generally will apply to holders of HC Financial common stock.

This summary does not, and the Tax Opinion will not, cover all aspects of federal income taxation that may apply to HC Financial's shareholders, and they do not and will not cover the tax consequences of the merger under state, local or other tax laws, or special tax consequences to HC Financial's shareholders who may be affected by special individual circumstances. Further, this summary does not, and the Tax Opinion will not, address the tax consequences of the merger in the case of the holders of outstanding options or warrants to purchase HC Financial common stock. Each HC Financial shareholder's individual circumstances may affect the tax consequences of the merger to that shareholder. So, HC Financial's shareholders should consult their own tax advisors in order to make an evaluation of the federal, state or local tax consequences of the merger based on their particular individual circumstances and, among other things, the tax return reporting requirements, the application and effect of federal, foreign, state, local and other tax laws on them individually, and the implications of any proposed changes in the tax laws.

HC Financial's shareholders should be aware that HC Financial and Yadkin will not request or obtain a ruling from the Internal Revenue Service regarding the tax consequences of the merger, and the Tax Opinion will not be binding on the IRS. There is no assurance that in the future the IRS will not disagree with or take a position contrary to that set forth in the Tax Opinion on any particular aspect of the tax consequences of the merger. If the IRS were to take a position contrary to that set forth in the Tax Opinion, then that could result in adverse tax consequences to HC Financial's shareholders.

The Tax Opinion  will be based on  currently  existing  provisions  of the Code, existing and proposed Treasury Regulations under the Code, and current administrative rulings and court decisions, all of which are subject to change. Any such change could be retroactive and cause the tax consequences of the merger to Yadkin, HC Financial or HC Financial's shareholders to be different from those that will be described in the Tax Opinion.

Subject to the limitations and qualifications referred to above and in the Tax Opinion, Yadkin and HC Financial expect the following to be included in the Tax Opinion regarding the federal income tax consequences of the merger:


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


     o The merger of HC Financial into Yadkin, and the issuance of Yadkin common stock in exchange for HC Financial common stock in connection with the merger as described in the merger agreement, followed by the merger of High Country into Yadkin immediately after the HC Financial merger with Yadkin, will constitute one or more tax-free reorganizations under Section 368(a) of the Code or will constitute a tax-free reorganization under Section 368(a) of the Code and a tax-free liquidation under Section 332 of the Code;
     o HC Financial's shareholders who receive Yadkin common stock in exchange for their HC Financial common stock in the merger will not recognize any gain or loss on the receipt of Yadkin common stock;
     o The basis of the Yadkin common stock received by each HC Financial shareholder in the merger will be the same as that shareholder's basis in the shares of HC Financial common stock surrendered in exchange for the Yadkin common stock;
     o The holding period of the Yadkin common stock received by each HC Financial shareholder in the merger will include the period for which the HC Financial common stock surrendered in exchange for the Yadkin common stock was considered to have been held by that shareholder, provided that the HC Financial common stock is held as a capital asset at the effective time; and,
     o Neither Yadkin nor HC Financial will recognize gain solely as a result of the merger, except that gain or loss may be recognized on the recapture of tax attributes, including but not limited to the recapture of bad debt reserves.

In general, cash received by HC Financial's shareholders (including cash received upon the proper exercise of dissenters' rights) will be treated as amounts distributed in redemption of their shares, the federal income tax consequences of which will be governed by Section 302 of the Code. However, it is possible that Section 302 of the Code will not apply, in which case those distributions could be treated as dividends pursuant to Section 301 of the Code. The tax consequences of those distributions, whether they are treated as dividends or as received in exchange for stock, will vary depending upon the circumstances of the individual shareholder.

HC Financial's shareholders are urged to consult their own tax advisors regarding the specific tax consequences to them of the merger and the exchange of their HC Financial common stock for Yadkin common stock and/or cash.

Conditions to Consummation of the Merger

Completion of the merger is subject to various conditions described in the merger agreement, including:
     o approval of the merger agreement by HC Financial's and Yadkin's shareholders;
     o receipt of all required regulatory approvals, and HC Financial's and Yadkin's approval of and compliance with any conditions or requirements imposed by any regulatory agency as a condition to its approval of the merger;
     o    receipt of the Tax Opinion;
     o receipt of the HC Financial Fairness Opinion and the Yadkin Fairness Opinion and, following the date of calculation of the final exchange ratio, receipt of confirmations that the HC Financial Fairness Opinion and the Yadkin Fairness Opinion remain in effect;
     o approval by HC Financial's and Yadkin's respective legal counsel of the form and substance of all legal matters related to the merger.

Additionally, under the merger agreement, HC Financial's and Yadkin's separate obligations to complete the merger are subject to various other conditions, including:
     o performance by the other party of its various covenants, agreements and conditions under the merger agreement;

     o absence of any breach of any of the other party's representations or warranties contained in the merger agreement;
     o compliance by the other party with all laws and regulations that apply to the transactions described in the merger agreement; and
     o receipt of a written opinion of the other party's legal counsel as to various matters.

Waiver; Amendment of the Merger Agreement

Any term or condition of the merger agreement (except as to matters of shareholder and regulatory approvals and other approvals required by law) may be waived in writing, either in whole or in part, by HC Financial, High Country or Yadkin if its Board of Directors determines that the waiver would not adversely affect its interests or the interests of its shareholders. The merger agreement may be amended, modified or supplemented at any time or from time to time prior to the merger, and either before or after its approval by HC Financial's and Yadkin's shareholders, by an agreement in writing approved by a majority of the members of the Boards of Directors of HC Financial, High Country and Yadkin. Approval of the merger agreement by HC Financial's and Yadkin's shareholders will authorize HC Financial's and Yadkin's respective Boards of Directors to grant any waiver, or to agree to any amendment, modification or supplement, as described above. However, following approval of the merger agreement by HC Financial's and Yadkin's shareholders, the Boards of Directors may not amend the merger agreement to change the merger consideration into which each share of HC Financial common stock will be converted at the effective time unless that change also is approved by shareholders.

Termination of the Merger Agreement

Prior to the effective time of the merger, the merger agreement may be terminated by the mutual agreement of HC Financial and Yadkin. The merger agreement also may be terminated by either HC Financial or Yadkin alone by action of its Board of Directors if, among other things:

     o any of the conditions to its obligations have not been satisfied in all material respects or effectively waived by it in writing within 15 days of receipt of all shareholder and regulatory approvals;
     o the other party has violated or failed to fully perform any of its obligations, covenants or agreements under the merger agreement in any material respect;
     o any of the other party's representations or warranties were false or misleading in any material respect when made, or there occurs any event or development or there exists any condition or circumstance which has caused or, with the lapse of time or otherwise, might cause any of the other party's representations or warranties to become false or misleading in any material respect;
     o HC Financial's shareholders do not approve the merger agreement at the HC Financial Special Meeting, or Yadkin's shareholders do not approve the merger agreement at the Yadkin Special Meeting;
     o the merger does not become effective on or before March 30, 2004, or by a later date agreed upon in writing by HC Financial and Yadkin; or
     o the average price per share of Yadkin common stock is less than $13.50 or greater than $22.50 for the 15 trading days preceding the date of the final regulatory approval of the merger.

If the merger is terminated as described above, the merger agreement will become void and have no effect, except that: (i) certain of its provisions including those relating to the obligations to maintain the confidentiality of certain information and the return of all documents obtained from the other party, will survive; and (ii) under certain conditions, the terminating party will be reimbursed by the other party for its expenses up to $150,000.

In the event HC Financial terminates the merger agreement because its has received a more favorable acquisition proposal, HC Financial is required to reimburse Yadkin for its expenses up to $150,000. In the event that HC Financial terminates the merger agreement for fiduciary reasons and enters into or consummates such a transaction within 12 months of the termination of the merger agreement, HC Financial pay Yadkin $1,000,000.

Closing Date and Effective Time

After all conditions described in the merger agreement have been satisfied, the closing of the merger will be held on a date agreed upon by HC Financial and Yadkin after the expiration of the waiting periods required by federal regulatory authorities following receipt of their approvals. The effective time of the merger will be the date and time specified in Articles of Merger filed by Yadkin with the North Carolina Secretary of State (or, if a time is not specified, then at the time the Articles of Merger are filed). The merger of High Country into Yadkin will become effective as soon as practicable following the effective time of the merger of HC Financial into Yadkin. Although there is no assurance as to whether or when the merger will occur, it currently is expected that it will become effective on or before December 31, 2003.

Interests of Certain Persons With Respect to the Merger

As further described below, members of HC Financial's and High Country's management and Boards of Directors have certain interests and will receive certain benefits in the merger that are in addition to their interests as shareholders of HC Financial generally.

Appointment of HC Financial's Directors as Directors of Yadkin. Yadkin has agreed that, if they remain directors of HC Financial at the effective time of the merger, Harry M. Davis, Larry V. Hughes and C. Kenneth Wilcox, each of whom is a current director of HC Financial, will be appointed to serve as directors of Yadkin. HC Financial's directors will be compensated for their services as directors of Yadkin on the same basis as Yadkin's other directors. After their initial appointment, the continued service of HC Financial's directors will be subject to Yadkin's normal director nomination and election processes.

Advisory Board Directors. The directors of HC Financial who will not continue as directors of Yadkin may elect to be appointed to an advisory board of Yadkin for Watauga County. These advisory board directors will be required to refrain from serving as a director, officer, employee or consultant to any entity reasonably deemed to compete with Yadkin. A director who elects to serve on the advisory board will be entitled to receive directors' fees for three years after the effective time of the merger of $600 per month. In lieu of such fees, a director may choose to be compensated through the purchase of an annuity for the benefit of the director in an amount equal to the directors' fees.

Employment Agreements with John M. Brubaker and Robert Furches. John M. Brubaker and Robert Furches have entered into employment agreements with Yadkin that become effective on the closing date of the merger. These new employment agreements, which replace their existing employment agreements with HC Financial, are at their current salaries.

Directors' and Officers' Liability Insurance. HC Financial and Yadkin have agreed that, to the extent it can be purchased at a cost to which they both agree, immediately prior to the effective time HC Financial will purchase "tail" coverage, effective at the effective time, under and in the same amount of coverage as is provided by its then current directors' and officers' liability insurance policy. To the extent reasonably possible, such "tail" coverage will be for a period of three years.

Effect on Employees and Certain Benefit Plans

Employees. Provided they remain employed by HC Financial and High Country at the effective time of the merger, Yadkin will attempt in good faith to locate suitable positions with Yadkin for all employees of HC Financial and High Country who are not parties to employment agreements with HC Financial or High Country. However, Yadkin will have no obligation to employ or provide employment to any employee of HC Financial or High Country, and any employment offered to an employee of HC Financial or High Country will be in a position, at a location within Yadkin's branch system, and for a rate of compensation, as Yadkin will determine in its sole discretion. The employment of each HC Financial or High Country employee by Yadkin will be on an "at-will" basis. Any employee of HC Financial or High Country who is not offered employment by Yadkin at the effective time of the merger will be paid such severance as Yadkin, HC Financial and High Country shall mutually determine on a case-by-case basis with a minimum of two weeks severance.

Employee Benefits. HC Financial's and High Country's employees who become employees of Yadkin at the effective time will be entitled to receive all employee benefits and to participate in all benefit plans provided by Yadkin on the same basis and subject to the same eligibility and vesting requirements, and to the same conditions, restrictions and limitations, as generally are in effect and applicable to other newly hired employees of Yadkin. HC Financial's and High Country's employees will be given credit for their years of service with HC
Financial and High Country for all purposes under Yadkin's employee benefit plans.

Stock Option Plans. HC Financial previously granted stock options to certain of its officers and directors to purchase shares of HC Financial common stock. The merger agreement provides that, at the effective time of the merger, the holders of outstanding stock options will have the right to surrender their stock options and receive a cash payment for each option equal to the difference between the exercise price of the stock option and $24.02. Alternatively, the holders of stock options who do not surrender the stock options to Yadkin will have their stock options converted into options to purchase shares of Yadkin common stock. The conversion will be made such that, following the effective time of the merger, each stock option will provide for the purchase of 1.3345 shares of Yadkin common stock (subject to adjustment based on the average closing price of Yadkin common stock during the 15 day trading period prior to the date of final regulatory approval of the merger) for each share of HC Financial common stock previously covered by the option, and the exercise price of the stock option will be appropriately adjusted.

Information and an option election form will be provided to all HC Financial stock option holders before the proposed closing date of the merger. The information will explain these alternatives available to option holders and request each option holder to return an option election form and surrender his or her options if the option holder elects to receive the cash payment described above. Option holders who elect to receive the cash payment for their options as provided above also will be required to sign a written agreement to surrender their options prior to their receipt of the cash payment.

Expenses

The merger agreement provides that HC Financial, High Country and Yadkin each will pay its own legal, accounting and financial advisory fees and all its other costs and expenses (including all filing fees, printing and mailing costs and travel expenses) incurred or to be incurred in connection with the performance of its obligations under the merger agreement or otherwise in connection with the merger. The costs of preparing, printing and distributing this Joint Proxy Statement/Offering Circular will be divided equally between HC Financial and Yadkin.

                 DISSENTERS' RIGHTS OF HC FINANCIAL SHAREHOLDERS

As a HC Financial shareholder, under Article 13 of the North Carolina Business Corporation Act, if you object to the merger agreement and merger, you may "dissent" and become entitled to be paid the fair value of your shares of HC Financial common stock if the merger is completed. The following is only a summary of the rights of a dissenting shareholder. If you intend to exercise your right to dissent, you should carefully review the following summary and comply with all requirements of Article 13. Failure to comply with any of the requirements of Article 13 will constitute a waiver of your dissenters' rights. A copy of Article 13 is attached as Appendix B to this document and is incorporated into this discussion by reference. You also should consult with your attorney. NO FURTHER NOTICE OF THE EVENTS GIVING RISE TO DISSENTERS' RIGHTS WILL BE FURNISHED BY HC FINANCIAL OR YADKIN TO YOU.

If you intend to exercise Dissenters' Rights, you should be aware that cash paid to you likely will result in your receipt of taxable income. (See "The Merger - Certain Income Tax Consequences" on page 60.)

If you elect to exercise such a right to dissent and demand appraisal, you must satisfy each of the following conditions:

     o you must give to HC Financial and HC Financial must actually receive, before the vote at the HC Financial Special Meeting is taken, written notice of your intent to demand payment for your shares if the merger is finalized (this notice must be in addition to and separate from any proxy or vote against the merger; neither voting against, abstaining from voting, nor failing to vote on the merger will constitute a notice within the meaning of Article 13); and
     o you must not vote in favor of the merger (a failure to vote will satisfy this requirement, but a vote in favor of the merger, by proxy or in person, or the return of a signed proxy which does not specify a vote against approval of the merger or direction to abstain, will constitute a waiver of your dissenters' rights).

If these requirements are not satisfied and the merger becomes effective, you will not be entitled to payment for your shares under the provisions of Article 13.

If you are a HC Financial shareholder and intend to dissent, your Notice of Intent may be mailed or delivered to HC Financial's President, John M. Brubaker, at HC Financial's corporate office at 149 Jefferson Road, Boone, North Carolina 28607, or it may be hand delivered to HC Financial's President at the HC Financial Special Meeting (before the voting begins). In order for a Notice of Intent sent by mail to be effective, it must actually be received by HC Financial at its address prior to the HC Financial Special Meeting. A Notice of Intent which is hand delivered must be received prior to the vote on the merger agreement and the merger at the HC Financial Special Meeting.

If you properly dissent and the merger is approved, HC Financial must mail by registered or certified mail, return receipt requested, a written dissenters' notice to you. This notice must be sent no later than ten (10) days after the shareholders' approval of the merger. The dissenters' notice will state:

     o where your payment demand must be sent, nd where and when certificates for your shares of HC Financial common stock must be deposited;
     o    supply a form for demanding payment;
     o set a date by which HC Financial must receive your payment demand (not fewer than 30 days nor more than 60 days after the dissenters' notice is mailed); and
     o include a copy of Article 13 of the North Carolina Business Corporation Act.

If you receive a dissenters' notice, you must demand payment and deposit your share certificates in accordance with the terms of the dissenters' notice. If you demand payment and deposit your share certificates, you retain all other rights of a shareholder until these rights are canceled or modified by the merger. If you do not demand payment or deposit your share certificates where required, each by the date set in the dissenters' notice, you are not entitled to payment for your shares under Article 13.

Within 30 days after receipt of your demand for payment, Yadkin is required to pay you the amount it estimates to be the fair value of your shares, plus interest accrued from the effective date of the merger to the date of payment. The payment must be accompanied by:

     o HC Financial's or Yadkin's most recent available balance sheet, income statement and statement of cash flows as of the end of or for the fiscal year ending not more than 16 months before the date of payment, and the latest available interim financial statements, if any;
     o    an explanation of how Yadkin estimated the fair value of the shares;
     o    an explanation of the interest calculation;
     o a statement of the dissenters' right to demand payment (as described below); and
     o    a copy of Article 13 of the North Carolina Business Corporation Act.

If the merger is not consummated within 60 days after the date set for demanding payment and depositing share certificates, HC Financial or Yadkin must return your deposited certificates. If after returning your deposited certificates the transaction is consummated, HC Financial or Yadkin must send you a new dissenters' notice and repeat the payment demand procedure.

You are not required to accept the payment offered. You may, instead, notify Yadkin in writing of your own estimate of the fair value of your shares and amount of interest due, and demand payment of the excess of your estimate of the fair value of your shares over the amount offered by Yadkin if:

     o you believe that the amount paid is less than the fair value of HC Financial or Yadkin common stock or that the interest is incorrectly calculated;
     o Yadkin fails to make payment of its estimate of fair value to you within 30 days after receipt of a demand for payment; or
     o the merger not having been consummated, HC Financial or Yadkin does not return your deposited certificates within 60 days after the date set for demanding payment.

You waive the right to demand payment unless you notify Yadkin of your demand in writing within thirty (30) days of Yadkin's payment of its estimate of fair value or HC Financial's or Yadkin's failure to perform. If you fail to notify HC Financial or Yadkin of your demand within such thirty-day period, you shall be deemed to have withdrawn your shareholder's dissent and demand for payment.

If your demand for payment remains unsettled, you may commence a proceeding within sixty days after the earlier of (i) the date of your payment demand, or
(ii) the date payment is made, by filing a complaint with the Superior Court Division of the North Carolina General Court of Justice to determine the fair value of the shares and accrued interest. If you do not commence the proceeding within such sixty-day period, you shall be deemed to have withdrawn the dissent and demand for payment. The proceeding is to be tried as in other civil actions; however, you will not have the right to a trial by jury. The court may appoint one or more persons as appraisers to received evidence and recommend a decision on the question of fair value, and it has discretion to make all dissenters whose demands remain unsettled parties to the proceeding. Each dissenter made a party to the proceeding must be served with a copy of the complaint and will be entitled to judgment for the amount, if any, by which the court finds the fair value of his shares, plus interest, exceed the amount paid by Yadkin.

The court in such an appraisal proceeding will determine all costs of the proceeding and assess the costs as it finds equitable. The court may also assess the fees and expenses of counsel and expenses for the respective parties, in the amounts the court finds equitable: (a) against HC Financial or Yadkin if the court finds that either did not comply with the statutes; or (b) against HC Financial, Yadkin, or you, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith. If the court finds that the services of counsel for you were of substantial benefit to other dissenting shareholders, and that the fees for those services should not be assessed against HC Financial or Yadkin, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenting shareholders who were benefited.

Article 13 contains certain additional provisions and requirements that apply in the case of dissents by nominees who hold shares for others, and by beneficial owners whose shares are held in the names of other persons.

The summary set forth above does not purport to be a complete statement of the provisions of Article 13 relating to the rights of dissenting shareholders and is qualified in its entirety by reference to the applicable sections of the North Carolina Business Corporation Act, which are included as Appendix B to this Joint Proxy Statement-Prospectus. If you intend to exercise your dissenters' rights, you are urged to carefully review Appendix B and to consult with legal counsel so as to be in strict compliance therewith.


                      YADKIN VALLEY BANK AND TRUST COMPANY

General

Business. Yadkin is a North Carolina chartered bank that was organized in 1968. Its deposits are insured by the Bank Insurance Fund of the FDIC to the maximum amount permitted by law. Yadkin is focused on community-oriented banking through localized lending, core deposit funding, conservative balance sheet management, and stable growth. Its common stock is traded on the Nasdaq National Market System under the symbol "YAVY."

Yadkin's operations are primarily retail oriented and directed toward individuals and small- and medium-sized businesses located in its banking market. While its deposits and loans are derived primarily from customers in its banking market, it makes loans and has deposit relationships with individual and business customers in areas surrounding its immediate banking market. Yadkin provides most traditional commercial and consumer banking services, but its principal activities are the taking of demand and time deposits and the making of consumer and commercial loans. Yadkin's primary source of revenue is interest income it derives from its lending activities.

          At June 30, 2003, Yadkin had:

          o    total assets of $656.2 million,

          o    net loans of $425.0 million,

          o    deposits of $539.1 million, and

          o    stockholders' equity of $71.7 million.

Yadkin's principal executive offices are located at 209 North Bridge Street, Elkin, North Carolina 28621-3404, and its telephone number is (336) 526-6300.

Banking Offices. Yadkin operates fourteen full-service banking offices. The offices in Jefferson and West Jefferson (Ashe County), Wilkesboro and North Wilkesboro (Wilkes County), Elkin (Surry County), and East Bend and Jonesville (Yadkin County) are operated under the Yadkin Valley Bank name. The offices in Statesville and Mooresville (Iredell County), and Cornelius and Huntersville (Mecklenburg County) are operated under the assumed name "Piedmont Bank, a division of Yadkin Valley Bank."

Banking Market. Yadkin's current banking market consists of the central Piedmont Counties of Mecklenburg and Iredell, and the northwestern North Carolina counties of Ashe, Surry, Wilkes and Yadkin and, to a lesser extent, the surrounding areas. Yadkin's market area is located along Interstate 77 north of the Charlotte metropolitan area, North Carolina's largest urban area, and west of the "Piedmont Triad" area of North Carolina to the northeastern border with Virginia and Tennessee.

Yadkin's market area is well diversified and strong. The six counties in which its branches are located had an estimated 2001 population of over one million people. Median family income in 2000 for the six counties ranged from a low of $28,800 in mostly rural Ashe County to a high of over $50,500 in urban
Mecklenburg County. Approximately 98% of the work force is employed in nonagricultural wage and salary positions. Government employs approximately 10% of the work force. The major non-governmental employment sectors were manufacturing (25%), trade (23%), service (12%), and construction (10%).

Beneficial Ownership of Securities

To Yadkin's knowledge, as of June 30, 2003, no shareholder owned more than five percent of Yadkin's common stock. The following table shows, as of June 30, 2003, the number of shares of Yadkin common stock owned by each Yadkin director and by all directors and principal officers of Yadkin as a group:

         -----------------------------------------------------------------------

                                           Shares          Percentage of
                                           currently       common
         Beneficial owner (position)       owned (1)       stock owned (2)
         -----------------------------------------------------------------------
         J.T. Alexander, Jr. (director)            21,906                 *
         -----------------------------------------------------------------------
         Dr. Ralph L. Bentley (director)           21,987                 *
         -----------------------------------------------------------------------
         Joe B. Guyer (director)                   22,447                 *
         -----------------------------------------------------------------------
         James A. Harrell, Jr. (director)          36,173                 *
         -----------------------------------------------------------------------
         William A. Long                           50,155                 *
         (director, President & CEO)
         -----------------------------------------------------------------------
         Daniel J. Park (director)                 72,254               2.0%
         -----------------------------------------------------------------------
         Eldon H. Parks (director)                 96,169               2.2%
         -----------------------------------------------------------------------
         James L. Poindexter (director)            99,313               1.1%
         -----------------------------------------------------------------------
         James N. Smoak (director)                 29,577                 *
         -----------------------------------------------------------------------
         Harry C. Spell (director)                 72,312                 *
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------
         Hal M. Stuart (director)                  05,965               1.2%
         =======================================================================

         Directors and principal officers
         as a group (16 persons)                  877,508              10.0%
         -----------------------------------------------------------------------

*    Owns less than one percent of the outstanding Yadkin common stock.

(1) For each individual listed above, the beneficial ownership includes the following options to acquire the indicated number of shares of Yadkin common stock that are exercisable within 60 days of June 30, 2003:
     Alexander - 16,577 Shares; Bentley - 4,918 Shares; Long - 16,977 Shares; directors and principal officers as a group - 92,267 Shares. To Yadkin's knowledge, each person has sole voting and investment power over the securities shown as beneficially owned by such person, except for the following shares of Yadkin common stock which the individual indicates that he or she shares voting and/or investment power: Alexander-- 298 Shares; Harrell -- 3,675 Shares; Park -- 5,948 Shares; Parks -- 83,124 Shares; Poindexter -- 34,058 Shares; Spell -- 15,922 Shares; directors and officers as a group -- 141,233 Shares.

(2) The ownership percentage of each individual is calculated based on the total of 8,727,454 Shares issued and outstanding at June 30, 2003, plus the number of shares of Yadkin common stock that can be issued to that individual within 60 days of June 30, 2003 upon the exercise of stock options held by the individual. The ownership percentage of the group is based on the total number of shares of Yadkin common stock outstanding plus the number of shares of Yadkin common stock that can be issued to the entire group within 60 days of June 30, 2003 upon the exercise of all stock options held by the group.

Other Available Information

Yadkin's audited financial statements at December 31, 2002 and 2001, and for the years ended December 31, 2002 and 2001, are incorporated by reference into this Joint Proxy Statement/Offering Circular from its 2002 Annual Report to Shareholders on Form 10-K, which was filed with the FDIC. Yadkin's unaudited interim financial statements are incorporated by reference into this Joint Proxy Statement/Offering Circular from its reports on Form 10-Q for the quarters ended June 30, 2003 and March 31, 2003, which were filed with the FDIC. A copy of Yadkin's report on Form 10-K for the fiscal year ended December 31, 2002 and/or a copy of Yadkin's report on Form 10-Q for the period ended June 30, 2003 will be provided without charge upon the request of any shareholder entitled to vote at the Yadkin Special Meeting or the HC Financial Special Meeting. Requests for copies should be directed to Lestine Hutchens, Vice President and Secretary Yadkin Valley Bank and Trust Company, 209 North Bridge Street, Elkin, North Carolina 28621, (336) 526-6300.

Yadkin's reports on Form 10-K and 10-Q are also available on its website: www.yadkinvalleybank.com.
-------------------------

Yadkin's common stock is registered under the Securities Exchange Act of 1934, and Yadkin is subject to the informational requirements of, and it files periodic reports and other information with, the FDIC under Sections 13 and 15(d) of the 1934 Act. You may read and copy any reports, proxy and information statements and other material filed by Yadkin with the FDIC under the 1934 Act at the FDIC's Registration, Disclosure and Securities Operations Unit located at 550 17th Street, N.W., Room F-6043, Washington, D.C. 20429. You also may obtain copies of those reports and other documents by contacting the FDIC by telephone at (202) 898-8913 or by facsimile at (202) 898-3909.

                       HIGH COUNTRY FINANCIAL CORPORATION

General

HC Financial was formed in 2002 to serve as the holding company for its sole subsidiary, High Country. HC Financial is registered with the Federal Reserve Board under Bank Holding Company Act of 1956, as amended and the bank holding company laws of North Carolina. HC Financial's office is located at 149 Jefferson Road, Boone, North Carolina 28607. HC Financial's principal source of income is earnings on investments. HC Financial's sole activity consists of owning High Country. In addition, HC Financial will receive any cash dividends that are declared and paid by High Country on its capital stock.

High Country was incorporated under the laws of North Carolina on November 13, 1998 and began operations on November 30, 1998 as a North Carolina chartered commercial bank. High Country is engaged in general community-oriented commercial and consumer banking primarily in Watauga and Ashe Counties, North Carolina.

High Country makes business loans secured by real estate, personal property and accounts receivable; unsecured business loans; consumer loans, which are secured by consumer products such as automobiles; unsecured consumer loans; commercial real estate loans; and other loans. High Country's primary source of revenue is interest income from its lending activities. High Country also earns fees from lending and deposit activities. The major expenses of High Country are interest on deposits and general and administrative expenses such as salaries, employee benefits, advertising and office occupancy.

As a North Carolina-chartered bank, High Country is subject to examination and regulation by the FDIC and the North Carolina Commissioner of Banks. High Country is further subject to certain regulations of the Federal Reserve Board governing reserves required to be maintained against deposits and other matters.

High Country's results of operations depend primarily on its net interest income, which is the difference between the interest income generated from interest-earning assets and the interest expense on interest-bearing liabilities. Net interest income is affected by both: (i) the difference between the rates of interest earned on interest-earning assets and the rates paid on interest-bearing liabilities; and (ii) the relative amounts of interest-earning assets and interest-bearing liabilities outstanding during the period.

High Country's primary source of revenue is interest and fee income from its lending activities. These lending activities consist principally of originating commercial operating and working capital loans, residential mortgage loans, home equity lines of credit, other consumer loans and loans secured by commercial real estate. High Country's current lending strategy is to establish market share throughout Watauga and Ashe Counties, with an emphasis in Boone and West Jefferson. Loan growth has been steady since High Country's inception in November 1998.

Service charges and interest and dividend income from investment activities generally provides the next largest sources of income to High Country after interest on loans and fee income from mortgage originations. During 2002 and 2003, High Country maintained all of its excess liquidity in overnight investments and United States Government agency and mortgage-backed securities. This allowed High Country to have maximum flexibility in funding loan demand.

Deposits are the primary source of High Country's funds for lending and other investment purposes. High Country attracts both short-term and long-term deposits from the general public by offering a variety of accounts and rates. High Country offers statement savings accounts, negotiable order of withdrawal accounts, money market demand accounts, noninterest-bearing accounts, and fixed interest rate certificates with varying maturities.

Deposit flows are greatly influenced by economic conditions, the general level of interest rates, competition and other factors. High Country's savings deposits are obtained primarily from its primary market area. High Country uses traditional marketing methods to attract new customers and savings deposits, including print media advertising and direct mailings.

Subsidiaries. High Country is the subsidiary of HC Financial. In December 1998, High Country Bank formed High Country Securities, Inc., a North Carolina corporation and wholly-owned subsidiary of High Country. High Country Securities began operations on February 8, 1999 and provides securities brokerage services to the public.

Market Area. High Country's primary market area consists of Watauga and Ashe Counties, North Carolina. High Country's headquarters are located in Boone, the county seat of Watauga County, which along with the rest of the market area is situated in northwest North Carolina in the Blue Ridge Mountains. In Boone, High Country has a limited-service office at 520 Church Road, a full-service branch at 176 Shadowline Drive, and its main office at 149 Jefferson Road. High Country has two additional offices at 303 East Second Street and 1488 Mt. Jefferson Road in West Jefferson, North Carolina. High Country's loans and deposits are primarily generated from the areas where its offices are located. It does not solicit deposits and loans outside its primary market area and does not use brokers to obtain deposits.

The market area is bordered by Alleghany, Avery, Wilkes and Caldwell Counties. U.S. Highway 421 and U.S. Highway 321 run through the market area forming the gateway to the northwestern mountains of North Carolina. The banking industry plays an important role in the economy of the area. Continued growth in tourism, the second home and retirement markets, service industries, university expansions, and home based business all indicate a potential greater demand for banking services in the future.

Employees. As of June 30, 2003, High Country had 56 full-time employees and 13 part-time employees.

Properties. At June 30, 2003, High Country conducted its business from its main office in Boone, North Carolina, and its two other branch offices in Boone and two branch offices in West Jefferson, North Carolina. The following table sets forth certain information regarding High Country's properties at June 30, 2003. Unless indicated otherwise, all properties are owned by High Country.

        ------------------------------------------------------------------------

                                                             Owned or Leased
        Main Office
        149 Jefferson Road                                        Owned
        Boone, North Carolina 28607

        Operations Center                                         Leased
        482 State Farm Road
        Boone, North Carolina 28607

        Branch Office                                        Property Leased
        176 Shadowline Drive                                  Building Owned
        Boone, North Carolina 28607

        Limited-Service Office                                    Leased
        520 Church Road
        Boone, North Carolina 28607

        Branch Office                                             Leased
        303-B East Second Street
        West Jefferson, North Carolina 28694

        Branch Office                                             Owned
        1488 Mt. Jefferson Road
        West Jefferson, North Carolina 28694

        Future Downtown Boone Branch Office                       Leased
        115 Howard Street
        Boone, North Carolina 28607

        Retail Building                                           Owned
        199 Boone Heights Drive
        Boone, North Carolina 28607

        ------------------------------------------------------------------------

The total net book value of HC Financial's furniture, fixtures, leasehold improvements, equipment, land and buildings at June 30, 2003 was $5,693,771. All properties are considered by HC Financial's management to be in good condition and adequately covered by insurance.

Any property acquired as a result of foreclosure or by deed in lieu of foreclosure is classified as real estate owned until the time it is sold or otherwise disposed of by High Country in an effort to recover its investment. At June 30, 2003, High Country held two properties for sale that were acquired in settlement of loans.

Legal Proceedings. From time to time HC Financial may become involved in legal proceedings occurring in the ordinary course of business. However, subject to the uncertainties inherent in any litigation, management believes there currently are no pending or threatened proceedings that are reasonably likely to result in a material adverse change in HC Financial's financial condition or operations.

Beneficial Ownership of Securities

     Set forth below is certain information, as of June 30, 2003, regarding those shares of HC Financial common stock owned beneficially by each of the members of the HC Financial and High Country boards of directors and certain executive officers of HC Financial and High Country, and the directors and executive officers of HC Financial and High Country as a group.


                                             Amount and               Percentage
                                             Nature of                    of
Name and Address of Beneficial Owner    Beneficial Ownership(1)         Class(2)

John M. Brubaker                               46,438(3)                 3.20%
Post Office Box 2748
Boone, North Carolina 28607
Larry V. Hughes
Post Office Box 2955                           18,800(4)                 1.32%
Boone, North Carolina 28607

Faye E. Cooper                                 15,600(4)                 1.09%
Mast General Store
Highway 194
Valle Crucis, North Carolina 28691

Reba S. Moretz                                 26,688(4)                 1.87%
Appalachian Ski Mtn.
Ski Mountain Road
Blowing Rock, North Carolina 28605

John H. Councill                               30,820(4)                 2.16%
155 Ray Brown Road
Boone, North Carolina 28607

C. Kenneth Wilcox                              41,200(4)                 2.88%
Post Office Box 1758
Boone, North Carolina 28607

Harry M. Davis                                 24,500(4)                 1.71%
Appalachian State University
Dept. of Finance
Raley  Hall
Boone, North Carolina 28608

Roger D. Wright                                39,920(4)                 2.79%
161 Howard Street
Boone, North Carolina 28607

James C. Furman                                23,840(4)                 1.67%
166 Southgate Drive, Suite 10
Boone, North Carolina 28607

Cecil M. Greene                                12,900(4)                 0.90%
678 Highway 105 Ext.
Boone, North Carolina 28607

                                             Amount and               Percentage
                                             Nature of                    of
Name and Address of Beneficial Owner    Beneficial Ownership(1)         Class(2)

Dale L. Greene                                 20,509(4)                 1.43%
230 Cabbage Row
Boone, North Carolina 28607

Robert E. Washburn                             18,809(5)                 1.31%
148 Deer Run Road
Boone, North Carolina 28607

David H. Harmon                                13,500(5)                 0.94%
149 Jefferson Road
Boone, North Carolina 28607

All directors and named executive              333,524                  21.15%
officers as a group (13 people)
______________________________________________

1 Unless otherwise noted, all shares are owned directly of record by the named individuals, by their spouses and minor children, or by other entities controlled by the named individuals.
2 Based upon a total of 1,419,809 shares of HC Financial common stock outstanding as of June 30, 2003. Assumes the exercise of only those stock options included with respect to the designated recipients.
3 Includes 33,000 shares that Mr. Brubaker has a right to acquire a beneficial interest within 60 days by the exercise of stock options granted under the HC Financial stock option plan.
4 Includes 9,600 shares that the designated recipient has a right to acquire a beneficial interest within 60 days by the exercise of stock options granted under the HC Financial stock option plan.
5 Includes 18,000 shares that Mr. Washburn has a right to acquire a beneficial interest within 60 days by the exercise of stock options granted under the HC Financial stock option plan.
6 Includes 10,100 shares that Mr. Harman has a right to acquire a beneficial interest within 60 days by the exercise of stock options granted under the HC Financial stock option plan.

Other Available Information

HC Financial's audited financial statements at December 31, 2002 and 2001, and for the years ended December 31, 2002 and 2001 are incorporated by reference into this Joint Proxy Statement/Offering Circular from its Annual Report to Shareholders on Form 10-KSB for the fiscal year ended December 31, 2002, which was filed with the SEC. HC Financial's unaudited interim financial statements are incorporated by reference into this Joint Proxy Statement/Offering Circular from its reports on Form 10-QSB for the quarters ended June 30, 2003 and March 31, 2003, which were filed with the SEC. A copy of HC Financial's report on Form 10-KSB for the fiscal year ended December 31, 2002 and/or a copy of HC
Financial's report on Form 10-QSB for the period ended June 30, 2003 will be provided without charge upon the request of any shareholder entitled to vote at the HC Financial Special Meeting or the Yadkin Special Meeting. Requests for copies should be directed to Ann Burge, Assistant Secretary, High Country Bank, 149 Jefferson Road, Boone, North Carolina 28607, (828) 265-4333.

HC Financial's common stock is registered under the Securities Exchange Act of 1934, and Yadkin is subject to the informational requirements of, and it files periodic reports and other information with, the SEC under Sections 13 and 15(d) of the 1934 Act. You may read and copy of this Joint Proxy Statement/Offering Circular or any other report or information that we file with the SEC at the SEC's public reference facilities at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. You may also receive copies of these documents upon payment of the SEC's customary fees by writing to the SEC's public reference section at 450 Fifth Street, N.W., Washington, D.C.

20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public from the commercial document retrieval services at the SEC's website: www.sec.gov.
                                                             ------------


                      DESCRIPTION OF YADKIN'S CAPITAL STOCK

The following is a summary of the material provisions of Yadkin's Articles of Incorporation and Bylaws relating to the rights of holders of capital stock of Yadkin.

Authorized Capital Stock. Yadkin's authorized capital stock consists of 20,000,000 shares of $1.00 par value common stock, of which 8,727,454 shares were issued and outstanding on June 30, 2003. After consummation of the merger (assuming an exchange ratio of 1.3345 shares of Yadkin common stock for 90% of HC Financial's common stock), Yadkin will have approximately 10.4 million shares outstanding.

In the future, the authorized but unissued and unreserved shares of Yadkin common stock will be available for issuance for general purposes, including, but not limited to, possible issuance as stock dividends or stock splits, future merger or acquisitions, or future private placements or public offerings. Except as may be required to approve a merger or other transaction in which the additional authorized shares of Yadkin common stock would be issued, no shareholder approval will be required for the issuance of those shares. See page 77, "Differences in Capital Stock", for a discussion of the rights of the holders of Yadkin common stock as compared to the holders of HC Financial common stock.

Voting Rights. Holders of Yadkin common stock are entitled to one vote per share held of record on all matters submitted to a vote of shareholders.

Yadkin common stock is subject to the North Carolina Control Share Acquisition Act. In general, the Act provides that shares of voting stock of a corporation (to which that Act applies) acquired in a "control share acquisition" will have no voting rights unless those rights are granted by resolution adopted by the holders of at least a majority of the outstanding shares of the corporation entitled to vote in the election of directors, excluding shares held by the person who has acquired or proposes to acquire the Control Shares and excluding shares held by any officer or director who is also an employee of the corporation. "Control Shares" are defined as shares of a corporation acquired by any person which, when added to the shares already owned by that person, would entitle the person (except for the application of the Act) to voting power in the election of directors equal to or greater than (i) one-fifth of all voting power, (ii) one-third of all voting power, or (iii) a majority of all voting power. "Control share acquisition" means the acquisition by any person of beneficial ownership of Control Shares with certain exceptions, including an acquisition pursuant to certain agreements of merger or consolidation to which the corporation is a party, and purchases of shares directly from the corporation.

Yadkin is also subject to the North Carolina Control Share Acquisition Act, which generally requires that unless certain "fair price" and procedural requirements are satisfied, the affirmative vote of the holders of 95% of the outstanding shares of the common stock is required to approve certain business combinations with other entities that are the beneficial owners of more that 20% of the common stock or which are affiliates of Yadkin Valley Bank and Trust Company and previously had been 20% beneficial holders of Yadkin common stock.

Charter Amendments. Subject to certain conditions, and with certain exceptions, an amendment to Yadkin's charter, including an amendment to increase or change Yadkin's authorized capital stock, may be effected if the amendment is recommended to Yadkin's shareholders by the Board of Directors and if the votes cast by shareholders in favor of the amendment exceed the votes cast opposing the amendment.

Merger, Share Exchange, Sale of Assets and Dissolution. In general, North Carolina banking law requires that any merger, share exchange, voluntary liquidation or transfer of substantially all the assets (other than in the ordinary course of business) of Yadkin be recommended to its shareholders by its Board of Directors and be approved by the affirmative vote of the holders of at least two-thirds of the outstanding shares of its voting stock. However, under the North Carolina Shareholder Protection Act, the affirmative vote of the holders of 95% of Yadkin's outstanding voting shares (voting as a single class, but excluding shares owned by an "interested shareholder") is required to approve certain business combinations between Yadkin and an entity, which owns more than 10% of Yadkin's voting shares.

Dividends. Holders of Yadkin common stock are entitled to dividends if and when declared by Yadkin's Board of Directors from funds legally available, whether in cash or in stock. However, the payment of dividends by Yadkin will be subject to the restrictions of North Carolina law applicable to the declaration of dividends by a business corporation. Under such provisions, cash dividends may not be paid if a corporation will not be able to pay its debts as they become due in the usual course of business after making such cash dividend distribution or the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed to satisfy certain liquidation preferential rights. Under North Carolina banking law, dividends must be paid out of retained earnings and no cash dividends may be paid if the payment would result in the bank's surplus being less than 50% of its paid-in capital. Also, under federal banking law, no cash dividend may be paid if the bank is undercapitalized or insolvent or if payment of the cash dividend would render the bank undercapitalized or insolvent, and no cash dividend may be paid by the bank if it is in default of any deposit insurance assessment due to the FDIC.

Liquidation. Holders of Yadkin common stock are entitled, upon a liquidation, dissolution or winding up of Yadkin, to participate ratably in the distribution of assets legally available for distribution to holders of common stock.

Assessability. Shares of Yadkin common stock generally are not assessable. However, under North Carolina banking laws, if Yadkin's capital becomes impaired due to losses or any other cause, and if its surplus and undivided profits are not sufficient to make good that impairment, the Commissioner may require Yadkin's Board of Directors to assess the holders of Yadkin common stock for the amount of the impairment. A shareholder's failure to pay such an assessment could result in a forced sale of the shareholder's stock with the proceeds being applied first to payment of the assessment.

Yadkin's Common Stock Is Not Insured by the FDIC. Investments in the common stock of Yadkin will not qualify as deposits or savings accounts and will not be insured or guaranteed by the FDIC or any other governmental agency and are subject to investment risk, including the possible loss of principal.

Miscellaneous. Holders of Yadkin common stock do not have preemptive rights to acquire other or additional shares which might be issued by Yadkin in the future or any redemption or sinking fund rights. First-Citizens Bank & Trust Company, Raleigh, North Carolina currently serves as the registrar and transfer agent for Yadkin common stock.

                          DIFFERENCES IN CAPITAL STOCK

General. Upon consummation of the merger, HC Financial's shareholders who receive Yadkin common stock for their HC Financial common stock will become shareholders of Yadkin. Certain legal distinctions exist between owning Yadkin common stock and owning HC Financial common stock. The shareholders of Yadkin will be governed by and subject to the Articles of Incorporation and bylaws of Yadkin rather than the Articles of Incorporation and bylaws of HC Financial. Neither HC Financial's common stock nor Yadkin's common stock is insured by the FDIC or guaranteed by the issuer and both are subject to investment risk, including the possible loss of value.

The following is a discussion of the major legal issues associated with owning common stock of either Yadkin or HC Financial. There are material differences in the shareholder ownership rights of these organizations. Yadkin is a North Carolina banking corporation, and the rights of the holders of Yadkin's common stock are governed by its Articles of Incorporation, Chapter 53 of the North Carolina General Statutes (which is applicable to banks), and, to the extent not inconsistent with Chapter 53, by Chapter 55 of the North Carolina General Statutes (which is applicable to business corporations). HC Financial is a North Carolina business corporation, and the rights of the holders of its capital stock are governed solely by its Articles of Incorporation and Chapter 55. There are differences in Chapter 53 and Chapter 55. Therefore, in some ways, the rights of Yadkin's shareholders are different from those of HC Financial's shareholders. While it is not practicable to describe all differences, those basic differences which HC Financial's and Yadkin's managements believe will have the most significant effect on the rights of HC Financial's shareholders when they become Yadkin shareholders are discussed below.

The following is only a general summary of certain differences in the rights of holders of HC Financial's common stock and those of holders of Yadkin's common stock. HC Financial's shareholders should consult with their own legal counsel with respect to specific differences and changes in their rights as shareholders which will result from the merger.

Dividends. Pursuant to Chapter 55, HC Financial is authorized to pay dividends such as are declared by its Board of Directors, provided that no such distribution results in its insolvency on a going concern or balance sheet basis. HC Financial's principal asset is its ownership of all of the outstanding capital stock of High Country, and its sole source of funds for the payment of dividends on HC Financial common stock is dividends it receives (as High Country's sole shareholder) from High Country. Therefore, HC Financial's ability to pay dividends is subject to High Country's ability to pay dividends. See the discussion of the legal restrictions on a bank's ability to pay dividends below.

Yadkin's shareholders are entitled to dividends if and when declared by Yadkin's Board of Directors, subject to the restrictions described below. Pursuant to Chapter 53, Yadkin may pay dividends only out of its undivided profits. Should at any time its surplus be less than 50% of its paid-in capital stock, Yadkin may not declare a cash dividend until it has transferred from undivided profits to surplus 25% of its undivided profits or any lesser percentage that may be required to restore its surplus to an amount equal to 50% of its paid-in capital stock. However, no cash dividends may be paid at any time by a bank when it is insolvent or when payment of a dividend would render it insolvent or be contrary to its Articles of Incorporation. Also, under federal banking law, no cash dividend may be paid if the bank is undercapitalized or insolvent or if payment of the cash dividend would render the bank undercapitalized or insolvent, and no cash dividend may be paid by the bank if it is in default of any deposit insurance assessment due to the FDIC. Additionally, there are statutory provisions regarding the calculation of undivided profits from which dividends may be paid, and banking regulators may restrict or prohibit the payment of dividends by banks that have been found to have inadequate capital.

In the future, any declaration and payment of cash dividends on Yadkin common stock will be subject to Yadkin's Board of Directors' evaluation of its operating results, financial condition, future growth plans, general business and economic conditions, and tax and other relevant considerations. Also, the payment of cash dividends by Yadkin in the future will be subject to certain other legal and regulatory limitations (including the requirement that Yadkin's capital be maintained at certain minimum levels) and will be subject to ongoing review by banking regulators. There is no assurance that, in the future, Yadkin will have funds available to pay cash dividends, or, even if funds are available, that it will pay dividends in any particular amount or at any particular times, or that it will pay dividends at all. (See "Market and Dividend Information -- Yadkin's Capital Stock" on page 19.)

Merger, Share Exchange, Sale of Assets or Dissolution. Pursuant to Chapter 55, the merger of HC Financial with, or a sale of substantially all of HC
Financial's assets to, any other entity, or a dissolution of HC Financial, requires the prior approval of the holders of only a majority of the votes entitled to be cast by the holders of HC Financial's voting stock. In addition, Chapter 55 provides that no prior approval of HC Financial's shareholders is required to effect a merger of another entity into High Country, provided that HC Financial remains in control of its subsidiary following consummation of that transaction. Assuming that a sufficient number of shares of capital stock have been authorized in HC Financial's Articles of Incorporation, it can make acquisitions of other companies through the merger of a third party bank or other entity with or into High Country or another subsidiary of HC Financial, including acquisitions involving the issuance of HC Financial common stock, without the approval of HC Financial's shareholders.

Pursuant to Chapter 53, Yadkin may not merge or consolidate with, or sell substantially all of its assets to, any other entity, or be dissolved, without the prior approval of the holders of at least two-thirds of its outstanding shares. Therefore, approval of a merger or other business combination involving Yadkin, even if it is the surviving company in the transaction, will require the vote of a higher percentage of its shareholders than currently is required to approve that type of transaction involving HC Financial. Since, after the merger, Yadkin will not be organized in a holding company structure, it will not be able to acquire another bank or other company by merger without the approval of its shareholders.

Election of Directors. HC Financial's Bylaws provide that directors are divided into 3 classes with staggered terms. Yadkin's Bylaws do not contain any provision for staggered terms of directors.

Repurchase of Capital Stock. Under Chapter 53, Yadkin must obtain the prior approval of the holders of two-thirds of its outstanding shares, as well as the prior approval of the Commissioner and the FDIC, before it can repurchase any of its shares of capital stock.

Under Chapter 55, HC Financial may repurchase its capital stock by action of its Board of Directors without the prior approval of its shareholders. However, as a bank holding company, HC Financial is required to give the FRB at least 45 days prior written notice of the purchase or redemption of any shares of its outstanding equity securities if the gross consideration to be paid for such purchase or redemption, when aggregated with the net consideration paid by HC Financial for all purchases or redemptions of its equity securities during the 12 months preceding the date of notification, equals or exceeds 10% of HC Financial's consolidated net worth as of the date of such notice. The FRB may permit a purchase or redemption to be accomplished prior to expiration of the 45-day notice period if it determines that the repurchase or redemption would not constitute an unsafe or unsound practice and that it would not violate any applicable law, rule, regulation or order, or any condition imposed by, or written agreement with, the FRB.

Assessability. Under Chapter 55, shares of HC Financial common stock are not assessable. Shares of Yadkin common stock generally are not assessable except in the limited circumstance in which Yadkin's capital has become impaired as described above under the caption "-- Capital Stock of Yadkin." Under Chapter 53, the Commissioner may require Yadkin's Board of Directors to assess the holders of Yadkin common stock for the amount by which Yadkin's capital stock has become impaired, and the shares of a shareholder who fails to pay the assessment may be sold.

"Anti-takeover" Provisions. HC Financial's Articles of Incorporation provide that in the case of a proposed change in control, the directors may consider the social and economic effects of the offer on its depositors, borrowers, customers, employees and creditors. Yadkin's Articles of Incorporation do not include any provisions explicitly granting its directors authority to weigh such factors in the event of a proposed acquisition or change in control.

Regulation of Transferability. The capital stock of Yadkin, unlike that of HC Financial, is exempt from the registration requirements of the federal Securities Act of 1933 and the North Carolina Securities Act. The effect of that exemption is to allow Yadkin to sell shares of Yadkin common stock without registration under those laws. In contrast, the public sale by HC Financial of its stock, and resales of its stock by certain persons who are at the time of resale "affiliates" of HC Financial, are required to be registered under the 1933 Act and the North Carolina Securities Act or meet certain statutory and regulatory requirements to qualify for other exemptions from registration.


                                 INDEMNIFICATION

Permissible Indemnification. Chapter 55 allows a corporation, by charter, bylaw, contract, or resolution, to indemnify or agree to indemnify its officers, directors, employees, and agents and any person who is or was serving at the corporation's request as a director, officer, employee, or agent of another entity or enterprise or as a trustee or administrator under an employee benefit plan, against liability and expenses, including reasonable attorneys' fees, in any proceeding (including without limitation a proceeding brought by or on behalf of the corporation itself) arising out of their status as such or their activities in any of the foregoing capacities as summarized below. Any provision in a corporation's charter or bylaws or in a contract or resolution may include provisions for recovery from the corporation of reasonable costs, expenses and attorneys' fees in connection with the enforcement of rights to indemnification granted therein and may further include provisions establishing reasonable procedures for determining and enforcing such rights.

The corporation may indemnify such person against liability expenses incurred only where such person conducted himself or herself in good faith and reasonably believed (i) in the case of conduct in his or her official corporate capacity, that his or her conduct was in the corporation's best interests, and (ii) in all other cases, that his or her conduct was at least not opposed to the corporation's best interests; and, in the case of a criminal proceeding, he or she had no reasonable cause to believe his or her conduct was unlawful. However, a corporation may not indemnify such person either in connection with a proceeding by or in the right of the corporation in which such person was adjudged liable to the corporation, or in connection with any other proceeding charging improper personal benefit to such person (whether or not involving action in an official capacity) in which such person was adjudged liable on the basis that personal benefit was improperly received.

Mandatory Indemnification. Unless limited by the corporation's charter, Chapter 55 requires a corporation to indemnify a director or officer of the corporation who is wholly successful, on the merits or otherwise, in the defense of any proceeding to which such person was a party because he or she is or was a director or officer of the corporation against reasonable expenses incurred in connection with the proceeding.

Advance for Expenses. Expenses incurred by a director, officer, employee, or agent of the corporation in defending a proceeding may be paid by the corporation in advance of the final disposition of the proceeding as authorized by the board of directors in the specific case, or as authorized by the charter or bylaws or by any applicable resolution or contract, upon receipt of an undertaking by or on behalf of such person to repay amounts advanced, unless it ultimately is determined that such person is entitled to be indemnified by the corporation against such expenses.

Court-Ordered Indemnification. Unless otherwise provided in the corporation's charter, a director or officer of the corporation who is a party to a proceeding may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice the court deems necessary, may order indemnification if it determines either (i) that the director or officer is entitled to mandatory indemnification as described above, in which case the court also will order the corporation to pay the reasonable expenses incurred to obtain the court-ordered indemnification, or (ii) that the director or officer is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not such person met the requisite standard of conduct or was adjudged liable to the corporation in connection with a proceeding by or in the right of the corporation or on the basis that personal benefit was improperly received in connection with any other proceeding so charging (but if adjudged so liable, indemnification is limited to reasonable expenses incurred).

Voluntary indemnification. In addition to and separate and apart from "permissible" and "mandatory" indemnification described above, a corporation may, by charter, bylaw, contract, or resolution, indemnify or agree to indemnify any one or more of its directors, officers, employees or agents against liability and expenses in any proceeding (including any proceeding brought by or on behalf of the corporation itself) arising out of their status as such or their activities in any of the foregoing capacities. However, the corporation may not indemnify or agree to indemnify a person against liability or expenses the person may incur on account of activities which were at the time taken, known or believed by such person to be clearly in conflict with the best interests of the corporation. Any provision in a corporation's charter or bylaws or in a contract or resolution may include provisions for recovery from the corporation of reasonable costs, expenses and attorney's fees in connection with the enforcement of rights to indemnification granted therein and may further include provisions establishing reasonable procedures for determining and enforcing such rights.

Parties Entitled to Indemnification. Chapter 55 defines "director" to include former directors and the estate or personal representative of a director. Unless its charter provides otherwise, a corporation may indemnify and advance expenses to an officer, employee or agent of the corporation to the same extent as to a director and also may indemnify and advance expenses to an officer, employee or agent who is not a director to the extent, consistent with public policy, as may be provided in its charter or bylaws, by general or specific action of its board of directors, or by contract.

Indemnification by Yadkin and HC Financial

HC Financial's Articles of Incorporation and Bylaws provide for the indemnification of its officers and directors to the fullest extent allowed by applicable law. Yadkin's Bylaws also provide for the indemnification of its officers and directors to the fullest extent allowed by applicable law.

Under North Carolina law, a corporation also may purchase insurance on behalf of any person who is or was a director or officer against any liability arising out of his status as such. Yadkin and HC Financial each currently maintain a directors' and officers' liability insurance policy and such coverage is applicable to all their respective directors and officers.

                                  LEGAL MATTERS

The validity of the Yadkin common stock to be issued in connection with the merger is being passed upon for Yadkin by Maupin Taylor, P.A., Raleigh, North Carolina. Certain legal matters relating to the merger will be passed upon for HC Financial by Brooks, Pierce, McLendon, Humphrey & Leonard, LLP, Greensboro, North Carolina.


                                     EXPERTS

The consolidated financial statements of Yadkin as of December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002, which are incorporated by reference into this Joint Proxy Statement/Offering Circular, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report which is incorporated by reference herein.

The consolidated financial statements of HC Financial as of December 31, 2002 and 2001, and for the years then ended, which are incorporated by reference in this Joint Proxy Statement/Offering Circular, have been audited by Larrowe & Company, PLLC, independent accountants, as indicated in their report which is included herein.


                    DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS

How to submit proposals for possible inclusion in the 2004 Yadkin proxy materials: For shareholder proposals to be considered for inclusion in the proxy materials for Yadkin's 2004 annual meeting, any such proposals must be received at Yadkin's principal office (currently 209 North Bridge Street, Elkin, North Carolina 28621-3404) no later than November 20, 2003. In order for a proposal to be included in Yadkin's proxy material for the 2004 annual meeting, the person submitting the proposal must own, beneficially or of record, the lesser of 1% or $2,000 in market value of the common stock entitled to be voted on that proposal at the 2004 annual meeting and must have held those shares for a period of at least one year and continue to hold them through the date of the 2004 annual meeting. Also, the proposal must comply with certain other eligibility and procedural requirements established under the Securities and Exchange Act or related SEC regulations. Yadkin's Board will review any shareholder proposal received by that date to determine whether it meets these criteria. Please submit any proposal by certified mail, return receipt requested.

Yadkin shareholder proposals after November 20, 2003: Proposals submitted after November 20, 2003 will not be included in the proxy materials for the 2004 annual meeting. Any such proposals received by February 3, 2004, may be considered at the 2004 annual meeting as other business. Management proxies shall have discretionary authority to vote on those proposals at the 2004 annual meeting. If notice of the proposal is not received by February 3, 2004, such notice will be considered untimely.

HC Financial shareholders: If the merger is consummated, HC Financial shareholders will become shareholders of Yadkin on or before December 31, 2003. Because HC Financial shareholders will not become Yadkin stockholders on or before November 20, 2003, they will not be able to present proposals for inclusion in the proxy materials for the 2004 annual meeting. The deadline for submission of proposals for Yadkin's 2005 annual meeting is expected to be in November 2004. Because the shareholder proposal rules require the shareholder to have held shares for a period of at least one year prior to the date of submitting a proposal, HC Financial shareholders who become Yadkin shareholders as a result of the merger may first present proposals for inclusion in the Yadkin proxy statement for its 2006 annual meeting. The deadline for submission of proposals for Yadkin's 2006 annual meeting will be provided in Yadkin's proxy statement for its 2005 annual meeting of shareholders.


                       WHERE YOU CAN GET MORE INFORMATION

Yadkin's common stock is registered under the Securities Exchange Act of 1934, and Yadkin is subject to the informational requirements of, and it files periodic reports and other information with, the Federal Deposit Insurance Corporation under Sections 13 and 15(d) of the 1934 Act. You may read and copy any reports, proxy and information statements and other material filed by Yadkin with the FDIC under the 1934 Act at:

             Registration, Disclosure and Securities Operations Unit
                      Federal Deposit Insurance Corporation
                       550 17th Street, N.W., Room F-6043
                             Washington, D.C. 20429

You also may obtain copies of those reports and other documents by contacting the FDIC by telephone at (202) 898-8913 or by facsimile at (202) 898-3909.

Yadkin's periodic reports on Forms 10-K and 10-Q are also available on its website: www.yadkinvalleybank.com.
         -------------------------

HC Financial files reports, proxy statements and other information with the Securities and Exchange Commission. Copies of its reports, proxy statements and other information may be inspected and copied at the public reference facility maintained by the Securities and Exchange Commission at:

                                 Judiciary Plaza
                                    Room 1024
                             450 Fifth Street, N.W.
                             Washington, D.C. 20549

Copies of these materials can also be obtained by mail at prescribed rates from the Public Reference Room of the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 or by calling the Securities and Exchange Commission at l-800-SEC-0330. The Securities and Exchange Commission maintains a website that contains reports, proxy statements and other information regarding companies that are required to file reports with it. The address of the Securities and Exchange Commission website is www.sec.gov.

This Joint Proxy Statement/Offering Circular does not constitute an offer to sell, or a solicitation of an offer to purchase, the securities offered by this Joint Proxy Statement/Offering Circular, or the solicitation of a proxy, in any jurisdiction to or from any person to whom or from whom it is unlawful to make such offer, solicitation of an offer or proxy solicitation in such jurisdiction. Neither the delivery of this Joint Proxy Statement/Offering Circular nor any distribution of securities pursuant to this Joint Proxy Statement/Offering Circular, under any circumstances, create any implication that there has been no change in the information set forth or incorporated into this Joint Proxy Statement/Offering Circular by reference or in our affairs since the date of this Joint Proxy Statement/Offering Circular. The information contained in this Joint Proxy Statement/Offering Circular with respect to Yadkin was provided by Yadkin and the information contained in this Joint Proxy Statement/Offering Circular with respect to HC Financial was provided by HC Financial.

                             ADDITIONAL INFORMATION

YADKIN'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER, 31, 2002 ON FORM 10-K, WAS FILED WITH THE FDIC ON OR BEFORE MARCH 30, 2003. A COPY OF THAT REPORT WILL BE PROVIDED WITHOUT CHARGE UPON THE REQUEST OF ANY SHAREHOLDER ENTITLED TO VOTE AT THE YADKIN SPECIAL MEETING OR THE HC FINANCIAL SPECIAL MEETING. REQUESTS FOR COPIES SHOULD BE DIRECTED TO LESTINE HUTCHENS, VICE PRESIDENT AND SECRETARY YADKIN VALLEY BANK AND TRUST COMPANY, 209 NORTH BRIDGE STREET, ELKIN, NORTH CAROLINA 28621, (336) 526-6300.

COPIES OF YADKIN'S PERIODIC REPORTS CAN ALSO BE FOUND ON ITS WEBSITE: www.yadkinvalleybank.com.

HC FINANCIAL'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER, 31, 2002 ON FORM 10-KSB, WAS FILED WITH THE SEC ON OR BEFORE MARCH 30, 2003. A COPY OF THAT REPORT WILL BE PROVIDED WITHOUT CHARGE UPON THE REQUEST OF ANY SHAREHOLDER
ENTITLED TO VOTE AT THE YADKIN SPECIAL MEETING OR THE HC FINANCIAL SPECIAL MEETING. REQUESTS FOR COPIES SHOULD BE DIRECTED TO DAVID H. HARMAN, SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, 149 JEFFERSON ROAD, BOONE, NORTH CAROLINA 28607, (828) 265-4333.

                      INFORMATION INCORPORATED BY REFERENCE

The SEC and FDIC allow us to incorporate by reference information into this Joint Proxy Statement/Offering Circular, which means that we can disclose important information to you by referring you to another document filed separately with the SEC or the FDIC. The information incorporated by reference is deemed to be part of this Joint Proxy Statement/Offering Circular, except for any information superseded by information in this Joint Proxy Statement/Offering Circular. This Joint Proxy Statement/Offering Circular incorporates by reference:

     o HC Financial's Annual Report on Form 10-KSB for the year ended December 31, 2002;
     o HC Financial's Quarterly Reports on Form 10-QSB for the quarters ended March 31, and June 30, 2003;
     o    Yadkin's  Annual  Report on Form 10-K for the year ended  December 31,
          2002;
     o Yadkin's Quarterly Reports on Form 10-Q for the quarters ended March 31, and June 30, 2003;
     o Yadkin's Current Reports on Form 8-K, dated March 21, April 30, May 28, June 20, July 16 and 24, August 27, and September 19, 2003; and
     o All current, quarterly and annual reports filed by Yadkin's with the FDIC prior to the deadline for submission of elections of merger consideration by HC Financial shareholders.

     When  deciding  how  to  cast  your  vote,  you  should  rely  only  on the information contained or incorporated by reference in this Joint Proxy Statement/Offering Circular. We have not authorized anyone to provide you with information that is different from what is contained in this Joint Proxy Statement/Offering Circular. This Joint Proxy Statement/Offering Circular is dated _________, 2003. You should not assume that the information contained in this Joint Proxy Statement/Offering Circular is accurate as of any date other than such date, and neither the mailing of the Joint Proxy Statement/Offering

Circular to shareholders nor the issuance of Yadkin common stock in connection with the merger shall create any implication to the contrary.

                                   APPENDIX A


                               AGREEMENT AND PLAN

                          OF REORGANIZATION AND MERGER

                                  BY AND AMONG

                      YADKIN VALLEY BANK AND TRUST COMPANY

                                       AND

                       HIGH COUNTRY FINANCIAL CORPORATION

                                       AND

                                HIGH COUNTRY BANK













                                 August 27, 2003

                               AGREEMENT AND PLAN

                          OF REORGANIZATION AND MERGER

                                  By and AMONG

                      YADKIN VALLEY BANK and TRUST COMPANY

                                       and

                       HIGH COUNTRY FINANCIAL CORPORATION

                                       AND

                                HIGH COUNTRY BANK













                                 August 27, 2003


                                TABLE OF CONTENTS


ARTICLE I     THE MERGER..........................................................................................1
   1.01.      Names of Merging Corporations.......................................................................1
   1.02.      Nature of Transaction; Plan of Merger...............................................................1
   1.03.      Effect of Merger; Surviving Corporation.............................................................2
   1.04.      Assets and Liabilities of HC Financial..............................................................2
   1.05.      Conversion and Exchange of Stock....................................................................2
      (a)     Merger Consideration................................................................................2
      (b)     Stock Consideration Exchange Ratio..................................................................2
      (c)     Election of Form of Consideration...................................................................2
      (d)     Required Ratio of Consideration; Allocations of Consideration.......................................3
      (e)     Notification and Payment Procedures; Book Entry Ownership...........................................4
      (f)     HC Financial Certificates...........................................................................4
      (g)     Voting Rights and Dividends.........................................................................4
      (h)     Antidilutive Adjustments............................................................................4
      (i)     Dissenters..........................................................................................4
   1.06.      Bank Merger.........................................................................................5
   1.07.      Effect of Bank Merger; Surviving Corporation........................................................5
   1.08       Articles of Incorporation, Bylaws and Management....................................................5
   1.09.      Closing; Effective Time.............................................................................5
   1.10       Outstanding Yadkin Stock............................................................................5
ARTICLE II     REPRESENTATIONS AND WARRANTIES OF HC FINANCIAL AND HIGH COUNTRY....................................6
   2.01.      Organization; Standing; Power.......................................................................6
   2.02       Capital Stock.......................................................................................6
   2.03.      Principal Shareholders..............................................................................6
   2.04.      Subsidiaries........................................................................................6
   2.05.      Convertible Securities, Options, Etc................................................................7
   2.06.      Authorization and Validity of Agreement.............................................................7
   2.07.      Validity of Transactions; Absence of Required Consents or Waivers...................................7
   2.08.      Books and Records of HC Financial and High Country..................................................7
   2.09.      Reports of HC Financial and High Country............................................................8
   2.10.      HC Financial Financial Statements...................................................................8
   2.11.      Tax Returns and Other Tax Matters...................................................................8
   2.12.      Absence of Material Adverse Changes or Certain Other Events.........................................9
   2.13.      Absence of Undisclosed Liabilities..................................................................9
   2.14.      Compliance with Existing Obligations................................................................9
   2.15.      Litigation and Compliance with Law..................................................................9
   2.16.       Real Properties...................................................................................10
   2.17.      Loans, Accounts, Notes and Other Receivables.......................................................10
   2.18.      Securities Portfolio and Investments...............................................................11
   2.19.      Personal Property and Other Assets.................................................................11
   2.20.      Patents and Trademarks.............................................................................12
   2.21.      Environmental Matters..............................................................................12
   2.22.      Absence of Brokerage or Finder's Commissions.......................................................13
   2.23.      Material Contracts.................................................................................13
   2.24.      Employment Matters; Employee Relations.............................................................14
   2.25.      Employment Agreements; Employee Benefit Plans......................................................14
   2.26.      Insurance..........................................................................................16
   2.27.      Insurance of Deposits..............................................................................16
   2.28.      Obstacles to Regulatory Approval...................................................................16
   2.29.      Disclosure.........................................................................................17


ARTICLE III     REPRESENTATIONS AND WARRANTIES OF YADKIN.........................................................17
   3.01.      Organization; Standing; Power......................................................................17
   3.02.      Capital Stock......................................................................................17
   3.03.      Principal Shareholders.............................................................................17
   3.04.      Subsidiaries.......................................................................................17
   3.05.      Convertible Securities, Options, Etc...............................................................17
   3.06.      Authorization and Validity of Agreement............................................................18
   3.07.      Validity of Transactions; Absence of Required Consents or Waivers..................................18
   3.08.      Yadkin Books and Records...........................................................................18
   3.09.      Yadkin Reports.....................................................................................18
   3.10.      Yadkin Financial Statements........................................................................19
   3.11.      Absence of Material Adverse Changes or Certain Other Events........................................19
   3.12.      Litigation and Compliance with Law.................................................................20
   3.13.      Patents and Trademarks.............................................................................20
   3.14.      Absence of Brokerage or Finders Commissions........................................................20
   3.15.      Insurance..........................................................................................20
   3.16.      Insurance of Deposits..............................................................................20
   3.17.      Obstacles to Regulatory Approval...................................................................20
   3.18.      Tax Returns and Other Tax Matters..................................................................20
   3.19.      Real Properties....................................................................................21
   3.20.      Loans, Accounts, Notes and Other Receivables.......................................................21
   3.21.      Securities Portfolio and Investments...............................................................22
   3.22.      Personal Property and Other Assets.................................................................22
   3.23.      Environmental Matters..............................................................................22
   3.24.      Employment Matters; Employee Relations.............................................................24
   3.25.      Compliance with Existing Obligations...............................................................24
   3.26.      Disclosure.........................................................................................24
   3.27.      Absence of Undisclosed Liabilities.................................................................24
ARTICLE IV     COVENANTS OF HC FINANCIAL AND HIGH COUNTRY........................................................24
   4.01.      Affirmative Covenants of HC Financial and High Country.............................................24
      (a)     High Country Shareholders' Meeting.................................................................24
      (b)     Conduct of Business Prior to Effective Time........................................................25
      (c)     Periodic Financial and Other Information...........................................................25
      (d)     Notice of Certain Changes or Events................................................................26
      (e)     Accruals for Loan Loss Reserve and Expenses........................................................26
      (f)     Consents to Assignment of Leases...................................................................26
      (g)     Access.............................................................................................27
      (h)     Deposit Liabilities................................................................................27
      (i)     Further Action; Instruments of Transfer............................................................27
   4.02.      Negative Covenants of HC Financial and High Country................................................27
      (a)     Amendments to Articles of Incorporation or Bylaws..................................................27
      (b)     Change in Capital Stock............................................................................27
      (c)     Options, Warrants and Rights.......................................................................27
      (d)     Dividends..........................................................................................27
      (e)     Employment, Benefit or Retirement Agreements or Plans..............................................27
      (f)     Increase in Compensation; Bonuses..................................................................28
      (g)     Accounting Practices...............................................................................28
      (h)     Acquisitions; Additional Branch Offices............................................................28
      (i)     Changes in Business Practices......................................................................28
      (j)     Exclusive Merger Agreement.........................................................................28
      (k)     Acquisition or Disposition of Assets...............................................................28
      (l)     Debt; Liabilities..................................................................................29
      (m)     Liens; Encumbrances................................................................................29
      (n)     Waiver of Rights...................................................................................29
      (o)     Other Contracts....................................................................................29
      (p)     Aggregate Deposit Liabilities......................................................................29
      (q)     Foreclosures.......................................................................................30



ARTICLE V     COVENANTS OF YADKIN................................................................................30
   5.01.      Affirmative Covenants of Yadkin....................................................................30
      (a)     Yadkin Shareholders' Meeting.......................................................................30
      (b)     Access.............................................................................................30
      (c)     Further Action; Instruments of Transfer............................................................30
      (d)     Employment of Other HC Financial and High Country Employees........................................30
      (e)     Employee Benefits..................................................................................31
      (f)     Directors..........................................................................................31
      (g)     Blue Sky Approvals.................................................................................32
      (h)     Available Funds....................................................................................32
      (i)     NASDAQ Notification................................................................................32
   5.02.      Negative Covenants of Yadkin.......................................................................32
      (a)     Amendments to Articles of Incorporation or Bylaws..................................................32
      (b)     Change in Capital Stock............................................................................32
      (c)     Options, Warrants and Rights.......................................................................32
      (d)     Dividends..........................................................................................32
      (e)     Accounting Practices...............................................................................32
      (f)     Changes in Business Practices......................................................................32
ARTICLE VI     ADDITIONAL AGREEMENTS.............................................................................32
   6.01.      Preparation and Distribution of Proxy Statement/Offering Circular..................................33
   6.02.      Regulatory Approvals...............................................................................33
   6.03.      Information for Proxy Statement/Offering Circular and Applications for Regulatory Approvals........33
   6.04.      Expenses...........................................................................................33
   6.05.      Announcements......................................................................................34
   6.06.      Real Property Matters..............................................................................34
   6.07.      Treatment of High Country Options and Warrants.....................................................35
   6.08.      Treatment of 401(k) Plan...........................................................................35
   6.09.      Officer Employment Agreements......................................................................35
   6.10.      Directors' and Officers' Liability Insurance.......................................................35
   6.11       Tax Opinion........................................................................................36
ARTICLE VII     CONDITIONS PRECEDENT TO MERGER...................................................................36
   7.01.      Conditions to all Parties' Obligations.............................................................36
      (a)     Approval by Regulatory Authorities; Disadvantageous Conditions.....................................36
      (b)     Adverse Proceedings, Injunction, Etc...............................................................36
      (c)     Approval by Boards of Directors and Shareholders...................................................36
      (d)     Fairness Opinions..................................................................................36
      (e)     Tax Opinion........................................................................................37
      (f)     No Termination or Abandonment......................................................................37
      (g)     Articles of Merger; Other Actions..................................................................37
   7.02.      Additional Conditions to Yadkin's Obligations......................................................37
      (a)     Material Adverse Change............................................................................37
      (b)     Compliance with Laws...............................................................................37
      (c)     HC Financial's and High Country's Representations and Warranties and Performance of Agreements;
              Officers' Certificate..............................................................................37
      (d)     Legal Opinion of HC Financial's and High Country's Counsel.........................................38
      (e)     Other Documents and Information....................................................................38
      (f)     Acceptance by Yadkin's Counsel.....................................................................38
      (g)     Option Plan Matters................................................................................38
      (h)     Consents to Assignment of Property Leases..........................................................38
      (i)     Officer Agreements.................................................................................38
   7.03.      Additional Conditions to HC Financial's and High Country's Obligations.............................38
      (a)     Material Adverse Change............................................................................38
      (b)     Compliance with Laws...............................................................................38
      (c)     Yadkin's Representations and Warranties and Performance of Agreements; Officers' Certificate.......38
      (d)     Legal Opinion of Yadkin's Counsel..................................................................39


      (e)     Other Documents and Information....................................................................39
      (f)     Acceptance by HC Financial's Counsel...............................................................39
      (g)     Merger Expenses....................................................................................39
ARTICLE VIII     TERMINATION; BREACH; REMEDIES...................................................................39
   8.01.      Mutual Termination.................................................................................39
   8.02.      Unilateral Termination.............................................................................39
      (a)     Termination by HC Financial and High Country.......................................................39
      (b)     Termination by Yadkin..............................................................................40
   8.03.      Breach; Remedies...................................................................................41
ARTICLE IX     INDEMNIFICATION...................................................................................42
   9.01.      Indemnification Following Termination of Agreement.................................................42
   9.02.      Procedure for Claiming Indemnification.............................................................43
ARTICLE X     MISCELLANEOUS PROVISIONS...........................................................................44
   10.01.     Survival of Representations, Warranties, Indemnification and Other Agreements......................44
      (a)     Representations, Warranties and Other Agreements...................................................44
      (b)     Indemnification....................................................................................44
   10.02.     Waiver.............................................................................................44
   10.03.     Amendment..........................................................................................44
   10.04.     Notices............................................................................................44
   10.05.     Further Assurance..................................................................................45
   10.06.     Headings and Captions..............................................................................45
   10.07.     Gender and Number..................................................................................45
   10.08.     Entire Agreement...................................................................................45
   10.09.     Severability of Provisions.........................................................................45
   10.10.     Assignment.........................................................................................45
   10.11.     Counterparts.......................................................................................45
   10.12.     Governing Law......................................................................................45
   10.13.     Previously Disclosed Information...................................................................45
   10.14      Best Knowledge.....................................................................................45
   10.15.     Inspection.........................................................................................45


                 AGREEMENT AND PLAN OF REORGANIZATION AND MERGER
                                  By and AMONG
                      YADKIN VALLEY BANK and trust company,
                       High Country Financial Corporation
                              and High Country Bank

     THIS AGREEMENT AND PLAN OF REORGANIZATION AND MERGER (the "Agreement") is entered into as of the 27th day of August 2003, by and among YADKIN VALLEY BANK AND TRUST COMPANY ("Yadkin"), HIGH COUNTRY FINANCIAL CORPORATION ("HC Financial") and HIGH COUNTRY BANK ("High Country").

     WHEREAS, Yadkin is a North Carolina banking corporation with its principal office and place of business located in Elkin, North Carolina; and,

     WHEREAS, HC Financial is a North Carolina business corporation with its principal office and place of business located in Boone, North Carolina, and a bank holding company registered as such with the Board of Governors of the Federal Reserve System by virtue of its being the owner of all the issued and outstanding shares of common stock of High Country; and,

     WHEREAS, High Country is a North Carolina banking corporation with its principal office and place of business located in Boone, North Carolina; and,

     WHEREAS, Yadkin, High Country and HC Financial have agreed that it is in their mutual best interests and in the best interests of their respective shareholders for HC Financial and High Country to be merged with and into Yadkin in the manner and upon the terms and conditions contained in this Agreement; and,

     WHEREAS, to effectuate the foregoing, Yadkin, High Country and HC Financial desire to adopt this Agreement as a plan of reorganization in accordance with the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended; and,

     WHEREAS, Yadkin's Board of Directors has adopted this Agreement and will recommend to Yadkin's shareholders that they approve this Agreement and the transactions described herein; and,

     WHEREAS, High Country's and HC Financial's respective Boards of Directors have each adopted this Agreement and HC Financial's Board of Directors, by virtue of the fact that it is the sole shareholder of High Country, desires to approve this Agreement as sole shareholder by authorizing the execution hereof, and HC Financial's Board of Directors will recommend to HC Financial's shareholders that they approve this Agreement and the transactions described herein.

     NOW, THEREFORE, in consideration of the premises, the mutual benefits to be derived from this Agreement, and the representations, warranties, conditions, covenants and promises herein contained, and subject to the terms and conditions hereof, Yadkin, High Country and HC Financial hereby adopt and make this Agreement and mutually agree as follows:

                                    ARTICLE I
                                   THE MERGER

     1.01.Names of Merging Corporations.  The names of the corporations proposed
          ------------------------------
to be merged are Yadkin Valley Bank and Trust Company ("Yadkin") and High Country Financial Corporation ("HC Financial").

     1.02. Nature of Transaction;  Plan of Merger.  Subject to the provisions of
           ---------------------------------------
this Agreement, at the "Effective Time" (as defined in Paragraph 1.09 below), HC Financial will be merged into and with Yadkin (the "Merger") as provided in the plan of merger attached as Exhibit A to this Agreement (the "Plan of Merger").
                           ----------

     1.03. Effect of Merger;  Surviving Corporation.  At the Effective Time, and
           -----------------------------------------
by reason of the Merger, the separate corporate existence of HC Financial shall cease while the corporate existence of Yadkin as the surviving corporation in the Merger shall continue with all of its purposes, objects, rights, privileges, powers and franchises, all of which shall be unaffected and unimpaired by the Merger. Following the Merger, Yadkin shall continue to operate as a North Carolina banking corporation and will conduct its business at the then legally established branch and main offices of Yadkin, and shall conduct business under the name "Yadkin Valley Bank and Trust Company." The duration of the corporate existence of Yadkin, as the surviving corporation, shall be perpetual and unlimited.

     1.04. Assets and Liabilities of HC Financial. At the Effective Time, and by
           ---------------------------------------
reason of the Merger, and in accordance with applicable law, all of the property, assets and rights of every kind and character of HC Financial
(including without limitation all real, personal or mixed property, all debts due on whatever account, all other choses in action and every other interest of or belonging to or due to HC Financial, whether tangible or intangible) shall be transferred to and vest in Yadkin, and Yadkin shall succeed to all the rights, privileges, immunities, powers, purposes and franchises of a public or private nature of HC Financial, all without any conveyance, assignment or further act or deed; and, Yadkin shall become responsible for all of the liabilities, duties and obligations of every kind, nature and description of HC Financial as of the Effective Time. By virtue of the Merger, HC Financial's interest in and ownership of the outstanding shares of common stock of its wholly-owned subsidiary, High Country Bank ("High Country"), shall be transferred to and vest in Yadkin, and High Country shall become a wholly-owned subsidiary of Yadkin, whereupon, High Country will immediately be merged into and with Yadkin as provided in Paragraph 1.06 hereof.

     1.05. Conversion and Exchange of Stock.
           ---------------------------------

          (a)  Merger  Consideration.  Except  as  otherwise  provided  in  this
               ----------------------
Agreement, at the Effective Time all rights of HC Financial's shareholders with respect to all outstanding shares of HC Financial Common Stock (as such term is defined in Paragraph 2.02(a) hereof) shall cease to exist and, as consideration for and to effect the Merger, each such outstanding share shall be converted, without any action by Yadkin, HC Financial or any HC Financial shareholder, into the right to receive either: (i) cash in the amount of $24.02 (the "Cash Consideration"); or (ii) a number of shares of Yadkin Common Stock (as defined in Paragraph 3.02) equal to the Exchange Ratio as defined in Paragraph 1.05(b) (the "Stock Consideration"). The Cash and the Stock Consideration, collectively and in the aggregate, shall be referred to herein as the "Merger Consideration." No share of HC Financial Common Stock, other than shares as to which the holders have validly exercised Dissenters' Rights (as defined in Paragraph 1.05(i)), shall be deemed to be outstanding or have any rights other than those set forth in this Paragraph 1.05(a) after the Effective Time.

          (b) Stock  Consideration  Exchange  Ratio.  Should the Yadkin  Average
              --------------------------------------
Price (as defined below) be equal to or greater than $15.84 or equal to or less than $20.16, then the Exchange Ratio will be 1.3345 shares of Yadkin Common Stock for each share of HC Financial Common Stock. However, should the Yadkin Average Price be less than $15.84 but equal to or greater than $13.50, the Exchange Ratio will be adjusted so that the value of the Stock Consideration will be $21.14 (1. 3345 times $15.84) per share of HC Financial Common Stock. For example, if the Yadkin Average Price is $13.50, the Exchange Ratio will be
1.5658 which is $21.14 divided by $13.50. However, should the Yadkin Average Price be greater than $20.16 but less than or equal to $22.50, then the Exchange Ratio will be adjusted so that the value of the Stock Consideration will be $26.90 (1.3345 times $20.16) per share of HC Financial Common Stock. For example, if the Yadkin Average Price is $22.50, the Exchange Ratio will be
1.1957 which is $26.90 divided by $22.50. For purposes of this Paragraph 1.05(b), "Yadkin Average Price" shall mean the average of the closing price per share of Yadkin Common Stock as reported on the Nasdaq National Market for the fifteen (15) consecutive trading days preceding the day prior to the date of the approval order of the Merger by the Federal Deposit Insurance Corporation or the North Carolina Banking Commission, whichever is later.

          (c)  Election  of Form of  Consideration.  Subject to the  limitations
               ------------------------------------
described in this Agreement, each HC Financial shareholder shall have the right to elect the following forms of Merger Consideration into which his or her shares of HC Financial Common Stock will be converted: (i) all Cash Consideration, (ii) all Stock Consideration, or (iii) a combination of 10% Cash Consideration and 90% Stock Consideration. Each shareholder's election must be made in writing in a form prescribed by Yadkin (an "Election of Consideration"). Yadkin shall forward the Election of Consideration to all shareholders of HC Financial at a reasonable date prior to the High Country Shareholders Meeting
                                       2

(as such term is defined in Paragraph 4.01(a) hereof). To be valid, an Election of Consideration must be signed by the shareholder and delivered to Yadkin within 10 business days following the High Country Shareholders Meeting. Shareholders of HC Financial who do not return a properly completed Election of Consideration, or whose Elections of Consideration are received by Yadkin after the time prescribed, will be deemed to have made no election. Yadkin shall have the discretion, which it may delegate in whole or in part to an exchange agent appointed by Yadkin ("Exchange Agent"), to determine whether the Elections of Consideration have been properly completed, signed and submitted or changed or revoked and to disregard immaterial defects in Elections of Consideration. The decision of Yadkin (or the Exchange Agent) in such matters shall be conclusive and binding and without any liability whatsoever to HC Financial. Neither Yadkin nor its Exchange Agent will be under any obligation to notify any person of any defect in Elections of Consideration submitted to the Exchange Agent.

          (d) Required Ratio of  Consideration;  Allocations  of  Consideration.
              ------------------------------------------------------------------
Notwithstanding the right of HC Financial's shareholders to elect the form of Merger Consideration into which their shares of HC Financial Common Stock are converted, the Merger Consideration (not including consideration delivered to HC Financial's shareholders who exercise their "Dissenters' Rights") must consist of shares of Yadkin Common Stock and cash, such that 90% of the outstanding shares of HC Financial Common Stock are converted into shares of Yadkin Common Stock and such that 10% of the outstanding shares of HC Financial Common Stock are converted into cash. An election of Cash Consideration is herein referred to as a "Cash Election," and shares as to which a Cash Election has been made are herein referred to as "Cash Election Shares." An election of Stock Consideration is herein referred to as a "Stock Election," and shares as to which a Stock Election has been made are herein referred to as "Stock Election Shares." An election of 90% Stock Consideration and 10% Cash Consideration is herein referred to as a "Mixed Election," and shares as to which a Mixed Election has been made are herein referred to as "Mixed Election Shares." A failure to indicate an election is herein referred to as a "Non-Election," and shares as to which there is a Non-Election are herein referred to as "Non-Electing Shares." The aggregate number of shares of HC Financial Common Stock that are to be converted into the Cash Consideration (the Cash Election Shares plus 10% of the number of Mixed Election Shares) is referred to herein as the "Cash Election Number." In the event that the elections of Merger Consideration by HC Financial's shareholders call for an aggregate number of shares of HC Financial Common Stock to be converted into Yadkin Common Stock (not including shares for which cash is issued to shareholders who exercise "Dissenters' Rights" as defined in Paragraph 1.05(i) below), which is equal to, more than, or less than the percentage specified above, then the Merger Consideration shall be allocated among part or all of HC Financial's shareholders as follows:

          (i) In any event, with respect to Mixed Election Shares, ten percent (10%) shall be converted into Cash Consideration and ninety percent (90%) shall be converted into the Stock Consideration.

          (ii) If the Cash Election Number is equal to 10.0% of the number of outstanding shares of HC Financial Common Stock, then: (A) there shall be no adjustment to the Cash Election Shares or Stock Election Shares; and (B) Non-Electing Shares shall be treated as Stock Election Shares.

          (iii) If the Cash Election Number is in excess of 10.0% of the number of outstanding shares of HC Financial Common Stock, then: (A) Non-Electing Shares shall first be deemed to be Stock Election Shares; (B) Cash Election
Shares shall be reduced pro rata by multiplying the number of Cash Election Shares of each HC Financial shareholder by a fraction, the numerator of which is the number of Cash Election Shares minus the difference between the Cash Election Number and 10% of the number of outstanding shares of HC Financial Common Stock, and the denominator of which is the number of Cash Election Shares; and (C) the shares of each such shareholder representing the difference between the shareholder's initial Cash Election and the shareholder's reduced Cash Election pursuant to clause (d)(iii)(B) shall be converted into and be deemed to be Stock Election Shares.

          (iv) If the Cash Election Number is less than 10.0% of the number of outstanding shares of HC Financial Common Stock, then: (A) Non-Electing Shares shall first be deemed to be Stock Election Shares and such number of Non-Electing Shares shall be included in the number of Stock Election Shares ("Stock Election Number"); (B) Stock Election Shares of each HC Financial shareholder shall be reduced pro rata by multiplying the number of Stock Election Shares by a fraction, the numerator of which is 90% of the number of outstanding shares of HC Financial Common Stock minus the number of Mixed

          Election Shares converted to Stock Consideration, and the denominator of which is the Stock Election Number; and (C) the shares of each such shareholder representing the difference between the shareholder's initial Stock Election and the shareholder's reduced Stock Election pursuant to clause (d)(iv)(B) shall be converted into and be deemed to be Cash Election Shares.

Any questions regarding such allocations shall be resolved in such manner as Yadkin, in its sole discretion, shall consider reasonable and appropriate. Yadkin's decision regarding any such allocations shall be final and binding on HC Financial's shareholders and all parties to this Agreement.

          (e) Notification and Payment Procedures;  Book Entry Ownership.  After
              -----------------------------------------------------------
the total Stock Consideration has been allocated pursuant to the provisions of this Paragraph 1.05 (which shall be as soon as practicable following the Effective Time), Yadkin shall send or cause to be sent to each former HC Financial shareholder of record immediately prior to the Effective Time written notice ("Transmittal Letter") confirming the Merger Consideration to which such shareholder is entitled in exchange for his or her HC Financial Common Stock and an amount of cash to which such shareholder is entitled in exchange for his or her HC Financial Common Stock. The Transmittal Letter will request that each former HC Financial shareholder dispose of the certificates evidencing HC
Financial Common Stock (each a "HC Financial Certificate"). Yadkin or its Exchange Agent will maintain a book entry list of the Yadkin Common Stock to which each former HC Financial shareholder is entitled. Certificates evidencing the Yadkin Common Stock into which the shareholder's HC Financial Common Stock has been converted will not be issued.

          (f) HC Financial Certificates. At the Effective Time, and without
              -------------------------
any action by Yadkin, HC Financial, High Country or any HC Financial shareholder, HC Financial's stock transfer books shall be closed and there shall be no further transfers of HC Financial Common Stock on its stock transfer books or the registration of any transfer of a HC Financial Certificate by any holder thereof, and the holders of HC Financial Certificates shall cease to be, and shall have no further rights as, stockholders of HC Financial other than as provided in this Agreement. Following the Effective Time, HC Financial Certificates shall evidence only the right of the registered holder thereof to receive the Merger Consideration into which his or her HC Financial Common Stock was converted at the Effective Time or, in the case of HC Financial Common Stock held by shareholders who properly shall have exercised Dissenters' Rights (as defined in Paragraph 1.05(i)), cash as provided in Article 13 of the North Carolina Business Corporation Act.

          (g) Voting Rights and Dividends.  Following the Effective Time, former
              ---------------------------
shareholders of record of HC Financial shall be entitled to vote at any meeting of Yadkin shareholders the number of whole shares into which their respective HC Financial Common Stock are converted pursuant to the Merger. Any dividend or other distribution payable by Yadkin with respect to that Yadkin Common Stock as of any date subsequent to the Effective Time shall be paid or delivered to the former HC Financial shareholder.

          (h)  Antidilutive  Adjustments.  If, prior to the  Effective  Time, HC
               --------------------------
Financial or Yadkin shall declare any dividend payable in shares of HC Financial Common Stock or Yadkin Common Stock or shall subdivide, split, reclassify or combine the presently outstanding shares of HC Financial Common Stock or Yadkin Common Stock, then an appropriate and proportionate adjustment shall be made in the Merger Consideration to be issued in exchange for each of the shares of HC Financial Common Stock.

          (i) Dissenters. Any shareholder of HC Financial who properly exercises
              ----------
the right of dissent  and  appraisal  with  respect to the Merger as provided in
Section 55-13-02 of the North Carolina General Statutes ("Dissenters' Rights") shall be entitled to receive payment of the fair value of his or her shares of HC Financial Common Stock in the manner and pursuant to the procedures provided therein. Shares of HC Financial Common Stock held by persons who exercise Dissenters' Rights shall not be converted as described in Paragraph 1.05(a). However, if any shareholder of HC Financial who exercises Dissenters' Rights shall fail to perfect those rights, or effectively shall waive or lose such rights, then each of his or her shares of HC Financial Common Stock, at Yadkin's sole option, shall be deemed to have been converted into Non-Electing Shares and have the right to receive Merger Consideration as of the Effective Time as provided in Paragraph 1.05(a) hereof.

          1.06.  Bank Merger.  As soon as  practicable  following  the Effective
                 ------------
Time, High Country will be merged with and into Yadkin (the "Bank Merger") as provided in the plan of merger attached as Exhibit B to this Agreement (the "Plan of Bank Merger").

          1.07. Effect of Bank Merger;  Surviving Corporation.  At the Effective
                ----------------------
Time, and by reason of the Bank Merger, the separate corporate existence of High Country shall cease while the corporate existence of Yadkin as the surviving corporation in the Bank Merger shall continue with all of its purposes, objects, rights, privileges, powers and franchises, all of which shall be unaffected and unimpaired by the Bank Merger. Following the Bank Merger, Yadkin shall continue to operate as a North Carolina banking corporation and will conduct its business at the then legally established branch and main offices of Yadkin and High Country, and shall conduct business under the name "Yadkin Valley Bank and Trust Company" except in: (i) Watauga County, North Carolina; and (ii) such other market areas as determined by Yadkin, where Yadkin shall conduct business under the name "High Country Bank." The duration of the corporate existence of Yadkin, as the surviving corporation, shall be perpetual and unlimited.

          1.08 Articles of Incorporation, Bylaws and Management. The Articles of
               -------------------------------------------------
Incorporation and Bylaws of Yadkin in effect at the Effective Time shall be the Articles of Incorporation and Bylaws of Yadkin as the surviving corporation in each of the Merger and the Bank Merger. The directors of HC Financial and High Country named in Paragraph 5.01(f), who remain in office at the Effective Time shall be appointed to the Board of Directors of Yadkin, to hold such office until removed as provided by law or until the election or appointment of their respective successors. The President and Chief Executive Officer of HC Financial as of the date of this Agreement, provided he remains in office at the Effective Time, shall be named a Regional President of Yadkin to hold such office until removed as provided by law or until the election or appointment of his successor. The directors and officers of Yadkin in office at the Effective Time shall continue to hold such offices until removed as provided by law or until the election or appointment of their respective successors.

          1.09.  Closing;  Effective  Time. The closing of the Merger,  the Bank
                 --------------------------
Merger, and other transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Yadkin in Elkin, North Carolina, or at such other place as Yadkin and HC Financial may agree, on a date mutually agreeable to Yadkin and HC Financial (the "Closing Date") after the expiration of any and all required waiting periods following the effective date of required approvals of the Merger and the Bank Merger by Regulatory Authorities (as defined in Paragraph 2.06) (but in no event more than sixty (60) days following the expiration of all such required waiting periods). At the Closing, Yadkin, HC Financial and High Country shall each take such actions (including without limitation the delivery of certain closing documents and the execution of Articles of Merger and Articles of Bank Merger under North Carolina law) as are required by this Agreement and as otherwise shall be required by law to consummate the Merger and the Bank Merger and cause each to become effective.

          Subject to the terms and conditions set forth in this Agreement, the Merger shall become effective on the date and at the time (the "Effective Time") specified in the Articles of Merger, executed by Yadkin, and filed by it with the North Carolina Secretary of State in accordance with applicable law; provided, however, that the Effective Time shall in no event be more than ten
(10) days following the Closing Date. The Bank Merger shall become effective on the date and at the time specified in the Articles of Bank Merger containing the appropriate certificate of approval of the North Carolina Commissioner of Banks, executed by Yadkin and filed by it with the North Carolina Secretary of State in accordance with applicable law; provided, however, that Yadkin shall use its best efforts to cause the Bank Merger to become effective as soon as practicable following the Effective Time.

          1.10  Outstanding  Yadkin  Stock.  The  status of the shares of Yadkin
                ---------------------------
Common Stock that are outstanding immediately prior to the Effective Time shall not be affected by the Merger.

                                   ARTICLE II
                        REPRESENTATIONS AND WARRANTIES OF
                          HC Financial AND HIGH COUNTRY

          Except as otherwise specifically described in this Agreement or as "Previously Disclosed" (as such term is defined in Paragraph 10.13 hereof) by HC Financial and High Country to Yadkin, HC Financial and High Country hereby make the following representations and warranties to Yadkin:

          2.01.  Organization;  Standing;  Power. HC Financial is duly organized
                 -------------------------------
and incorporated, validly existing and in good standing as a corporation under the laws of the State of North Carolina and High Country is duly organized and incorporated, validly existing and in good standing as a banking corporation under the laws of the State of North Carolina. HC Financial and High Country each (i) has all requisite power and authority (corporate and other) to own, lease and operate its properties and to carry on its business as it now is being conducted; (ii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned, leased or operated by it therein, or in which the transaction of its business, makes such qualification necessary, except where failure so to qualify would not have a material adverse effect on HC Financial and High Country considered as one enterprise; and (iii) is not transacting business or operating any properties owned or leased by it in violation of any provision of federal, state or local law or any rule or regulation promulgated thereunder, except where such violation would not have a material adverse effect on HC Financial and High Country considered as one enterprise. High Country is an "insured depository institution" as defined in the Federal Deposit Insurance Act and applicable regulations thereunder. High Country is a member of the Federal Home Loan Bank ("FHLB") of Atlanta.

          2.02 Capital Stock.
               -------------

             (a) HC Financial's authorized capital stock consists of 5,000,000 shares of preferred stock, no par value ("HC Financial Preferred Stock") and 20,000,000 shares of common stock, no par value, one vote per share (the "HC Financial Common Stock") of which no more than 1,419,809 shares are issued and outstanding as of the date of this Agreement.

             Each outstanding share of HC Financial Common Stock: (i) has been duly authorized and is validly issued and outstanding, and is fully paid and nonassessable; and (ii) has not been issued in violation of the preemptive rights of any shareholder. The HC Financial Common Stock has been registered with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and HC Financial is subject to the registration and reporting requirements of the 1934 Act.

             (b) High Country's authorized capital stock consists of 20,000,000 shares of common stock, $5.00 par value, one vote per share (the "High Country Common Stock"), of which 1,416,822 shares are issued and outstanding as of the date of this Agreement.

          Each outstanding share of High Country Common Stock: (i) has been duly authorized and is validly issued and outstanding, and is fully paid and nonassessable (except to the extent provided in Section 53-42 of the North Carolina General Statutes); and (ii) has not been issued in violation of the preemptive rights of any shareholder.

          2.03.   Principal   Shareholders.   HC  Financial  owns  100%  of  the
                  -------------------------
outstanding High Country Common Stock. There are no outstanding shares of HC Financial Preferred Stock. No person or entity is known to management of HC Financial to beneficially own, directly or indirectly, more than 5% of the outstanding shares of HC Financial Common Stock.

          2.04.  Subsidiaries.  Except for High Country  Securities,  Inc., High
                 -------------
Country has no subsidiaries, direct or indirect, and, except for equity securities included in its investment portfolio at June 30, 2003, does not own any stock or other equity interest in any other corporation, service corporation, joint venture, partnership or other entity. High Country is the only subsidiary of HC Financial.

          2.05.  Convertible  Securities,   Options,  Etc.  Except  for  206,250
                 -----------------------------------------
outstanding options and 276,322 outstanding warrants to purchase shares of HC Financial Common Stock, HC Financial does not have any outstanding (i) securities or other obligations (including debentures or other debt instruments) which are convertible into shares of HC Financial Common Stock or any other securities of HC Financial; (ii) options, warrants, rights, calls or other commitments of any nature which entitle any person or entity to receive or acquire any shares of HC Financial Common Stock or any other securities of HC Financial; or (iii) plans, agreements or other arrangements pursuant to which shares of HC Financial Common Stock or any other securities of HC Financial, or options, warrants, rights, calls or other commitments of any nature pertaining to any securities of HC Financial, have been or may be issued.

          2.06. Authorization and Validity of Agreement. This Agreement has been
                ---------------------------------------
duly and validly adopted by the respective Boards of Directors of HC Financial and High Country. Subject only to approval of the shareholders of HC Financial in the manner required by law and receipt of all required approvals of governmental or regulatory authorities having statutory jurisdiction over Yadkin, HC Financial or High Country (collectively, the "Regulatory Authorities" or individually, a "Regulatory Authority") of the transactions described herein,
(i) HC Financial and High Country each has the corporate power and authority to execute and deliver this Agreement and to perform its obligations and agreements and carry out the transactions described in this Agreement; (ii) all corporate proceedings and approvals required to authorize HC Financial and High Country to enter into this Agreement and to perform their obligations and agreements and carry out the transactions described herein have been duly and properly completed or obtained; and (iii) this Agreement constitutes the valid and binding agreement of HC Financial and High Country enforceable in accordance with its terms, except to the extent enforceability may be limited by (A) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect which affect creditors' rights generally; (B) legal and equitable limitations on the availability of injunctive relief, specific performance and other equitable remedies; (C) general principles of equity and applicable laws or court decisions limiting the enforceability of indemnification provisions; and (D) the rights of the United States under the Federal Tax Lien Act of 1966, as amended.

          2.07.  Validity  of  Transactions;  Absence of  Required  Consents  or
                 ---------------------------------------------------------------
Waivers.  Except where the same would not have a material  adverse  effect on HC
-------
Financial or High Country, considered as one enterprise, and subject to approval of this Agreement by the shareholders of HC Financial in the manner required by law and receipt of required approvals of Regulatory Authorities, neither the execution and delivery of this Agreement, nor the consummation of the transactions described herein, nor compliance by HC Financial or High Country with any of the obligations or agreements contained herein, nor any action or inaction by HC Financial or High Country required herein, will: (i) conflict with or result in a breach of the terms and conditions of, or constitute a default or violation under any provision of, the Articles of Incorporation or Bylaws of either HC Financial or High Country, or any material contract, agreement, lease, mortgage, note, bond, indenture, license, or obligation or understanding (oral or written) to which HC Financial or High Country is bound or by which they or their business, capital stock or any of their properties or assets may be affected; (ii) result in the creation or imposition of any material lien, claim, interest, charge, restriction or encumbrance upon any of the properties or assets of HC Financial or High Country; (iii) violate any applicable federal or state statute, law, rule or regulation, or any judgment, order, writ, injunction or decree of any court, administrative or regulatory agency or governmental body, which violation will or may have a material adverse effect on HC Financial or High Country, their financial condition, results of operations, prospects, businesses, assets, loan portfolio, investments, properties or operations, or on HC Financial's or High Country's ability to consummate the transactions described herein or to carry on the business of HC Financial or High Country as presently conducted; (iv) result in the acceleration of any material obligation or indebtedness of HC Financial or High Country; or (v) materially interfere with or otherwise materially adversely affect HC Financial's or High Country's respective abilities to carry on their respective businesses as presently conducted.

          No consents, approvals or waivers are required to be obtained from any person or entity in connection with HC Financial's or High Country's execution and delivery of this Agreement, or the performance of their obligations or agreements or the consummation of the transactions described herein, except for required approvals of Regulatory Authorities and HC Financial's shareholders.

          2.08.  Books  and  Records  of  HC  Financial  and  High  Country.  HC
                 ----------------------------------------------------------
Financial's and High Country's books of account and business records have been maintained in all material respects in compliance with all applicable legal and accounting requirements, and such books and records are complete and reflect accurately in all material respects HC Financial's and High Country's items of income and expense and all of their assets, liabilities and stockholders' equity. The minute books of HC Financial and High Country are complete and accurately reflect in all material respects all corporate actions which their shareholders and boards of directors, and all committees thereof, have taken during the time periods covered by such minute books, and, all such minute books have been or will be made available to Yadkin and its representatives.

          2.09. Reports of HC Financial and High Country.  HC Financial and High
                ----------------------------------------
Country have filed all reports, registrations and statements, together with any amendments required to be made with respect thereto, that were required to be filed with (i) the North Carolina Commissioner of Banks (the "Commissioner"),
(ii) the Federal Deposit Insurance Corporation (the "FDIC"), (iii) the Securities and Exchange Commission (the "SEC"), (iv) the Board of Governors of the Federal Reserve System (the "FRB") and (v) any other Regulatory Authorities, except where the failure to file has not had and would not have a material adverse effect on HC Financial and High Country, taken as a whole. All such reports, registrations and statements filed by HC Financial and High Country with the Commissioner, the FDIC, the SEC or any other Regulatory Authorities are collectively referred to in this Agreement as the "High Country Reports." To the Best Knowledge (as such term is defined in Paragraph 10.14 hereof) of management of HC Financial and High Country, the High Country Reports complied in all material respects with all the statutes, rules and regulations enforced or promulgated by the Regulatory Authorities with which they were filed and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. HC Financial and High Country have not been notified that any such High Country Reports were deficient in any material respect as to form or content.

          2.10. HC Financial Financial Statements. HC Financial and High Country
                ---------------------------------
have Previously Disclosed to Yadkin a copy of HC Financial's and High Country's audited consolidated statements of financial condition as of December 31, 2002 and 2001, and its audited statements of income, stockholders' equity and cash flows for the years ended December 31, 2002 and 2001, together with notes thereto (collectively, the "High Country Audited Financial Statements"),
together with copies of High Country's unaudited consolidated statements of financial condition as of June 30, 2003, and unaudited statements of income and cash flows for the six-month periods ended June 30, 2003 and 2002 (collectively, the "High Country Interim Financial Statements"). Following the date of this Agreement, HC Financial promptly will deliver to Yadkin all other annual or interim financial statements prepared by or for HC Financial or High Country. The High Country Audited Financial Statements and the High Country Interim Financial Statements (i) were prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods indicated; (ii) are in accordance with HC Financial's and High Country's books and records; and (iii) present fairly in all material respects HC Financial's and High Country's consolidated financial condition, assets and liabilities, results of operations, changes in stockholders' equity and changes in cash flows as of the dates indicated and for the periods specified therein. The High Country Audited Financial Statements have been audited by Larrowe & Company PLC, which currently serves as both HC Financial's and High Country's independent certified public accountants.

          2.11.  Tax Returns and Other Tax Matters.  (i) HC  Financial  and High
                 ----------------------------------
Country have timely filed or caused to be filed all federal, state and local income tax returns and reports which are required by law to have been filed, and all such returns and reports were true, correct and complete and contained all material information required to be contained therein; (ii) all federal, state and local income, profits, franchise, sales, use, occupation, property, excise, withholding, employment and other taxes (including interest and penalties), charges and assessments which have become due from or been assessed or levied against HC Financial and High Country or their respective properties have been fully paid or, if not yet due, a reserve or accrual, which is adequate in all material respects for the payment of all such taxes to be paid and the obligation for such unpaid taxes, is reflected on the High Country Interim Financial Statements; (iii) the income, profits, franchise, sales, use, occupation, property, excise, withholding, employment and other tax returns and reports of HC Financial and High Country have not been subjected to audit by the Internal Revenue Service (the "IRS") or the North Carolina Department Revenue, and HC Financial and High Country have not received any indication of the pendency of any audit or examination in connection with any such tax return or report and, to the Best Knowledge of management of HC Financial and High Country, no such return or report is subject to adjustment; and (iv) HC Financial and High Country have not executed any waiver or extended the statute of limitations (or been asked to execute a waiver or extend a statute of limitations) with respect to any tax year, the audit of any such tax return or report, or the assessment or collection of any tax.

          2.12. Absence of Material Adverse Changes or Certain Other Events.
                ------------------------------------------------------------

             (a) Since June 30, 2003, HC Financial and High Country each has conducted its business only in the ordinary course, and there has been no material adverse change, and there has occurred no event or development, and, to the Best Knowledge of the management of HC Financial and High Country, there currently exists no condition or circumstance particular to HC Financial and High Country, which, with the lapse of time or otherwise, is likely to cause, create or result in a material adverse change in or affecting the financial condition of HC Financial and High Country considered as one enterprise or on their respective results of operations, prospects, business, assets, loan portfolio, investments, properties or operations considered as one enterprise.

             (b) Since June 30, 2003, and other than in the ordinary course of its business, neither HC Financial nor High Country have incurred any material liability, engaged in any material transaction, entered into any material agreement, increased the salaries, compensation or general benefits payable or provided to its employees, suffered any material loss, destruction or damage to any of its properties or assets, or made a material acquisition or disposition of any assets or entered into any material contract or lease.

          2.13.  Absence  of  Undisclosed  Liabilities.  HC  Financial  and High
                 --------------------------------------
Country do not have any material liabilities or obligations, whether known or unknown, matured or unmatured, accrued, absolute, contingent or otherwise, whether due or to become due (including without limitation tax liabilities or unfunded liabilities under employee benefit plans or arrangements), other than
(i) those reflected in the High Country Audited Financial Statements or High Country Interim Financial Statements, (ii) increases in deposit accounts in the ordinary course of business since June 30, 2003, or (iii) loan commitments in the ordinary course of business since June 30, 2003.

          2.14.  Compliance  with  Existing  Obligations.  HC Financial and High
                 ----------------------------------------
Country each has performed in all material respects all obligations required to be performed under, and are not in default in any material respect under, or in violation in any material respect of, the terms and conditions of its respective Articles of Incorporation, Bylaws, material contracts, agreements, leases, mortgages, notes, bonds, indentures, licenses, obligations, understandings or other undertakings (whether oral or written) to which each is bound or by which its business, operations, capital stock or any property or assets may be affected.

         2.15.    Litigation and Compliance with Law.
                  -----------------------------------

             (a) There are no material actions, suits, arbitrations, controversies or other proceedings or investigations (or, to the Best Knowledge of management of HC Financial and High Country, any facts or circumstances which reasonably could result in such), including without limitation any such action by any Regulatory Authority, which currently exist or are ongoing, pending or, to the Best Knowledge of management of HC Financial and High Country, are threatened, contemplated or probable of assertion, against, relating to or otherwise affecting HC Financial or High Country or any of their properties, assets or employees.

             (b) HC Financial and High Country have all licenses, permits, orders, authorizations or approvals ("Permits") of all federal, state, local or foreign governmental or regulatory agencies that are material to or necessary for the conduct of their business or to own, lease and operate their properties; all such Permits are in full force and effect; no violations have occurred with respect to any such Permits; and no proceeding is pending or, to the Best Knowledge of management of HC Financial and High Country, threatened or probable of assertion to suspend, cancel, revoke or limit any Permit.

             (c) Neither HC Financial nor High Country is subject to any supervisory agreement, enforcement order, writ, injunction, capital directive, supervisory directive, memorandum of understanding, cease and desist order, or other similar agreement, order, directive, memorandum or consent of, with or issued by any Regulatory Authority relating to financial condition, directors or officers, employees, operations, capital, regulatory compliance or any other matter; there are no judgments, orders, stipulations, injunctions, decrees or awards against HC Financial or High Country which limit, restrict, regulate, enjoin or prohibit in any material respect any present or past business or practice of HC Financial or High Country; and, HC Financial and High Country have not been advised and have no reason to believe that any Regulatory Authority or any court is contemplating, threatening or requesting the issuance of any such agreement, order, writ, injunction, directive, memorandum, judgment, stipulation, decree or award.

             (d) HC Financial and High Country are not in violation or default in any material respect under, and have complied in all material respects with, all laws, statutes, ordinances, rules, regulations, orders, writs, injunctions or decrees of any court or federal, state, municipal or other Regulatory Authority having jurisdiction or authority over it or its business operations, properties or assets (including without limitation all provisions of North Carolina law relating to usury, the Consumer Credit Protection Act, and all other federal and state laws and regulations applicable to extensions of credit by HC Financial or High Country). To the Best Knowledge of management of HC Financial and High Country, there is no basis for any material claim by any person or authority for compensation, reimbursement, damages or other penalties or relief for any violations described in this subparagraph (d).

         2.16.     Real Properties.
                   ----------------

             (a) HC Financial and High Country have Previously Disclosed to Yadkin a listing of all real property owned by HC Financial or High Country (including High Country's banking facilities and all other real estate or foreclosed properties, including improvements thereon, owned by HC Financial and/or High Country) (collectively, the "High Country Real Property") and all leases pertaining to any such Real Property to which HC Financial or High Country is a party (the "Real Property Leases"). With respect to each parcel of the High Country Real Property, HC Financial and High Country have good and marketable fee simple title to the High Country Real Property and own the same free and clear of all mortgages, liens, leases, encumbrances, title defects and exceptions to title other than (i) the lien of current taxes not yet due and payable, and (ii) such imperfections of title and restrictions, covenants and easements (including utility easements) which do not materially affect the value of the High Country Real Property or which do not and will not materially detract from, interfere with or restrict the present use of the High Country Real Property or any future use consistent therewith. With respect to each Real Property Lease (A) such lease is valid and enforceable in accordance with its terms, (B) there currently exists no circumstance or condition which constitutes an event of default by HC Financial or High Country (as lessor or lessee) or its respective lessor or which, with the passage of time or the giving of required notices will or could constitute such an event of default, and (C) subject to any required consent of HC Financial's or High Country's lessor, each such Real Property Lease may be assigned to Yadkin and the execution and delivery of this Agreement does not constitute an event of default thereunder.

             (b) The High Country Real Property complies in all material respects with all applicable federal, state and local laws, regulations, ordinances or orders of any governmental agency or regulatory authority (excluding Environmental Laws which are addressed by Paragraph 2.21 below), including those relating to zoning, building and use permits, and the parcels of the High Country Real Property upon which HC Financial's offices or High Country's banking or other offices are situated, or which are used by HC Financial or High Country in conjunction with their banking or other offices or for other purposes, may, under applicable zoning ordinances, be used for the purposes for which they currently are used as a matter of right rather than as a conditional or nonconforming use.

             (c) All improvements and fixtures included in or on the High Country Real Property are in good condition and repair, ordinary wear and tear excepted, and there does not exist any condition which in any material respect interferes with HC Financial's or High Country's respective use (or will interfere with Yadkin's future use consistent therewith after the Merger and the Bank Merger) or affects the economic value thereof.

         2.17.    Loans, Accounts, Notes and Other Receivables.
                  ---------------------------------------------

             (a) HC Financial has no loans, accounts, notes and other receivables reflected as assets on its books and records. All loans, accounts, notes and other receivables reflected as assets on High Country's books and records (i) have resulted from bona fide business transactions in the ordinary course of operations; (ii) in all material respects were made in accordance with High Country's standard practices and procedures; and (iii) are owned by High Country free and clear of all liens, encumbrances, assignments, participation or repurchase agreements or other exceptions to title or to the ownership or collection rights of any other person or entity.

             (b) All records of High Country regarding all outstanding loans, accounts, notes and other receivables, and all other real estate owned, are accurate in all material respects, and, each loan which High Country's loan documentation indicates is secured by any real or personal property or property rights ("Loan Collateral") is secured by valid, perfected and enforceable liens on all such Loan Collateral having the priority described in High Country's records of such loan.

             (c) Each loan reflected as an asset on High Country's books, and each guarantee therefor, is the legal, valid and binding obligation of the obligor or guarantor thereon, and no defense, offset or counterclaim has been asserted with respect to any such loan or guarantee.

             (d) HC Financial and High Country have Previously Disclosed to Yadkin (i) a written listing of each loan, extension of credit or other asset of High Country which, as of June 30, 2003, was classified by the Commissioner or the FDIC or by High Country as "Loss," "Doubtful," "Substandard" or "Special Mention" (or otherwise by words of similar import), or which High Country otherwise has designated as a special asset or for special handling or placed on any "watch list" because of concerns regarding the ultimate collectibility or deteriorating condition of such asset or any obligor or Loan Collateral therefor; and (ii) a written listing of each loan or extension of credit of High Country which, as of June 30, 2003, was past due more than 30 days as to the payment of principal or interest, or as to which any obligor thereon (including the borrower or any guarantor) otherwise was in default, was the subject of a proceeding in bankruptcy or has indicated any inability or intention not to repay such loan or extension of credit.

             (e) To the Best Knowledge of management of HC Financial and High Country, each of the loans and other extensions of credit of High Country (with the exception of those loans and extensions of credit specified in the written listings described in Paragraph 2.17(d) above) is collectible in the ordinary course of business in an amount which is not less than the amount at which it is carried on High Country's books and records.

             (f) High Country's reserve for possible loan losses (the "Loan Loss Reserve") has been established in conformity with GAAP, sound banking practices and all applicable requirements, rules and policies of the Commissioner and the FDIC and, in the best judgment of management of High Country, is reasonable in view of the size and character of High Country's loan portfolio, current economic conditions and other relevant factors, and is adequate to provide for losses relating to or the risk of loss inherent in High Country's loan portfolios and other real estate owned.

          2.18.  Securities  Portfolio  and  Investments.  HC Financial and High
                 ----------------------------------------
Country have Previously Disclosed to Yadkin a listing of all securities owned, of record or beneficially, by HC Financial and High Country as of June 30, 2003. All securities owned, of record or beneficially, by HC Financial and High Country are held free and clear of all mortgages, liens, pledges, encumbrances or any other restriction or rights of any other person or entity, whether contractual or statutory (other than customary pledges in the ordinary course of their business to secure public funds deposits), which would materially impair the ability of HC Financial or High Country to dispose freely of any such security or otherwise to realize the benefits of ownership thereof at any time. There are no voting trusts or other agreements or undertakings to which HC Financial or High Country is a party with respect to the voting of any such securities. With respect to all "repurchase agreements" under which HC Financial or High Country has "purchased" securities under agreement to resell, HC Financial or High Country has a valid, perfected first lien or security interest in the government securities or other collateral securing the repurchase agreement, and the value of the collateral securing each such repurchase agreement equals or exceeds the amount of the debt owed to HC Financial or High Country, as the case may be, which is secured by such collateral.

             Since June 30, 2003, there has been no material deterioration or adverse change in the quality, or any material decrease in the value, of the securities portfolio of HC Financial or that of High Country considered as one enterprise.

          2.19. Personal Property and Other Assets. All banking equipment,  data
                -----------------------------------
processing equipment, vehicles, and other personal property used by HC Financial or High Country and material to the operation of the business of either are owned by HC Financial or High Country free and clear of all liens, encumbrances, leases, title defects or exceptions to title. All personal property of HC Financial and High Country material to their business is in good operating condition and repair, ordinary wear and tear excepted.

          2.20. Patents and Trademarks. HC Financial and High Country each owns,
                -----------------------
possesses or has the right to use any and all patents, licenses, trademarks, trade names, copyrights, trade secrets and proprietary and other confidential information necessary to conduct its business as now conducted. HC Financial and High Country have not violated, and currently are not in conflict with, any patent, license, trademark, trade name, copyright or proprietary right of any other person or entity.

          2.21. Environmental Matters.
                ----------------------

             (a) As used in this Agreement, "Environmental Laws" shall mean, without limitation:

                (i) all federal, state and local statutes, regulations, ordinances, orders, decrees, and similar provisions having the force or effect of law for the protection of human health, natural resources, or the environment (including without limitation the Comprehensive Environmental Response, Compensation and Liability Act; the Superfund Amendment and Reauthorization Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Hazardous Materials Transportation Act; the Resource Conservation and Recovery Act; the Clean Water Act; the Clean Air Act; the Toxic Substances Control Act; the Oil Pollution Act; the Coastal Zone Management Act; any "Superfund" or "Superlien" law; the North Carolina Oil Pollution and Hazardous Substances Control Act; the North Carolina Water and Air Resources Act; and the North Carolina Occupational Safety and Health Act, including any amendments thereto from time to time); and,

                (ii) all common law concerning public health and safety, worker health and safety, and pollution or protection of the environment, including without limitation all standards of conduct and bases of obligations relating to the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, reporting, testing, processing, discharge, release, threatened release, control, or clean-up of any "Hazardous Substances" (as defined below).

             As used in this Agreement, "Hazardous Substance" shall mean any materials, substances, wastes, chemical substances, or mixtures presently listed, defined, designated, or classified as hazardous, toxic, or dangerous, or otherwise regulated, under any Environmental Laws, whether by type, quantity or concentration, including without limitation pesticides, pollutants, contaminants, toxic chemicals, oil, or other petroleum products, byproducts or additives, asbestos or materials containing (or presumed to contain) asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, lead, radon, methyl tertiary butyl ether ("MTBE") or radioactive material.

             (b) HC Financial and High Country have Previously Disclosed to Yadkin copies of all written reports, correspondence, notices or other information or materials, if any, in their possession pertaining to environmental surveys or assessments of the High Country Real Property, and any improvements thereon, or pertaining to any violation or alleged violation of Environmental Laws on, affecting or otherwise involving the High Country Real Property or involving HC Financial or High Country.

             (c) To the Best Knowledge of management of HC Financial and High Country after reasonable inquiry, there has been no presence, use, production, generation, handling, transportation, treatment, storage, disposal, emission, discharge, release, or threatened release of any Hazardous Substances by any person on, from or relating to the High Country Real Property which constitutes a violation of any Environmental Laws, or would require any removal, clean-up or remediation of any Hazardous Substances from, on or relating to the High Country Real Property under any Environmental Laws.

             (d) Neither HC Financial nor High Country has violated any Environmental Laws which violation would have a material adverse effect on HC Financial or High Country considered as one enterprise, and, to the Best Knowledge of management of HC Financial and High Country after reasonable inquiry, there has been no violation of any Environmental Laws by any other person or entity for whose liability or obligation with respect to any particular matter or violation HC Financial or High Country is or may be responsible or liable which would have a material adverse effect on HC Financial or High Country considered as one enterprise.

             (e) Neither HC Financial nor High Country is subject to any claims, demands, causes of action, suits, proceedings, losses, damages, penalties, liabilities, obligations, costs or expenses of any kind and nature which arise out of, under or in connection with, or which result from or are based upon the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, reporting, testing, processing, emission, discharge, release, threatened release, control, removal, clean-up or remediation of any Hazardous Substances on, from or relating to the High Country Real Property or by any person or entity.

             (f) To the Best Knowledge of management of HC Financial and High Country after reasonable inquiry, no facts, events or conditions relating to the High Country Real Property or the operations of HC Financial or High Country at any of its office locations, will prevent, hinder or limit continued substantial compliance with Environmental Laws, or give rise to any investigatory, emergency removal, remedial or corrective actions, obligations or liabilities pursuant to Environmental Laws.

             (g) To the Best Knowledge of management of HC Financial and High Country (it being understood by Yadkin that, for purposes of this representation, management of HC Financial and High Country has not undertaken a review of each of HC Financial's or High Country's loan files with respect to all Loan Collateral), (i) there has been no violation of any Environmental Laws by any person or entity (including any violation with respect to any Loan Collateral) for whose liability or obligation with respect to any particular matter or violation HC Financial or High Country is or may be responsible or liable; (ii) HC Financial and High Country are not subject to any claims, demands, causes of action, suits, proceedings, losses, damages, penalties, liabilities, obligations, costs or expenses of any kind and nature which arise out of, under or in connection with, or which result from or are based upon, the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, reporting, testing, processing, emission, discharge, release, threatened release, control, removal, clean-up or remediation of any Hazardous Substances on, from or relating to any Loan Collateral, by any person or entity; and (iii) there are no facts, events or conditions relating to any Loan Collateral that will give rise to any investigatory, emergency removal, remedial or corrective actions, obligations or liabilities (whether accrued, absolute, contingent, unliquidated or otherwise) pursuant to Environmental Laws.

          2.22.  Absence of  Brokerage or Finder's  Commissions.  Except for the
                 -----------------------------------------------
engagement of Smith Capital by HC Financial: (i) no person or firm has been retained by or has acted on behalf of, pursuant to any agreement, arrangement or understanding with, or under the authority of, HC Financial or High Country or their respective Boards of Directors, as a broker, finder or agent or has performed similar functions or otherwise is or may be entitled to receive or claim a brokerage fee or other commission in connection with or as a result of the transactions described herein; and, (ii) neither HC Financial nor High Country has agreed, or has any obligation, to pay any brokerage fee or other commission to any person or entity in connection with or as a result of the transactions described herein.

          2.23.  Material  Contracts.  Other than a benefit  plan or  employment
                 --------------------
agreement Previously Disclosed to Yadkin pursuant to Paragraph 2.25 hereof, neither HC Financial nor High Country is party to or bound by any agreement (i) involving money or other property in an amount or with a value in excess of $25,000; (ii) which is not to be performed in full within the twelve month period following the date of this Agreement; (iii) which calls for the provision of goods or services to HC Financial or High Country and cannot be terminated without material penalty upon written notice to the other party thereto; (iv) which is material to HC Financial or High Country and was not entered into in the ordinary course of business; (v) which involves hedging, options or any similar trading activity, or interest rate exchanges or swaps; (vi) which commits HC Financial or High Country to extend any loan or credit (with the exception of letters of credit, lines of credit and loan commitments extended in the ordinary course of High Country's business); (vii) which involves the sale of any assets of HC Financial or High Country which are used in and material to the operation of their business; (viii) which involves any purchase of real property, or which involves the purchase of any other assets in the amount of $10,000 or more in the case of any single transaction or $25,000 or more in the case of all such transactions; (ix) which involves the purchase, sale, issuance, redemption or transfer of any capital stock or other securities of HC Financial or High Country; or (x) with any director, officer or principal shareholder of HC Financial or High Country (including without limitation any consulting agreement, but not including any agreements relating to loans or other banking services which were made in the ordinary course of High Country's business and on substantially the same terms and conditions as were prevailing at that time for similar agreements with unrelated persons).

          Neither HC Financial nor High Country is in default in any material respect, and there has not occurred any event which with the lapse of time or giving of notice or both would constitute such a default, under any contract, lease, insurance policy, commitment or arrangement to which either HC Financial or High Country is a party or by which either HC Financial or High Country or property of HC Financial or High Country is or may be bound or affected or under which either HC Financial or High Country or property of HC Financial or High
Country receives benefits, where the consequences of such default would have a material adverse effect on the financial condition, results of operations, prospects, business, assets, loan portfolio, investments, properties or operations of HC Financial or High Country considered as one enterprise.

          2.24.  Employment Matters;  Employee Relations.  HC Financial and High
                 ----------------------------------------
Country have Previously Disclosed to Yadkin a listing of the names, years of credited service and current base salary or wage rates of all of their employees as of June 30, 2003. HC Financial and High Country (i) each have in all material respects paid in full to or accrued on behalf of all their respective directors, officers and employees all wages, salaries, commissions, bonuses, fees and other direct compensation for all labor or services performed by them to the date of this Agreement, and all vacation pay, sick pay, severance pay, overtime pay and other amounts for which it is obligated under applicable law or HC Financial's or High Country's existing agreements, benefit plans, policies or practices; and
(ii) are each in compliance with all applicable federal, state and local laws, statutes, rules and regulations with regard to employment and employment practices, terms and conditions, and wages and hours and other compensation matters. No person has asserted that HC Financial or High Country is liable in any amount for any arrearage in wages or employment taxes or for any penalties for failure to comply with any of the foregoing.

          There is no action, suit or proceeding by any person pending or, to the Best Knowledge of management of HC Financial or High Country, threatened, against HC Financial or High Country (or any employees of HC Financial or High Country), involving employment discrimination, sexual harassment, wrongful discharge or similar claims.

          Neither HC Financial nor High Country is party to or bound by any collective bargaining agreement with any of its employees, any labor union or any other collective bargaining unit or organization. There is no pending or, to the Best Knowledge of management of HC Financial and High Country, threatened labor dispute, work stoppage or strike involving HC Financial or High Country and any of their employees, or any pending or, to the Best Knowledge of management of HC Financial and High Country, threatened proceeding in which it is asserted that HC Financial or High Country has committed an unfair labor practice; and, to the Best Knowledge of management of HC Financial and High Country, there is no activity involving HC Financial, High Country, or any of their employees seeking to certify a collective bargaining unit or engaging in any other labor organization activity.

          2.25. Employment Agreements; Employee Benefit Plans.
                ----------------------------------------------

             (a) HC Financial and High Country have Previously Disclosed to Yadkin a true and complete list of all bonus, deferred compensation, pension, retirement, profit-sharing, thrift, savings, employee stock ownership, stock bonus, stock purchase, restricted stock and stock option plans; all employment and severance contracts; all medical, dental, health, and life insurance plans; all vacation, sickness and other leave plans, disability and death benefit plans; and all other employee benefit plans, contracts, or arrangements maintained or contributed to by HC Financial or High Country for the benefit of any employees, former employees, directors, former directors or any of their beneficiaries (collectively, the "High Country Plans"). True and complete copies of all High Country Plans, including, but not limited to, any trust instruments or insurance contracts, if any, forming a part thereof or applicable to the administration of any such High Country Plans or the assets thereof, and all amendments thereto, previously have been supplied to Yadkin. Except as Previously Disclosed, HC Financial and High Country do not maintain, sponsor, contribute to or otherwise participate in any "Employee Benefit Plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), any "Multi-employer Plan" within the meaning of Section 3(37) of ERISA, or any "Multiple Employer Welfare Arrangement" within the meaning of Section 3(40) of ERISA. Each High Country Plan which is an "employee pension benefit plan" within the meaning of Section 3(2) of ERISA and which is intended to be qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code") has received or applied for a favorable determination letter from the IRS to the effect that they are so qualified (or is entitled to rely upon the favorable determination letter issued to the prototype or volume submitter plan sponsor, if the plan utilizes a prototype or volume submitter document), and neither HC Financial nor High Country is aware of any circumstances reasonably likely to result in the revocation or denial of any such favorable determination letter. All reports and returns with respect to the High Country Plans (and any High Country Plans previously maintained by HC Financial or High Country) required to be filed with any governmental department, agency, service or other authority, including without limitation IRS Form 5500 (Annual Report), have been properly and timely filed.

             (b) All "Employee Benefit Plans" maintained by or otherwise covering employees or former employees of HC Financial or High Country, to the extent each is subject to ERISA, currently are, and at all times have been, in substantial compliance with all material provisions and requirements of ERISA, the noncompliance with which will not have a material adverse effect on HC Financial and High Country, considered as one enterprise. There is no pending or, to the Best Knowledge of management of HC Financial and High Country, threatened litigation relating to any High Country Plan or any employee benefit plan, contract or arrangement previously maintained by HC Financial or High Country. Neither HC Financial nor High Country has engaged in a transaction with respect to any High Country Plan that could subject HC Financial or High Country to a tax or penalty imposed by either Section 4975 of the Code or Section 502(i) of ERISA.

             (c) HC Financial and High Country have delivered to Yadkin a true, correct and complete copy (including copies of all amendments thereto) of each retirement plan maintained by either which is intended to be a plan qualified under Section 401(a) of the Code (collectively, the "High Country Retirement Plans"), together with true, correct and complete copies of the summary plan descriptions relating to the High Country Retirement Plans, the most recent determination letters received from the IRS regarding the High Country Retirement Plans, and the most recent Annual Reports (Form 5500 series) and related schedules, if any, for the High Country Retirement Plans.

                The High Country Retirement Plans are qualified under the provisions of Section 401(a) of the Code, the trusts under the High Country Retirement Plans are exempt trusts under Section 501(a) of the Code, and determination letters have been issued or applied for with respect to the High Country Retirement Plans to said effect, including determination letters covering the current terms and provisions of the High Country Retirement Plans unless the plan utilizes a prototype or volume submitter document, in which case the plan is entitled to rely upon the favorable determination letter issued to the prototype or volume submitter plan sponsor. There are no issues relating to said qualification or exemption of the High Country Retirement Plans currently pending before the IRS, the United States Department of Labor, the Pension Benefit Guarantee Corporation or any court. The High Country Retirement Plans and the administration thereof are (and have been since the establishment of the High Country Retirement Plans) in compliance in all material respects with all of the applicable requirements of ERISA, the Code and all other laws, rules and regulations applicable to the High Country Retirement Plans, the noncompliance with which will not have a material adverse effect on HC Financial and High Country considered as one enterprise. Without limiting the generality of the foregoing, all reports and returns with respect to the High Country Retirement Plans required to be filed with any governmental department, agency, service or other authority have been properly and timely filed. There are no issues or disputes with respect to the High Country Retirement Plans or the administration thereof currently existing between HC Financial, High Country, or any trustee or other fiduciary thereunder, and any governmental agency, any current or former employee of High Country or beneficiary of any such employee, or any other person or entity. No "reportable event" within the meaning of Section 4043 of ERISA has occurred at any time with respect to the High Country Retirement Plans.

             (d) No liability under subtitle C or D of Title IV of ERISA has been or, to the Best Knowledge of management of HC Financial and High Country, is expected to be incurred by HC Financial or High Country with respect to the High Country Retirement Plans or with respect to any other ongoing, frozen or terminated defined benefit pension plan currently or formerly maintained by HC Financial or High Country. HC Financial and High Country do not presently contribute, and have not contributed, to a "Multi-employer Plan." All contributions required to be made pursuant to the terms of each of the High Country Plans (including without limitation the High Country Retirement Plans and any other "pension plan" (as defined in Section 3(2) of ERISA, provided such plan is intended to qualify under the provisions of Section 401(a) of the Code) maintained by HC Financial or High Country have been timely made. Neither the High Country Retirement Plans nor any other "pension plan" maintained by HC Financial or High Country have an "accumulated funding deficiency" (whether or not waived) within the meaning of Section 412 of the Code or Section 302 of ERISA. HC Financial and High Country have not provided, and are not required to provide, security to any "pension plan" or to any "Single Employer Plan" pursuant to Section 401(a)(29) of the Code. Under the High Country Retirement Plans and any other "pension plan" maintained by HC Financial or High Country as of the last day of the most recent plan year ended prior to the date hereof, the actuarially determined present value of all "benefit liabilities," within the meaning of Section 4001(a)(16) of ERISA (as determined on the basis of the actuarial assumptions contained in the plan's most recent actuarial valuation) did not exceed the then current value of the assets of such plan, and there has been no material change in the financial condition of any such plan since the last day of the most recent plan year.

             (e) Except as provided in the terms of the High Country Retirement Plans themselves, there are no restrictions on the rights of HC Financial or High Country to amend or terminate any High Country Retirement Plan without incurring any liability thereunder. Neither the execution and delivery of this Agreement nor the consummation of the transactions described herein will, except as otherwise specifically provided in this Agreement, (i) result in any payment to any person (including without limitation any severance compensation or payment, unemployment compensation, "golden parachute" or "change in control" payment, or otherwise) becoming due under any plan or agreement to any director, officer, employee or consultant, (ii) increase any benefits otherwise payable under any plan or agreement, or (iii) result in any acceleration of the time of payment or vesting of any such benefit.

          2.26.  Insurance.  HC  Financial  and  High  Country  have  Previously
                 ---------
Disclosed to Yadkin a listing of each blanket bond, liability insurance, life insurance or other insurance policy in effect on June 30, 2003, and in which it was an insured party or beneficiary (each a "High Country Policy" and collectively the "High Country Policies"). The High Country Policies provide coverage in such amounts and against such liabilities, casualties, losses or risks as is customary or reasonable for entities engaged in the businesses of HC Financial and High Country or as is required by applicable law or regulation; and, in the reasonable opinion of management of HC Financial and High Country, the insurance coverage provided under the High Country Policies is reasonable and adequate in all material respects for HC Financial and High Country. Each of the High Country Policies is in full force and effect and is valid and enforceable in accordance with its terms, and is underwritten by an insurer of recognized financial responsibility and which is qualified to issue those policies in North Carolina; and, HC Financial and High Country have complied in all material respects with requirements (including the giving of required notices) under each such High Country Policy in order to preserve all rights thereunder with respect to all material matters. HC Financial and High Country are not in default under the provisions of, have not received notice of cancellation or nonrenewal of or any premium increase on, and have not failed to pay any premium on, any High Country Policy, and, to the Best Knowledge of management of HC Financial and High Country, there has not been any inaccuracy in any application for any High Country Policy. There are no pending claims with respect to any High Country Policy, and, to the Best Knowledge of management of HC Financial and High Country, there currently is no condition, and no event has occurred, that is reasonably likely to form the basis for any such claim.

          2.27. Insurance of Deposits.  All deposits of High Country are insured
                ----------------------
by the Bank Insurance Fund of the FDIC to the maximum extent permitted by law, all deposit insurance premiums due from High Country to the FDIC have been paid in full in a timely fashion, and no proceedings have been commenced or, to the Best Knowledge of management of High Country, are contemplated by the FDIC or otherwise to terminate such insurance.

          2.28.  Obstacles  to  Regulatory  Approval.  To the Best  Knowledge of
                 ------------------------------------
management of HC Financial and High Country, there exists no fact or condition (including High Country's record of compliance with the Community Reinvestment
Act) relating to HC Financial or High Country that may reasonably be expected to prevent or materially impede or delay Yadkin, HC Financial or High Country from obtaining the regulatory approvals required in order to consummate the transactions described in this Agreement; and, if any such fact or condition becomes known to HC Financial or High Country, HC Financial or High Country shall promptly (and in any event within three (3) days after obtaining such knowledge) give notice of such fact or condition to Yadkin in the manner provided herein.

          2.29. Disclosure.  To the Best Knowledge of management of HC Financial
                ----------
and High Country, no written statement, certificate, schedule, list or other written information furnished by or on behalf of HC Financial or High Country to Yadkin in connection with this Agreement and the transactions described herein, when considered as a whole, contains or has contained any untrue statement of a material fact or omits or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.


                                   ARTICLE III
                    REPRESENTATIONS AND WARRANTIES OF YADKIN

          Except as otherwise specifically provided in this Agreement or as "Previously Disclosed" (as defined in Paragraph 10.13 hereof) by Yadkin to HC Financial and High Country, Yadkin hereby makes the following representations and warranties to HC Financial and High Country.

          3.01. Organization;  Standing; Power. Yadkin (i) is duly organized and
                ------------------------------
incorporated, validly existing and in good standing as a banking corporation under the laws of the State of North Carolina; (ii) has all requisite power and authority (corporate and other) to own, lease and operate its properties and to carry on its business as it now is being conducted; (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned, leased or operated by it therein, or in which the transaction of its business, makes such qualification necessary, except where failure so to qualify would not have a material adverse effect on Yadkin; and
(iv) is not transacting business or operating any properties owned or leased by it in violation of any provision of federal, state or local law or any rule or regulation promulgated thereunder, except where such violation would not have a material adverse effect on Yadkin. Yadkin is an "insured depository institution" as defined in the Federal Deposit Insurance Act and applicable regulations thereunder. Yadkin is a member of the FHLB of Atlanta.

          3.02.  Capital Stock.  Yadkin's  authorized  capital stock consists of
                 -------------
20,000,000 shares of common stock, $1.00 par value (the "Yadkin Common Stock"), of which 8,727,454 shares are issued and outstanding as of the date of this Agreement.

          Each outstanding share of Yadkin Common Stock (i) has been duly authorized and is validly issued and outstanding, and is fully paid and nonassessable (except to the extent provided in Section 53-42 of the North Carolina General Statutes); and (ii) has not been issued in violation of the preemptive rights of any shareholder. The Yadkin Common Stock has been registered with the FDIC under the 1934 Act and Yadkin is subject to the registration and reporting requirements of the 1934 Act.

          3.03.  Principal  Shareholders.  No  person  or  entity  is  known  to
                 -----------------------
management of Yadkin to beneficially own, directly or indirectly, more than 5% of the outstanding shares of Yadkin Common Stock.

          3.04. Subsidiaries. Except for PBRE, Inc., Piedmont National Financial
                ------------
Services, Inc. and Yadkin Valley Investment Services, Inc., Yadkin has no subsidiaries, direct or indirect, and, except for equity securities included in its investment portfolio at June 30, 2003, does not own any stock or other equity interest in any other corporation, service corporation, joint venture, partnership or other entity.

          3.05. Convertible  Securities,  Options, Etc. Yadkin does not have any
                ---------------------------------------
outstanding (i) securities or other obligations (including debentures or other debt instruments) which are convertible into shares of Yadkin Common Stock or any other securities of Yadkin; (ii) options, warrants, rights, calls or other commitments of any nature which entitle any person or entity to receive or acquire any shares of Yadkin Common Stock or any other securities of Yadkin; or
(iii) plan, agreement or other arrangement pursuant to which shares of Yadkin Common Stock or any other securities of Yadkin, or options, warrants, rights, calls or other commitments of any nature pertaining to any securities of Yadkin, have been or may be issued.

          3.06. Authorization and Validity of Agreement. This Agreement has been
                ----------------------------------------
duly and validly adopted by Yadkin's Board of Directors. Subject only to approval of this Agreement by the shareholders of Yadkin in the manner required by law and required approvals of Regulatory Authorities of the transactions described herein; (i) Yadkin has the corporate power and authority to execute and deliver this Agreement and to perform its obligations and agreements and carry out the transactions described in this Agreement; (ii) all corporate proceedings and approvals required to authorize Yadkin to enter into this Agreement and to perform its obligations and agreements and carry out the transactions described herein have been duly and properly completed or obtained; and (iii) this Agreement constitutes the valid and binding agreement of Yadkin enforceable in accordance with its terms, except to the extent enforceability may be limited by (A) applicable bankruptcy, insolvency, reorganization; moratorium or similar laws from time to time in effect which affect creditors' rights generally, (B) legal and equitable limitations on the availability of injunctive relief, specific performance and other equitable remedies; (C) general principles of equity and applicable laws or court decisions limiting the enforceability of indemnification provisions; and (D) the rights of the United States under the Federal Tax Lien Act of 1966, as amended.

          3.07.  Validity  of  Transactions;  Absence of  Required  Consents  or
                 ---------------------------
Waivers. Except where the same would not have a material adverse effect on Yadkin and subject to approval of this Agreement by the shareholders of Yadkin in the manner required by law and receipt of required approvals of Regulatory Authorities, neither the execution and delivery of this Agreement, nor the consummation of the transactions described herein, nor compliance by Yadkin with any of its obligations or agreements contained herein, nor any action or inaction by Yadkin required herein, will (i) conflict with or result in a breach of the terms and conditions of, or constitute a default or violation under any provision of, the Articles of Incorporation or Bylaws of Yadkin, or any material contract, agreement, lease, mortgage, note, bond, indenture, license, or obligation or understanding (oral or written) to which Yadkin is bound or by which it or its business, capital stock or any of its properties or assets may be affected; (ii) result in the creation or imposition of any material lien, claim, interest, charge, restriction or encumbrance upon any of the properties or assets of Yadkin; (iii) violate any applicable federal or state statute, law, rule or regulation, or any judgment, order, writ, injunction or decree of any court, administrative or regulatory agency or governmental body, which violation will or may have a material adverse effect on Yadkin, its financial condition, results of operations, prospects, businesses, assets, loan portfolio, investments, properties or operations, or on Yadkin's ability to consummate the transactions described herein or to carry on the business of Yadkin as presently conducted; (iv) result in the acceleration of any material obligation or indebtedness of Yadkin; or (v) materially interfere with or otherwise materially adversely affect Yadkin's ability to carry on its businesses as presently conducted.

          No consents, approvals or waivers are required to be obtained from any person or entity in connection with Yadkin's execution and delivery of this Agreement, or the performance of its obligations or agreements or the consummation of the transactions described herein, except for required approvals of Yadkin's shareholders and of Regulatory Authorities.

          3.08. Yadkin Books and Records. Yadkin's books of account and business
                ------------------------
records have been maintained in all material respects in compliance with all applicable legal and accounting requirements, and such books and records are complete and reflect accurately in all material respects Yadkin's items of income and expense and all of its assets, liabilities and stockholders' equity. The minute books of Yadkin are complete and accurately reflect in all material respects all corporate actions which its shareholders and board of directors, and all committees thereof, have taken during the time periods covered by such minute books, and, all such minute books have been or will be made available to HC Financial and its representatives.

          3.09.  Yadkin Reports.  To the Best Knowledge of management of Yadkin,
                 ---------------
Yadkin has filed all reports, registrations and statements, together with any amendments required to be made with respect thereto, that were required to be filed with (i) the Commissioner, (ii) the FDIC, or (iii) any other Regulatory Authorities. All such reports, registrations and statements filed by Yadkin with the Commissioner, the FDIC or any other Regulatory Authorities are collectively referred to in this Agreement as the "Yadkin Reports." To the Best Knowledge of management of Yadkin, the Yadkin Reports complied in all material respects with all the statutes, rules and regulations enforced or promulgated by the Regulatory Authorities with which they were filed and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Yadkin has not been notified that any such Yadkin Reports were deficient in any material respect as to form or content.

          3.10. Yadkin Financial Statements.  Yadkin has Previously Disclosed to
                ---------------------------
HC Financial a copy of its audited statements of financial condition as of December 31, 2002 and 2001, and its audited statements of income, stockholders' equity and cash flows for the years ended December 31, 2002 and 2001, together with notes thereto (collectively, the "Yadkin Audited Financial Statements"), together with copies of Yadkin's unaudited statements of financial condition as of June 30, 2003, and unaudited statements of income and cash flows for the six-months months periods ended June 30, 2003 and 2002 (collectively, the "Yadkin Interim Financial Statements"). Following the date of this Agreement, Yadkin promptly will deliver to HC Financial all other annual or interim financial statements prepared by or for Yadkin. The Yadkin Audited Financial Statements and the Yadkin Interim Financial Statements (i) were prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated; (ii) are in accordance with Yadkin's books and records; and (iii) fairly present Yadkin's financial condition, assets and liabilities, results of operations, changes in stockholders' equity and changes in cash flows as of the dates indicated and for the periods specified therein. The Yadkin Audited Financial Statements were audited by Deloitte & Touche, LLP.

          3.11. Absence of Material Adverse Changes or Certain Other Events.
                ------------------------------------------------------------

             (a) Since June 30, 2003, Yadkin has conducted its businesses only in the ordinary course, and there has been no material adverse change, and there has occurred no event or development, and there currently exists no condition or circumstance, which, with the lapse of time or otherwise, is likely to cause, create or result in a material adverse change in or affecting the financial condition of Yadkin or its results of operations, prospects, business, assets, loan portfolio, investments, properties or operations.

             (b) Since June 30, 2003, and other than in the ordinary course of its business, Yadkin has not incurred any material liability, engaged in any material transaction, entered into any material agreement, increased the salaries, compensation or general benefits payable or provided to its employees, suffered any material loss, destruction or damage to any of its properties or assets, or made a material acquisition or disposition of any assets or entered into any material contract or lease.

          3.12. Litigation and Compliance with Law.
                -----------------------------------

             (a) There are no material actions, suits, arbitrations, controversies or other proceedings or investigations (or, to the Best Knowledge of management of Yadkin, any facts or circumstances which reasonably could result in such), including without limitation any such action by any Regulatory Authority, which currently exist or are ongoing, pending or, to the Best Knowledge of management of Yadkin, threatened, contemplated or probable of assertion, against, relating to or otherwise affecting Yadkin or any of its properties, assets or employees.

             (b) Yadkin has all Permits (as defined in Paragraph 2.15(b) hereof) of all federal, state, local or foreign governmental or regulatory agencies that are material to or necessary for the conduct of its business or to own, lease and operate its properties; all such Permits are in full force and effect; no violations have occurred with respect to any such Permits; and no proceeding is pending or, to the Best Knowledge of management of Yadkin, threatened or probable of assertion to suspend, cancel, revoke or limit any Permit.

             (c) Yadkin is not subject to any supervisory agreement, enforcement order, writ, injunction, capital directive, supervisory directive, memorandum of understanding or other similar agreement, order, directive, memorandum or consent of, with or issued by any Regulatory Authority relating to its financial condition, directors or officers, employees, operations, capital, regulatory compliance or any other matter; there are no judgments, orders, stipulations, injunctions, decrees or awards against Yadkin which limit, restrict, regulate, enjoin or prohibit in any material respect any present or past business or practice of Yadkin; and, Yadkin has not been advised nor has any reason to believe that any Regulatory Authority or any court is contemplating, threatening or requesting the issuance of any such agreement, order, writ, injunction, directive, memorandum, judgment, stipulation, decree or award.

             (d) To the Best Knowledge of management of Yadkin, Yadkin is not in violation or default in any material respect under, and it has complied in all material respects with, all laws, statutes, ordinances, rules, regulations, orders, writs, injunctions or decrees of any court or federal, state, municipal or other Regulatory Authority having jurisdiction or authority over it or its business operations, properties or assets (including without limitation all provisions of North Carolina law relating to usury, the Consumer Credit Protection Act, and all other federal and state laws and regulations applicable to extensions of credit by Yadkin). To the Best Knowledge of management of

Yadkin, there is no basis for any material claim by any person or authority for compensation, reimbursement, damages or other penalties or relief for any violations described in this subparagraph (d).


          3.13.  Patents and Trademarks.  To the Best Knowledge of management of
                 -----------------------
Yadkin, Yadkin owns, possesses or has the right to use any and all patents, licenses, trademarks, trade names, copyrights, trade secrets and proprietary and other confidential information necessary to conduct its business as now conducted. Yadkin has not violated, and currently is not in conflict with, any patent, license, trademark, trade name, copyright or proprietary right of any other person or entity.

          3.14.  Absence of  Brokerage  or Finders  Commissions.  Except for the
                 -----------------------------------------------
engagement of The Carson Medlin Company by Yadkin: (i) no person or firm has been retained by or has acted on behalf of, pursuant to any agreement, arrangement or understanding with, or under the authority of, Yadkin or its Board of Directors, as a broker, finder or agent or has performed similar functions or otherwise is or may be entitled to receive or claim a brokerage fee or other commission in connection with or as a result of the transactions described herein; and, (ii) Yadkin has not agreed, and has no obligation, to pay any brokerage fee or other commission to any person or entity in connection with or as a result of the transactions described herein.

          3.15.  Insurance.  Yadkin  currently  maintains  a  blanket  bond  and
                 ---------
policies of liability insurance and other insurance (the "Yadkin Policies"), which provide coverage in such amounts and against such liabilities, casualties, losses or risks as is customary or reasonable for entities engaged in the businesses of Yadkin or as is required by applicable law or regulation; and, in the reasonable opinion of management of Yadkin, the insurance coverage provided under the Yadkin Policies is reasonable and adequate in all material respects for Yadkin. Each of the Yadkin Policies is in full force and effect and is valid and enforceable in accordance with its terms, and is underwritten by an insurer of recognized financial responsibility and which is qualified to issue those policies in North Carolina; and, Yadkin has complied in all material respects with requirements (including the giving of required notices) under each of their Yadkin Policies in order to preserve all rights thereunder with respect to all material matters. Yadkin is not in default under the provisions of, has not received notice of cancellation or nonrenewal of or any premium increase on, and has not failed to pay any premium on any of the Yadkin Policies, and, to the Best Knowledge of management of Yadkin, there has not been any inaccuracy in any application for any of the Yadkin Policies. There are no pending claims with respect to any of the Yadkin Policies, and, to the Best Knowledge of management of Yadkin, there currently are no conditions, and there has occurred no event, that is reasonably likely to form the basis for any such claim.

          3.16. Insurance of Deposits. All deposits of Yadkin are insured by the
                ---------------------
Bank Insurance Fund of the FDIC to the maximum extent permitted by law, all deposit insurance premiums due from Yadkin to the FDIC have been paid in full in a timely fashion, and no proceedings have been commenced or, to the Best Knowledge of management of Yadkin, are contemplated, by the FDIC or otherwise, to terminate such insurance.

          3.17.  Obstacles  to  Regulatory  Approval.  To the Best  Knowledge of
                 -----------------------------------
management of Yadkin, there exists no fact or condition (including Yadkin's record of compliance with the Community Reinvestment Act) relating to Yadkin that may reasonably be expected to prevent or materially impede or delay HC Financial, High Country or Yadkin from obtaining the regulatory approvals required in order to consummate the transactions described in this Agreement; and, if any such fact or condition becomes known to Yadkin, Yadkin shall promptly (and in any event within three days after obtaining such Knowledge) give notice of such fact or condition to HC Financial in the manner provided herein.

          3.18.  Tax Returns and Other Tax Matters.  (i) Yadkin has timely filed
                 ----------------------------------
or caused to be filed all federal, state and local income tax returns and reports which are required by law to have been filed, and all such returns and reports were true, correct and complete and contained all material information required to be contained therein; (ii) all federal, state and local income, profits, franchise, sales, use, occupation, property, excise, withholding, employment and other taxes (including interest and penalties), charges and assessments which have become due from or been assessed or levied against Yadkin or its properties have been fully paid or, if not yet due, a reserve or accrual, which is adequate in all material respects for the payment of all such taxes to be paid and the obligation for such unpaid taxes, is reflected on the Yadkin Interim Financial Statements; (iii) the income, profits, franchise, sales, use, occupation, property, excise, withholding, employment and other tax returns and reports of Yadkin have not been subjected to audit by the Internal Revenue

Service (the "IRS") or the North Carolina Department of Revenue, and Yadkin has not received any indication of the pendency of any audit or examination in connection with any such tax return or report and, to the Best Knowledge of management of Yadkin, no such return or report is subject to adjustment; and
(iv) Yadkin has not executed any waiver or extended the statute of limitations (or been asked to execute a waiver or extend a statute of limitations) with respect to any tax year, the audit of any such tax return or report, or the assessment or collection of any tax.

          3.19. Real Properties.
                ----------------

             (a) With respect to each parcel of real property owned by Yadkin (including Yadkin's banking facilities and all other real estate or foreclosed properties, including improvements thereon, owned by Yadkin) (collectively, the "Yadkin Real Property"), Yadkin has good and marketable fee simple title to the Yadkin Real Property and owns the same free and clear of all mortgages, liens, leases, encumbrances, title defects and exceptions to title other than: (i) the lien of current taxes not yet due and payable; and (ii) such imperfections of title and restrictions, covenants and easements (including utility easements) which do not materially affect the value of the Yadkin Real Property or which do not and will not materially detract from, interfere with or restrict the present use of the Yadkin Real Property or any future use consistent therewith. With respect to each lease pertaining to any such Real Property to which Yadkin is a party (the "Real Property Leases): (A) such lease is valid and enforceable in accordance with its terms; (B) there currently exists no circumstance or condition which constitutes an event of default by Yadkin (as lessor or lessee) or its respective lessor or which, with the passage of time or the giving of required notices will or could constitute such an event of default; and (C) the execution and delivery of this Agreement does not constitute an event of default thereunder.

             (b) The Yadkin Real Property complies in all material respects with all applicable federal, state and local laws, regulations, ordinances or orders of any governmental agency or regulatory authority (excluding Environmental Laws which are addressed by Paragraph 3.23 below), including those relating to zoning, building and use permits, and the parcels of the Yadkin Real Property upon which Yadkin's banking or other offices are situated, or which are used by Yadkin in conjunction with their banking or other offices or for other purposes, may, under applicable zoning ordinances, be used for the purposes for which they currently are used as a matter of right rather than as a conditional or nonconforming use.

             (c) All improvements and fixtures included in or on the Yadkin Real Property are in good condition and repair, ordinary wear and tear excepted, and there does not exist any condition which in any material respect interferes with Yadkin's respective use or affects the economic value thereof.

          3.20. Loans, Accounts, Notes and Other Receivables.
                ---------------------------------------------

             (a) All loans, accounts, notes and other receivables reflected as assets on Yadkin's books and records (i) have resulted from bona fide business transactions in the ordinary course of operations; (ii) in all material respects were made in accordance with Yadkin's standard practices and procedures; and
(iii) are owned by Yadkin free and clear of all liens, encumbrances, assignments, participation or repurchase agreements or other exceptions to title or to the ownership or collection rights of any other person or entity.

             (b) All records of Yadkin regarding all outstanding loans, accounts, notes and other receivables, and all other real estate owned, are accurate in all material respects, and each loan which Yadkin's loan documentation indicates is secured by any real or personal property or property rights ("Loan Collateral") is secured by valid, perfected and enforceable liens on all such Loan Collateral having the priority described in Yadkin's records of such loan.

             (c) Each loan reflected as an asset on Yadkin's books, and each guarantee therefor, is the legal, valid and binding obligation of the obligor or guarantor thereon, and no defense, offset or counterclaim has been asserted with respect to any such loan or guarantee.

             (d) To the Best Knowledge of management of Yadkin, each of the loans and other extensions of credit of Yadkin (with the exception of those loans and extensions of credit which Yadkin has designated as a special asset or for special handling or placed on any "watch list" because of concerns regarding the ultimate collectibility or deteriorating condition of such asset or any obligor or Loan Collateral therefor) is collectible in the ordinary course of business in an amount which is not less than the amount at which it is carried on Yadkin's books and records.

             (e) Yadkin's reserve for possible loan losses (the "Loan Loss Reserve") has been established in conformity with GAAP, sound banking practices and all applicable requirements, rules and policies of the Commissioner and the FDIC and, in the best judgment of management of Yadkin, is reasonable in view of the size and character of Yadkin's loan portfolio, current economic conditions and other relevant factors, and is adequate to provide for losses relating to or the risk of loss inherent in Yadkin's loan portfolios and other real estate owned.

          3.21.  Securities Portfolio and Investments.  All securities owned, of
                 -------------------------------------
record or beneficially, by Yadkin are held free and clear of all mortgages, liens, pledges, encumbrances or any other restriction or rights of any other person or entity, whether contractual or statutory (other than customary pledges in the ordinary course of their business to secure public funds deposits), which would materially impair the ability of Yadkin to dispose freely of any such security or otherwise to realize the benefits of ownership thereof at any time. There are no voting trusts or other agreements or undertakings to which Yadkin is a party with respect to the voting of any such securities. With respect to all "repurchase agreements" under which Yadkin has "purchased" securities under agreement to resell, Yadkin has a valid, perfected first lien or security interest in the government securities or other collateral securing the repurchase agreement, and the value of the collateral securing each such repurchase agreement equals or exceeds the amount of the debt owed to Yadkin, as the case may be, which is secured by such collateral.

          Since June 30, 2003, there has been no material deterioration or adverse change in the quality, or any material decrease in the value, of the securities portfolio of Yadkin considered as one enterprise.

          3.22. Personal Property and Other Assets. All banking equipment,  data
                -----------------------------------
processing equipment, vehicles, and other personal property used by Yadkin and material to the operation of the business of Yadkin are owned by Yadkin free and clear of all liens, encumbrances, leases, title defects or exceptions to title. All personal property of Yadkin material to their business is in good operating condition and repair, ordinary wear and tear excepted.

          3.23. Environmental Matters.
                -----------------------

          (a) As used in this Agreement, "Environmental Laws" shall mean, without limitation:

             (i) all federal, state and local statutes, regulations, ordinances, orders, decrees, and similar provisions having the force or effect of law for the protection of human health, natural resources, or the environment (including without limitation the Comprehensive Environmental Response, Compensation and Liability Act; the Superfund Amendment and Reauthorization Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Hazardous Materials Transportation Act; the Resource Conservation and Recovery Act; the Clean Water Act; the Clean Air Act; the Toxic Substances Control Act; the Oil Pollution Act; the Coastal Zone Management Act; any "Superfund" or "Superlien" law; the North Carolina Oil Pollution and Hazardous Substances Control Act; the North Carolina Water and Air Resources Act; and the North Carolina Occupational Safety and Health Act, including any amendments thereto from time to time); and,

             (ii) all common law concerning public health and safety, worker health and safety, and pollution or protection of the environment, including without limitation all standards of conduct and bases of obligations relating to the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, reporting, testing, processing, discharge, release, threatened release, control, or clean-up of any "Hazardous Substances" (as defined below).

          As used in this Agreement, "Hazardous Substance" shall mean any materials, substances, wastes, chemical substances, or mixtures presently listed, defined, designated, or classified as hazardous, toxic, or dangerous, or otherwise regulated, under any Environmental Laws, whether by type, quantity or concentration, including without limitation pesticides, pollutants, contaminants, toxic chemicals, oil, or other petroleum products, byproducts or additives, asbestos or materials containing (or presumed to contain) asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, lead, radon, methyl tertiary butyl ether ("MTBE") or radioactive material.

             (b) Yadkin has Previously Disclosed to HC Financial and High Country copies of all written reports, correspondence, notices or other information or materials, if any, in their possession pertaining to environmental surveys or assessments of the Yadkin Real Property, and any improvements thereon, or pertaining to any violation or alleged violation of Environmental Laws on, affecting or otherwise involving the Yadkin Real Property or involving Yadkin.

             (c) To the Best Knowledge of management of Yadkin after reasonable inquiry, there has been no presence, use, production, generation, handling, transportation, treatment, storage, disposal, emission, discharge, release, or threatened release of any Hazardous Substances by any person on, from or relating to the Yadkin Real Property which constitutes a violation of any Environmental Laws, or would require any removal, clean-up or remediation of any Hazardous Substances from, on or relating to the Yadkin Real Property under any Environmental Laws.

             (d) Yadkin has not violated any Environmental Laws which violation would have a material adverse effect on Yadkin, and, to the Best Knowledge of management of Yadkin after reasonable inquiry, there has been no violation of any Environmental Laws by any other person or entity for whose liability or obligation with respect to any particular matter or violation Yadkin is or may be responsible or liable which would have a material adverse effect on Yadkin considered as one enterprise.

             (e) Yadkin is not is subject to any claims, demands, causes of action, suits, proceedings, losses, damages, penalties, liabilities, obligations, costs or expenses of any kind and nature which arise out of, under or in connection with, or which result from or are based upon the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, reporting, testing, processing, emission, discharge, release, threatened release, control, removal, clean-up or remediation of any Hazardous Substances on, from or relating to the Yadkin Real Property or by any person or entity.

             (f) To the Best Knowledge of management of Yadkin after reasonable inquiry, no facts, events or conditions relating to the Yadkin Real Property or the operations of Yadkin at any of its office locations, will prevent, hinder or limit continued substantial compliance with Environmental Laws, or give rise to any investigatory, emergency removal, remedial or corrective actions, obligations or liabilities pursuant to Environmental Laws.

             (g) To the Best Knowledge of management of Yadkin (it being understood by Yadkin that, for purposes of this representation, management of Yadkin has not undertaken a review of each of Yadkin's loan files with respect to all Loan Collateral), (i) there has been no violation of any Environmental Laws by any person or entity (including any violation with respect to any Loan Collateral) for whose liability or obligation with respect to any particular matter or violation Yadkin is or may be responsible or liable; (ii) Yadkin is not subject to any claims, demands, causes of action, suits, proceedings, losses, damages, penalties, liabilities, obligations, costs or expenses of any kind and nature which arise out of, under or in connection with, or which result from or are based upon, the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, reporting, testing, processing, emission, discharge, release, threatened release, control, removal, clean-up or remediation of any Hazardous Substances on, from or relating to any Loan Collateral, by any person or entity; and (iii) there are no facts, events or conditions relating to any Loan Collateral that will give rise to any investigatory, emergency removal, remedial or corrective actions, obligations or liabilities (whether accrued, absolute, contingent, unliquidated or otherwise) pursuant to Environmental Laws.

          3.24.  Employment Matters;  Employee Relations.  Yadkin (i) has in all
                 ----------------------------------------
material respects paid in full to or accrued on behalf of all its directors, officers and employees all wages, salaries, commissions, bonuses, fees and other direct compensation for all labor or services performed by them to the date of this Agreement, and all vacation pay, sick pay, severance pay, overtime pay and other amounts for which it is obligated under applicable law or Yadkin's existing agreements, benefit plans, policies or practices; and (ii) is in compliance with all applicable federal, state and local laws, statutes, rules and regulations with regard to employment and employment practices, terms and conditions, and wages and hours and other compensation matters; and, no person has asserted that Yadkin is liable in any amount for any arrearage in wages or employment taxes or for any penalties for failure to comply with any of the foregoing.

             There is no action, suit or proceeding by any person pending or, to the Best Knowledge of management of Yadkin, threatened, against Yadkin (or any employees of Yadkin), involving employment discrimination, sexual harassment, wrongful discharge or similar claims.

             Yadkin is not party to or bound by any collective bargaining agreement with any of its employees, any labor union or any other collective bargaining unit or organization. There is no pending or, to the Best Knowledge of management of Yadkin, threatened labor dispute, work stoppage or strike involving Yadkin and any of its employees, or any pending or, to the Best Knowledge of management of Yadkin, threatened proceeding in which it is asserted that Yadkin has committed an unfair labor practice; and, to the Best Knowledge of management of Yadkin, there is no activity involving Yadkin, or its employees seeking to certify a collective bargaining unit or engaging in any other labor organization activity.

          3.25.  Compliance with Existing  Obligations.  Yadkin has performed in
                 --------------------------------------
all material respects all obligations required to be performed by it under, and it is not in default in any material respect under, or in violation in any material respect of, the terms and conditions of its Articles of Incorporation, Bylaws, material contracts, agreements, leases, mortgages, notes, bonds, indentures, licenses, obligations, understandings or other undertakings (whether oral or written) to which it is bound or by which its business, operations, capital stock or any property or asset may be affected.

          3.26.  Disclosure.  To the Best Knowledge of management of Yadkin,  no
                 ----------
written statement, certificate, schedule, list or other written information furnished by or on behalf of Yadkin to HC Financial or High Country in connection with this Agreement and the transactions described herein, when considered as a whole, contains or has contained any untrue statement of a material fact or omits or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          3.27.  Absence of  Undisclosed  Liabilities.  Yadkin does not have any
                 -------------------------------------
material liabilities or obligations, whether known or unknown, matured or unmatured, accrued, absolute, contingent or otherwise, whether due or to become due (including without limitation tax liabilities or unfunded liabilities under employee benefit plans or arrangements), other than (i) those reflected in the Yadkin Audited Financial Statements or Yadkin Interim Financial Statements, (ii) increases in deposit accounts in the ordinary course of business since June 30, 2003, or (iii) loan commitments in the ordinary course of business since June 30, 2003.


                                   ARTICLE IV
                   COVENANTS OF HC Financial AND HIGH COUNTRY

          4.01.  Affirmative  Covenants of HC  Financial  and High  Country.  HC
                 -----------------------------------------------------------
Financial and High Country hereby covenant and agree as follows with Yadkin:

             (a) High Country  Shareholders'  Meeting.  HC  Financial  agrees to
                 -------------------------------------
cause a meeting of its shareholders (the "High Country Shareholders Meeting") to be duly called and held as soon as practicable after the date of this Agreement for the purpose of voting by HC Financial's shareholders on the approval of this Agreement and the Merger. In connection with the call and conduct of, and all other matters relating to the High Country Shareholders Meeting (including the solicitation of proxies), HC Financial will comply in all material respects with all provisions of applicable law and regulations and with its Articles of Incorporation and Bylaws.

             Unless, due to a material change in circumstances after the date hereof, HC Financial's Board of Directors reasonably believes in good faith, based on the written opinion of its legal counsel, that such a recommendation would violate the directors' duties or obligations as such to HC Financial or to its shareholders, HC Financial covenants that its Board of Directors will recommend and actively encourage HC Financial's shareholders to vote their shares of HC Financial Common Stock at the High Country Shareholders Meeting in favor of approval of this Agreement, the Merger, and the Proxy Statement will so indicate and state that HC Financial's Board of Directors considers the Merger to be advisable and in the best interests of HC Financial and its shareholders. In furtherance of such covenant, each director of HC Financial will execute this Agreement as an inducement to Yadkin to enter into this Agreement and by the execution hereof, each HC Financial director agrees, absent the aforesaid opinion of counsel, to vote his or her shares to approve this Agreement and the Merger.

             (b) Conduct of Business Prior to Effective Time.  While the parties
                 --------------------------------------------
recognize that the operation of HC Financial until the Effective Time is the responsibility of HC Financial's Board of Directors and officers and that the operation of High Country until the Effective Time is the responsibility of High Country's Board of Directors and officers, HC Financial and High Country agree that, between the date of this Agreement and the Effective Time, and except as otherwise provided herein or expressly agreed to in writing by Yadkin's President, HC Financial and High Country will carry on their business in and only in the regular and usual course in substantially the same manner as such business heretofore was conducted, and, to the extent consistent with such business and within its ability to do so, HC Financial and High Country each agrees that it will:

             (i) preserve intact its present business organization, keep available its present officers and employees, and preserve its relationships with customers, depositors, creditors, correspondents, suppliers, and others having business relationships with it;

             (ii) maintain all of its properties and equipment in customary repair, order and condition, ordinary wear and tear excepted;

             (iii) maintain its books of account and records in the usual, regular and ordinary manner in accordance with sound business practices applied on a consistent basis;

             (iv) comply in all material respects with all laws, rules and regulations applicable to it, its properties, assets or employees and to the conduct of its business;

             (v) not change its policies or procedures, including existing loan underwriting guidelines, in any material respect except as may be required by law;

             (vi) continue to maintain in force insurance such as is described in Paragraph 2.26 hereof; not modify any bonds or policies of insurance in effect as of the date hereof unless the same, as modified, provides substantially equivalent coverage; and, not cancel, allow to be terminated or, to the extent available, fail to renew, any such bond or policy of insurance unless the same is replaced with a bond or policy providing substantially equivalent coverage; and,

             (vii)  promptly  provide  to  Yadkin  such  information  about  its financial condition, results of operations, prospects, businesses, assets, loan portfolio, investments, properties, employees or operations, as Yadkin reasonably shall request.

          (c) Periodic  Financial and Other  Information.  Following the date of
              -------------------------------------------
this Agreement and until the Effective Time, HC Financial and High Country will deliver to Yadkin, promptly after each is available:

             (i) an income statement and a statement of condition after each month end;

             (ii) a copy of all interim financial statements after each quarter end;

             (iii) a copy of each report, registration, statement, or other communication or regulatory filing made with or to any Regulatory Authority simultaneous with the filing or making thereof;

             (iv) information regarding each new extension of credit in excess of $250,000 (other than a loan secured by a first lien on a one-to-four family principal residence which is being made for the purchase or refinancing of that residence) after issuance of a commitment on such loan;

             (v) an analysis of the Loan Loss Reserve and management's assessment of the adequacy of the Loan Loss Reserve, which analysis and assessment shall include a list of all classified or "watch list" loans, along with the outstanding balance and amount specifically allocated to the Loan Loss Reserve for each such classified or "watch list" Loan, all within ten business days after each calendar month end; and,

             (vi) the following information with respect to loans and other extensions of credit (such assets being referred to in this Agreement as "Loans") as of, and within ten business days following, each calendar month end:

          (A) a list of Loans past due for 30 days or more as to principal or interest;

          (B) a list of Loans in nonaccrual status;

          (C) a list of all Loans without principal reduction for a period of longer than one year;

          (D) a list of all foreclosed real property or other real estate owned and all repossessed personal property;

          (E) a list of each reworked or restructured Loan still outstanding, including original terms, restructured terms and status; and

          (F) a list of any  actual or  threatened  litigation  by or against HC
Financial or High Country pertaining to any Loan or credit, which list shall contain a description of circumstances surrounding such litigation, its present status and management's evaluation of such litigation.

          (d) Notice of Certain  Changes or Events.  Following  the execution of
              -------------------------------------
this Agreement and up to the Effective Time, HC Financial or High Country promptly will notify Yadkin in writing of and provide to it such information as it shall request regarding (i) any material adverse change in HC Financial's or High Country's financial condition, results of operations, prospects, business, assets, loan portfolio, investments, properties or operations, or of the actual or prospective occurrence of any condition or event which, with the lapse of time or otherwise, is likely to cause, create or result in any such material adverse change; or of (ii) the actual or prospective existence or occurrence of any condition or event which, with the lapse of time or otherwise, has caused or is likely to cause any statement, representation or warranty of HC Financial or High Country herein to be or become inaccurate, misleading or incomplete in any material respect, or which has resulted or is likely to cause, create or result in the breach or violation in any material respect of any of HC Financial's or High Country's covenants or agreements contained herein or in the failure of any of the conditions described in Paragraphs 7.01 or 7.02 hereof.

          (e) Accruals for Loan Loss Reserve and Expenses. HC Financial and High
              --------------------------------------------
Country will cooperate with Yadkin and will make such appropriate accounting entries in their books and records and take such other actions as HC Financial and High Country shall, in their sole discretion, deem to be necessary or desirable in anticipation of the Merger, including without limitation additional provisions to High Country's Loan Loss Reserve or accruals or the creation of reserves for employee benefits and expenses related to the transactions described in this Agreement; provided, however, that notwithstanding any provision of this Agreement to the contrary, and except as otherwise agreed to by HC Financial and Yadkin, HC Financial and High Country shall not be required to make any such accounting entries until immediately prior to the Effective Time.

          (f) Consents to  Assignment  of Leases.  HC Financial and High Country
              -----------------------------------
will use its best efforts to obtain all required consents of their lessors to the assignment to Yadkin of HC Financial's and High Country's rights and obligations under any personal property leases, each of which consents shall be in such form as shall be specified by Yadkin.

             (g)  Access.  HC  Financial  and High  Country  each  agrees  that,
                  ------
following the date of this Agreement and to and including the Effective Time, it will provide Yadkin and its employees, accountants, legal counsel, environmental consultants or other representatives access to all its books, records, files and other information (whether maintained electronically or otherwise), to all its properties and facilities, and to all its employees, accountants, legal counsel and consultants, as Yadkin shall, in its sole discretion, consider to be necessary or appropriate; provided, however, that any investigation or reviews conducted by or on behalf of Yadkin shall be performed in such a manner as will not interfere unreasonably with HC Financial's or High Country's normal operations or with their relationships with their customers or employees, and shall be conducted in accordance with procedures established by the parties.

             (h) Deposit  Liabilities.  Following the date of this Agreement and
                 --------------------
up to the Effective Time, High Country will make pricing decisions with respect to its deposit accounts in a manner consistent with its past practices based on competition and prevailing market rates in its banking markets and will give Yadkin three days notice after any changes in the pricing of its deposit accounts.

             (i) Further Action;  Instruments of Transfer. HC Financial and High
                 ----------------------------------------
Country each covenants and agrees with Yadkin that it: (i) will use its best efforts in good faith to take or cause to be taken all action required of it under this Agreement as promptly as practicable so as to permit the consummation of the transactions described herein at the earliest possible date; (ii) shall perform all acts and execute and deliver to Yadkin all documents or instruments required herein, or as otherwise shall be reasonably necessary or useful to or requested by Yadkin, in consummating such transactions; and, (iii) will cooperate with Yadkin in every way in carrying out, and will pursue diligently the expeditious completion of, such transactions.

          4.02.  Negative Covenants of HC Financial and High Country.  Except as
                 ---------------------------------------------------
Previously Disclosed or as may otherwise be required by governmental or regulatory authority or law, HC Financial and High Country hereby covenant and agree that, between the date hereof and the Effective Time, neither will do any of the following things or take any of the following actions without the prior written consent and authorization of Yadkin's President.

             (a) Amendments to Articles of Incorporation  or Bylaws.  Neither HC
                 --------------------------------------------------
Financial nor High Country will amend its Articles of Incorporation or Bylaws.

             (b) Change in Capital Stock.  Neither HC Financial nor High Country
                 -----------------------
will (i) make any change in its authorized capital stock, or create any other or additional authorized capital stock or other securities; or (ii) issue (including any issuance of shares pursuant to a stock dividend or any issuance of any securities convertible into capital stock), sell, purchase, redeem, retire, reclassify, combine or split any shares of its capital stock or other securities, or enter into any agreement or understanding with respect to any such action. However, notwithstanding anything contained herein to the contrary, HC Financial shall be permitted to issue shares of HC Financial Common Stock in conjunction with the exercise of outstanding options and warrants referred to in Paragraph 2.05 hereof.

             (c) Options,  Warrants and Rights.  HC Financial  will not grant or
                 ------------------------------
issue any options, warrants, calls, puts or other rights of any kind relating to the purchase, redemption or conversion of shares of its capital stock or any other securities (including securities convertible into capital stock) or enter into any agreement or understanding with respect to any such action.

             (d)  Dividends.  HC Financial will not declare or pay any dividends
                  ---------
on its outstanding shares of capital stock or make any other distributions on or in respect of any shares of its capital stock or otherwise to its shareholders.

             (e) Employment,  Benefit or Retirement  Agreements or Plans. Except
                 --------------------------------------------------------
as required by law, neither HC Financial nor High Country will: (i) enter into or become bound by any oral or written contract, agreement or commitment for the employment or compensation of any director, officer, employee or consultant which is not immediately terminable by HC Financial or High Country without cost or other liability on no more than 30 days' notice; (ii) adopt, enter into or become bound by any new or additional profit-sharing, bonus, incentive, change in control or "golden parachute," stock option, stock purchase, pension, retirement, insurance (hospitalization, life or other), paid leave (sick leave, vacation leave or other) or similar contract, agreement, commitment, understanding, plan or arrangement (whether formal or informal) with respect to or which provides for benefits for any of its current or former directors, officers, employees or consultants; or (iii) enter into or become bound by any contract with or commitment to any labor or trade union or association or any collective bargaining group.

             (f) Increase in  Compensation;  Bonuses.  Neither HC Financial  nor
                 ------------------------------------
High Country will increase the compensation or benefits of, or pay any bonus or other special or additional compensation to, any of its directors, officers, employees or consultants. However, notwithstanding anything contained herein to the contrary, prior to the Effective Time HC Financial and High Country may make routine increases in the salaries of their employees at such times and in such amounts as shall be consistent with their customary salary administration and review policies and procedures.

             (g)  Accounting  Practices.  Neither HC Financial  nor High Country
                  ----------------------
will make any changes in its accounting methods, practices or procedures or in depreciation or amortization policies, schedules or rates heretofore applied (except as required by GAAP or governmental regulations).

             (h) Acquisitions;  Additional Branch Offices.  Neither HC Financial
                 -----------------------------------------
nor High Country will directly or indirectly (i) acquire or merge with, or acquire any branch or all or any significant part of the assets of, any other person or entity; (ii) open any new branch office; or (iii) enter into or become bound by any contract, agreement, commitment or letter of intent relating to, or otherwise take or agree to take any action in furtherance of, any such transaction or the opening of a new branch office.

             (i)  Changes in  Business  Practices.  Except as may be required by
                  --------------------------------
Regulatory Authorities or any other governmental or regulatory agency, or as shall be required by applicable law, regulation or this Agreement, HC Financial and High Country will not (i) change in any material respect the nature of their business or the manner in which they conduct their business; (ii) discontinue any material portion or line of their business; or (iii) change in any material respect their lending, investment, asset-liability management or other material banking or business policies.

             (j) Exclusive Merger Agreement. Unless, due to a material change in
                 --------------------------
circumstances after the date hereof, HC Financial's Board of Directors reasonably believes in good faith, based on the written opinion of its legal counsel, that any such action or inaction would violate the directors' duties or obligations as such to HC Financial or to its shareholders, HC Financial will not, directly, or indirectly through any person or entity: (i) encourage, solicit or attempt to initiate or procure discussions, negotiations or offers with or from any person or entity (other than Yadkin) relating to a merger or other acquisition of HC Financial or High Country or the purchase or acquisition of any stock of HC Financial or High Country, any branch office of High Country or all or any significant part of HC Financial's or High Country's assets (any of the above being a "Transaction"), or provide assistance to any person in connection with any such offer; (ii) except to the extent required by law, disclose to any person or entity any information not customarily disclosed to the public concerning HC Financial or its business or High Country or its business, or afford to any other person or entity (other than Yadkin) access to its properties, facilities, books or records; (iii) enter into or become bound by any contract, agreement, commitment or letter of intent relating to, or otherwise take or agree to take any action in furtherance of, any such Transaction; or (iv) consummate a Transaction.

          (k)  Acquisition or  Disposition  of Assets.  Neither HC Financial nor
               ---------------------------------------
High Country will:

             (i) Sell or lease (as lessor), or enter into or become bound by any contract, agreement, option or commitment relating to the sale, lease (as lessor) or other disposition of, any real estate in any amount;

             (ii) Sell or lease (as lessor), or enter into or become bound by any contract, agreement, option or commitment relating to the sale, lease (as lessor) or other disposition of, any equipment or any other fixed or capital asset (other than real estate) having a book value or a fair market value, whichever is greater, of more than $10,000 for any individual item or asset, or more than $25,000 in the aggregate for all such items or assets;

             (iii) Purchase or lease (as lessee), or enter into or become bound by any contract, agreement, option or commitment relating to the purchase, lease (as lessee) or other acquisition of, any real property in any amount;

             (iv) Purchase or lease (as lessee), or enter into or become bound by any contract, agreement, option or commitment relating to the purchase, lease (as lessee) or other acquisition of, any equipment or any other fixed asset (other than real estate) having a purchase price, or involving aggregate lease payments, in excess of $10,000 for any individual item or asset, or more than $25,000 in the aggregate for all such items or assets;

             (v) Enter into any purchase or other commitment or contract for supplies or services which obligates HC Financial or High Country for a period longer than six (6) months;

             (vi) Except in the ordinary course of its business consistent with its past practices, sell, purchase or repurchase, or enter into or become bound by any contract, agreement, option or commitment to sell, purchase or repurchase, any loan or other receivable or any participation in any loan or other receivable; or

             (vii) Except in the ordinary course of its business consistent with its past practices, sell or dispose of, or enter into or become bound by any contract, agreement, option or commitment relating to the sale or other disposition of, any other asset (whether tangible or intangible, and including without limitation any trade name, trademark, copyright, service mark or intellectual property right or license), or assign its right to or otherwise give any other person its permission or consent to use or do business under the corporate name of HC Financial or High Country or any name similar thereto, or release, transfer or waive any license or right granted to it by any other person or entity to use any trademark, trade name, copyright, service mark or intellectual property right.

          (l) Debt;  Liabilities.  Except in the ordinary course of its business
              -------------------
consistent with its past practices,  neither HC Financial nor High Country will:
(i) enter into or become bound by any promissory note, loan agreement or other agreement or arrangement pertaining to the borrowing of money; (ii) assume, guarantee, endorse or otherwise become responsible or liable for any obligation of any other person or entity; or (iii) incur any other liability or obligation (absolute or contingent).

          (m) Liens;  Encumbrances.  Neither HC Financial  nor High Country will
              ---------------------
mortgage, pledge or subject any of its assets to, or permit any of its assets to become or, except for those liens or encumbrances Previously Disclosed to Yadkin, remain subject to, any lien or any other encumbrance (other than in the ordinary course of business consistent with its past practices in connection with securing public funds deposits or repurchase agreements).

          (n)  Waiver of Rights.  Neither HC  Financial  nor High  Country  will
               ----------------
waive, release or compromise any rights in its favor against or with respect to any of its officers, directors or shareholders or members of families of officers, directors or shareholders, nor will HC Financial or High Country waive, release or compromise any material rights against or with respect to any other person or entity except in the ordinary course of business and in good faith for fair value in money or money's worth.

          (o) Other Contracts.  Neither HC Financial nor High Country will enter
              ----------------
into or become bound by any contracts, agreements, commitments or understandings (other than those permitted elsewhere in this Paragraph 4.02): (i) for or with respect to any charitable contributions exceeding $5,000 in the aggregate; (ii) with any governmental agency or Regulatory Authority; (iii) pursuant to which HC Financial or High Country would assume, guarantee, endorse or otherwise become liable for the debt, liability or obligation of any other person or entity; (iv) which is entered into other than in the ordinary course of its business; or (v) which, in the case of any one contract, agreement, commitment or understanding, and whether or not in the ordinary course of its business, would obligate or commit HC Financial or High Country to make expenditures over any period of time of more than $5,000 (other than contracts, agreements, commitments or understandings entered into in the ordinary course of High Country's lending operations).

          (p)  Aggregate  Deposit  Liabilities.  High  Country will not take any
               -------------------------------
actions designed to materially increase or decrease the aggregate level of its deposits as they exist on the date of this Agreement.

          (q) Foreclosures.  Except in ordinary course of business in connection
              ------------
with any foreclosure of a mortgage or deed of trust securing a loan, neither HC Financial nor High Country will bid for or purchase any real property which is covered by that mortgage or deed of trust or which is the subject of that foreclosure.


                                    ARTICLE V
                               COVENANTS OF YADKIN

          5.01.  Affirmative  Covenants of Yadkin.  Yadkin hereby  covenants and
                 ---------------------------------
agrees as follows with HC Financial and High Country:

             (a) Yadkin Shareholders' Meeting.  Yadkin agrees to cause a meeting
                 ----------------------------
of its shareholders (the "Yadkin Shareholders Meeting") to be duly called and held as soon as practicable after the date of this Agreement for the purpose of voting by Yadkin's shareholders on the approval of this Agreement and the Merger. In connection with the call and conduct of, and all other matters relating to the Yadkin Shareholders Meeting (including the solicitation of proxies), Yadkin will comply in all material respects with all provisions of applicable law and regulations and with its Articles of Incorporation and Bylaws.

             Unless, due to a material change in circumstances after the date hereof, Yadkin's Board of Directors reasonably believes in good faith, based on the written opinion of its legal counsel, that such a recommendation would violate the directors' duties or obligations as such to Yadkin or to its shareholders, Yadkin covenants that its Board of Directors will recommend and actively encourage Yadkin's shareholders to vote their shares of Yadkin Common Stock at the Yadkin Shareholders' Meeting in favor of approval of this Agreement and the Merger, and the Proxy Statement will so indicate and state that Yadkin's Board of Directors considers the Merger to be advisable and in the best interests of Yadkin and its shareholders.

             (b)  Access.  Yadkin  agrees  that,  following  the  date  of  this
                  -------
Agreement and to and including the Effective Time, it will provide HC Financial and High Country and their respective employees, accountants, legal counsel, environmental consultants or other representatives access to all its books, records, files and other information (whether maintained electronically or otherwise), to all its properties and facilities, and to all its employees, accountants, legal counsel and consultants, as HC Financial or High Country shall, in their respective sole discretion, consider to be necessary or appropriate; provided, however, that any investigation or reviews conducted by or on behalf of HC Financial or High Country shall be performed in such a manner as will not interfere unreasonably with Yadkin's normal operations or with its relationship with its customers or employees, and shall be conducted in accordance with procedures established by the parties; and, provided further, that neither HC Financial nor High Country shall have any right of access to Yadkin's personnel files and records.

             (c) Further Action;  Instruments of Transfer.  Yadkin covenants and
                 ----------------------------------------
agrees with HC Financial and High Country that it (i) will use its best efforts in good faith to take or cause to be taken all action required of it under this Agreement as promptly as practicable so as to permit the consummation of the transactions described herein at the earliest possible date; (ii) shall perform all acts and execute and deliver to HC Financial and High Country all documents or instruments required herein, or as otherwise shall be reasonably necessary or useful to or requested by HC Financial or High Country, in consummating such transactions; (iii) will cooperate with HC Financial and High Country in every way in carrying out, and will pursue diligently the expeditious completion of, such transactions; and, (iv) shall take such corporate action as is necessary to authorize the issuance of additional shares of Yadkin Stock as necessary to complete the Merger.

             (d) Employment of Other HC Financial and High Country Employees. In
                 -----------------------------------------------------------
the case of employees of HC Financial and High Country other than those employees of HC Financial and High Country that are party to an employment agreement set forth in Paragraph 2.25(a) hereof, and provided they remain employed by HC Financial or High Country at the Effective Time, Yadkin will attempt in good faith to locate positions with Yadkin for which employment may be offered, and Yadkin will offer employment to as many of those employees as Yadkin, in its discretion, considers to be feasible. However, except as provided in Paragraphs 1.08 and 6.09, notwithstanding anything contained in this Agreement to the contrary, Yadkin shall not have any obligation to employ or provide employment to any employee of HC Financial or High Country or to any particular number of such employees. Any employment so offered to an employee of HC Financial or High Country shall be in such a position, at such location within Yadkin's branch system, and for such rate of compensation, as Yadkin shall determine in its sole discretion. Each such person's employment shall be on an "at-will" basis, and nothing in this Agreement shall be deemed to constitute an employment agreement with any such person or to obligate Yadkin to employ any such person for any specific period of time or in any specific position or to restrict Yadkin's right to terminate the employment of any such person at any time and for any reason satisfactory to it. Any employee of HC Financial or High Country who is not offered employment by Yadkin at the Effective Time ("Non-Continuing Employee") will be paid such severance as the parties shall mutually determine on a case-by-case basis, but in no event shall such severance be less than two (2) weeks salary of the Non-Continuing Employee.

             (e)  Employee  Benefits.  Except  as  otherwise  provided  in  this
                  -------------------
Agreement, any employee of HC Financial or High Country who becomes an employee of Yadkin at the Effective Time (a "New Employee") shall be entitled to receive all employee benefits and to participate in all benefit plans provided by Yadkin on the same basis (including cost) and subject to the same eligibility and vesting requirements, and to the same conditions, restrictions and limitations, as generally are in effect and applicable to other newly hired employees of Yadkin, except that New Employees shall be immediately eligible to participate in all benefit plans as of the Effective Date. Each New Employee shall be given credit for his or her full years of service with HC Financial or High Country for: (i) eligibility for participation and vesting in Yadkin's Section 401(k) savings plan; and (ii) all purposes under Yadkin's other benefit plans (including entitlement to vacation and sick leave). For purposes of Yadkin's health insurance coverage, a New Employee's participation will be without regard to pre-existing condition requirements under Yadkin's health insurance plan, provided that any such pre-existing condition at the Effective Time was covered under HC Financial's or High Country's health insurance plan(s) at the Effective Time and the New Employee provides evidence of such previous coverage in a form satisfactory to Yadkin's health insurance carrier.

             Any Non-Continuing Employee will be permitted to obtain continued health insurance coverage through the exercise of his or her COBRA rights offered under Yadkin's health insurance coverage; and Yadkin will give any required COBRA notices.

             For the calendar year during which the Effective Time occurs, Yadkin will grant to each New Employee a number of days of sick leave and vacation leave, respectively, equal, in each case, to (i) the full number of such days to which the New Employee would be entitled for that year, based on his or her credited years of service and in accordance with Yadkin's standard leave policies, less (ii) the number of days of sick leave and vacation leave used by the New Employee as an employee of HC Financial or High Country during that calendar year.

             (f) Directors.  In accordance with the provisions of Paragraph 1.08
                 ----------
hereof, at the Effective Time Yadkin will cause Harry M. Davis, Larry V. Hughes and C. Kenneth Wilcox, provided each is in office as a director of HC Financial and High Country at the Effective Time to be appointed a director of Yadkin. In the event one or more of these named directors is not in office as a director of HC Financial and High Country at the Effective Time, Yadkin will appoint another director of HC Financial and High Country in office at the Effective Time, as selected by the Presidents of Yadkin and HC Financial, to serve as a director of Yadkin; provided that not more than three former HC Financial directors shall be appointed to the Board of Yadkin at the Effective Time (each a "Continuing Director"). Each Continuing Director's continued service as a director of Yadkin will be subject to the normal nomination and election processes. Immediately after the appointment of these individuals, the board of directors of Yadkin will consist of fourteen (14) directors. Each member of the Board of Directors of HC Financial and High Country serving at the Effective Time who will not serve as a Continuing Director shall be appointed to serve on the advisory board of Yadkin for the Watauga County region of North Carolina ("Advisory Director"). Provided any such Advisory Director does not serve as a director, officer, employee or consultant to an entity reasonably deemed to compete with Yadkin, each such Advisory Director shall be entitled to receive from Yadkin, for the three years following the Effective Time, fees in an amount equal to $600 per month, paid, at the election of the Advisory Director, either in lump sum at the Closing or in monthly installments. In lieu of such fees, each such Advisory Director may choose to be compensated through the purchase of an annuity for the benefit of such director, the terms of such annuity prohibiting the beneficiary from competing with Yadkin for the three years following the Effective Time. Following expiration of this three-year period, any Advisory Director who elects to continue as an advisory board member shall be compensated in the same manner as other advisory board members of Yadkin.

             (g) "Blue Sky" Approvals. Yadkin shall use its best efforts to take
                  -------------------
all actions, if any, required by applicable state securities or "blue sky" laws:
(i) to cause the Yadkin Common Stock issued at the Effective Time, at the time of the issuance thereof, to be duly qualified or registered (unless exempt) under such laws, or to cause all conditions to any exemptions from qualification or registration thereof under such laws to have been satisfied; and (ii) to obtain any and all other approvals or consents to the issuance of the Yadkin Common Stock that are required under state or federal law.

             (h) Available  Funds. By Closing,  Yadkin will have  transferred to
                 ----------------
the Exchange Agent the funds necessary to satisfy its obligations under Article I of this Agreement.

             (i) NASDAQ  Notification.  By Closing,  Yadkin  shall file with the
                 --------------------
National   Association  of  Securities  Dealers  such  notifications  and  other materials (and shall pay such fees) as shall be required for the listing on Nasdaq National Market of the shares of Yadkin Common Stock to be issued to HC Financial's shareholders pursuant to the Merger.

             5.02.  Negative  Covenants of Yadkin.  Yadkin hereby  covenants and
                    ------------------------------
agrees that, between the date hereof and the Effective Time, it will not do any of the following things or take any of the following actions without the prior written consent and authorization of HC Financial's President.

             (a) Amendments to Articles of Incorporation or Bylaws.  Yadkin will
                 -------------------------------------------------
not amend its Articles of Incorporation or Bylaws.

             (b) Change in Capital  Stock.  Yadkin will not: (i) make any change
                 -------------------------
in its authorized capital stock, or create any other or additional authorized capital stock or other securities; or (ii) issue (including any issuance of shares pursuant to a stock dividend or any issuance of any securities convertible into capital stock), sell, purchase, redeem, retire, reclassify, combine or split any shares of its capital stock or other securities, or enter into any agreement or understanding with respect to any such action. However, notwithstanding anything contained herein to the contrary, Yadkin shall be permitted to issue shares of Yadkin Common Stock in conjunction with the exercise of outstanding options referred to in Paragraph 3.05 hereof, or pursuant to its stock purchase or dividend reinvestment plan.

             (c) Options,  Warrants  and Rights.  Yadkin will not grant or issue
                 -------------------------------
any options, warrants, calls, puts or other rights of any kind relating to the purchase, redemption or conversion of shares of its capital stock or any other securities (including securities convertible into capital stock) or enter into any agreement or understanding with respect to any such action. However, notwithstanding anything contained herein to the contrary, following the date of this Agreement Yadkin may grant additional options to purchase shares of Yadkin Common Stock pursuant to its existing employee and/or director stock option plans.

             (d) Dividends.  Yadkin will not declare or pay any dividends on its
                 ---------
outstanding shares of capital stock or make any other distributions on or in respect of any shares of its capital stock or otherwise to its shareholders.

             (e) Accounting  Practices.  Yadkin will not make any changes in its
                 ----------------------
accounting methods, practices or procedures or in depreciation or amortization policies, schedules or rates heretofore applied (except as required by GAAP or governmental regulations).

             (f) Changes in Business Practices. Except as may be required by the
                 -----------------------------
Regulatory Authorities or any other governmental agency, or as shall be required by applicable law, regulation or this Agreement, Yadkin will not: (i) change in any material respect the nature of its business; (ii) discontinue any material portion or line of its business; or (iii) change in any material respect its lending, investment, asset-liability management or other material banking or business policies.

                                   ARTICLE VI
                              ADDITIONAL AGREEMENTS

          6.01.   Preparation  and  Distribution  of  Proxy   Statement/Offering
                  --------------------------------------------------------------
Circular.   Yadkin  and  HC  Financial   jointly  will  prepare  a  joint  proxy
--------
statement/offering circular (the "Proxy Statement/Offering Circular") for distribution to Yadkin's and HC Financial's shareholders as Yadkin's proxy statement relating to Yadkin's solicitation of proxies for use at the Yadkin Shareholders Meeting, HC Financial's proxy statement relating to HC Financial's solicitation of proxies for use at the High Country Shareholders Meeting and as Yadkin's offering circular relating to its offer and distribution of Yadkin Common Stock to HC Financial's shareholders as described in this Agreement. The Proxy Statement/Offering Circular shall, in all material respects, be prepared in such form and contain or be accompanied by such information regarding the Yadkin Shareholders Meeting, the High Country Shareholders Meeting, this Agreement, the parties hereto, the Merger, the Bank Merger and other transactions described herein as is required by regulations of the FDIC applicable to Yadkin and the SEC as applicable to HC Financial or otherwise as shall be agreed upon by Yadkin and HC Financial.

          Yadkin and HC Financial will mail the Proxy Statement/Offering Circular to their shareholders on a date mutually agreed upon by Yadkin and HC Financial not less than twenty (20) business days prior to the scheduled date of the Yadkin Shareholders' Meeting and the scheduled date of the High Country Shareholders Meeting, whichever is earlier; provided, however, that no such materials shall be mailed to Yadkin's shareholders or HC Financial's shareholders unless and until Yadkin shall have received the authorization of the FDIC, HC Financial shall have received the authorization of the SEC, and HC Financial and Yadkin shall have agreed on the form and content of such materials.

          6.02. Regulatory Approvals. Yadkin, High Country and HC Financial each
                --------------------
agrees with the others that, as soon as practicable following the date of this Agreement, it will prepare and file, or cause to be prepared and filed, all applications required to be filed by it under applicable law and regulations for approvals by Regulatory Authorities of the Merger, the Bank Merger or other transactions described in this Agreement, including without limitation any required applications for the approval of the Commissioner, the FDIC, the FRB and the North Carolina Banking Commission (the "Commission"). Yadkin, High Country and HC Financial each agrees (i) to use its best efforts in good faith to obtain all necessary approvals of Regulatory Authorities required for consummation of the Merger and other transactions described herein; and (ii) before the filing of any such application required to be filed, to give each other party an opportunity to review and comment on the form and content of such application. Should the appearance of any of the officers, directors, employees, financial advisors or counsel of Yadkin, High Country or HC Financial be requested by each other or by any Regulatory Authority at any hearing in connection with any such application, it will use its best efforts to arrange for such appearance.

          6.03.   Information   for  Proxy   Statement/Offering   Circular   and
                  --------------------------------------------------------------
Applications  for Regulatory  Approvals.  Yadkin,  High Country and HC Financial
---------------------------------------
each covenants with the other that (i) it will cooperate with the other parties in the preparation of the Proxy Statement/Offering Circular, and applications for required approvals of Regulatory Authorities, and it will promptly respond to requests by the other parties and their legal counsel for information, and will provide all information, documents, financial statements or other material, that is required for, or that may be reasonably requested by any other party for inclusion in, any such document; and (ii) none of the information provided by it for inclusion in any of such documents, at the time of the mailing of those materials to HC Financial's and Yadkin's shareholders, or at the time of receipt of any such required approval of a Regulatory Authority, as the case may be, will contain any untrue statement of a material fact or omit any material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

          6.04.  Expenses.  Subject to the  provisions  of Paragraph  8.03,  and
                 --------
whether or not this Agreement shall be terminated or the Merger or the Bank Merger shall be consummated, Yadkin, High Country and HC Financial each agrees to pay its own legal, accounting and financial advisory fees and all its other costs and expenses incurred or to be incurred in connection with the execution and performance of its obligations under this Agreement, or otherwise in connection with this Agreement and the transactions described herein (including without limitation all accounting fees, legal fees, consulting or advisory fees, filing fees, printing and mailing costs, and travel expenses). For purposes of this Agreement, expenses associated with the printing and mailing of the Proxy Statement/Offering Circular described in Paragraph 6.01, and with the Tax Opinion described in Paragraph 6.11, shall be deemed to have been incurred by Yadkin and HC Financial equally. Expenses owed to Smith Capital, including its fees for rendering the "HC Financial Fairness Opinion" described in Paragraph

7.01(d)(ii), shall be deemed to have been incurred solely by HC Financial. Expenses owed to The Carson Medlin Company, including its fees for rendering the "Yadkin Fairness Opinion" described in Paragraph 7.01(d)(i), shall be deemed to have been incurred solely by Yadkin.

          6.05. Announcements. Yadkin, High Country and HC Financial each agrees
                -------------
that no persons other than the parties to this Agreement are authorized to make any public announcements or statements about this Agreement or any of the transactions described herein, and that, without the prior review and consent of the other parties (which consent shall not unreasonably be denied or delayed), it will not make any public announcement, statement or disclosure as to the terms and conditions of this Agreement or the transactions described herein, except for such disclosures as may be required incidental to obtaining the required approval of any Regulatory Authority to the consummation of the transactions described herein. However, notwithstanding anything contained herein to the contrary, neither Yadkin, High Country nor HC Financial shall be required to obtain the prior consent of the other parties for any such disclosure which it, in good faith and upon the advice of its legal counsel, believes is required by law.

          6.06. Real Property Matters.
                ----------------------

             (a) Yadkin, at its own option or expense, may cause to be conducted: (i) a title examination, physical survey, zoning compliance review, and structural inspection of the High Country Real Property and improvements thereon (the "Property Examination"); and (ii) site inspections, historic reviews, regulatory analyses, and Phase 1 environmental assessments of the High Country Real Property, together with such other studies, testing and intrusive sampling and analyses as Yadkin shall deem necessary or desirable (the "Environmental Survey").

             (b) If, in the course of the Property Examination or Environmental Survey, Yadkin discovers a "Material Defect" (as defined below) with respect to the High Country Real Property which has not been Previously Disclosed, Yadkin will give prompt written notice thereof to HC Financial describing the facts or conditions constituting the Material Defect, and Yadkin shall have the option, exercisable upon written notice to HC Financial, to either: (i) waive the Material Defect; or (ii) terminate this Agreement.

             (c) For purposes of this Agreement, a "Material Defect" shall include:

                (i) the existence of any lien (other than the lien of real property taxes not yet due and payable), encumbrance, zoning restriction, easement, covenant, or other restriction, title imperfection or title irregularity, or the existence of any facts or conditions that constitute a breach of HC Financial's or High Country's representations and warranties contained in Paragraph 2.16 or 2.21, in either such case that Yadkin reasonably believes will materially affect its use of any parcel of the High Country Real Property for the purpose for which it currently is used or the value or marketability of any parcel of the High Country Real Property, or as to which Yadkin otherwise objects; or

                (ii) the existence of any structural defects or conditions of disrepair in the improvements on the High Country Real Property (including any equipment, fixtures or other components related thereto) that Yadkin reasonably believes would cost an aggregate of $200,000 or more to repair, remove or correct as to all such High Country Real Property; or

                (iii) the existence of facts or circumstances relating to any of the High Country Real Property reflecting that (A) there likely has been a discharge, disposal, release, threatened release, or emission by any person of any Hazardous Substance (as such term is defined in Paragraph 2.21(a)(ii) hereof) on, from, under, at, or relating to the High Country Real Property; or
(B) any action has been taken or not taken, or a condition or event likely has occurred or exists, with respect to the High Country Real Property which constitutes or would constitute a violation of any Environmental Laws or any contract or other agreement between HC Financial or High Country and any other person or entity, as to which, in either such case, Yadkin reasonably believes, based on the advice of legal counsel or other consultants, that HC Financial or High Country could become responsible or liable, or that HC Financial or High Country could become responsible or liable following the Effective Time, for assessment, removal, remediation, monetary damages, or civil, criminal or administrative penalties or other corrective action and in connection with which the amount of expense or liability which HC Financial or High Country could incur, or for which HC Financial or High Country could become responsible or liable, following consummation of the Merger at any time or over any period of time could equal or exceed an aggregate of $50,000 or more as to all such High Country Real Property.

         6.07.    Treatment of High Country Options and Warrants.
                  ----------------------------------------------

          (a) Yadkin and HC Financial agree that, as of the Effective Time, holders of HC Financial's 206,250 outstanding options to purchase shares of HC Financial Common Stock referenced in Paragraph 2.05 (each a "High Country Option" and collectively the "High Country Options") and 276,322 outstanding warrants to purchase shares of HC Financial Common Stock referenced in Paragraph
2.05 (each a "High Country Warrant" and collectively the "High Country Warrants") shall have the option to surrender their High Country Options or High Country Warrants and receive solely a cash payment amount equal to (A) the excess of $24.02 over the exercise price per share of HC Financial Common Stock covered by the High Country Option or High Country Warrant, (B) multiplied by the total number of shares of HC Financial Common Stock covered by the High Country Option or High Country Warrant. HC Financial and High Country will obtain from each person who holds a High Country Option, and will deliver to Yadkin at the Closing, a written agreement in a form specified by Yadkin confirming and agreeing to the surrender of such person's High Country Option upon payment of the amounts described above.

          (b) Yadkin and HC Financial agree that, as of the Effective Time, all High Country Options that are not surrendered shall be assumed by Yadkin on their then current terms and conditions and be converted into options to purchase shares of Yadkin Common Stock, such conversion to be made such that following the Effective Time each High Country Option will represent an option to purchase a number of shares of Yadkin Common Stock equal to the Exchange Ratio for every one (1) share of HC Financial Common Stock covered by such High Country Option prior to the Effective Time with an appropriate adjustment to the exercise price for such High Country Option. In addition, each High Country
Option which is an  "incentive  stock  option"  shall be adjusted as required by
Section 424 of the Code and the regulations promulgated thereunder so as to continue as an incentive stock option under Section 424(a) of the Code, and so as not to constitute a modification, extension, or renewal of the option, within the meaning of Section 424(h) of the Code. Yadkin and HC Financial shall take all necessary steps to effectuate the foregoing provisions of this Paragraph 6.07(b), including appropriate amendments to the HC Financial option plans if necessary.

          (c) The HC Financial Board of Directors agrees, if requested by Yadkin, to accelerate, in accordance with the High Country Warrant agreement, the exercise date of the High Country Warrants to the Effective Time.

          6.08. Treatment of 401(k) Plan. High Country agrees that, prior to the
                ------------------------
Closing Date, it will take or cause to be taken such actions as Yadkin shall reasonably consider necessary or desirable in connection with or to effect or facilitate termination of High Country's 401(k) Plan (the "Plan") in accordance with the Plan and applicable law. Each participant in the Plan on such termination date may elect, upon completion of the termination and the final liquidation of the Plan, to receive a distribution of the assets credited to his or her Plan account at that time or, if the participant has become a participant in Yadkin's Section 401(k) plan ("Yadkin Plan"), to have those assets credited as a "roll-over" to the participant's account under the Yadkin Plan. Yadkin agrees that it will assume, as of the Effective Time, any and all administrative and fiduciary duties of High Country with respect to the duties related to termination and final liquidation of the Plan. Yadkin shall not assume any other duties with regard to the Plan other than those necessary to complete the termination and liquidation of the Plan.

          6.09. Officer Employment  Agreements.  Effective with the execution of
                ------------------------------
this Agreement, John M. Brubaker and Robert Furches have entered into Employment Agreements with Yadkin that will become effective on the Closing Date of the Merger.

          6.10.  Directors'  and Officers'  Liability  Insurance.  Yadkin and HC
                 ------------------------------------------------
Financial agree that, to the extent the same can be purchased at a cost to which they both agree, then immediately prior to the Effective Time HC Financial shall purchase "tail" coverage, effective at the Effective Time, under and in the same amount of coverage, and insuring the same persons and entities as is provided by its then current directors' and officers' liability insurance policy. To the extent reasonably possible, Yadkin shall attempt to obtain such "tail" coverage for a period of three years.

          6.11 Tax  Opinion.  Yadkin  and HC  Financial  agree to use their best
               ------------
efforts to cause the Bank Merger, the Merger, and the conversion of outstanding shares of HC Financial Common Stock into shares of Yadkin Common Stock, on the terms contained in this Agreement, to be treated as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code and to obtain from Maupin Taylor, P.A., a written opinion (the "Tax Opinion"), addressed jointly to the Boards of Directors of Yadkin and HC Financial, to the foregoing effect.


                                   ARTICLE VII
                         CONDITIONS PRECEDENT TO MERGER

          7.01.  Conditions  to all Parties'  Obligations.  Notwithstanding  any
                 -----------------------------------------
other provision of this Agreement to the contrary, the obligations of each of the parties to this Agreement to consummate the transactions described herein shall be conditioned upon the satisfaction of each of the following conditions precedent on or prior to the Closing Date.

             (a) Approval by Regulatory Authorities; Disadvantageous Conditions.
                 ---------------------------------------------------------------
(i) The Merger, the Bank Merger and other transactions described in this Agreement shall have been approved, to the extent required by law, by the FDIC, the FRB, the Commissioner, the Commission, and by all other Regulatory Authorities having jurisdiction over such transactions; (ii) no Regulatory Authority shall have objected to or withdrawn its approval of such transactions or imposed any condition on such transactions or its approval thereof, which condition is reasonably deemed by HC Financial or Yadkin to so adversely impact the economic or business benefits of this Agreement to HC Financial, High Country or Yadkin as to render it inadvisable for HC Financial, High Country or Yadkin to consummate the Merger or the Bank Merger; (iii) the 15-day or 30-day waiting period, as applicable, required following necessary approvals by the FDIC and the FRB for review of the transactions described herein by the United States Department of Justice shall have expired, and, in connection with any such review, no objection to the Merger or the Bank Merger shall have been raised; and (iv) all other consents, approvals and permissions, and the satisfaction of all of the requirements prescribed by law or regulation, necessary to the carrying out of the transactions contemplated herein shall have been procured.

             (b) Adverse Proceedings,  Injunction,  Etc. There shall not be: (i)
                 --------------------------------------
any order, decree or injunction of any court or agency of competent jurisdiction which enjoins or prohibits the Merger, the Bank Merger or any of the other transactions described in this Agreement or any of the parties hereto from consummating any such transaction; (ii) any pending or threatened investigation of the Merger, the Bank Merger or any of such other transactions by the United States Department of Justice, or any actual or threatened litigation under federal antitrust laws relating to the Merger, the Bank Merger or any other such transaction; (iii) any suit, action or proceeding by any person or entity (including any governmental, administrative or regulatory agency), pending or threatened before any court or governmental agency in which it is sought to restrain or prohibit Yadkin, High Country or HC Financial from consummating the Merger or the Bank Merger or carrying out any of the terms or provisions of this Agreement; or (iv) any other suit, claim, action or proceeding pending or threatened against Yadkin, High Country or HC Financial or any of their respective officers or directors which shall reasonably be considered by Yadkin, High Country or HC Financial to be materially burdensome in relation to the proposed Merger or Bank Merger or materially adverse in relation to the financial condition, results of operations, prospects, businesses, assets, loan portfolio, investments, properties or operations of any party hereto, and which has not been dismissed, terminated or resolved to the satisfaction of all parties hereto within 90 days of the institution or threat thereof.

             (c)  Approval  by  Boards  of  Directors  and   Shareholders.   The
                  -------------------------------------------------------
respective Boards of Directors of Yadkin, High Country and HC Financial shall have duly adopted this Agreement and the Merger by appropriate resolutions, the shareholders of Yadkin shall have duly approved this Agreement and the Merger at the Yadkin Shareholders Meeting, the shareholders of HC Financial shall have duly approved this Agreement and the Merger at the High Country Shareholders Meeting and HC Financial, acting in its capacity as the sole shareholder of High Country, shall have duly approved this Agreement and the Merger, all to the extent required by and in accordance with the provisions of this Agreement, applicable law, and applicable provisions of their respective Articles of Incorporation and Bylaws.

             (d) Fairness Opinions.
                 -----------------

                (i) Yadkin shall have received from The Carson Medlin Company a written opinion (the "Yadkin Fairness Opinion") to the effect that the Merger is fair, from a financial point of view, to Yadkin and its shareholders; and, The Carson Medlin Company shall have delivered a letter to Yadkin, dated as of a date within five business days following the date of determination of the Exchange Ratio pursuant to Paragraph 1.05(b), to the effect that it remains its opinion that the terms of the Merger are fair, from a financial point of view, to Yadkin and its shareholders.

                (ii) HC Financial shall have received from Smith Capital, a written opinion (the "HC Financial Fairness Opinion") to the effect that the consideration received by HC Financial's shareholders is fair, from a financial point of view, to HC Financial and its shareholders; and Smith Capital shall have delivered a letter to HC Financial, dated as of a date within five business days following the date of determination of the Exchange Ratio pursuant to Paragraph 1.05(b), to the effect that it remains its opinion that the terms of the Merger are fair, from a financial point of view, to HC Financial and its shareholders.

             (e) Tax Opinion.  Yadkin and HC Financial  shall have  received the
                 ------------
Tax Opinion in form satisfactory to each of them.

             (f) No Termination or  Abandonment.  This Agreement  shall not have
                 ------------------------------
been terminated or abandoned by any party hereto.

             (g) Articles of Merger; Other Actions.  Separate Articles of Merger
                 ---------------------------------
described in Paragraph 1.09 of this Agreement pertaining to the Merger and the Bank Merger shall have been duly executed by Yadkin and filed with the North Carolina Secretary of State as provided in that Paragraph.

          7.02. Additional  Conditions to Yadkin's Obligations.  Notwithstanding
                ----------------------------------------------
any other provision of this Agreement to the contrary, Yadkin's separate obligation to consummate the transactions described herein shall be conditioned upon the satisfaction of each of the following conditions precedent on or before the Closing Date:

             (a)  Material  Adverse  Change.  There shall not have  occurred any
                  -------------------------
material adverse change in the consolidated financial condition or results of operations of HC Financial, and there shall not have occurred any event or development, and there shall not exist any condition or circumstance which, with the lapse of time or otherwise, is likely to cause, create or result in any such material adverse change.

             (b) Compliance  with Laws. HC Financial and High Country shall have
                 ---------------------
complied in all material respects with all federal and state laws and regulations applicable to them in connection with the transactions described in this Agreement where the violation of or failure to comply with any such law or regulation is likely to have a material adverse effect on the financial condition, results of operations, prospects, businesses, assets, loan portfolio, investments, properties or operations of HC Financial or High Country, or of Yadkin after the Effective Time, or on HC Financial's or High Country's ability to consummate the Merger or the Bank Merger.

             (c)  HC  Financial's   and  High  Country's   Representations   and
                  --------------------------------------------------------------
Warranties and Performance of Agreements;  Officers' Certificate.  Unless waived
-----------------------------------------------------------------
in writing by Yadkin as provided in Paragraph 10.02 hereof, each of the representations and warranties of HC Financial and High Country contained in this Agreement shall have been true and correct in all material respects as of the date hereof, and they shall remain true and correct on and as of the Closing Date with the same force and effect as though made on and as of such date, except: (i) for changes which are not, in the aggregate, material and adverse to the financial condition, results of operations, prospects, businesses, assets, loan portfolio, investments, properties or operations of HC Financial and High Country considered as one enterprise or to HC Financial's and High Country's ability to consummate the Merger or the Bank Merger, respectively, and other transactions described herein; and (ii) as otherwise contemplated by this Agreement; and HC Financial and High Country each shall have performed in all material respects all of its obligations, covenants and agreements hereunder to be performed by it on or before the Closing Date.

          Yadkin shall have received a certificate dated as of the Closing Date and executed by the President and CEO and the Chief Financial Officer of HC Financial and High Country to the effect that the conditions of this subparagraph have been met and as to such other matters as may be reasonably requested by Yadkin.

          (d) Legal Opinion of HC Financial's and High Country's Counsel. Yadkin
              ----------------------------------------------------------
shall have received the written legal opinion of Brooks, Pierce, McLendon, Humphrey & Leonard, L.L.P., counsel for HC Financial and High Country, dated as of the Closing Date and in form and substance reasonably satisfactory to Yadkin.

          (e) Other  Documents  and  Information.  HC Financial and High Country
              ----------------------------------
shall have provided to Yadkin correct and complete copies (certified by their respective Secretaries) of resolutions of their respective Boards of Directors and shareholders pertaining to approval of this Agreement, the Merger and the Bank Merger and other transactions contemplated herein, together with a certificate of the incumbency of their officers who executed this Agreement or any other documents delivered to Yadkin in connection with the Closing.

          (f)  Acceptance  by Yadkin's  Counsel.  The form and  substance of all
               --------------------------------
legal matters described in this Agreement or related to the transactions contemplated herein shall be reasonably acceptable to Yadkin's legal counsel.

          (g) Option Plan  Matters.  HC Financial  and High  Country  shall have
              ---------------------
delivered to Yadkin the written agreement of each individual holder of the High Country Options, as required by Paragraph 6.07(a).

          (h) Consents to Assignment of Property  Leases.  HC Financial and High
              -------------------------------------------
Country shall have obtained all required consents to the assignment to Yadkin of its rights and obligations under any personal property lease and any Real Property Lease material to the business of HC Financial and High Country, and such consents shall be in such form and substance as shall be satisfactory to Yadkin; and each of the lessors of HC Financial and High Country shall have confirmed in writing that HC Financial and High Country is not in default under the terms and conditions of any personal property lease or any Real Property Lease.

          (i) Officer Agreements. John M. Brubaker and Robert Furches shall have
              -------------------
entered into the Employment Agreements set forth in Paragraph 6.09 hereof.

          7.03.  Additional  Conditions  to HC  Financial's  and High  Country's
                 ---------------------------------------------------------------
Obligations.  Notwithstanding  any  other  provision  of this  Agreement  to the
-----------
contrary, HC Financial's and High Country's separate obligations to consummate the transactions described herein shall be conditioned upon the satisfaction of each of the following conditions precedent on or before the Closing Date:

          (a)  Material  Adverse  Change.  There  shall  not have  occurred  any
               -------------------------
material adverse change in the financial condition, results of operations, prospects, businesses, assets, loan portfolio, investments, properties or operations of Yadkin, and there shall not have occurred any event or development, and there shall not exist any condition or circumstance which, with the lapse of time or otherwise, is likely to cause, create or result in any such material adverse change.

          (b) Compliance  with Laws.  Yadkin shall have complied in all material
              ----------------------
respects with all federal and state laws and regulations applicable to it in connection with the transactions described in this Agreement and where the violation of or failure to comply with any such law or regulation is likely to have a material adverse effect on the financial condition, results of operations, prospects, businesses, assets, loan portfolio, investments, properties or operations of Yadkin after the Effective Time, or on Yadkin's ability to consummate the Merger or the Bank Merger.

          (c)  Yadkin's   Representations  and  Warranties  and  Performance  of
               -----------------------------------------------------------------
Agreements;  Officers' Certificate.  Unless waived in writing by HC Financial or
----------------------------------
High Country as provided in Paragraph 10.02, each of the representations and warranties of Yadkin contained in this Agreement shall have been true and correct in all material respects as of the date hereof, and they shall remain true and correct at and as of the Closing Date with the same force and effect as though made on and as of such date, except: (i) for changes which are not, in the aggregate, material and adverse to the financial condition, results of operations, prospects, businesses, assets, loan portfolio, investments, properties or operations of Yadkin or to Yadkin's ability to consummate the Merger, the Bank Merger and other transactions described herein: and (ii) as otherwise contemplated by this Agreement; and, Yadkin shall have performed in all material respects all of its obligations, covenants and agreements hereunder to be performed by it on or before the Closing Date.

             HC Financial and High Country shall have received a certificate dated as of the Closing Date and executed by Yadkin's President and CEO and Chief Financial Officer to the effect that the conditions of this subparagraph have been met and as to such other matters as may be reasonably requested by HC Financial and High Country.

             (d) Legal  Opinion of Yadkin's  Counsel.  HC  Financial  shall have
                 -----------------------------------
received the written legal opinion of Maupin Taylor, P.A., counsel to Yadkin, dated as of the Closing Date and in form and substance reasonably satisfactory to HC Financial.

             (e) Other Documents and Information.  Yadkin shall have provided to
                 --------------------------------
HC Financial and High Country correct and complete copies (all certified by Yadkin's Secretary) of Yadkin's Articles of Incorporation and Bylaws, and resolutions of its Board of Directors and shareholders pertaining to approval of this Agreement, the Merger and the Bank Merger and other transactions contemplated herein, together with a certificate as to the incumbency of Yadkin's officers who executed this Agreement or any other documents delivered to HC Financial or High Country in connection with the Closing.

             (f) Acceptance by HC Financial's Counsel. The form and substance of
                 ------------------------------------
all legal matters described in this Agreement or related to the transactions contemplated herein shall be reasonably acceptable to HC Financial's legal counsel.

             (g) Merger  Expenses.  Expenses  incurred by HC Financial  and High
                 ----------------
Country in connection with this Agreement and the Merger (including without limitation the entire amount of fees payable to Smith Capital for the Fairness Opinion and fees payable to HC Financial and High Country's accountants and attorneys) shall not exceed an aggregate of $150,000. If HC Financial and High Country determine in good faith that its expenses could exceed $150,000, Yadkin will negotiate in good faith with HC Financial and High Country on increasing the amount allocated for HC Financial and High Country's merger expenses.

                                  ARTICLE VIII
                          TERMINATION; BREACH; REMEDIES

          8.01. Mutual Termination. At any time prior to the Effective Time (and
                ------------------
whether before or after approval hereof by the shareholders of Yadkin or HC Financial), this Agreement may be terminated by the mutual agreement of HC Financial, High Country and Yadkin. Upon any such mutual termination, all obligations of Yadkin, High Country and HC Financial hereunder shall terminate and each party shall pay its own costs and expenses as provided in Paragraph 6.04.

          8.02.  Unilateral  Termination.  Prior  to the  Effective  Time,  this
                 ------------------------
Agreement may be terminated by either HC Financial or Yadkin (whether before or after approval hereof by Yadkin's shareholders or HC Financial's shareholders) upon written notice to the other parties in the manner provided herein and under the circumstances described below.

             (a)  Termination  by HC Financial and High Country.  This Agreement
                  ---------------------------------------------
may be terminated by HC Financial by action of its Board of Directors:

                (i) if any of the conditions to the obligations of HC Financial or High Country set forth in Paragraphs 7.01 and 7.03 shall not have been satisfied in all material respects or effectively waived in writing by HC Financial within 15 days of receipt of all shareholder and regulatory approvals (except to the extent that the failure of such condition to be satisfied has been caused by the failure of HC Financial or High Country to satisfy any of its obligations, covenants or agreements contained herein);

                (ii) if Yadkin shall have violated or failed to fully perform any of its obligations, covenants or agreements contained in Articles V or VI herein in any material respect;

                (iii) if HC Financial or High Country determines at any time that any of Yadkin's representations or warranties contained in Article III hereof or in any other certificate or writing delivered pursuant to this Agreement shall have been false or misleading in any material respect when made or would have been false or misleading in any material respect except for the fact that the representation or warranty was limited to or qualified based on the Best Knowledge of any person, or that there has occurred any event or development or that there exists any condition or circumstance which has caused or, with the lapse of time or otherwise, is likely to cause any such representations or warranties to become false or misleading in any material respect or that would cause any such representation or warranty to become false or misleading in any material respect except for the fact that the representation or warranty was limited to or qualified based on the Best Knowledge of any person;

                (iv) if, notwithstanding HC Financial's and High Country's satisfaction of their respective obligations under Paragraphs 6.01 and 6.03, HC Financial's shareholders do not approve this Agreement and the Merger at the High Country Shareholders Meeting, or if the Yadkin Shareholders Meeting is not held by December 31, 2003;

                (v) if the Merger shall not have become effective on or before March 31, 2004 or such later date as shall be mutually agreed upon in writing by HC Financial, High Country and Yadkin;

                (vi) if the Yadkin Average Price is less than $13.50; or

                (vii) if one or more persons or entities other than Yadkin makes a bona fide proposal for a Transaction (as defined in Paragraph 4.02(j)(i)) and the HC Financial Board of Directors determines, in its good faith judgment and in the reasonable exercise of its fiduciary duties, with respect to legal matters on the written opinion of its legal counsel and as to financial matters on the written opinion of Smith Capital or other investment banking firm of national reputation: (A) that the Transaction is more favorable to HC Financial's shareholders than the transaction contemplated by this Agreement; and (B) that the failure to terminate this Agreement and accept such alternative Transaction proposal would be inconsistent with the proper exercise of its fiduciary duties.

                However, before HC Financial may terminate this Agreement for any of the reasons specified above in (i), (ii) or (iii) of this Paragraph 8.02(a), it shall give written notice to Yadkin in the manner provided herein stating its intent to terminate and a description of the specific breach, default, violation or other condition giving rise to its right to so terminate, and, such termination by HC Financial shall not become effective if, within 30 days following the giving of such notice, Yadkin shall cure such breach, default or violation or satisfy such condition to the reasonable satisfaction of HC Financial. In the event Yadkin cannot or does not cure such breach, default or violation or satisfy such condition to the reasonable satisfaction of HC
Financial  within  such  notice  period,  termination  of this  Agreement  by HC
Financial thereafter shall be effective upon its giving of written notice thereof to Yadkin in the manner provided herein.

          (b) Termination by Yadkin. Prior to the Effective Time, this Agreement
              ----------------------
may be terminated by Yadkin:

                (i) if any of the conditions to the obligations of Yadkin set forth in Paragraphs 7.01 and 7.02 shall not have been satisfied in all material respects or effectively waived in writing by Yadkin within 15 days of receipt of all shareholder and regulatory approvals (except to the extent that the failure of such condition to be satisfied has been caused by the failure of Yadkin to satisfy any of its obligations, covenants or agreements contained herein);

                (ii) if HC Financial or High Country shall have violated or failed to fully perform any of their respective obligations, covenants or agreements contained in Articles IV or VI herein in any material respect;

                (iii) if Yadkin determines that any of HC Financial's or High Country's respective representations and warranties contained in Article II hereof or in any other certificate or writing delivered pursuant to this

Agreement shall have been false or misleading in any material respect when made or would have been false or misleading in any material respect except for the fact that the representation or warranty was limited to or qualified based on the Best Knowledge of any person, or that there has occurred any event or development or that there exists any condition or circumstance which has caused or, with the lapse of time or otherwise, is likely to cause any such representations or warranties to become false or misleading in any material respect or that would cause any such representation or warranty to become false or misleading in any material respect except for the fact that the representation or warranty was limited to or qualified based on the Best Knowledge of any person;

             (iv) if, notwithstanding Yadkin's satisfaction of its obligations contained in Paragraphs 6.01 and 6.03, its shareholders do not approve this Agreement and the Merger at the Yadkin Shareholders Meeting, or the High Country Shareholders Meeting is not held by December 31, 2003;

             (v) if the Merger shall not have become effective on or before March 31, 2004, or such later date as shall be mutually agreed upon in writing by HC Financial, High Country and Yadkin;

             (vi) if the Yadkin Average Price is greater than $22.50; or

             (vii) if the Yadkin Board of Directors determines, in its good faith judgment and in the reasonable exercise of its fiduciary duties, based on the written opinion of its legal counsel, that the failure to terminate this Agreement would be inconsistent with the proper exercise of its fiduciary duties.

          However, before Yadkin may terminate this Agreement for any of the reasons specified above in clause (i), (ii) or (iii) of this Paragraph 8.02(b), it shall give written notice to HC Financial in the manner provided herein stating its intent to terminate and a description of the specific breach, default, violation or other condition giving rise to its right to so terminate, and, such termination by Yadkin shall not become effective if, within 30 days following the giving of such notice, HC Financial or High Country shall cure such breach, default or violation or satisfy such condition to the reasonable satisfaction of Yadkin. In the event HC Financial or High Country cannot or does not cure such breach, default or violation or satisfy such condition to the reasonable satisfaction of Yadkin within such notice period, termination of this Agreement by Yadkin thereafter shall be effective upon its giving of written notice thereof to HC Financial and High Country in the manner provided herein.

          8.03. Breach; Remedies.
                -----------------

             (a) Except as otherwise provided below: (i) in the event of a breach by Yadkin of any of its representations or warranties contained in
Article III of this Agreement or in any other certificate or writing delivered pursuant to this Agreement, or in the event of its failure to perform or violation of any of its obligations, agreements or covenants contained in Articles V or VI of this Agreement, then HC Financial's and High Country's sole right and remedy shall be to terminate this Agreement prior to the Effective Time as provided in Paragraph 8.02(a) or, in the alternative, in the case of a failure to perform or violation of any obligations, agreements or covenants, to seek specific performance thereof; and (ii) in the event of any such termination of this Agreement by HC Financial or High Country due to a failure by Yadkin to perform any of its obligations, agreements or covenants contained in Articles V or VI of this Agreement, then Yadkin shall be obligated to reimburse HC Financial and High Country for up to (but not more than) $150,000 in expenses described in Paragraph 6.04 which actually have been incurred by HC Financial and High Country.

             (b) Except as otherwise provided below: (i) in the event of a breach by HC Financial or High Country of any of its representations or warranties contained in Article II of this Agreement, or in the event of its failure to perform or violation of any of its obligations, agreements or covenants contained in Articles IV or VI of this Agreement, then Yadkin's sole right and remedy shall be to terminate this Agreement prior to the Effective Time as provided in Paragraph 8.02(b), or, in the case of a failure to perform or violation of any obligations, agreements or covenants, to seek specific performance thereof; and (ii) in the event of any such termination of this Agreement by Yadkin due to a failure by HC Financial or High Country to perform any of its obligations, agreements or covenants contained in Articles IV or VI of this Agreement, then HC Financial or High Country shall be obligated to reimburse Yadkin for up to (but not more than) $150,000 in expenses described in Paragraph 6.04 which actually have been incurred by Yadkin, plus the amount set forth in Paragraph 8.03(c) below, should the provisions of that Paragraph be applicable.

             (c) As a condition of Yadkin's willingness, and in order to induce Yadkin to enter into this Agreement and to reimburse Yadkin for incurring the costs and expenses related to entering into this Agreement and consummating the transactions contemplated by this Agreement, HC Financial hereby agrees to pay Yadkin and Yadkin shall be entitled to payment of a fee of $1,000,000 (the "Fee"), if this Agreement is terminated for the reason specified in Paragraph 8.02(a)(vii). The Fee shall be due and payable to Yadkin at the time HC Financial or High Country takes any of the actions described in Paragraph 4.02(j)(iii) or (iv) within 12 months after termination of this Agreement and shall be in addition to any amounts payable by HC Financial pursuant to subparagraph (b) above. If demand for payment of the Fee is made pursuant to this Paragraph 8.03(c) and payment is timely made, then Yadkin will not have any other rights or claims against HC Financial or High Country and their officers, directors, attorneys and financial advisors under this Agreement, it being agreed that the acceptance of the Fee under this Paragraph 8.03(c) and the payment due under Paragraph 8.03(b) will constitute the sole and exclusive remedy of Yadkin against HC Financial and High Country.

             (d) Notwithstanding any provision of this Agreement to the contrary, if any party to this Agreement breaches this Agreement by willfully or intentionally failing to perform or violating any of its obligations, agreements or covenants contained in Articles IV, V or VI of this Agreement, such party shall be obligated to pay all expenses of the other parties described in Paragraph 6.04, and (except as contemplated in Paragraph 8.02(a)vii)) such other damages as may be recoverable at law or in equity.

                                   ARTICLE IX
                                 INDEMNIFICATION

          9.01. Indemnification Following Termination of Agreement.
                ---------------------------------------------------

             (a) By Yadkin.  Yadkin agrees that, in the event this  Agreement is
                 ---------
terminated for any reason and the Merger is not consummated, it will indemnify, hold harmless and defend HC Financial and High Country and their respective officers, directors, attorneys and financial advisors from and against any and all claims, disputes, demands, causes of action, suits or proceedings of any third party (including any Regulatory Authority), together with all losses, damages, liabilities, obligations, costs and expenses of every kind and nature in connection therewith (including without limitation reasonable attorneys' fees and legal costs and expenses in connection therewith), whether known or unknown, and whether now existing or hereafter arising, which may be threatened against, incurred, undertaken, received or paid by HC Financial or High Country:

                (i) in connection with or which arise out of, result from, or are based upon: (A) Yadkin's operations or business transactions or its relationship with any of its employees; or (B) Yadkin's failure to comply with any statute or regulation of any federal, state or local government or agency (or any political subdivision thereof) in connection with the transactions described in this Agreement;

                (ii) in connection with or which arise out of, result from, or are based upon any fact, condition or circumstance that constitutes a breach by Yadkin of, or any inaccuracy, incompleteness or inadequacy in, any of its representations or warranties under or in connection with this Agreement, or any failure of Yadkin to perform any of its covenants, agreements or obligations under or in connection with this Agreement; or,

                (iii) in connection with or which arise out of, result from, or are based upon any information provided by Yadkin which is included in the Proxy Statement/Offering Circular and which information causes the Proxy Statement/Offering Circular, at the time of its mailing to Yadkin's shareholders and HC Financial's shareholders, to contain any untrue statement of a material fact or to omit any material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not false or misleading.

             (b) By HC Financial and High Country. HC Financial and High Country
                 ---------------------------------
agree that, in the event this Merger is not consummated, it will indemnify, hold harmless and defend Yadkin and its officers, directors, attorneys and financial advisors from and against any and all claims, disputes, demands, causes of action, suits, proceedings of any third party (including any Regulatory Authority), together with all losses, damages, liabilities, obligations, costs and expenses of every kind and nature in connection therewith (including without limitation reasonable attorneys' fees and legal costs and expenses in connection therewith), whether known or unknown, and whether now existing or hereafter arising, which may be threatened against, incurred, undertaken, received or paid by Yadkin:

             (i) in connection with or which arise out of, result from, or are based upon: (A) HC Financial's or High Country's operations or business transactions or its relationship with any of its employees; (B) HC Financial's or High Country's failure to comply with any statute or regulation of any federal, state or local government or agency (or any political subdivision thereof) in connection with the transactions described in this Agreement; or (C) actions, suits, proceedings, injunctions or any other type of legal action brought by shareholders of HC Financial in connection with the Merger;

             (ii) in connection with or which arise out of, result from, or are based upon any fact, condition or circumstance that constitutes a breach by HC Financial or High Country of, or any inaccuracy, incompleteness or inadequacy in, any of its representations or warranties under or in connection with this Agreement, or any failure of HC Financial or High Country to perform any of its covenants, agreements or obligations under or in connection with this Agreement; or,

             (iii) in connection with or which arise out of, result from, or are based upon any information provided by HC Financial or High Country which is included in the Proxy Statement/Offering Circular and which information causes the Proxy Statement/Offering Circular, at the time of its mailing to Yadkin's shareholders and HC Financial's shareholders, to contain any untrue statement of a material fact or to omit any material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not false or misleading.

          9.02. Procedure for Claiming Indemnification. If any matter subject to
                ---------------------------------------
indemnification under this Article IX arises in the form of a claim (herein referred to as a "Third Party Claim") against HC Financial, High Country or Yadkin, or their respective successors and assigns, or any of their respective subsidiary corporations, officers, directors, attorneys or financial advisors (collectively, the "Indemnitees"), the Indemnitee promptly shall give notice and details thereof, including copies of all pleadings and pertinent documents, to the party obligated for indemnification hereunder (the "Indemnitor"). Within 15 days of such notice, the Indemnitor either: (i) shall pay the Third Party Claim either in full or upon agreed compromise; or (ii) shall notify the applicable Indemnitee that the Indemnitor disputes the Third Party Claim and intends to defend against it, and thereafter shall so defend and pay any adverse final judgment or award in regard thereto. Such defense shall be controlled by the Indemnitor and the cost of such defense shall be borne by it, except that the Indemnitee shall have the right to participate in such defense at its own expense and provided that the Indemnitor shall have no right in connection with any such defense or the resolution of any such Third Party Claim to impose or agree to any liability, cost, restriction, limitation or condition of any kind that compromises the Indemnitee hereunder. In the case of an Indemnitee that is an officer, director, financial advisor or attorney of a party to this Agreement, then that party agrees that it shall cooperate in all reasonable respects in the defense of any such Third Party Claim, including making personnel, books and records relevant to the Third Party Claim available to the Indemnitor without charge therefor except for out-of-pocket expenses. Any settlement to a Third Party Claim agreed to by an Indemnitor shall provide for an unconditional release of the Indemnitee unless the Indemnitee agrees in writing otherwise. If the Indemnitor fails to take action within 15 days as hereinabove provided or, having taken such action, thereafter fails diligently to defend and resolve the Third Party Claim, the Indemnitee shall have the right to pay, compromise or defend the Third Party Claim and to assert the indemnification provisions hereof. The Indemnitee also shall have the right, exercisable in good faith, to take such action as may be necessary to avoid a default prior to the assumption of the defense of the Third Party Claim by the Indemnitor.

                                    ARTICLE X
                            MISCELLANEOUS PROVISIONS

          10.01.  Survival of Representations,  Warranties,  Indemnification and
                  --------------------------------------------------------------
Other Agreements.
-----------------

             (a) Representations,  Warranties and Other Agreements.  None of the
                 -------------------------------------------------
representations, warranties or agreements contained in this Agreement shall survive the Effective Time, and no party shall have any right after the Effective Time to recover damages or any other relief from any other party to this Agreement by reason of any breach of representation or warranty, any nonfulfillment or nonperformance of any agreement contained herein, or otherwise.

             (b) Indemnification.  The parties'  indemnification  agreements and
                 ----------------
obligations pursuant to Paragraph 9.01 shall become effective only in the event this Agreement is terminated and shall survive any such termination, and neither of the parties shall have any obligations under Paragraph 9.01 in the event of or following consummation of the Merger and the Bank Merger.

          10.02.  Waiver.  Any term or condition of this Agreement may be waived
                  ------
(except as to matters of required regulatory approvals and other approvals required by law), either in whole or in part, at any time by the party which is, and whose shareholders are, entitled to the benefits thereof; provided, however, that any such waiver shall be effective only upon a determination by the waiving party (through action of its Board of Directors) that such waiver would not materially adversely affect the interests of the waiving party or its shareholders; and, provided further, that no waiver of any term or condition of this Agreement by any party shall be effective unless such waiver is in writing and signed by the waiving party, nor shall any such waiver be construed to be a waiver of any succeeding breach of the same term or condition or a waiver of any other or different term or condition. No failure or delay of any party to exercise any power, or to insist upon a strict compliance by any other party of any obligation, and no custom or practice at variance with any terms hereof, shall constitute a waiver of the right of any party to demand full and complete compliance with such terms.

          10.03.  Amendment.   This  Agreement  may  be  amended,   modified  or
                  ---------
supplemented at any time or from time to time prior to the Effective Time, and either before or after its approval by the shareholders of Yadkin or the shareholders of HC Financial, by an agreement in writing approved by the Boards of Directors of HC Financial, High Country and Yadkin executed in the same manner as this Agreement; provided however, that, except with the further approval of Yadkin's shareholders and HC Financial's shareholders of that change or as otherwise provided herein, following approval of this Agreement by Yadkin's shareholders and HC Financial's shareholders no change may be made in the amount of Merger Consideration into which each share of HC Financial Common Stock will be converted.

          10.04.  Notices. All notices and other communications  hereunder shall
                  -------
be in writing and shall be deemed to have been duly given if delivered personally or by courier or overnight delivery service, or by U.S. mail, first class postage prepaid, and addressed as follows:

If to Yadkin:                                 With copy to:

William A. Long                               Ronald D. Raxter, Esq.
President and CEO                             Maupin, Taylor, P.A.
Yadkin Valley Bank and Trust Company          Highwoods Tower One, Suite 500
209 North Bridge Street                       3200 Beachleaf Court
Elkin, NC  28621-3404                         Raleigh, NC  27604
Fax: 336-835-8858                             Fax: 919-981-4300

If to HC Financial or High Country:           With copy to:

John M. Brubaker                              Edward C. Winslow, III, Esq.
High Country Bank                             Brooks, Pierce, McLendon, Humphrey
High Country Financial Corporation            & Leonard, L.L.P.
149 Jefferson Road                            2000 Renaissance Plaza
Boone, North Carolina 28607                   230 North Elm Street (27401)
Fax: 828-265-2045                             Greensboro, NC 27420-6000
                                              Fax: 336-378-1001




          10.05.  Further Assurance.  Yadkin, High Country and HC Financial each
                  -----------------
agrees to furnish to each other party such further assurances with respect to the matters contemplated in this Agreement and their respective agreements, covenants, representations and warranties contained herein, including the opinion of legal counsel, as such other party may reasonably request.

          10.06. Headings and Captions.  Headings and captions of the Paragraphs
                 ---------------------
of this Agreement have been inserted for convenience of reference only and do not constitute a part hereof.

          10.07.  Gender and Number. As used herein,  the masculine gender shall
                  -----------------
include the feminine and neuter, the singular number, the plural, and vice versa, whenever such meanings are appropriate.

          10.08. Entire Agreement.  This Agreement  (including all schedules and
                 -----------------
exhibits attached hereto and all documents incorporated herein by reference) contains the entire agreement of the parties with respect to the transactions described herein and supersedes any and all other oral or written agreement(s) heretofore made, and there are no representations or inducements by or to, or any agreements between, any of the parties hereto other than those contained herein in writing.

          10.09. Severability of Provisions.  The invalidity or unenforceability
                 --------------------------
of any term, phrase, clause, paragraph, restriction, covenant, agreement or other provision hereof shall in no way affect the validity or enforceability of any other provision or part hereof.

          10.10.  Assignment.  This  Agreement  may not be assigned by any party
                  -----------
hereto except with the prior written consent of each of the other parties hereto.

          10.11. Counterparts.  Any number of counterparts of this Agreement may
                 -------------
be signed and delivered, each of which shall be considered an original and which together shall constitute one agreement.

          10.12. Governing Law. This Agreement is made in and shall be construed
                 --------------
and enforced in accordance with the laws of the State of North Carolina.

          10.13.  Previously Disclosed  Information.  As used in this Agreement,
                  ----------------------------------
"Previously Disclosed" shall mean the disclosure of information by Yadkin to HC Financial and High Country, or by HC Financial and High Country to Yadkin, in a letter delivered by the disclosing party or parties to the other parties prior to the date hereof, specifically referring to this Agreement, and arranged in paragraphs corresponding to the Paragraphs, Subparagraphs and items of this Agreement applicable thereto. Information shall be deemed Previously Disclosed for the purpose of a given Paragraph, Subparagraph or item of this Agreement only to the extent that a specific reference thereto is made in connection with disclosure of such information at the time of such delivery.

          10.14  Best  Knowledge.  The  term  "Best  Knowledge"  as used in this
                 ----------------
Agreement with reference to certain facts or information shall be deemed to refer to facts or information of which officers of Yadkin, or officers of HC Financial or High Country, as the case may be, are consciously aware or of which they should have become consciously aware in the ordinary course of business and the performance of their management duties.

          10.15. Inspection.
                 -----------

             (a) Any right of HC Financial or High Country under this Agreement to investigate or inspect the assets, books, records, files and other information of Yadkin in no way shall establish any presumption that HC Financial or High Country should have conducted any investigation or that such right has been exercised by HC Financial or High Country, their respective agents, representatives or others. Any investigations or inspections actually made by HC Financial or High Country or their respective agents, representatives or others prior to the date of this Agreement or otherwise prior to the Effective Time shall not be deemed in any way in derogation or limitation of the covenants, representations and warranties made by or on behalf of Yadkin in this Agreement.

             (b) Any right of Yadkin under this Agreement to investigate or inspect the assets, books, records, files and other information of HC Financial or High Country in no way shall establish any presumption that Yadkin should have conducted any investigation or that such right has been exercised by Yadkin, its respective agents, representatives or others. Any investigations or inspections actually made by Yadkin or its respective agents, representatives or others prior to the date of this Agreement or otherwise prior to the Effective Time shall not be deemed in any way in derogation or limitation of the covenants, representations and warranties made by or on behalf of HC Financial or High Country in this Agreement.



[The remainder of this page was left blank intentionally.  Signatures are on the following page.]

     IN WITNESS WHEREOF, Yadkin, High Country and HC Financial each has caused this Agreement to be executed in its name by its duly authorized officers and its corporate seal to be affixed hereto as of the date first above written.


                                            YADKIN VALLEY BANK AND TRUST COMPANY

[CORPORATE SEAL]
                                            By: /s/ William A. Long
                                               ---------------------------------
                                                    William A. Long
                                                    CEO and President

ATTEST:

/s/ Patricia H. Wooten
-----------------------
Patricia H. Wooten
Secretary



                                            HIGH COUNTRY FINANCIAL CORPORATION

[CORPORATE SEAL]
                                            By: /s/ John M. Brubaker
                                                --------------------------------
                                                    John M. Brubaker
                                                    CEO and President

ATTEST:

/s/ Larry V. Hughes
-----------------------
Larry V. Hughes
Secretary



                                            HIGH COUNTRY BANK

[CORPORATE SEAL]
                                            By: /s/ John M. Brubaker
                                                --------------------------------
                                                    John M. Brubaker
                                                    CEO and President

ATTEST:

/s/ Larry V. Hughes
-----------------------
Larry V. Hughes
Secretary

     As an inducement to Yadkin Valley Bank and Trust Company to enter into this Agreement, each of the undersigned directors of High Country Financial Corporation executes this Agreement and in so doing agrees to vote all share of common stock of High Country Financial Corporation in favor of this Agreement and the Merger contemplated hereby, unless advised in writing by High Country Financial Corporation's counsel that such a vote is a breach of the directors' fiduciary duties as contemplated by Paragraph 4.01(a) of this Agreement. .

                                            /s/ John M. Brubaker
                                            ------------------------------------
                                                John M. Brubaker
                                                Director

                                            /s/ Faye E. Cooper
                                            ------------------------------------
                                                Faye E. Cooper
                                                Director

                                            /s/ John H. Councill
                                            ------------------------------------
                                                John H. Councill
                                                Director

                                            /s/ Harry M. Davis
                                            ------------------------------------
                                                Harry M. Davis
                                                Director

                                            /s/ James C. Furman
                                            ------------------------------------
                                                James C. Furman
                                                Director

                                            /s/ Cecil M. Greene
                                            ------------------------------------
                                                Cecil M. Greene
                                                Director

                                            /s/ Dale L. Greene
                                            ------------------------------------
                                                Dale L. Greene
                                                Director

                                            /s/ Larry V. Hughes
                                            ------------------------------------
                                                Larry V. Hughes
                                                Director

                                            /s/ Reba S. Moretz
                                            ------------------------------------
                                                Reba S. Moretz
                                                Director

                                            /s/ C. Kenneth Wilcox
                                            ------------------------------------
                                                C. Kenneth Wilcox
                                                Director

                                            /s/ Roger D. Wright
                                            ------------------------------------
                                                Roger D. Wright
                                                Director

                                INDEX OF EXHIBITS





                            Document                    Exhibit
                            --------                    -------

                         Plan of Merger                    A

                       Plan of Bank Merger                 B

                                    Exhibit A
                                    ---------

                                 PLAN OF MERGER
                                 By and Between
                      Yadkin Valley Bank and Trust Company
                                       and
                       HIGH COUNTRY FINANCIAL CORPORATION

          1.01.  Names of Merging  Corporations.  The names of the  corporations
                 ------------------------------
proposed to be merged are Yadkin Valley Bank and Trust Company ("Yadkin") and High Country Financial Corporation ("HC Financial").

          1.02.  Nature of Transaction;  Plan of Merger. At the "Effective Time"
                 --------------------------------------
specified in the Articles of Merger filed with the North Carolina Secretary of State, HC Financial will be merged into and with Yadkin (the "Merger") as provided in this Plan of Merger.

          1.03 Effect of Merger;  Surviving Corporation.  At the Effective Time,
               ----------------------------------------
and by reason of the Merger, the separate corporate existence of HC Financial shall cease while the corporate existence of Yadkin, as the surviving corporation in the Merger, shall continue with all of its purposes, objects, rights, privileges, powers and franchises, all of which shall be unaffected and unimpaired by the Merger. Following the Merger, Yadkin shall continue to operate as a North Carolina banking corporation and will conduct its business at its then legally established branch and main offices. The duration of the corporate existence of Yadkin, as the surviving corporation in the Merger, shall be perpetual and unlimited.

          1.04.  Assets and Liabilities of HC Financial.  At the Effective Time,
                 ---------------------------------------
and by reason of the Merger, and in accordance with applicable law, all of the property, assets and rights of every other kind and character of HC Financial (including without limitation all real, personal or mixed property, all debts due on whatever account, all other choses in action and every other interest of or belonging to or due to HC Financial, whether tangible or intangible) shall be transferred to and vest in Yadkin, and Yadkin shall succeed to all the rights, privileges, immunities, powers, purposes and franchises of a public or private nature of HC Financial, all without any conveyance, assignment or further act or deed; and, Yadkin shall become responsible for all of the liabilities, duties and obligations of every kind, nature and description of HC Financial as of the Effective Time. By virtue of the Merger, HC Financial's interest in and ownership of the outstanding shares of common stock of its wholly-owned subsidiary, High Country Bank ("High Country"), shall be transferred to and vest in Yadkin, and High Country shall become a wholly-owned subsidiary of Yadkin.

          1.05. Terms and Conditions of the Merger. The Merger shall be effected
                ----------------------------------
pursuant to the terms and conditions of this Plan of Merger and of the Agreement and Plan of Reorganization and Merger, dated as of August __, 2003, by and among HC Financial, High Country and Yadkin (the "Agreement").


          1.06.  Articles of  Incorporation.  The Articles of Incorporation  and
                 --------------------------
Bylaws of Yadkin in effect at the Effective Time shall be the Articles of Incorporation and Bylaws of Yadkin as the surviving corporation in the Merger. Three directors of HC Financial, as provided in the Agreement, shall be appointed to the Board of Directors of Yadkin, each to hold such office until removed as provided by law or until the election or appointment of their respective successors. The directors of Yadkin in office at the Effective Time shall continue to hold such offices until removed as provided by law or until the election or appointment of their respective successors. The officers of HC Financial in office at the effective time shall be named to positions with Yadkin as provided in the Agreement.

          1.07.  Closing;  Effective  Time.  The closing of the Merger and other
                 --------------------------
transactions contemplated by this Plan of Merger (the "Closing") shall take place at the offices of Yadkin, in Elkin, North Carolina, or at such other place as Yadkin and HC Financial may agree, on a date mutually agreeable to Yadkin and HC Financial (the "Closing Date") after expiration of any and all required waiting periods following the effective date of required approvals of the Merger by governmental or regulatory authorities (but in no event more than sixty (60) days following the expiration of all such required waiting periods).

                                    Exhibit B
                                    ---------

                               Plan of Bank Merger
                                 By and Between
                      Yadkin Valley Bank and Trust Company
                                       and
                                HIGH COUNTRY Bank

          1.01.  Names of the  Merging  Corporations.  The names of the  banking
                 -----------------------------------
corporations proposed to be merged are Yadkin Valley Bank and Trust Company ("Yadkin") and High Country Bank ("High Country"). Yadkin, as parent corporation of High Country, is the owner of all of the issued and outstanding shares of capital stock of High Country.

          1.02.  Nature of  Transaction;  Plan of Bank  Merger.  Subject  to the
                 ----------------------------------------------
provisions of this Plan of Merger, at the "Effective Time" specified in the Articles of Merger filed with the North Carolina Secretary of State, High Country will be merged into and with Yadkin (the "Bank Merger").

          1.03. Effect of Bank Merger;  Surviving Corporation.  At the Effective
                ---------------------------------------------
Time, and by reason of the Bank Merger, the separate corporate existence of High Country shall cease while the corporate existence of Yadkin, as the surviving corporation in the Bank Merger, shall continue with all of its purposes, objects, rights, privileges, powers and franchises, all of which shall be unaffected and unimpaired by the Bank Merger. The duration of the corporate existence of Yadkin, as the surviving corporation in the Bank Merger, shall be perpetual and unlimited.

          1.04.  Assets and Liabilities of High Country.  At the Effective Time,
                ---------------------------------------
and by reason of the Bank Merger, and in accordance with applicable law, all property, assets and rights of every kind and character of High Country (including without limitation all real, personal or mixed property, all debts due on whatever account, all other choses in action and every other interest of or belonging to or due to High Country, whether tangible or intangible) shall be transferred to and vest in Yadkin, and Yadkin shall succeed to all the rights, privileges, immunities, powers, purposes and franchises of a public or private nature of High Country (including all trust and other fiduciary properties, powers and rights), all without any conveyance, assignment or further act or deed; and, Yadkin shall become responsible for all other liabilities, duties and obligations of every kind, nature and description of High Country (including duties as trustee or fiduciary) as of the Effective Time.

          1.05.  Cancellation  of High Country Stock. At the Effective Time, all
                 -----------------------------------
rights of Yadkin as sole shareholder of all of High Country's issued and outstanding shares of $5.00 par value common stock shall cease to exist and Yadkin shall receive no consideration for such shares of High Country, with such shares and all rights related thereto being canceled, terminated and extinguished.

          1.06. Articles of Incorporation,  Bylaws and Management.  The Articles
                --------------------------------------------------
of Incorporation and Bylaws of Yadkin in effect at the Effective Time shall be the Articles of Incorporation and Bylaws of Yadkin as the surviving corporation in the Bank merger.

          1.07.  Closing;  Effective  Time.  The  closing of the Bank Merger and
                 --------------------------
other transactions contemplated by this Plan of Merger (the "Closing") shall take place at the offices of Yadkin, in Elkin, North Carolina, or at such other place as Yadkin shall designate, on such date as Yadkin shall designate (the "Closing Date") after the expiration of any and all required waiting periods following the effective date of required approvals of the Bank Merger by governmental or regulatory authorities (but in no event more than sixty (60) days following the expiration of all such required waiting periods).

                                   APPENDIX B
                                   ----------

            ARTICLE 13 OF THE NORTH CAROLINA BUSINESS CORPORATION ACT

                               Dissenters' Rights

Part 1.  Right to Dissent and Obtain Payment for Shares.

ss. 55-13-01.  Definitions.

  In this Article:

     (1) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

     (2) "Dissenter" means a shareholder who is entitled to dissent from corporate action under G.S. 55-13-02 and who exercises that right when and in the manner required by G.S. 55-13-20 through 55-13-28.

     (3) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

     (4) "Interest" means interest from the effective date of the corporate action until the date of payment, at a rate hat is fair and equitable under all the circumstances, giving due consideration to the rate currently paid by the corporation on its principal bank loans, if any, but not less than the rate provided in G.S. 24-1.

     (5) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

     (6) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

     (7)   "Shareholder"   means  the  record   shareholder  or  the  beneficial
shareholder.  (1925, c. 77, s. 1; 1943, c. 270; G.S., s. 55-167;  1955, c. 1371,
s. 1; 1969, c. 751, s. 39; 1973, c. 469, ss. 36, 37; 1989, c. 265, s. 1.)

ss. 55-13-02.  Right to dissent.

     (a) In addition to any rights granted under Article 9, a shareholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of, any of the following corporate actions:

     (1) Consummation of a plan of merger to which the corporation (other than a parent corporation in a merger whose shares are not affected under G.S. 55-11-04) is a party unless (i) approval by the shareholders of that corporation is not required under G.S. 55-11-03(g) or (ii) such shares are then redeemable by the corporation at a price not greater than the cash to be received in exchange for such shares;

     (2) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, unless such shares are then redeemable by the corporation at a price not greater than the cash to be received in exchange for such shares;

     (2a) Consummation of a plan of conversion pursuant to Part 2 of Article 11A of this Chapter;

     (3) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than as permitted by G.S. 55-12-01, including a sale in dissolution, but not including a sale pursuant to court order or a sale pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed in cash to the shareholders within one year after the date of sale;

     (4) An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it (i) alters or abolishes a preferential right of the shares; (ii) creates, alters, or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares; (iii) alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities; (iv) excludes or limits the right of the shares to vote on any matter, or to cumulate votes; (v) reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under G.S. 55-6-04; or (vi) changes the corporation into a nonprofit corporation or cooperative organization; or

     (5) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

   (b) A shareholder entitled to dissent and obtain payment for his shares under this Article may not challenge the corporate action creating his entitlement, including without limitation a merger solely or partly in exchange for cash or other property, unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

   (c) Notwithstanding any other provision of this Article, there shall be no right of shareholders to dissent from, or obtain payment of the fair value of the shares in the event of, the corporate actions set forth in subdivisions (1),
(2), or (3) of subsection (a) of this section if the affected shares are any class or series which, at the record date fixed to determine the shareholders entitled to receive notice of and to vote at the meeting at which the plan of merger or share exchange or the sale or exchange of property is to be acted on, were (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or (ii) held by at least 2,000 record shareholders. This subsection does not apply in cases in which either:

     (1) The articles of incorporation, bylaws, or a resolution of the board of directors of the corporation issuing the shares provide otherwise; or

     (2) In the case of a plan of merger or share exchange, the holders of the class or series are required under the plan of merger or share exchange to accept for the shares anything except:

          a.   Cash;

          b. Shares, or shares and cash in lieu of fractional shares of the surviving or acquiring corporation, or of any other corporation which, at the record date fixed to determine the shareholders entitled to receive notice of and vote at the meeting at which the plan of merger or share exchange is to be acted on, were either listed subject to notice of issuance on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held by at least 2,000 record shareholders; or

          c. A combination  of cash and shares as set forth in  sub-subdivisions
     a. and b. of this  subdivision.  (1925,  c. 77, s. 1; c. 235; 1929, c. 269;
     1939, c. 279; 1943, c. 270; G.S., ss. 55-26,  55-167;  1955, c. 1371, s. 1;
     1959, c. 1316,  ss. 30, 31; 1969, c. 751, ss. 36, 39; 1973, c. 469, ss. 36,
     37; c. 476, s. 193; 1989, c. 265, s. 1; 1989 (Reg.  Sess.,  1990), c. 1024,
     s. 12.18; 1991, c. 645, s. 12; 1997-202, s. 1; 1999-141, s. 1; 2001-387, s.
     26.)

ss. 55-13-03.  Dissent by nominees and beneficial owners.

   (a) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.

   (b) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:

     (1) He submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

     (2) He does so with respect to all shares of which he is the beneficial shareholder. (1925, c. 77, s. 1; 1943, c. 270; G.S., s. 55-167; 1955, c. 1371,
s. 1; 1969,  c. 751,  s. 39;  1973,  c. 469,  ss. 36, 37;  1989,  c. 265, s. 1.)
ss.ss.55-13-04 through 55-13-19. Reserved for future codification purposes.

              Part 2. Procedure for Exercise of Dissenters' Rights.

ss. 55-13-20.  Notice of dissenters' rights.

   (a) If proposed corporate action creating dissenters' rights under G.S. 55-13-02 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this Article and be accompanied by a copy of this Article.

   (b) If corporate action creating dissenters' rights under G.S. 55-13-02 is taken without a vote of shareholders or is taken by shareholder action without meeting under G.S. 55-7-04, the corporation shall no later than 10 days thereafter notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in G.S. 55-13-22. A shareholder who consents to shareholder action taken without meeting under G.S. 55-7-04 approving a corporate action is not entitled to payment for the shareholder's shares under this Article with respect to that corporate action.

   (c) If a corporation fails to comply with the requirements of this section, such failure shall not invalidate any corporate action taken; but any shareholder may recover from the corporation any damage which he suffered from such failure in a civil action brought in his own name within three years after the taking of the corporate action creating dissenters' rights under G.S. 55-13-02 unless he voted for such corporate action. (1925, c. 77, s. 1; c. 235; 1929, c. 269; 1939, c. 5; c. 279; 1943, c. 270; G.S., ss. 55-26, 55-165, 55-167;
1955,  c. 1371,  s. 1; 1969,  c. 751, s. 39; 1973,  c. 469, ss. 36, 37; 1989, c.
265, s. 1; 2002-58, s. 2.)

ss. 55-13-21.  Notice of intent to demand payment.

   (a) If proposed corporate action creating dissenters' rights under G.S. 55-13-02 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights:

     (1) Must give to the corporation, and the corporation must actually receive, before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

     (2) Must not vote his shares in favor of the proposed action.

   (b) A shareholder who does not satisfy the requirements of subsection (a) is not entitled to payment for his shares under this Article. (1925, c. 77, s. 1; 1943, c. 270; G.S., s. 55-167; 1955, c. 1371, s. 1; 1969, c. 751, s. 39; 1973,
c. 469, ss. 36, 37; 1989, c. 265, s. 1.)

ss. 55-13-22.  Dissenters' notice.

   (a) If proposed corporate action creating dissenters' rights under G.S. 55-13-02 is approved at a shareholders' meeting, the corporation shall mail by registered or certified mail, return receipt requested, a written dissenters' notice to all shareholders who satisfied the requirements of G.S. 55-13-21.

   (b) The dissenters' notice must be sent no later than 10 days after shareholder approval, or if no shareholder approval is required, after the approval of the board of directors, of the corporate action creating dissenters' rights under G.S. 55-13-02, and must:


     (1) State where the payment demand must be sent and where and when certificates for certificated shares must be deposited;

     (2) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

     (3) Supply a form for demanding payment;

     (4) Set a date by which the corporation must receive the payment demand, which date may not be fewer than 30 nor more than 60 days after the date the subsection (a) notice is mailed; and

     (5) Be accompanied by a copy of this Article. (1925, c. 77, s. 1; 1943, c. 270; G.S., s. 55-167; 1955, c. 1371, s. 1; 1969, c. 751, s. 39; 1973, c. 469,
ss. 36, 37; 1989, c. 265, s. 1; 1997-485, s. 4; 2001-387, s. 27; 2002-58, s. 3.)

ss. 55-13-23.  Duty to demand payment.

   (a) A shareholder sent a dissenters' notice described in G.S. 55-13-22 must demand payment and deposit his share certificates in accordance with the terms of the notice.

   (b) The shareholder who demands payment and deposits his share certificates under subsection (a) retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.

   (c) A shareholder who does not demand payment or deposit his share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his shares under this Article. (1925, c. 77, s. 1; 1943, c. 70; G.S., s. 55-167; 1955, c. 1371, s. 1; 1969, c. 751, s. 39; 1973, c.
469, ss. 36, 37; 1989, c. 265, s. 1.)

ss. 55-13-24.  Share restrictions.

   (a) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under G.S. 55-13-26.

   (b) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action. (1925, c. 77, s. 1; 1943, c. 270; G.S., s. 55-167; 1955, c. 1371, s. 1; 1969, c. 751, s.
39; 1973, c. 469, ss. 36, 37; 1989, c. 265, s. 1.)

ss. 55-13-25.  Payment.

   (a) As soon as the proposed corporate action is taken, or within 30 days after receipt of a payment demand, the corporation shall pay each dissenter who complied with G.S. 55-13-23 the amount the corporation estimates to be the fair value of his shares, plus interest accrued to the date of payment.

   (b) The payment shall be accompanied by:

     (1) The corporation's most recent available balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year, a statement of cash flows for that year, and the latest available interim financial statements, if any;

     (2) An explanation of how the corporation estimated the fair value of the shares;

     (3) An explanation of how the interest was calculated;

     (4) A statement of the dissenter's right to demand payment under G.S. 55-13-28; and

     (5) A copy of this  Article.  (1925,  c. 77, s. 1; 1943,  c. 270;  G.S., s.
55-167;  1955,  c. 1371,  s. 1; 1969,  c. 751, s. 39; 1973,  c. 469, ss. 36, 37;
1989, c. 265, s. 1; c. 770, s. 69; 1997-202, s. 2.)

ss. 55-13-26.  Failure to take action.

   (a) If the corporation does not take the proposed action within 60 days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

   (b) If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters' notice under G.S. 55-13-22 and repeat the payment demand procedure. (1925, c. 77, s. 1; 1943, c. 270; G.S., s. 55-167; 1955, c. 1371, s. 1; 1969, c.
751, s. 39; 1973, c. 469, ss. 36, 37; 1989, c. 265, s. 1.)

ss.55-13-27.  Reserved for future codification purposes.

ss.55-13-28. Procedure if shareholder dissatisfied with corporation's payment or failure to perform.
   (a) A dissenter may notify the corporation in writing of his own estimate of the fair value of his shares and amount of interest due, and demand payment of the amount in excess of the payment by the corporation under G.S. 55-13-25 for the fair value of his shares and interest due, if:

     (1) The dissenter believes that the amount paid under G.S. 55-13-25 is less than the fair value of his shares or that the interest due is incorrectly calculated;

     (2) The corporation fails to make payment under G.S. 55-13-25; or

     (3) The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within 60 days after the date set for demanding payment.

   (b) A dissenter waives his right to demand payment under this section unless he notifies the corporation of his demand in writing (i) under subdivision
(a)(1) within 30 days after the corporation made payment for his shares or (ii) under subdivisions (a)(2) and (a)(3) within 30 days after the corporation has failed to perform timely. A dissenter who fails to notify the corporation of his demand under subsection (a) within such 30-day period shall be deemed to have withdrawn his dissent and demand for payment. (1925, c. 77, s. 1; 1943, c. 270; G.S., s. 55-167; 1955, c. 1371, s. 1; 1969, c. 751, s. 39; 1973, c. 469, ss. 36,
37; 1989, c. 265, s. 1; 1997-202, s. 3.)

ss.55-13-29.  Reserved for future codification purposes.


                     Part 3. Judicial Appraisal of Shares.

ss. 55-13-30.  Court action.

   (a) If a demand for payment under G.S. 55-13-28 remains unsettled, the dissenter may commence a proceeding within 60 days after the earlier of (i) the date payment is made under G.S. 55-13-25, or (ii) the date of the dissenter's payment demand under G.S. 55-13-28 by filing a complaint with the Superior Court Division of the General Court of Justice to determine the fair value of the shares and accrued interest. A dissenter who takes no action within the 60-day period shall be deemed to have withdrawn his dissent and demand for payment.

     (a1) Repealed by Session Laws 1997-202, s. 4.

     (b) Reserved for future codification purposes.

     (c) The court shall have the discretion to make all dissenters (whether or not residents of this State) whose demands remain unsettled parties to the proceeding as in an action against their shares and all parties must be served with a copy of the complaint. Nonresidents may be served by registered or certified mail or by publication as provided by law.

     (d) The jurisdiction of the superior court in which the proceeding is commenced under subsection (a) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The parties are entitled to the same discovery rights as parties in other civil proceedings. The proceeding shall be tried as in other civil actions. However, in a proceeding by a dissenter in a corporation that was a public corporation immediately prior to consummation of the corporate action giving rise to the right of dissent under G.S. 55-13-02, there is no right to a trial by jury.

   (e) Each dissenter made a party to the proceeding is entitled to judgment for the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the corporation. (1925, c. 77, s. 1; 1943, c. 270; G.S., s. 55-167; 1955, c. 1371, s. 1; 1969, c. 751, s. 39; 1973, c. 469,
ss. 36, 37; 1989, c. 265, s. 1; 1997-202, s. 4; 1997-485, ss. 5, 5.1.)

ss. 55-13-31.  Court costs and counsel fees.

   (a)The court in an appraisal proceeding commenced under G.S. 55-13-30 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court, and shall assess the costs as it finds equitable.

   (b) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

     (1) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of G.S. 55-13-20 through 55-13-28; or

     (2) Against either the corporation or a dissenter, in favor of either or any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this Article.

   (c) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited. (1925, c. 77, s. 1; 1943, c. 270; G.S., s. 55-167; 1955, c. 1371, s. 1; 1969, c. 751, s. 39; 1973, c. 469, ss. 36, 37;
1989, c. 265, s. 1.)

                                   APPENDIX C
                                   ----------

                  FAIRNESS OPINION OF THE CARSON MEDLIN COMPANY

___________, 2003

Board of Directors
Yadkin Valley Bank & Trust Company
209 North Bridge St.
Elkin, NC 28621

Members of the Board:

You have requested our opinion as to the fairness, from a financial point of view, to the shareholders of Yadkin Valley Bank and Trust Company ("Yadkin") of the consideration to be paid to the shareholders of High Country Financial Corporation and its subsidiary High Country Bank (collectively "High Country") under the terms of a certain Agreement and Plan of Reorganization and Merger dated August 27, 2003 (the "Agreement") pursuant to which High Country would be merged with and into Yadkin (the "Merger"). Under the terms of the Agreement, each of the outstanding common shares of High Country shall cease to exist and, as consideration for and to effect the Merger, each such outstanding share will be converted into the right to receive either (i) cash in the amount of $24.02; or (ii) 1.3345 shares of Yadkin common stock, subject to certain limitations and modification under certain conditions. The foregoing summary of the Merger is qualified in its entirety by reference to the Agreement.

The Carson Medlin Company is a National Association of Securities Dealers,  Inc.
(NASD) member investment banking firm, which specializes in the securities of financial institutions in the United States. As part of our investment banking activities, we are regularly engaged in the valuation of financial institutions in the United States and transactions relating to their securities. We regularly publish our research on independent community banks regarding their financial and stock price performance. We are familiar with the commercial banking industry in North Carolina and the major commercial banks operating in that market. We have been retained by Yadkin in a financial advisory capacity to render our opinion hereunder, for which we will receive compensation.

In reaching our opinion, we have analyzed the respective financial positions, both current and historical, of Yadkin and High Country. We have reviewed: (i) the Agreement; (ii) audited financial statements of Yadkin for the five years ended December 31, 2002; (iii) audited financial statements of High Country for the four years ended December 31, 2002; (iv) unaudited interim financial statements of Yadkin for the six months ended June 30, 2003; (v) unaudited interim financial statements of High Country for the six months ended June 30, 2003; and (vi) certain financial and operating information with respect to the business, operations and prospects of Yadkin and High Country. We also: (a) held discussions with members of management of Yadkin and High Country regarding historical and current business operations, financial condition and future prospects of their respective companies; (b) reviewed the historical market prices and trading activity for the common stocks of Yadkin and High Country and compared them with those of certain publicly-traded companies which we deemed to be relevant; (c) compared the results of operations of Yadkin and High Country with those of certain banking companies which we deemed to be relevant; (d) compared the proposed financial terms of the Merger with the financial terms, to the extent publicly available, of certain other recent business combinations of commercial banking organizations; and (e) conducted such other studies, analyses, inquiries and examinations as we deemed appropriate.

We have relied upon and assumed, without independent verification, the accuracy and completeness of all information provided to us. We have not performed or considered any independent appraisal or evaluation of the assets of Yadkin or High Country. The opinion we express herein is necessarily based upon market, economic and other relevant considerations as they exist and can be evaluated as of the date of this letter.

Based upon the foregoing, it is our opinion that the consideration to be paid to the shareholders of High Country Financial Corporation as provided for in the Agreement is fair, from a financial point of view, to the shareholders of Yadkin Valley Bank & Trust Company.

Very truly yours,




THE CARSON MEDLIN COMPANY

                                   APPENDIX D


                        FAIRNESS OPINION OF SMITH CAPITAL

                         Smith Capital, Inc.
                         200 Hargett Court
                         Charlotte, North Carolina 28211


Tel 704 362 1563                                           Fax 704 364 3451

The Board of Directors
High Country Financial Corporation,
149 Jefferson Road
Boone, North Carolina 28607

Attention: Mr. John M. Brubaker
President and CEO
_______________, 2003

Ladies and Gentlemen:

     You have requested our opinion as to the fairness, from a financial point of view, to the shareholders of High Country Financial Corporation, ("High Country") of the consideration to be paid to them in connection with an Agreement and Plan of Reorganization and Merger (the Agreement") dated August 27, 2003 between High Country, and Yadkin Valley Bank and Trust Company ("Yadkin"). Pursuant to the Agreement each outstanding share of High Country no par value common stock shall be converted into the right to receive ("Consideration") (A) cash in the amount of $24.02 per share of High Country common stock; (B)or 1.3345 shares of Yadkin common stock for each share of High Country common stock, which is subject to adjustment based on the average closing price of Yadkin common stock and a minimum and maximum and further subject to the terms and limitations set forth in the Agreement.

     In arriving at our updated  opinion,  we have  reviewed (i) the  Agreement;
(ii) the Registration Statement and Joint Proxy Statement/Prospectus; (iii) the audited financial statements of High Country and Yadkin for the fiscal years ended December 31, 2000 through 2002, (iv) certain publicly available information concerning the business of High Country, Yadkin and of certain other companies engaged in businesses comparable to those of High Country and Yadkin, and the reported market prices for certain other companies' securities deemed comparable; (v) publicly available terms of certain transactions involving companies comparable to High Country and the consideration received for such companies; (vi) reported trades in the shares of Yadkin; and (vii) certain internal financial analyses and forecasts prepared by High Country and Yadkin and their respective managements.

     In addition, we have held discussions with certain members of the management of High Country and Yadkin with respect to certain aspects of the Merger, and the past and current business operations of High Country and Yadkin, the financial condition and future prospects and operations of High Country and Yadkin, the effects of the Merger on the financial condition and future prospects of High Country and Yadkin, and certain other matters we believed necessary or appropriate to our inquiry. We have reviewed such other financial studies and analyses and considered such other information as we deemed appropriate for the purposes of this opinion.

     In giving our opinion, we have relied upon and assumed, without independent verification, the accuracy and completeness of all information that was publicly available or was furnished to us by High Country and Yadkin or otherwise reviewed by us, and we have not assumed any responsibility or liability therefore. We have not conducted any valuation or appraisal of any assets or liabilities, nor have any such valuations or appraisals been provided to us. In relying on financial analyses and forecasts provided to us, we have assumed that they have been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of High Country and Yadkin to which such analyses or forecasts relate. We have also assumed that the Merger will have the tax and accounting consequences described in discussions with, and materials furnished to us by, representatives of High Country, and that the other transactions contemplated by the Agreement will be consummated as described in the Agreement.

Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments might affect this opinion. We are expressing no opinion herein as to the price at which Yadkin's stock will trade at any future time.

On the basis of and subject to the foregoing, it is our opinion as of the date hereof that the Consideration in the proposed Merger is fair, from a financial point of view, to High Country's stockholders.

This letter is provided to the Board of Directors of High Country in connection with and for the purposes of its evaluation of the Merger. This opinion may not be disclosed, referred to, or communicated (in whole or in part) to any third party for any purpose whatsoever except with our prior written consent in each instance. This opinion may be reproduced in full in any proxy or information statement mailed to stockholders of High Country but may not otherwise be disclosed publicly in any manner without our prior written approval and must be treated as confidential.

Very truly yours,

Smith Capital, Inc.

By:
 ---------------------
  Name: Alison J. Smith
  Title: President

                                 REVOCABLE PROXY
                       HIGH COUNTRY FINANCIAL CORPORATION


[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS
                         SPECIAL MEETING OF SHAREHOLDERS
                                ___________, 2003
                              _____________ ____.m.

     The undersigned hereby appoints the official proxy committee of High Country Financial Corporation (the "Company") comprised of all of the members of the Board of Directors of the Company, each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Company that the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held on _____________, 2003 at the Best Western, Blue Ridge Plaza, Boone, North Carolina, at ____:00 ___.m., local time, and at any and all adjournments thereof, as follows:



   Please be sure to sign and date Date this Proxy in the box below.



                -------------------------------------------------
                                      Date


                -------------------------------------------------
                             Stockholder sign above


                -------------------------------------------------
                         Co-Holder (if any) sign above



                                       For       Against      Abstain

 1. The  approval  of the  Agreement    [ ]        [ ]          [ ]
 and  Plan  of  Reorganization   and
 Merger dated August 27, 2003 by and
 among Yadkin  Valley Bank and Trust
 Company,   High  Country  Financial
 Corporation and High Country Bank.


PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE ANNUAL MEETING:      [ ]


     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION AND MERGER.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER SPECIFIED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION AND MERGER. IF ANY OTHER BUSINESS THAT FALLS WITHIN THE PURPOSES SET FORTH IN THE NOTICE OF SPECIAL MEETING IS PRESENTED AT THE SPECIAL MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE PROXY COMMITTEE'S BEST JUDGMENT.






    Detach above card, sign, date and mail in postage paid envelope provided.

                       HIGH COUNTRY FINANCIAL CORPORATION


Please sign exactly as your name appears on this proxy card, date and return this card promptly using the enclosed envelope. Executors, administrators, guardians, officers of corporations, and others signing in a fiduciary capacity should state their full title. The above signed acknowledges receipt from the Company, prior to the election of this Proxy, of a Notice of Special Meeting and a Joint Proxy Statement/Offering Circular dated ___________, 2003.

   WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE ACT PROMPTLY.
      SIGN, DATE & MAIL YOUR PROXY CARD TODAY, USING THE ENCLOSED ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

--------------------------------------------------------

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